As Filed with the Securities and Exchange Commission on September 1, 2017

Securities Act File No. 333-219091

united states SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1 [X]
Post-Effective Amendment No. __ [_]

DEUTSCHE MARKET TRUST

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary
One Beacon Street
Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:  Shares of Beneficial Interest (without par value) of the Registrant.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Deutsche Select Alternative Allocation Fund

Q&A

Q Why am I receiving this Prospectus/Proxy Statement?

A As part of a continuous product line-up review and analysis, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), investment advisor to each of Deutsche Select Alternative Allocation Fund (“Select” or the “Fund”) and Deutsche Real Assets Fund (“Real Assets”), proposed the merger of Select into Real Assets and the Board of Trustees of Select and Real Assets (the “Board”) approved the merger.

As a shareholder of Select, you are being asked to vote on the following proposal:

•	Approval of the merger of Select into Real Assets.

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interest of the Fund. The Board unanimously recommends that you vote for the proposal.

The proposal, including DIMA’s reasons for making the proposal and the Board’s considerations of the proposal, is described in more detail below and in the enclosed Prospectus/Proxy Statement.

Q Why did DIMA propose the merger for my Fund?

A DIMA proposed the merger because it believes that, as a result of relative underperformance, a prolonged period of net redemptions and limited prospects for future asset growth, Select is no longer a viable long-term investment solution for shareholders. DIMA informed the Board that it believes the proposed merger of Select into Real Assets would allow shareholders of Select to remain invested in a fund within the Deutsche Family of Funds that invests primarily in alternative asset categories, has lower net expense ratios than Select (taking into account both direct and underlying fund expenses), has had better performance in recent periods as of March 31, 2017 and, as a result, has a better chance for future asset growth and economies of scale based on DIMA’s analysis of the alternatives and real assets marketplace.

Q Why does the Board recommend that shareholders vote to approve the merger?

A Based on the information provided by DIMA, the Board considered that the merger of Select into Real Assets would allow shareholders to remain invested in an alternatives-focused fund within the Deutsche Family of Funds at lower net expense ratios (taking into account both direct and underlying fund expenses), that has had better performance in recent periods as of March 31, 2017, and that, as a result, has a better chance for future asset growth and economies of scale. The Board also considered that the merger is expected to be a tax-free reorganization and shareholders of Select are not expected to recognize any taxable gain or loss as a direct result of the merger. Therefore, based on all the information considered by the Board and its discussions with DIMA, the Board approved the merger and recommends that shareholders vote to approve the merger.

Q       What are the investment objectives and strategies of Select and Real Assets?

A.       Select seeks capital appreciation and Real Assets seeks total return in excess of inflation through capital growth and current income. Both funds focus investments in alternative asset categories that include real assets, including real estate, commodities, infrastructure, gold and precious metals, and certain fixed income securities. Select is a fund-of-funds and pursues its investment objective by investing in primarily a combination of other Deutsche funds (i.e., mutual funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles managed by DIMA or one of its affiliates) and unaffiliated mutual funds and ETFs that invest in alternative asset categories (such as inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield). Real Assets pursues its investment objective by making direct investments in various real assets (e.g., real estate, commodities, natural resources, infrastructure and gold and other precious metals) or in securities of companies that own or derive a significant portion of their value from such real assets or the production thereof.

Q       How do the management fees and expense ratios of Select and Real Assets compare?

A.       Select and Real Assets have different fee and expense structures. Under Select’s Investment Management Agreement, DIMA is not paid a management fee for investment advisory services directly by the Fund. Instead, shareholders of Select indirectly bear a pro rata share of the operating expenses of the underlying funds in which Select invests, including the management fee paid to DIMA or other investment advisors. Currently, Real Assets pays DIMA a management fee for investment advisory services at the following rates: (a) 0.800% on the first $2.0 billion of the fund’s average daily net assets; and (b) 0.775% of the fund’s average daily net assets thereafter. After the merger, DIMA will be paid a management fee for investment advisory services by Real Assets at the following rates: (a) 0.800% on the first $500 million of the fund’s average daily net assets; (b) 0.785% on the next $1.5 billion of the fund’s average daily net assets; and (c) 0.775% of the fund’s average daily net assets thereafter. DIMA also provides administrative services to each fund and receives a separate administrative services fee of 0.10% from each fund and would continue to receive this fee from Real Assets after the merger.

Select’s total operating expense ratios include all direct expenses of the Fund and also the indirect expenses of the underlying funds in which Select invests. Real Assets generally does not invest in other funds, so its total operating expense ratios reflect Real Assets’ direct expenses. DIMA has agreed to extend Real Assets’ current expense caps for a period of at least three years following the merger to maintain annual net operating expense ratios at levels no higher than the current levels of 1.22%, 1.97%, 1.47%, 0.95%, 1.07% and 0.95% for Class A, Class C, Class R, Class R6, Class S and Institutional Class, respectively. Real Assets’ current total annual operating expense ratios and expense caps are at levels lower than the net annual operating expense ratios of Select (taking into account both direct and underlying fund expenses).

Q Will I have to pay taxes as a result of the merger?

A As a condition to closing, tax counsel will provide an opinion to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes.   Accordingly, you are not expected to recognize any taxable gain or loss as a direct result of the merger.

Because the merger will end the tax year of Select, it will accelerate any taxable distributions to shareholders of Select for its taxable year ending on the date of the merger. In addition, if the merger is approved, approximately 65% of the portfolio holdings of Select will be sold prior to the merger closing date which, depending on the tax attributes of the portfolio securities sold, may increase the taxable distribution to shareholders prior to the merger. As of July 31, 2017, Select had a current capital loss carryforward of $3.4 million. As of July 31, 2017, Select had net unrealized capital gains of $14,760,561, which after sales of 65% of Select’s portfolio holdings and application of capital losses would amount to a taxable distribution to Select shareholders of $4,245,823 (or $0.26 per share). The Fund’s net realized and unrealized capital gain/loss amounts will fluctuate up until the merger based on changes in the market values of the Fund’s portfolio securities and sales of portfolio securities made in the ordinary course of business. The amount of the actual taxable distribution, if any, to shareholders of Select prior to the merger may be higher or lower than the amount noted above. Following the merger, a portion of Select’s portfolio assets acquired by Real Assets, as well as other portfolio assets of Real Assets, may be sold in the ordinary course of Real Assets’ business, which can affect the amount and timing of taxable distributions to the shareholders of Real Assets (including former shareholders of Select as shareholders of Real Assets). Of course, you may also be subject to taxation as a result of the normal operations of your Fund whether or not the merger occurs.

If you choose to sell your shares before the merger or redeem or exchange your shares after the merger, the sale, redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so.

Q When would the merger take place?

A If approved, the merger would be effective on October 30, 2017, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders will receive a confirmation statement reflecting the number of shares owned.

Q Will the number of shares I own change as a result of the merger?

A Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in Real Assets immediately following the merger will equal the aggregate net asset value of your investment in Select at the time of the merger, which may be greater or less than the aggregate net asset value of your shares of Select currently.

Q What if the merger is not approved or does not occur?

A       In the event that the merger is not approved or does not occur, Select will continue to be managed as a separate fund and the Board will take such action, if any, that it deems to be in the best interest of Select.

Q Who is incurring the costs of this merger?

A Select will bear the direct costs of the merger including, but not limited to preparation, printing and mailing of the Prospectus/Proxy Statement, as well as associated legal and accounting expenses to the extent that they are less than Select shareholders’ projected cost savings during the first year following the merger. DIMA has agreed to bear direct merger costs to the extent that they would exceed Select shareholders’ projected cost savings during the first year following the merger. It is anticipated that direct merger costs (estimated at $241,000) will be less than Select shareholders’ expected one-year post merger cost savings (estimated at $1.1 million) as a result of the lower total net expense ratios of Real Assets. Therefore, it is anticipated that Select will bear all the costs of the merger, estimated to be about $241,000, but that the estimated payback period for such costs will be 3 months based on the projected one-year cost savings to Select shareholders.

Q Are there related mergers proposed by DIMA that might affect my interests in Select or in Real Assets after the merger?

A       In addition to the merger described in this Prospectus/Proxy Statement, DIMA has also separately proposed the merger of Deutsche Gold & Precious Metals Fund (“Gold”) into Real Assets (the “Gold Merger”). The Gold Merger is described in a separate prospectus/proxy statement. The Select and Real Assets merger and the Gold Merger are not contingent upon each other. The Gold Merger, if approved by shareholders of Gold, will result in the assets of Gold being transferred to Real Assets in exchange for shares of Real Assets and the assumption by Real Assets of the liabilities of Gold. The board of trustees of Gold and Select is comprised of the same individuals. The board unanimously approved the Gold Merger.

Q How can I vote?

A You can vote in any one of four ways:

• Through the Internet, by going to the website listed on your proxy card;

• By telephone, with a toll-free call to the number listed on your proxy card;

• By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

• In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., Deutsche Select Alternative Allocation Fund’s proxy solicitor, at 866-905-8143.

345 Park Avenue

New York, New York 10154

(800) 728-3337

_________________, 2017

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

A Message from the Fund’s President

Dear Shareholder:

I am writing to ask for your vote on an important matter affecting your investment in Deutsche Select Alternative Allocation Fund (“Select” or the “Fund”). While you are, of course, welcome to join us at the special meeting of the Fund’s shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	To approve an agreement and plan of reorganization calling for the merger of Select into Deutsche Real Assets Fund (“Real Assets”).

The Board of Trustees of Select recommends that you vote FOR the Proposal.

DIMA is proposing the merger because it believes that, as a result of relative underperformance, a prolonged period of net redemptions and limited prospects for future asset growth, Select is no longer a viable long-term investment solution for shareholders. DIMA believes the proposed merger of Select into Real Assets will allow shareholders of Select to remain invested in a fund within the Deutsche Family of Funds that invests primarily in alternative asset categories, has lower net expense ratios than Select (taking into account both direct and underlying fund expenses), has had better performance in recent periods as of March 31, 2017 and, as a result, has a better chance for future asset growth and economies of scale based on DIMA’s analysis of the alternatives and real assets marketplace.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Real Assets and the terms of the proposed merger as well as a discussion of the factors considered by the Fund’s Board of Trustees in determining to recommend that shareholders approve the proposed merger.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Select’s proxy solicitor, at 866-905-8143 or contact your financial advisor. Thank you for your continued support of Deutsche Asset Management.

Sincerely yours,

Brian Binder

President

Deutsche Select Alternative Allocation Fund

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders of Deutsche Select Alternative Allocation Fund (“Select” or the “Fund”), a series of Deutsche Market Trust, will be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on October 11, 2017 at 9:00 a.m. Eastern time (the “Meeting”), for the following purpose:

Proposal:	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all of the assets of Select to Deutsche Real Assets Fund (“Real Assets”), a series of Deutsche Market Trust, in exchange for shares of Real Assets (“Merger Shares”) and the assumption by Real Assets of all the liabilities of Select, and (ii) the distribution of the Merger Shares to the shareholders of Select in complete liquidation of Select.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of Select at the close of business on August 8, 2017 are entitled to vote at the Meeting of the Fund and any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees,

John Millette,

Secretary

______________________, 2017

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. Instructions for signing the proxy card are listed in Appendix A of this Prospectus/Proxy Statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

This package contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page ________.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., Select’s proxy solicitor, at the special toll-free number we have set up for you, 866-905-8143, or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

______________________, 2017

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on October 11, 2017:

The prospectus/proxy statement is available at https://www.proxy-direct.com/deu-29030.

Acquisition of the assets of:	By and in exchange for shares of:

Deutsche Select Alternative Allocation Fund a series of Deutsche Market Trust 345 Park Avenue New York, NY 10154 800-728-3337	Deutsche Real Assets Fund a series of Deutsche Market Trust 345 Park Avenue New York, NY 10154 800-728-3337

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Select Alternative Allocation Fund (“Select” or the “Fund”), a series of Deutsche Market Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on October 11, 2017 at 9:00 a.m. Eastern time, and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

At the Meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the merger of Select into Deutsche Real Assets Fund (“Real Assets”). If the Agreement and Plan of Reorganization is approved, the merger will be accomplished as follows: (i) all assets of Select will be transferred to Real Assets solely in exchange for shares of Real Assets (the “Merger Shares”) and the assumption by Real Assets of all the liabilities of Select; and (ii) the Merger Shares will be distributed to shareholders of Select in complete liquidation of Select. Each shareholder of Select will receive a number of full and fractional shares of the corresponding class of Real Assets equal in aggregate value as of the Valuation Time (as defined below on page ____) to the aggregate value of such shareholder’s Select shares. If the merger is not approved, Select will continue to be managed as a separate fund and the Board will take such action, if any, that it deems to be in the best interest of Select.

In addition to the merger described in this Prospectus/Proxy Statement, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) has also separately proposed the merger of Deutsche Gold & Precious Metals Fund (“Gold”) into Real Assets (the “Gold Merger”). The Gold Merger is described in a separate prospectus/proxy statement. The Select and Real Assets merger and the Gold Merger are not contingent upon each other. The Gold Merger, if approved by shareholders of Gold, will result in the assets of Gold being transferred to Real Assets in exchange for shares of Real Assets and the assumption by Real Assets of the liabilities of Gold. The board of trustees of Gold and Select is comprised of the same individuals. The board unanimously approved the Gold Merger. As identified in this Prospectus/Proxy Statement, this Prospectus/Proxy Statement contains certain information about the resulting combined fund if both the Select and Real Assets merger and the Gold Merger are approved.

This Prospectus/Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about September ___, 2017, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in Real Assets, a series of Deutsche Market Trust, an open-end management investment company registered under the 1940 Act. Please read it carefully and keep it for future reference.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Fund’s Board of Trustees’ recommendation as stated in the Prospectus/Proxy

Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Real Assets for Class A, Class C, Class R, Class R6, Institutional Class and Class S shares dated July 31, 2017, as supplemented July 31, 2017, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Select for Class A, Class C, Class R, Class R6, Institutional Class and Class S shares dated December 1, 2016, as supplemented March 1, 2017, March 16, 2017, April 3, 2017, May 23, 2017 and July 7, 2017;

(iii)	the statement of additional information of Select for Class A, Class C, Class R, Class R6, Institutional Class and Class S shares dated December 1, 2016, as supplemented December 29, 2016, March 1, 2017, June 19, 2017 and July 7, 2017;

(iv)	the statement of additional information relating to the proposed merger, dated ____________, 2017 (the “Merger SAI”); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for Select contained in its Annual Report for the fiscal year ended August 31, 2016 and the unaudited financial statements for the six months ended February 28, 2017 contained in Select’s Semi-Annual Report.

No other parts of Select’s Annual Report or Semi-Annual Report are incorporated by reference herein.

The financial highlights for Real Assets contained in the Annual Report for the period ended March 31, 2017, and the financial highlights for Select contained in the Semi-Annual Report for the period ended February 28, 2017, are attached to this Prospectus/Proxy Statement as Appendix C.

Shareholders may get free copies of Select’s and Real Assets’ prospectuses, statements of additional information, annual reports and semi-annual reports and/or the Merger SAI, request other information about either fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding fund at 1-800-728-3337 or by writing to the corresponding fund at 345 Park Avenue, New York, New York 10154.

Like shares of Select, shares of Real Assets are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the matter listed in the Notice of Special Meeting of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Select’s proxy solicitor, at 866-905-8143, or contact your financial advisor.

Select and Real Assets are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about Select and Real Assets at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission,

Washington, D.C. 20549. You may also access reports and other information about Select and Real Assets on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION CALLING FOR THE MERGER OF SELECT INTO REAL ASSETS

I.  SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.  What is being proposed?

The Board of Trustees of Select (the “Board”) is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which is referred to herein as a merger of Select into Real Assets. If approved by shareholders, the merger would involve the following steps: (i) all assets of Select will be transferred to Real Assets solely in exchange for shares of Real Assets (the “Merger Shares”) and the assumption by Real Assets of all the liabilities of Select; and (ii) the Merger Shares will be distributed to shareholders of Select in complete liquidation of Select. All Merger Shares delivered to Select will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Select will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record. As a result of the merger, your shares of Select will, in effect, be exchanged for shares of the same class of Real Assets with an equal aggregate net asset value as of the Valuation Time (as defined below on page__).

DIMA proposed the merger because it believes that, as a result of relative underperformance, a prolonged period of net redemptions and limited prospects for future asset growth, Select is no longer a viable long-term investment solution for shareholders. DIMA informed the Board that it believes the proposed merger of Select into Real Assets would allow shareholders of Select to remain invested in a fund within the Deutsche Family of Funds that invests primarily in alternative asset categories, has lower net expense ratios than Select (taking into account both direct and underlying fund expenses), has had better performance in recent periods as of March 31, 2017 and, as a result, has a better chance for future asset growth and economies of scale based on DIMA’s analysis of the alternatives and real assets marketplace.

Based on the information provided by DIMA, the Board considered that the merger of Select into Real Assets would allow shareholders to remain invested in an alternatives-focused fund within the Deutsche Family of Funds at lower net expense ratios (taking into account both direct and underlying fund expenses), that has had better performance in recent periods as of March 31, 2017, and that, as a result, has a better chance for future asset growth and economies of scale. The Board also considered that the merger is expected to be a tax-free reorganization for federal income tax purposes and shareholders of Select are not expected to recognize any taxable gain or loss as a direct result of the merger. Based on all the information considered by the Board and its discussions with DIMA, the Board concluded that: (1) the merger is in the best interests of Select and (2) the interests of the existing shareholders of Select will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement and Plan of Reorganization effecting the merger. For a full discussion of the Board’s considerations, please see “Information About the Proposed Merger — Board’s Considerations Relating to the Proposed Merger” in Section IV below.

2.  What are the investment objectives and strategies of Select and Real Assets?

As described below, the funds have similar principal investment strategies, both funds focus on investments in alternative asset categories that include real assets, including real estate, commodities, infrastructure, gold and precious metals and certain fixed income securities, but there are some differences in their strategies. Select is a fund-of-funds and pursues its investment objective by investing in primarily a combination of other Deutsche funds (i.e., mutual funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles managed by DIMA or one of its affiliates) and unaffiliated mutual funds and ETFs that invest in alternative asset categories (such as inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield). Real Assets pursues its investment objective by making direct investments in various real assets (e.g., real estate, commodities, natural resources, infrastructure and gold and other precious metals) or in securities of companies that own or derive a significant portion of their value from such real assets or the production thereof.

Select. Select seeks capital appreciation and uses a fund-of-funds structure. The Fund invests in a combination of other Deutsche funds (i.e., mutual funds, ETFs and other pooled investment vehicles managed by DIMA or one of its affiliates), certain other securities and derivative instruments. Select seeks to achieve its investment objective by investing in alternative (or non-traditional) asset categories and investment strategies (such as inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield). Select may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as “underlying funds”). Select’s allocations among the underlying funds may vary over time. The underlying funds in which Select invests use a broad array of investment styles. The underlying funds can buy many types of securities, including common stocks, preferred stocks and convertible stocks issued by US and foreign corporations; debt securities of varying maturities and credit qualities (including below investment grade or junk bonds) issued by US and foreign corporations, governments and governmental agencies; equity and debt securities issued by real estate investment trusts (REITs); inflation-indexed bonds; and senior loans. The underlying funds may also use various types of derivative instruments, including futures contracts, forward currency contracts, swaps and commodities-related derivatives. The underlying funds may invest in emerging markets securities and sell securities short.

Real Assets. Real Assets seeks total return in excess of inflation through capital growth and current income and pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a combination of investments that the fund’s Advisor believes offer exposure to “real assets.” The Advisor seeks exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate (REITs and real estate operating companies), commodities (commodity futures), natural resources related equities (energy, metals and mining, paper and forestry, chemicals), infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPs) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted. Real Assets generally invests between 25% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets. Real Assets may invest up to 10% of its net assets in affiliated and unaffiliated ETFs, and is also able to invest in certain other securities, including fixed income securities, and derivative instruments, including gold futures contracts and other commodity-linked futures. With respect to investments in fixed income securities, Real Assets may hold securities of any quality, maturity or duration. Real Assets may gain exposure to the commodity market by investing up to 25% of the fund’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which shares the same portfolio management team as Real Assets and invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income instruments.

Additional information on the funds’ investment objectives, strategies and risks and how they compare and differ can be found below in Section II “Investment Strategies and Risk Factors.”

The following tables set forth a summary of the composition of each fund’s investment portfolio as of June 30, 2017, and DIMA’s estimation of a representative portfolio composition of Real Assets assuming consummation of the proposed merger.

Asset Allocation (as a % of investment portfolio)

	Select	Real Assets	Real Assets — Estimated (Assuming Consummation of Merger)(1)
Infrastructure	11.3%	38.7%	25.9%
Real Estate	7.3%	24.7%	16.6%
Commodity/Commodity Equities	13.8%	14.0%	42.1%
TIPS	16.7%	11.6%	7.7%
Commodity Futures	0%	9.5%	6.4%
Fixed Income – Nontraditional	47.0%	0%	0%
Cash	3.9%	1.5%	1.3%
Total	100%	100%	100%

(1)	Reflects DIMA’s estimation of the portfolio composition of Real Assets subsequent to the merger. There can be no assurance as to actual portfolio composition of Real Assets subsequent to the merger.

3. Will the management of the fund change as a result of the merger?

Both Select and Real Assets are managed by the Advisor. Real Assets is also sub-advised by RREEF America L.L.C. (“RREEF”) an affiliate of the Advisor. The portfolio managers of Real Assets will continue to manage the day-to-day operations of Real Assets after the merger.

4.  How do the management fees and expense ratios of Select and Real Assets compare?

Select and Real Assets have different fee and expense structures. Under Select’s Investment Management Agreement, DIMA is not paid a management fee for investment advisory services directly by the Fund. Instead, shareholders of Select indirectly bear a pro rata share of the operating expenses of the underlying funds in which Select invests, including the management fee paid to DIMA or other investment advisors. Currently, Real Assets pays DIMA a management fee for investment advisory services at the following rates: (a) 0.800% on the first $2.0 billion of the fund’s average daily net assets; and (b) 0.775% of the fund’s average daily net assets thereafter. After the merger, DIMA will be paid a management fee for investment advisory services by Real Assets at the following rates: (a) 0.800% on the first $500 million of the fund’s average daily net assets; (b) 0.785% on the next $1.5 billion of the fund’s average daily net assets; and (c) 0.775% of the fund’s average daily net assets thereafter. DIMA also provides administrative services to each fund and receives a separate administrative services fee of 0.10% from each fund and would continue to receive this fee from Real Assets after the merger.

Select’s total operating expense ratios include all direct expenses of the Fund and also the indirect expenses of the underlying funds in which Select invests. As of the end of its last fiscal year, Real Assets was not invested in other funds, so its total operating expense ratios in the table below reflect solely Real Assets’ direct expenses. As noted in the table below, DIMA has agreed to extend Real Assets’ current expense caps for a period of at least three years following the merger. Real Assets’ total annual operating expense ratios and current expense caps are at levels lower than the net annual operating expense ratios of Select (taking into account both direct and underlying fund expenses).

The Annual Fund Operating Expenses table below summarizes (1) the fees and expenses that each of Select and Real Assets incurred during its most recent fiscal year, (2) the pro forma estimated expense ratios of Real Assets assuming the merger of Select and Real Assets occurred as of March 31, 2017, and (3) the pro forma estimated expense ratios of Real Assets assuming both the merger of Select and Real Assets and the merger of Gold and Real Assets occurred as of March 31, 2017. The pro forma combined figures reflect average net asset levels for all funds for the 12-month period ended March 31, 2017, and are based on actual direct and indirect expenses of Select, Gold and Real Assets.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Class S	Inst Class
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Select	5.75%	None	None	None	None	None
Real Assets	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)
Select	None	1.00	None	None	None	None
Real Assets	None	1.00	None	None	None	None

Account Maintenance Fee (annually for fund account balances below $10,000 and subject to certain exceptions)
Select	$20	$20	None	None	$20	None
Real Assets	$20	$20	None	None	$20	None

Annual Fund Operating Expenses1

(expenses that are deducted from fund assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses[2]	Acquired Funds Fees and Expenses[3]	Total Annual Fund Operating Expenses	Less Expense Waiver/Reim bursement	Net Annual Fund Operating Expenses
Select
Class A	0.00%	0.25%	0.31%	1.26%	1.82%	0.00%[4]	1.82%
Class C	0.00%	1.00%	0.31%	1.26%	2.57%	0.00%[4]	2.57%
Class R	0.00%	0.50%	0.43%	1.26%	2.19%	0.00%[4]	2.19%
Class R6	0.00%	None	0.24%	1.26%	1.50%	0.00%[4]	1.50%
Class S	0.00%	None	0.38%	1.26%	1.64%	0.00%[4]	1.64%
Inst Class	0.00%	None	0.29%	1.26%	1.55%	0.00%[4]	1.55%
Real Assets
Class A	0.80%[5]	0.25%	0.41%	0.00%	1.46%	0.24%[6]	1.22%
Class C	0.80%[5]	1.00%	0.41%	0.00%	2.21%	0.24%[6]	1.97%
Class R	0.80%[5]	0.50%	0.53%	0.00%	1.83%	0.36%[6]	1.47%
Class R6	0.80%[5]	None	0.27%	0.00%	1.07%	0.12%[6]	0.95%
Class S	0.80%[5]	None	0.44%	0.00%	1.24%	0.17%[6]	1.07%
Inst Class	0.80%[5]	None	0.32%	0.00%	1.12%	0.17%[6]	0.95%
Real Assets (Pro forma combined assuming merger of Select and Real Assets)[7]
Class A	0.80%[8]	0.25%	0.32%[9]	0.00%[10]	1.37%	0.15%[11]	1.22%
Class C	0.80%[8]	1.00%	0.33%[9]	0.00%[10]	2.13%	0.16%[11]	1.97%
Class R	0.80%[8]	0.50%	0.45%[9]	0.00%[10]	1.75%	0.28%[11]	1.47%
Class R6	0.80%[8]	None	0.22%[9]	0.00%[10]	1.02%	0.07%[11]	0.95%
Class S	0.80%[8]	None	0.38%[9]	0.00%[10]	1.18%	0.11%[11]	1.07%
Inst Class	0.80%[8]	None	0.24%[9]	0.00%[10]	1.04%	0.09%[11]	0.95%
Real Assets (Pro forma combined assuming merger of Select, Gold and Real Assets)[7]
Class A	0.80%[8]	0.25%	0.32%[9]	0.00%[10]	1.37%	0.15%[11]	1.22%
Class C	0.80%[8]	1.00%	0.33%[9]	0.00%[10]	2.13%	0.16%[11]	1.97%
Class R	0.80%[8]	0.50%	0.44%[9]	0.00%[10]	1.74%	0.27%[11]	1.47%
Class R6	0.80%[8]	None	0.21%[9]	0.00%[10]	1.01%	0.06%[11]	0.95%
Class S	0.80%[8]	None	0.37%[9]	0.00%[10]	1.17%	0.10%[11]	1.07%
Inst Class	0.80%[8]	None	0.25%[9]	0.00%[10]	1.05%	0.10%[11]	0.95%

___________________

[1]	The Annual Fund Operating Expenses Table is presented as of each fund’s fiscal year end (March 31, 2017 for Real Assets and August 31, 2016 for Select). The pro forma combined figures assume the merger(s) occurred as of March 31, 2017, and reflect average net asset values for each fund for the 12-month period ended March 31, 2017.

[2]	Includes 0.10% paid to DIMA, the investment advisor for the funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

[3]	Acquired fund fees and expenses are the fees and expenses incurred indirectly by a fund as a result of the fund’s investment in shares of one or more underlying funds.

[4]	Through September 30, 2018, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain Select’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds’ fees and expenses) at ratios no higher than 0.64%, 1.39%, 0.89%, 0.39%, 0.49% and 0.39% for Class A, Class C, Class R, Class R6, Class S and Institutional Class, respectively. The agreement may only be terminated with the consent of Select’s Board.

[5]	The management fee has been restated to reflect the management fee under Real Assets’ new Investment Management Agreement, effective April 26, 2016.

[6]	Through September 30, 2018, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain Real Assets’ net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at ratios no higher than 1.22%, 1.97%, 1.47%, 0.95%, 1.07% and 0.95% for Class A, Class C, Class R, Class R6, Class S and Institutional Class, respectively. The agreement may only be terminated with the consent of Real Assets’ Board.

[7]	Assumes the merger(s) occurred as of March 31, 2017. Pro forma expenses do not include reorganization costs related to the merger that will be borne by Select prior to the merger, currently estimated to be $241,000 or 0.13% for Select.

[8]	Under a revised Investment Management Agreement for Real Assets, DIMA would be paid a management fee by Real Assets at the following rates: (a) 0.800% on the first $500 million of the fund’s average daily net assets; (b) 0.785% on the next $1.5 billion of the fund’s average daily net assets; and (c) 0.775% of the fund’s average daily net assets thereafter.

[9]	Other expenses are estimated, accounting for the effect of the merger(s).

10 As a result of the merger of Select into Real Assets, Real Assets will hold investments in underlying funds, which it may continue to hold or may sell in the ordinary course of Real Assets’ business. DIMA estimates the acquired fund fees and expenses will amount to less than 0.01% on an annualized basis for the period in which it expects to hold the underlying funds.

11 Contingent upon completion of the merger(s), DIMA has agreed to maintain net fund operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for Real Assets at ratios no higher than 1.22%, 1.97%, 1.47%, 0.95%, 1.07% and 0.95% for Class A, Class C, Class R, Class R6, Class S and Institutional Class, respectively, for a period of at least 3 years following the merger. The agreement may only be terminated with the consent of Real Assets’ Board.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Select(1)
Assuming you sold your shares at the end of each period.
Class A	$749	$1,115	$1,504	$2,589
Class C	$360	$799	$1,365	$2,905
Class R	$222	$685	$1,175	$2,524
Class R6	$153	$474	$818	$1,791
Class S	$167	$517	$892	$1,944
Institutional Class	$158	$490	$845	$1,845
Assuming you kept your shares.
Class A	$749	$1,115	$1,504	$2,589
Class C	$260	$799	$1,365	$2,905
Class R	$222	$685	$1,175	$2,524
Class R6	$153	$474	$818	$1,791
Class S	$167	$517	$892	$1,944
Institutional Class	$158	$490	$845	$1,845
Real Assets(1)
Assuming you sold your shares at the end of each period.
Class A	$692	$988	$1,305	$2,202
Class C	$300	$668	$1,163	$2,525
Class R	$150	$541	$957	$2,118
Class R6	$97	$328	$578	$1,295
Class S	$109	$377	$665	$1,485
Institutional Class	$97	$339	$600	$1,348
Assuming you kept your shares.
Class A	$692	$988	$1,305	$2,202
Class C	$200	$668	$1,163	$2,525
Class R	$150	$541	$957	$2,118
Class R6	$97	$328	$578	$1,295
Class S	$109	$377	$665	$1,485
Institutional Class	$97	$339	$600	$1,348
Real Assets (Pro forma combined assuming merger of Select and Real Assets)(2)
Assuming you sold your shares at the end of each period.
Class A	$692	$940	$1,239	$2,088

Class C	$300	$618	$1,098	$2,422
Class R	$150	$465	$866	$1,988
Class R6	$97	$303	$542	$1,228
Class S	$109	$340	$615	$1,401
Institutional Class	$97	$303	$546	$1,245
Assuming you kept your shares.
Class A	$692	$940	$1,239	$2,088
Class C	$200	$618	$1,098	$2,422
Class R	$150	$465	$866	$1,988
Class R6	$97	$303	$542	$1,228
Class S	$109	$340	$615	$1,401
Institutional Class	$97	$303	$546	$1,245
Real Assets (Pro forma combined assuming merger of Select, Gold and Real Assets)(2)
Assuming you sold your shares at the end of each period.
Class A	$692	$940	$1,239	$2,088
Class C	$300	$618	$1,098	$2,422
Class R	$150	$465	$864	$1,980
Class R6	$97	$303	$539	$1,219
Class S	$109	$340	$613	$1,392
Institutional Class	$97	$303	$549	$1,254
Assuming you kept your shares.
Class A	$692	$940	$1,239	$2,088
Class C	$200	$618	$1,098	$2,422
Class R	$150	$465	$864	$1,980
Class R6	$97	$303	$539	$1,219
Class S	$109	$340	$613	$1,392
Institutional Class	$97	$303	$549	$1,254

____________

(1)	Reflects one year of capped expenses in each period.

(2)	Reflects one year of capped expenses in each period and three years of capped expenses in the 3-, 5- and 10-year periods..

5.  What are the federal income tax consequences of the proposed merger?

The merger is expected to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized for federal income tax purposes by Select or its shareholders as a direct result of the merger. Because the merger will end the tax year of Select, it will accelerate any taxable distributions to shareholders of Select for its taxable year ending on the date of the merger. In addition, if the merger is approved, approximately 65% of Select’s portfolio holdings will be sold prior to the merger closing date which, depending on the tax attributes of the portfolio securities sold, may increase the taxable distribution to shareholders prior to the merger. As of July 31, 2017, Select had a capital loss carryforward of $3.4 million. As of July 31, 2017, Select had net unrealized capital gains of $14,760,561, which after sales of 65% of Select’s portfolio holdings and application of capital losses would amount to a taxable distribution to Select shareholders of $4,245,823 (or $0.26 per share). The Fund’s net realized and unrealized capital gain/loss amounts will fluctuate up until the merger based on changes in the market values of the Fund’s portfolio securities and sales of portfolio securities made in the ordinary course of managing the Fund. The amount of the actual taxable distribution, if any, to shareholders of Select prior to the merger may be higher or lower than the amount noted above. For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger — Material Federal Income Tax Consequences” below.

6.  Will the frequency of my dividends be affected by the merger?

No. Currently, Select and Real Assets each pay dividends and distributions annually in November or December. Real Assets will continue to pay dividends and distributions annually in November or December.

7.  Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each fund, and for exchanging shares of each fund for shares of other Deutsche funds, are identical. For more information regarding purchasing, redeeming and exchanging shares of Real Assets, please see the Real Assets prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

8.  Do the procedures for pricing shares of the two funds differ?

No, the procedures for pricing shares of the funds are identical. For more information on the pricing of shares of Real Assets, please see the Real Assets prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

9.  How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating the number of Merger Shares you are receiving. Otherwise, you will be notified of the outcome of the shareholder vote in the next shareholder report of the Fund.

10.  Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate net asset value of the shares of Real Assets you receive will equal the aggregate net asset value of the shares of Select that you hold at the Valuation Time (as defined on page _____). Even though the net asset value per share of each fund is likely to be different, the total net asset value of each shareholder’s holdings will not change as a result of the merger.

11. Who is incurring the costs of this merger?

Select will bear the direct costs of the merger including, but not limited to preparation, printing and mailing of the Prospectus/Proxy Statement, as well as associated legal and accounting expenses to the extent that they are less than Select shareholders’ projected cost savings during the first year following the merger. DIMA has agreed to bear direct merger costs to the extent that they would exceed Select shareholders’ projected cost savings during the first year following the merger. It is anticipated that direct merger costs (estimated at $241,000) will be less than Select shareholders’ expected one-year post merger cost savings (estimated at $1.1 million) as a result of the lower total net expense ratios of Real Assets. Therefore, it is anticipated that Select will bear all the costs of the merger, estimated to be about $241,000, but that the estimated payback period for such costs will be 3 months based on the projected one-year cost savings to Select shareholders.

12.  What vote is required to approve the merger?

Approval of the merger requires the affirmative vote of the holders of a majority of the shares of Select, as defined in the 1940 Act.

The Board recommends that shareholders vote FOR approval of the proposed merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger —Board’s Considerations Relating to the Proposed Merger” in Section IV below.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Real Assets, and how do they compare with those of Select?

As described below, both funds focus on investments in alternative asset categories that include real assets, including real estate, commodities, infrastructure, gold and precious metals and certain fixed income securities. Select is a fund-of-funds and pursues its investment objective by investing in primarily a combination of other Deutsche funds (i.e., mutual funds, ETFs and other pooled investment vehicles managed by DIMA or one of its affiliates) and unaffiliated mutual funds and ETFs that invest in alternative asset categories (such as inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield). Real Assets pursues its investment objective by making direct investments in various real assets (e.g., real estate, commodities, natural resources, infrastructure and gold and other precious metals) or in companies that own or derive a significant portion of their value from such real assets or the production thereof. The table below summarizes each fund’s principal investment strategies. A more fulsome description of these principal investment strategies is also provided below.

	Deutsche Real Assets Fund	Deutsche Select Alternative Allocation Fund
Investment Objectives:	The fund seeks total return in excess of inflation through capital growth and current income	The fund seeks capital appreciation.
Principal Investment Strategy:	The fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a combination of investments that the fund’s Advisor believes offer exposure to “real assets.”	The fund invests in a combination of other Deutsche funds or ETFs or unaffiliated mutual funds and ETFs (“underlying funds”), certain other securities and derivative instruments that provide exposure to in alternative (or non-traditional) asset categories and investment strategies.
Asset Categories:	The fund seeks exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate (REITs and real estate operating companies), commodities (commodity futures), natural resources related equities (energy, metals and mining, paper and forestry, chemicals), infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPs) and other fixed income securities.

The fund seeks exposure to alternative (or non-traditional) asset categories and investment strategies, including inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield.

Non-U.S. Investments:	The fund generally invests between 25% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets.	The underlying funds can buy common stocks, preferred stocks and convertible stocks issued by US and foreign corporations; debt securities issued by US and foreign corporations, governments and governmental agencies; and emerging markets securities.
Credit Quality:	The fund may hold securities of any quality, maturity or duration.	The underlying funds can buy debt securities of varying maturities and credit qualities (including below investment grade or junk bonds) issued by US and foreign corporations, governments and governmental agencies; equity and debt securities issued by real estate investment trusts (REITs); inflation-indexed bonds; and senior loans.
Subsidiary:	The fund may gain exposure to the commodity market by investing up to 25% of the fund’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income instruments.	N/A

Deutsche Real Assets Fund	Deutsche Select Alternative Allocation Fund
Derivatives and Other Instruments:	The fund may invest in derivative instruments, including gold futures contracts and other commodity-linked futures.	The underlying funds may use various types of derivative instruments, including futures contracts, forward currency contracts, swaps and commodities-related derivatives.

Objectives and Strategies. Real Assets seeks total return in excess of inflation through capital growth and current income while Select seeks capital appreciation.

Real Assets. Real Assets pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a combination of investments that the fund’s Advisor believes offer exposure to “real assets.” The Advisor seeks exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate (REITs and real estate operating companies), commodities (commodity futures), natural resources related equities (energy, metals and mining, paper and forestry, chemicals), infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPs) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted. Real Assets generally invests between 25% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets. Real Assets may invest up to 10% of its net assets in affiliated and unaffiliated ETFs, and is also able to invest in certain other securities, including fixed income securities, and derivative instruments, including gold futures contracts and other commodity-linked futures. With respect to investments in fixed income securities, Real Assets may hold securities of any quality, maturity or duration. Real Assets may gain exposure to the commodity market by investing up to 25% of the fund’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which shares the same portfolio management team as Real Assets and invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income instruments.

Select. Select is a fund-of-funds, which means it pursues its investment objective by investing in a combination of other Deutsche funds (i.e., mutual funds, ETFs and other pooled investment vehicles managed by DIMA or one of its affiliates), certain other securities and derivative instruments. Select seeks to achieve its investment objective by investing in alternative (or non-traditional) asset categories and investment strategies (such as inflation protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and high yield). Select may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as “underlying funds.”). Select’s allocations among the underlying funds may vary over time. The underlying funds in which Select invests use a broad array of investment styles. The underlying funds can buy many types of securities, including common stocks, preferred stocks and convertible stocks issued by US and foreign corporations; debt securities of varying maturities and credit qualities (including below investment grade or junk bonds) issued by US and foreign corporations, governments and governmental agencies; equity and debt securities issued by real estate investment trusts (REITs); inflation-indexed bonds; and senior loans. The underlying funds may also use various types of derivative instruments, including futures contracts, forward currency contracts, swaps and commodities-related derivatives. The underlying funds may invest in emerging markets securities and sell securities short.

Additional Information. Derivatives. In addition to the above-mentioned derivatives, each fund (or, in the case of Select, the underlying funds in which Select invests), may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Real Assets may also use forward currency contracts (i) to hedge the fund’s exposure to changes in foreign currency denominated securities; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.

Other Policies. Although major changes tend to be infrequent, each fund’s Board could change the fund’s investment objective without seeking shareholder approval. The Board of Real Assets will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.

As a temporary defensive measure, each fund could shift up to 100% of each fund’s assets into cash, money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

DIMA believes that Real Assets should provide an attractive investment opportunity for shareholders of Select, allowing for continued investment in real assets categories, with the additional investment flexibility afforded by a fund that invests directly in securities rather than in underlying funds.

Principal Risks of Select and Real Assets.

There are several risk factors that could hurt the performance of each fund, cause you to lose money or cause the fund’s performance to trail that of other investments. Each fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Because the funds have similar principal investment strategies, the principal risks of investing in each fund are similar, but there are some differences. Select is subject to additional risks related to its investments in underlying funds. These may be risks of Select or the underlying funds in which Select invests, including, among others, Asset allocation risk, Underlying funds risk, Concentration risk – underlying funds, Non-diversification risk – underlying funds and Currency strategies risk. The following table provides a comparison of the types of investment risks associated with an investment in each fund. A description of these principal investment risks is also provided below. A description of the additional risks of Select, due to its investments in underlying funds, begins on p. [__].

FUNDS
Principal Risk	Deutsche Real Assets Fund	Deutsche Select Alternative Allocation Fund
Security Selection Risk	✓	✓
Stock Market Risk	✓	✓
Foreign Investment Risk	✓	✓
Emerging Markets Risk	✓	✓
Real Estate Securities Risk	✓	✓
Equity Securities (Stock Market) Risk	✓	✓

FUNDS
Principal Risk	Deutsche Real Assets Fund	Deutsche Select Alternative Allocation Fund
Infrastructure-Related Companies Risk	✓	✓
Natural Resources Securities Risk	✓
Commodities-Related Investments Risk	✓	✓
Gold-Related Investments Risk	✓	✓
Master Limited Partnership Risk	✓
Inflation/Deflation Risk	✓
Inflation-Indexed Bond Risk	✓	✓
Credit Risk	✓	✓
Interest Rate Risk	✓	✓
Derivatives Risk	✓	✓
ETF Risk	✓	✓
Prepayment and Extension Risk	✓	✓
Focus Risk	✓	✓
Counterparty Risk	✓	✓
Liquidity Risk	✓	✓
Pricing Risk	✓	✓
Tax Status Risk	✓	✓
Subsidiary Risk	✓
Securities Lending Risk	✓	✓
Operational and Technology Risk	✓	✓

The primary risks associated with an investment in each fund are summarized below. In these risk descriptions the term “fund” may refer to Real Assets, Select (including one or more underlying funds) or both, as applicable.

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters. An investment in Select is also subject to this risk.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund’s ability to sell them at an attractive price. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector. An investment in Select is also subject to this risk.

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. An investment in Select is also subject to this risk.

Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. An investment in Select is also subject to this risk.

Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund. An investment in Select is also subject to this risk.

Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. An investment in Select is also subject to this risk.

Natural resources securities risk. Securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other causes, rising interest rates, general economic conditions and energy conservation efforts.

Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. An investment in Select is also subject to this risk.

Gold-related investments risk. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak. An investment in Select is also subject to this risk.

Master limited partnership risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.

MLPs often operate in the energy infrastructure sector and are subject to specific risks that could cause the value of the MLP to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

Inflation/deflation risk. During periods of low inflation or deflation, investments in securities that typically offer some protection from inflation (including investments in natural resources, infrastructure related companies, certain commodities and real estate related companies, among others) could decline in value, causing the fund to underperform.

Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation. An investment in Select is also subject to this risk.

Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments. An investment in Select is also subject to this risk.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An investment in Select is also subject to this risk.

Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the “Commodities-related investments risk” and “Tax status risk” sections for additional information. In addition, derivative instruments whose values are tied to the value of hedge funds will be subject to the risks of the assets held by the hedge fund, structural risks of hedge funds (e.g., liquidity risk and transparency risk) and pricing risk. An investment in Select is also subject to this risk.

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. An investment in Select is also subject to this risk.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances. An investment in Select is also subject to this risk.

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. An investment in Select is also subject to this risk.

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund. An investment in Select is also subject to this risk.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions the fund could have difficulty meeting redemption requests.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market. An investment in Select is also subject to this risk.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value. An investment in Select is also subject to this risk.

Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. Receipt of such income could cause the fund to be subject to tax at the fund level. The Internal Revenue Service has issued a private ruling to the fund that income derived from the fund’s investment in its wholly-owned subsidiary will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund’s nonqualifying income to exceed 10% of the fund’s gross income, the fund would be subject to a tax at the fund level. An investment in Select is also subject to this risk.

Subsidiary risk. The fund may invest in its wholly-owned subsidiary, which is not registered as an investment company under the 1940 Act, and therefore is not subject to all of the investor protections of the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the fund and the subsidiary, respectively, are organized, that impacts the subsidiary or how the fund invests in the subsidiary, such as a change in tax law, could adversely affect the fund. By investing in the subsidiary, the fund is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments. An investment in Select is also subject to this risk.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.

Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cyber-security plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants. An investment in Select is also subject to this risk.

Additional Risks for Select. Select is also subject to the following risks. Because Select invests in underlying funds, the risks listed here include those of the various underlying funds as well as of Select itself. Therefore, in these risk descriptions the term “the fund” may refer to Select itself, one or more underlying funds, or both.

Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.

Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.

In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.

Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.

While the fund does not concentrate in a particular industry, it may concentrate in an underlying Deutsche fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.

Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the 1940 Act. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.

Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.

Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company’s capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.

Short sale risk. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary strategies. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary strategies. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.

Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.

Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors.

Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.

CROCI® risk. Certain of the underlying funds will be managed using the Cash Return on Capital Invested (CROCI®) Investment Process which is based on portfolio management’s belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the underlying funds (such as, among others, the CROCI® Economic P/E ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.

Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity – economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Micro-cap company risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.

Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor’s affiliates in the senior loan market may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Performance Information

The following information provides some indication of the risks of investing in Real Assets and Select. Of course, a fund’s past performance is not an indication of future performance.

On April 26, 2016, Real Assets’ investment strategy was changed and Real Assets was restructured from a fund-of-funds to a direct investment fund. Performance would have been different if Real Assets’ current investment strategy and structure had been in effect.

The bar charts show how the performance of each fund’s Class A shares has varied from year to year, which may give some idea of risk. All performance figures below assume dividends were reinvested. The year-by-year returns in the bar charts do not include sales charges, if any, and would be lower if they did. The tables following the charts show how each fund’s performance compares with the fund’s benchmark index (which, unlike the funds, does not have any fees or expenses). After-tax returns are estimates calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

(as of December 31, 2016)

Real Assets – Class A shares

For the periods included in the bar chart:

Best Quarter: 15.11%, Q2 2009 Worst Quarter: -16.48%, Q4 2008

Select – Class A shares

For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 2009 Worst Quarter: -6.84%, Q3 2011

Average Annual Total Returns

(for period ended December 31, 2016)

Real Assets
	Class Inception	Past 1 Year	Past 5 years	Since Inception
Class A	7/30/07
Return before Taxes		-1.97%	0.10%	0.46%
Return after Taxes on Distributions		-2.43%	-0.58%	-0.49%
Return after Taxes on Distributions and Sale of Fund Shares		-0.96%	-0.13%	0.05%
Class C (Return before Taxes)	7/30/07	3.24%	0.54%	0.30%
Class R (Return before Taxes)	6/1/11	3.74%	1.11%	0.88%
Class S (Return before Taxes)	7/30/07	4.20%	1.45%	1.26%
Institutional Class (Return before Taxes)	7/30/07	4.39%	1.64%	1.35%
MSCI World Index (reflects no deductions for fees or expenses)		7.51%	10.41%	3.42%
Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index (reflects no deduction for fees, expenses or taxes)		4.68%	0.89%	4.24%
Blended Index		12.39%	4.48%	2.55%

Real Assets
	Class Inception	Past 1 Year	Since Inception

Class R6 (Return before Taxes)	11/28/14	4.36%	-3.11%
MSCI World Index (reflects no deductions for fees or expenses)		7.51%	2.14%
Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index (reflects no deduction for fees, expenses or taxes)		4.68%	0.95%
Blended Index		12.39%	-1.28%

Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index.

MSCI World Index captures large and mid-cap representation across 23 countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors.

FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.

Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both US and London exchanges.

S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

	Class Inception	Past 1 Year	Past 5 years	Since Inception
Select
Class A	9/30/08
Return before Taxes		-1.07%	0.94%	2.97%
Return after Taxes on Distributions		-2.22%	-0.05%	1.84%
Return after Taxes on Distributions and Sale of Fund Shares		-0.52%	0.37%	1.91%
Class C (Return before Taxes)	9/30/08	4.16%	1.39%	2.93%
Class R (Return before Taxes)	5/1/12	4.56%	1.79%	3.33%
Class S (Return before Taxes)	9/30/08	5.17%	2.31%	3.91%
Institutional Class (Return before Taxes)	9/30/08	5.26%	2.46%	4.00%
MSCI World Index (reflects no deductions for fees or expenses)		7.51%	10.41%	7.31%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		2.65%	2.23%	4.19%
Blended Index		5.71%	7.25%	6.11%

	Class Inception	Past 1 Year	Since Inception
Select
Class R6 (Return before Taxes)	12/1/14	5.32%	-1.11%
MSCI World Index (reflects no deductions for fees or expenses)		7.51%	2.30%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		2.65%	1.57%
Blended Index		5.71%	2.01%

Blended Index is composed of 60% in the MSCI World Index and 40% in the Bloomberg Barclays U.S. Aggregate Bond Index.

MSCI World Index captures large and mid cap representation across 23 countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or the corresponding fund at 1-800-728-3337 or visit our Web site at www.deutschefunds.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor. Under the oversight of the Board of each fund, DIMA, or a sub-advisor, provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA provides a full range of global investment advisory services to institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA and its predecessors have more than 80 years’ experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Management of the Funds. Deutsche Asset Management is a division of Deutsche Bank AG and represents the asset management activities conducted by Deutsche Bank AG. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Real Assets. The sub-advisor for Real Assets is RREEF America L.L.C. (“RREEF”), an indirect, wholly-owned subsidiary of Deutsche Bank AG. RREEF is a registered investment advisor located at 222 South Riverside, Chicago, Illinois 60606. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993. DIMA compensates RREEF out of the management fee it receives from Real Assets.

The following individuals handle the day-to-day management of Real Assets and will continue to handle the day-to-day management of Real Assets after the merger:

John W. Vojticek is Portfolio Manager for the fund. Mr. Vojticek is a Managing Director of Deutsche Asset Management and serves as Head and Chief Investment Officer of Liquid Real Assets. He joined Deutsche Asset Management in 2004. Previously he worked as a Principal at KG Redding and Associates and as a Managing Director of Deutsche Asset Management from 1996-March 2004. He began managing Real Assets in 2015.

Francis X. Greywitt III is Portfolio Manager for the fund. Mr. Greywitt is a Managing Director of Deutsche Asset Management and serves as Co-Head of Infrastructure Securities. He joined Deutsche Asset Management in 2005. Previously he worked as a REIT analyst with KeyBanc Capital Markets. He began managing Real Assets in 2016.

Evan Rudy is Portfolio Manager for the fund. Mr. Rudy is a Director of Deutsche Asset Management and serves as a Portfolio Analyst, Real Estate and Infrastructure Securities. He joined Deutsche Asset Management in 2007. Previously he worked as an analyst at the Townsend Group, a real estate consulting firm. He began managing Real Assets in 2016.

Select. The following individuals handle the day-to-day management of Select:

Pankaj Bhatnagar, PhD, is Portfolio Manager for the fund. Mr. Bhatnagar is a Managing Director of Deutsche Asset Management. He joined Deutsche Asset Management in 2000 with seven years of industry experience. Prior to joining Deutsche Asset Management, he served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers. He began managing Select in 2013.

Darwei Kung is Portfolio Manager for the fund. Mr. Kung is a Managing Director of Deutsche Asset Management. He joined Deutsche Asset Management in 2006. Prior to joining Deutsche Asset Management, he worked as a Director, Engineering and Business Development for CalPoint LLC. He began managing Select in 2013.

The Merger SAI provides additional information about the Real Assets portfolio managers’ investments in Deutsche funds, a description of the Real Assets portfolio managers’ compensation structure and information regarding other accounts the Real Assets portfolio team members manage.

Trustees and Officers.  Keith R. Fox (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg serve as independent Trustees (as such term is defined in the 1940 Act) (“Trustees”) of both funds. The officers of Real Assets are the same as those of Select.

Independent Registered Public Accounting Firm (“Auditor”).  Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, serves as each fund’s Auditor. E&Y audits and reports on each fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each fund.

Charter Documents.

Each fund is a series of Deutsche Market Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts (the “Trust”). Deutsche Market Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as amended from time to time (“Declaration of Trust”), and its bylaws. Additional information about the Trust’s charter documents is provided below.

Shares.  The Board of each fund has the authority to divide the shares of each Trust into multiple funds and to establish and designate two or more classes of shares of any series, with variations in the relative rights and preferences between the classes. All shares of both funds issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable. Each share of both funds has equal rights with each other share of the same class of the respective fund as to voting, dividends, exchanges, conversion features, and liquidation. Shareholders of both funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shareholder Meetings.  Both funds are generally not required to hold meetings of their shareholders. Under the Trust’s Declaration of Trust, however, shareholders have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of trustees if a meeting is called by or at the direction of the Board for such purpose, provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a series if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect shareholders’ voting rights under the Declaration of Trust; (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Shareholder Liability.  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the funds. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of Real Assets or Select and the funds may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and the fund itself is unable to meet its obligations.

Trustee Liability.  The Trust’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. The Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. Nothing in the Declaration of Trust indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Trustees.  Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument signed by at least a majority of the other Trustees. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Real Assets and Select and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV.  INFORMATION ABOUT THE PROPOSED MERGER

General.  The shareholders of Select are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Select, Real Assets and DIMA (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix B.

The merger is structured as a transfer of all of the assets of Select to Real Assets in exchange for the assumption by Real Assets of all the liabilities of Select and the issuance and delivery of shares of Real Assets (the “Merger Shares”) to Select equal in aggregate value to the net asset value of the assets transferred to Real Assets. After receipt of the Merger Shares, Select will distribute the Merger Shares to its shareholders in proportion to their existing shareholdings, in complete liquidation of Select, and the legal existence of Select will be terminated. Each shareholder of Class A, Class C, Class R, Class R6, Class S and Institutional Class shares of Select will receive a number of full and fractional Merger Shares of the same class equal in aggregate value as of the Valuation Time (as defined on page ___) to the aggregate value of the shareholder’s Select shares as of such time.

If the merger is approved, approximately 65% of the portfolio holdings of Select will be sold prior to the merger closing date. Because Select’s holdings consist of shares of underlying funds, DIMA does not currently anticipate incurring any brokerage commissions or transaction costs in connection with the sale of such holdings prior to the merger (“Pre-Merger Transaction Costs”). In the event that there are any Pre-Merger Transaction Costs incurred, such costs would be borne by Select. Following the merger, a portion of Select’s portfolio assets acquired by Real Assets, as well as other portfolio assets of Real Assets, may be sold in the ordinary course of Real Assets’ business, which can affect the amount and timing of taxable distributions to the shareholders of Real Assets (including former shareholders of Select as shareholders of Real Assets). As noted above, because Select is invested in underlying funds, there is not expected to be any Pre-Merger Transaction Costs associated with the sale of assets previously held by Select. Real Assets will incur brokerage costs in the process of purchasing portfolio securities and such costs will be borne by Real Assets. Because the merger will end the tax year of Select, it will accelerate any taxable distributions to shareholders of Select for its taxable year ending on the date of the merger. Select currently expects to distribute all of its net investment income (determined without regard to the deduction for dividends paid) and any net capital gains on or prior to the Exchange Date (as defined on page ______). As of July 31, 2017, Select had net unrealized capital gains of $14,760,561, which after sales of 65% of Select’s portfolio holdings and application of capital losses would amount to a taxable distribution to Select shareholders of $4,245,823 (or $0.26 per share). The Fund’s net realized and unrealized capital gain/loss amounts will fluctuate up until the merger based on changes in the market values of the Fund’s portfolio securities and sales of portfolio securities made in the ordinary course of managing the Fund. The amount of the actual taxable distribution, if any, to shareholders of Select prior to the merger may be higher or lower than the amounts noted above. Of course, you may also be subject to taxation as a result of the normal operations of your Fund whether or not the merger occurs.

The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by shareholders of Select. In the event that the merger is not approved or does not occur, Select will continue to be managed as a separate fund and the Board will take such action, if any, that it deems to be in the best interest of Select.

Board’s Considerations Relating to the Proposed Merger.

The Board, all members of which are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), considered the potential implications of the merger of Select into Real Assets at an in person meeting conducted in May 2017. In connection with its review, the Board reviewed and considered extensive materials provided by DIMA regarding the merger and met privately with independent counsel to review the proposal. In connection with its review of the merger, the Board considered, among other factors, the following:

•	DIMA proposed the merger to address several issues including Select’s relative underperformance, continued net outflows and limited prospects for future asset growth, which DIMA believes impact the long-term viability of the Fund;
•	Various alternatives to the proposed merger (e.g., continuation of Select, merger of Select into other funds within the Deutsche complex or liquidation of Select) and that DIMA recommended the merger as an option for shareholders of Select to remain invested in a fund within the Deutsche Family of Funds that invests primarily in alternative asset categories, that has lower net expense ratios than Select (taking into account both direct and underlying fund expenses), that has had better performance in recent periods as of March 31, 2017, and that, as a result, has a better chance for future asset growth and economies of scale;

•	The prospects for Real Assets to attract additional assets and create additional opportunities for economies of scale;

•	Similarities and differences between Select’s investment objective and investment strategies and Real Assets’ investment objective and investment strategies;

•	The investment performance of Select and Real Assets;

•	The management fees and net expense ratios of each fund and that the net expense ratio for each share class of Real Assets was lower than the net expense ratio for each comparable class of Select (taking into account both direct and underlying fund expenses) as of March 31, 2017;

•	DIMA’s agreement to maintain Real Assets’ annual net operating expense ratios at levels no higher than the current levels of 1.22%, 1.97%, 1.47%, 0.95%, 1.07% and 0.95% for Class A, Class C, Class R, Class R6, Class S and Institutional Class, respectively, for at least three years following the merger date;

•	A report from the Board’s Independent Fee Consultant with respect to the reasonableness of Real Assets’ fees and expenses assuming the consummation of the merger;

•	The terms and conditions of the Agreement; and

•	The federal income tax consequences of the merger; in particular, that the merger would allow shareholders to participate in a transaction that is expected to qualify as a tax-free reorganization for federal income tax purposes.

Based on all of the foregoing, the Board concluded that: (1) the merger is in the best interests of Select and (2) the interests of the existing shareholders of Select will not be diluted as a result of the merger. Accordingly, on May 17, 2017, the Board unanimously approved the terms of the proposed merger of Select into Real Assets. The Board unanimously recommends that the merger be approved by Select’s shareholders.

Agreement and Plan of Reorganization.  The proposed merger will be governed by the Agreement, the form of which is attached as Appendix B. The Agreement provides that Real Assets will acquire all of the assets of Select solely in exchange for the assumption by Real Assets of all the liabilities of Select and for the issuance of Merger Shares equal in net asset value to the value of the transferred assets net of the liabilities assumed. The Merger Shares will be distributed to shareholders of Select in complete liquidation of Select. The Merger Shares will be issued on October 30, 2017, or such other date and time as may be agreed to by the parties (the “Exchange Date”). The time as of which the funds’ shares and net assets are valued for determining net asset value for the merger will be as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Exchange Date (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Select will transfer all of its assets to Real Assets, and in exchange, Real Assets will assume all the liabilities of Select and deliver to Select a number of full and fractional Merger Shares having an aggregate net asset value as of the Valuation Time equal to the value of the assets of Select, less the value of the liabilities of Select assumed by Real Assets, as of such time. Immediately following the transfer of assets to Real Assets on the Exchange Date, Select will distribute pro rata, by class, to its shareholders of record as of such time the full and fractional Merger Shares received by Select. As a result of the proposed transaction, each shareholder of Select will receive a number of Merger Shares of the same class, and equal in aggregate net asset value at the Valuation Time to the aggregate net asset value as of such time to the Select shares surrendered by the shareholder, in complete liquidation of Select. This distribution will be accomplished by the establishment of accounts on the share records of Real Assets in the name of such Select shareholders, each account representing the respective number of full and fractional Merger Shares of the appropriate class due the respective shareholder. New certificates for Merger Shares will not be issued.

Select and Real Assets are both overseen by the same Board. The Board of Select and Real Assets has determined that the interests of each fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by the Trust on behalf of both funds, (ii) by either party if the merger shall not be consummated by December 1, 2017, unless such date is extended by mutual agreement or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Select approve the merger, DIMA expects approximately 65% of Select’s holdings will be liquidated prior to the merger. Because Select’s holdings consist of shares of underlying funds, DIMA does not currently anticipate incurring Pre-Merger Transaction Costs. In the event that there are any Pre-Merger Transaction Costs incurred, such costs would be borne by Select.

Pursuant to the Agreement, all direct fees and expenses of the merger, including without limitation (a) expenses associated with the preparation and filing of the Prospectus/Proxy Statement and other proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs will be borne by Select up to Select shareholders’ projected cost savings during the first year following the merger. DIMA has agreed to bear any direct merger costs in excess of Select shareholders’ projected cost savings during the first year following the merger. The one-time merger costs, consisting of legal expenses, proxy costs, and audit and accounting expenses are expected to be approximately $241,000. It is anticipated that the direct merger costs will be less than the expected one-year post merger cost savings to Select shareholders as a result of the lower total net expense ratios of Real Assets, which is expected to be approximately $1.1 million. Therefore, it is anticipated that Select will bear all the costs of the merger, estimated to be about $241,000, but that the estimated payback period for such costs will be 3 months based on the projected one-year cost savings to Select shareholders. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares.  Merger Shares will be issued to Select’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class C, Class R, Class R6, Class S and Institutional Class shares of Real Assets. Select shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Select. For more information on the characteristics of each class of Merger Shares, please see the Real Assets prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Material Federal Income Tax Consequences.  The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each fund’s obligation to consummate the merger, each of Select and Real Assets will receive a tax opinion from Vedder Price P.C., counsel to Select and Real Assets, substantially to the effect that on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

1.	The transfer by Select of all its assets to Real Assets solely in exchange for Merger Shares and the assumption by Real Assets of all the liabilities of Select, immediately followed by the pro rata, by class, distribution of all the Merger Shares received by Select to Select’s shareholders in complete liquidation of Select and the termination of Select promptly thereafter, will constitute “a reorganization” within the meaning of section 368(a)(1) of the Code, and Real Assets and Select will each be a “party to a reorganization” within the meaning of section 368(b) of the Code with respect to the reorganization.
2.	No gain or loss will be recognized by Real Assets upon the receipt of all the assets of Select solely in exchange for Merger Shares and the assumption by Real Assets of all the liabilities of Select.
3.	No gain or loss will be recognized by Select upon the transfer of all its assets to Real Assets solely in exchange for Merger Shares and the assumption by Real Assets of all the liabilities of Select or upon the distribution (whether actual or constructive) of the Merger Shares so received to Select’s shareholders solely in exchange for such shareholders’ shares of Select in complete liquidation of Select.

4.	No gain or loss will be recognized by Select’s shareholders upon the exchange, pursuant to the reorganization, of all their shares of Select solely for Merger Shares.
5.	The aggregate basis of the Merger Shares received by each Select shareholder pursuant to the reorganization will be the same as the aggregate basis of the shares of Select exchanged therefor by such shareholder.
6.	The holding period of the Merger Shares received by each Select shareholder in the reorganization will include the period during which the shares of Select exchanged therefor were held by such shareholder, provided such Select shares are held as capital assets at the effective time of the reorganization.
7.	The basis of the assets of Select received by Real Assets will be the same as the basis of such assets in the hands of Select immediately before the effective time of the reorganization.
8.	The holding period of the assets of Select received by Real Assets will include the period during which such assets were held by Select.

No opinion will be expressed as to (1) the effect of the merger on Select, Real Assets or any shareholder of Select with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual certifications made by the officers of Real Assets and Select and will also be based on customary assumptions.

It is possible that the Internal Revenue Service could disagree with Vedder Price’s opinion. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of Select would recognize taxable gain or loss equal to the difference between his, her or its tax basis in his, her or its Select shares and the fair market value of the Merger Shares he, she or it received. Shareholders of Select should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

Prior to the Closing (as defined in the Agreement), Select will make a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which Select paid tax), if any, through the closing date of the merger. Real Assets will make a similar distribution to its shareholders, if material. These distributions generally will be taxable to shareholders for federal income tax purposes and such distributions by Select will include any net capital gains resulting from portfolio turnover prior to the merger after application of available capital loss carryforwards.

DIMA currently anticipates selling a material portion of the portfolio assets of Select prior to the merger. The federal income tax impact of any such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Select’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Select’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (including to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale. Because the merger will end the tax year of Select, it will accelerate distributions to shareholders from Select for its tax year ending on the date of the merger. Those tax year-end distributions will be taxable to shareholders and will include any capital gains resulting from portfolio turnover prior to the merger. As of July 31, 2017, Select had a capital loss carryforward of $3.4 million. As of July 31, 2017, Select had net unrealized capital gains of $14,760,561, which after sales of 65% of Select’s portfolio holdings and application of capital losses would amount to a taxable distribution to Select shareholders of $4,245,823 (or $0.26 per share). The Fund’s net realized and unrealized capital gain/loss amounts will fluctuate up until the merger based on changes in the market values of the Fund’s portfolio securities and sales of portfolio securities made in the ordinary course of managing the Fund. The amount of the actual taxable distribution, if any, to shareholders of Select prior to the merger may be higher or lower than the amounts noted above.

A fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, the “pre-merger losses” of either Select or Real Assets (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund to the extent such pre-merger losses exceed an annual limitation amount. Second, one fund’s pre-merger losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the merger and that exceed certain thresholds for five tax years. Third, Select’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gain net income of Real Assets for the taxable year of the merger that is equal to the ratio of the portion of Real Assets’ taxable year that follows the date of the merger compared to Real Assets’ entire taxable year (prorated according to number of days). Therefore, in certain circumstances, shareholders of either fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

In addition, the combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of Select will receive a proportionate share of any “built-in” (unrealized) gains in Real Assets’ assets as well as any taxable gains realized by Real Assets but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by Real Assets. The gains that will be distributed include any gains realized by Real Assets as a result of the sale of any of the assets of Select after the merger. As a result, shareholders of Select may receive a greater amount of taxable distributions than they would have had the merger not occurred. Further, any pre-merger losses of Select (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to Select shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the merger will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the merger. As of July 31, 2017, Select had net unrealized built-in gain of approximately $14.8 million and Real Assets had net unrealized built-in gain of approximately $11.9 million. As of July 31, 2017, Real Assets had a net capital loss carryforward for federal income tax purposes of approximately $95.1 million. As of July 31, 2017, Select had a net capital loss carryforward for federal income tax purposes of approximately $3.4 million. As noted above, the tax effect of the merger depends on each fund’s relative tax situation at the time of the merger, which situation will be different than the tax situation on July 31, 2017, and cannot be calculated precisely prior to the merger. Portfolio turnover in a fund, market fluctuations, redemption activity and other events could cause the actual tax effect of the merger to differ substantially from that described above.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization.  The following table sets forth the unaudited capitalization of Real Assets, Select and Gold, each as of March 31, 2017 and of Real Assets on a pro forma combined basis assuming the shareholders of Select and of Gold approve the relevant merger, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring - Deutsche Real Assets Fund	Acquired - Deutsche Select Alternative Allocation Fund	Acquired – Deutsche Gold & Precious Metals Fund	Pro Forma Adjustments (2)	Pro Forma Combined

Net Assets
Class A	$ 62,557,849	$ 25,385,002	$ 22,392,135	(32,043)(3)	$ 110,302,943

Class C	$ 39,715,278	$ 17,484,352	$9,668,904	(22,070)[3]	$ 66,846,464
Class R	$ 2,311,504	$ 1,657,120	----	(2,092)(3)	$ 3,966,532
Class R6	$ 21,999	$ 216,929	----	(274)(3)	$ 238,654
Class S	$ 55,608,076	$ 136,186,565	$73,617,761	(171,909)(3)	$ 265,240,493
INST Class	$ 44,837,772	$ 9,991,413	$1,789,465	(12,612)(3)	$ 56,606,038
Total Net assets	$ 205,052,478	$ 190,921,381	$107,468,265	(241,000)(3)	$ 503,201,124
Shares outstanding
Class A	7,042,561	2,397,867	3,285,842	(307,009)	12,419,261
Class C	4,501,868	1,651,880	1,501,204	(76,985)	7,557,967
Class R	258,634	155,659	----	29,467	443,760
Class R6	2,494	20,482	----	4,082	27,058
Class S	6,310,459	12,867,156	10,691,625	236,045	30,105,285
INST Class	5,086,176	943,844	259,764	130,662	6,420,446
Net Asset Value per share($)
Class A	$8.88	$10.59	$6.81		$8.88
Class C	$8.82	$10.58	$6.44		$8.82
Class R	$8.94	$10.65	----		$8.94
Class R6	$8.82	$10.59	----		$8.82
Class S	$8.81	$10.58	$6.89		$8.81
INST Class	$8.82	$10.59	6.89		$8.82

  ____________

(1)

Assumes the mergers occurred as of March 31, 2017 and is for information purposes only. No assurance can be given as to how many shares of Real Assets will be received by the shareholders of Select or of Gold on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of Real Assets that actually will be received on or after such date.

(2)

Holders of Class A, Class C, Class R, Class R6, Class S and Institutional Class shares of Select and holders of Class A, Class C, Class S and Institutional Class shares of Gold will receive the corresponding class shares of Real Assets.

(3)	Pro forma adjustments include one-time merger costs of $241,000 which are to be borne by Select.

Recommendation of the Board of Trustees

The Trustees of Select, all of whom are Independent Trustees, unanimously recommend approval of the merger.

VOTING AT THE SHAREHOLDER MEETING AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Select into Real Assets and the solicitation of proxies by and on behalf of the Trustees of Select for use at the Meeting. The Meeting is to be held on October 11, 2017 at 9:00 a.m. Eastern time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, or at such later time as is made necessary by adjournment(s) or postponement(s). The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September ___, 2017.

As of August 8, 2017, the following number of shares were issued and outstanding for Select:

Shares	Issued and Outstanding
Class A	2,110.243.364
Class C	1,466,926.255
Class R	150,625.565
Class R6	11,613.782
Class S	11,314,559.420
Institutional Class	960,300.645

Only shareholders of record of Select on August 8, 2017 will be entitled to notice of and to vote at the Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. All shares of Select entitled to vote shall be counted in the aggregate as a single class.

The Trustees of Select know of no matters other than the one set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Select’s shareholders by the Board of Select for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal. The merger contemplated by the Agreement will be considered approved only if approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of Select, as defined in the 1940 Act, which means the affirmative vote of the lesser of: (i) 67% or more of Select’s voting securities present at the Meeting if holders of more than 50% of Select’s outstanding voting securities are present or represented by proxy at the Meeting, or (ii) more than 50% of Select’s outstanding voting securities.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Select at the close of business on August 8, 2017 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Select issued and outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Select as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote for the proposal.

Share Ownership. As of the Record Date, the officers and Trustees of Select as a group owned less than 1% of the outstanding shares of Select and the officers and Trustees of Real Assets as a group beneficially owned less than 1% of the outstanding shares of Real Assets.

To the best of the knowledge of Select, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Select as of the Record Date:

Deutsche Select Alternative Allocation Fund

Share Class	Shareholder Name and Address	% Ownership
A	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	43%
A	Pershing LLC Jersey City, NJ 07399-0001	14%
A	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	10%
A	Raymond James Omnibus for Mutual Funds House Acct Firm xxxxxx Attn Courtney Waller St. Petersburg, FL 33716-1100	9%
C	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	48%
C	Pershing LLC Jersey City, NJ 07399-0001	24%
C	Raymond James Omnibus for Mutual Funds House Acct Firm xxxxxx Attn Courtney Waller St. Petersburg, FL 33716-1100	8%
C	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	6%
R	Voya Institutional Trust Co. Windsor, CT 06095-4773	67%
R	Sammons Financial Network LLC West Des Moines, IA 50266-5911	28%
R6	UBS WM USA Omni Account M/F Weehawken, NJ 07086-6761	66%
R6	Mutual Fund Trading Great-West Trust Company LLC Trustee Recordkeeping for Various Benefit Plans Greenwood VLG, CO 80111-50020202-33-4	24%
R6	DIMA Inc. ATTN Nancy Tanzil, Controlling New York, NY 10005-2836	8%
S	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	76%
S	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers	10%

Attn Mutual Funds San Francisco, CA 94104-4151
INST	TD Ameritrade Inc. For the Exclusive Benefit of its Customers Omaha, NE 68103-2226	59%
INST	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	10%
INST	Mid Atlantic Trust Company FBO Arizona OBGYN Affiliates PC 401K Retirement Plan Pittsburgh, PA 15222-4228	9%
INST	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer St. Louis, MO 63103-2523	7%

To the best of the knowledge of Real Assets, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Real Assets as of the Record Date:

Deutsche Real Assets Fund

Share Class	Shareholder Name and Address	% Ownership
A	Raymond James Omnibus for Mutual Funds House Acct Firm xxxxxx Attn Courtney Waller St. Petersburg, FL 33716-1100	33%
A	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	13%
A	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	8%
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer St. Louis, MO 63103-2523	8%
A	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	8%
A	Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Fl Jersey City, NJ 07311	7%
A	Pershing LLC Jersey City, NJ 07399-0001	5%
C	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	23%
C	Raymond James Omnibus for Mutual Funds House Acct Firm xxxxxx Attn Courtney Waller St. Petersburg, FL 33716-1100	20%
C	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	14%
C	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	11%
C	Pershing LLC Jersey City, NJ 07399-0001	8%
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer St. Louis, MO 63103-2523	7%
C	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration Jacksonville, FL 32246-6484	6%
R	Sammons Financial Network LLC West Des Moines, IA 50266-5911	58%
R	Eastwood Construction LLC FBO Eastwood Homes Def Comp Pl	15%

	Attn Plan Trustee Charlotte, NC 28208-3647
R	Mid Atlantic Tr Co FBO Nosich & Ganz Attorneys at Law 401K PSP & Tr Pittsburgh, PA 15222-4228	5%
R6	John Hancock Trust Co LLC Westwood, MA 02090-2324	77%
R6	Matrix Trust Co. Cust FBO Wayne Central School District (NY) Denver, CO 80202-3304	13%
R6	DIMA Inc. ATTN Nancy Tanzil, Controlling New York, NY 10005-2836	10%
S	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	25%
S	LPL Financial A/C xxxxxx San Diego, CA 92121-1968	17%
S	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn Service Team Jacksonville, FL 32246-6484	12%
S	UBS WM USA Omni Account M/F Weehawken, NJ 07086-6761	11%
S	American Enterprise Investment Svc FBO #xxxxxxx Minneapolis, MN 55402-2405	7%
INST	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds San Francisco, CA 94104-4151	50%
INST	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer St. Louis, MO 63103-2523	28%
INST	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans – Omnibus Attn NPIO Trade Desk Des Moines, IA 50392-0001	7%
INST	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-1995	5%

Any shareholder who owns 25% or more of the outstanding shares of a fund may be deemed to control the fund. Any entity controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for a vote, and may be able to take action regarding such fund without the consent or approval of the other shareholders.

Solicitation of Proxies and Proxy Costs. In addition to soliciting proxies by mail, certain officers and representatives of Select, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

As described above, Select will bear the costs of the proxy solicitation up to Select shareholders’ projected cost savings during the first year following the merger. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $88,509. As the Meeting date approaches, certain shareholders of Select may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card or attending the Meeting, they may contact Computershare toll-free at 866-905-8143.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of Select at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet.

One Prospectus/Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Prospectus/Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-728-3337 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time and place. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting date with notice to shareholders entitled to vote at or receive notice of the Meeting. Unless a proxy is otherwise limited, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of any adjournment.

Principal Underwriter. The principal underwriter for Select is Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Submission of Shareholder Proposals. Select does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of Select at the following address: One Beacon Street, Boston, Massachusetts 02108. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROSPECTUS/PROXY STATEMENT OR THE

PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT Computershare Fund Services, Inc. AT 866-905-8143. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _______, 2017, by and among Deutsche Market Trust (the “Trust”), a Massachusetts business trust, on behalf of Deutsche Real Assets Fund (the “Acquiring Fund”), a separate series of the Trust, and the Trust, on behalf of Deutsche Select Alternative Allocation Fund (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”), also a separate series of the Trust; and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) the distribution of each class of the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund
1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquiring Fund Shares computed in the manner set forth in section 2.3, and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the trustees of the Trust with respect to the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including without limitation all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing.

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing. The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the trustees of the Trust, with respect to the Acquired Fund.

 1.4   Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of the share records of the Acquired Fund, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquiring Fund Shares to be so credited to the Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time (as defined in section 2.1). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of the Acquired Fund after the Closing Date will represent without any action necessary on the part of any party, only a number of Acquiring Fund Shares as determined in accordance with the Agreement. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information for Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares.

1.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

1.8       The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing and the making of all distributions pursuant to section 1.4.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information for Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares.

2.2  The net asset value of a Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquiring Fund Shares to be issued (including without limitation fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be October 30, 2017, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Funds, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, also the custodian for the Acquiring Fund, prior to or as of the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds as of the Closing.

3.4  Deutsche AM Service Company (“DSC”) (or its designee), as transfer agent (or subtransfer agent) for the Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust (the “Board”), accurate appraisal of the value of the net assets with respect to the Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of the Acquiring Fund or the Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

4.	Representations and Warranties

4.1  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)   The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the

Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust, as amended. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Trust is not, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)   No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2016, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including without limitation the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the semi-annual fiscal period ended February 28, 2017, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including without limitation the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)  Since February 28, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection

(h), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(i)  All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it have been timely filed (including any permitted extensions) and are complete and correct in all material respects, and all federal, state, local and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including without limitation the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed on or before the Closing Date all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carry-forward and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), as such terms are defined in the Code, that has accrued through the Closing Date;

(k)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund) and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DSC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(l)  As of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including without limitation such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including without limitation the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement referred to in section 5.8, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust, as amended. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Trust is not, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended March 31, 2017, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including without limitation the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it have been timely filed (including any permitted extensions) and are complete and correct in all material respects, and all federal, state, local and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into any shares of the Acquiring Fund;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will as of the Closing have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  As of the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Trust (including without limitation the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including without limitation FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information with respect to Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(p)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

The Trust on behalf of each Fund covenants as follows:

5.1  Except as otherwise provided in sections 5.1, 5.15 and 5.16, the Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. The Trust shall coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s then-current prospectus for Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the Reorganization or the ability to receive the opinion referred to in section 8.5.

5.2 No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.3  Upon reasonable notice, the Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.4  The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 1, 2017.

5.5 The Acquired Fund covenants that the Acquiring Fund Shares to be received hereunder will not be distributed or transferred other than in accordance with the terms of this Agreement.

 5.6  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.7  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.8  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N 14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund shareholders to consider approval of this Agreement and the transactions contemplated herein. The Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.11  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.12  Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.13  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.14  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Trust, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.5.

5.15  Prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and all of its realized net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), if any, for all taxable years of the Acquired Fund ending on or prior to the Closing Date.

5.16  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the Reorganization.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received at the Closing an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that:

(a) the Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms;

(c) the execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Declaration of Trust, as amended or By-laws, as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4  The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing.

6.5       The Trust shall have entered into an expense cap agreement with DIMA in a form reasonably satisfactory to the Acquired Fund on or before the Closing Date effectively limiting the expenses of Class A, Class C, Class R, Class R6, Class S, Institutional Class and Class T shares of the Acquiring Fund to 1.22%, 1.97%, 1.47%, 0.95%, 1.07%, 0.95% and 1.22%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest for at least three years following the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer of the Trust.

7.3  The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund made in this Agreement are true and correct on and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received at the Closing an opinion of Vedder Price P.C. in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that:

(a)        the Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms;

(c) the execution and delivery of the Agreement by the Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Declaration of Trust, as amended or By-laws, as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts with respect to the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5  The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Fund may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The Funds shall have received an opinion of Vedder Price P.C. addressed to the Trust on behalf of the Acquiring Fund and to the Trust on behalf of the Acquired Fund, in a form reasonably satisfactory to each such Fund, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer by the Acquired Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Acquired Fund to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund and the termination of the Acquired Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; (iii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Acquired Fund

Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund; (iv) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Acquired Fund solely for Acquiring Fund Shares; (v) the aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor by such shareholder; (vi) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization; (vii) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Reorganization; and (viii) the holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund.

No opinion will be expressed as to (i) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (ii) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly or severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly or severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  The Acquired Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) up to the Acquired Fund shareholders’ aggregate projected cost savings during the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs DIMA agrees to bear Reorganization Expenses to the extent that the Reorganization Expenses borne by the Acquired Fund would exceed the Acquired Fund shareholders’ aggregate projected cost savings during the first year following the Reorganization. The Acquired Fund shareholders’ aggregate projected cost savings during the first year following the Reorganization for purposes of this section 10.2 shall be calculated in good faith by DIMA immediately prior to the Valuation Time. Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of such Fund as a regulated investment company within the meaning of Section 851 of the Code.

11.	Entire Agreement

The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither Fund has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either Fund if the Closing shall not have occurred on or before December 1, 2017, unless such date is extended by mutual agreement of the Funds, or (iii) by either Fund if the other Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the parties in writing by any authorized officer of the Trust (and DIMA with respect to section 10.2); provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to section 5.4 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including without limitation by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, as applicable, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, IL 60601, Attention David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or trust, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees of the Trust, shareholders, nominees, officers, agents, or employees of the Trust personally, but bind only the property of the applicable Fund, as provided in the Trust’s Amended and Restated Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the applicable Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the trustees of the Trust, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of the Trust acting as such, and neither such authorization by the trustees of the Trust, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund, as provided in the Trust’s Amended and Restated Declaration of Trust, as amended. A copy of the Trust's Amended and Restated Declaration of Trust, as amended, is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series (including the Fund that is not the Obligated Fund) of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DEUTSCHE MARKET TRUST, on behalf of Deutsche Real Assets Fund

Secretary	By: Its:

Attest:	DEUTSCHE MARKET TRUST, on behalf of Deutsche Select Alternative Allocation Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

By: Its:

APPENDIX C

FINANCIAL HIGHLIGHTS

Deutsche Real Assets Fund – Class A
Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.56	$ 9.36	$ 9.56	$ 9.53	$ 9.13
Income (loss) from investment operations: Net investment income[a]	.10	.14	.19	.13	.20
Net realized and unrealized gain (loss)	.34	(.76)	(.11)	.03	.40
Total from investment operations	.44	(.62)	.08	.16	.60
Less distributions from: Net investment income	(.12)	(.18)	(.28)	(.13)	(.20)
Net asset value, end of year	$ 8.88	$ 8.56	$ 9.36	$ 9.56	$ 9.53
Total Return (%)[b,c,d]	5.22	(6.63)	.76	1.68	6.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	79	158	197	238
Ratio of expenses before expense reductions (%)[e]	1.41	.78	.73	.76	.75
Ratio of expenses after expense reductions (%)[e]	1.17	.57	.57	.57	.52
Ratio of net investment income (%)	1.17	1.61	2.02	1.35	2.17
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund – Class C
Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 9.33	$ 9.53	$ 9.48	$ 9.09
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.07	.12	.06	.13
Net realized and unrealized loss	.34	(.76)	(.12)	.03	.39
Total from investment operations	.38	(.69)	—	.09	.52
Less distributions from: Net investment income	(.09)	(.11)	(.20)	(.04)	(.13)
Net asset value, end of year	$ 8.82	$ 8.53	$ 9.33	$ 9.53	$ 9.48
Total Return (%)[b,c,d]	4.47	(7.37)	(.01)	.94	5.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	61	103	119	155
Ratio of expenses before expense reductions (%)[e]	2.16	1.51	1.47	1.51	1.49
Ratio of expenses after expense reductions (%)[e]	1.92	1.32	1.31	1.32	1.28
Ratio of net investment income (%)	.44	.83	1.30	.60	1.45
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund - Class R
Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of year	$ 8.62	$ 9.42	$ 9.62	$ 9.59	$ 9.17
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.13	.18	.11	.20
Net realized and unrealized loss	.35	(.77)	(.12)	.02	.39
Total from investment operations	.43	(.64)	.06	.13	.59
Less distributions from: Net investment income	(.11)	(.16)	(.26)	(.10)	(.17)
Net asset value, end of year	$ 8.94	$ 8.62	$ 9.42	$ 9.62	$ 9.59
Total Return (%)[b,c]	4.95	(6.77)	.55	1.52	6.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	2
Ratio of expenses before expense reductions (%)[d]	1.78	1.16	1.13	1.13	1.07
Ratio of expenses after expense reductions (%)[d]	1.42	.77	.77	.77	.76
Ratio of net investment income (%)	.96	1.47	1.83	1.15	2.17
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund - Class R6
Years Ended March 31,			Period Ended 3/31/15[a]
2017 (Consolidated)		2016
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.60
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.25	.12
Net realized and unrealized loss	.35	(.83)	(.19)
Total from investment operations	.47	(.58)	(.07)
Less distributions from: Net investment income	(.15)	(.21)	(.24)
Net asset value, end of year	$ 8.82	$ 8.50	$ 9.29
Total Return (%)[c,d]	5.59	(6.25)	(.71)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	.02	1.01
Ratio of expenses before expense reductions (%)[e]	1.02	.40	.58*
Ratio of expenses after expense reductions (%)[e]	.86	.22	.21*
Ratio of net investment income (loss) (%)	1.41	2.97	3.73*
Portfolio turnover rate (%)	222	51	39[f]

[a] For the period from November 28, 2014 (commencement of operations) to March 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund’s portfolio turnover rate for the year ended March 31, 2015.

*      Annualized

**    Not annualized

Deutsche Real Assets Fund – Class S
Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.15	.22	.14	.22
Net realized and unrealized loss	.33	(.75)	(.13)	.02	.40
Total from investment operations	.45	(.60)	.09	.16	.62
Less distributions from: Net investment income	(.14)	(.19)	(.29)	(.14)	(.22)
Net asset value, end of year	$ 8.81	$ 8.50	$ 9.29	$ 9.49	$ 9.47
Total Return (%)[b,c]	5.30	(6.44)	.92	1.88	6.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	55	152	163	259
Ratio of expenses before expense reductions (%)[d]	1.19	.60	.55	.62	.57
Ratio of expenses after expense reductions (%)[d]	1.02	.42	.39	.42	.34
Ratio of net investment income (loss) (%)	1.34	1.70	2.26	1.50	2.42
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund - Institutional Class
Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.16	.23	.17	.24
Net realized and unrealized loss	.35	(.74)	(.12)	.02	.38
Total from investment operations	.47	(.58)	.11	.19	.62
Less distributions from: Net investment income	(.15)	(.21)	(.31)	(.17)	(.22)
Net asset value, end of year	$ 8.82	$ 8.50	$ 9.29	$ 9.49	$ 9.47
Total Return (%)[b,c]	5.61	(6.25)	1.10	2.02	6.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	31	114	102	44
Ratio of expenses before expense reductions (%)[d]	1.07	.48	.45	.43	.45
Ratio of expenses after expense reductions (%)[d]	.90	.21	.21	.21	.22
Ratio of net investment income (loss) (%)	1.44	1.83	2.45	1.84	2.56
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Select Alternative Allocation Fund – Class A
Six Months Ended 2/28/17 (Unaudited)		Years Ended August 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.67	$ 11.84	$ 11.00	$ 11.30	$ 11.35
Income (loss) from investment operations: Net investment income[a]	.21	.21	.27	.19	.22	.35
Net realized and unrealized gain (loss)	(.12)	.21	(1.10)	.88	(.22)	.03
Total from investment operations	.09	.42	(.83)	1.07	(.00)***	.38
Less distributions from: Net investment income	(.30)	(.28)	(.34)	(.21)	(.28)	(.36)
Net realized gains	—	—	—	(.02)	(.02)	(.07)
Total distributions	(.30)	(.28)	(.34)	(.23)	(.30)	(.43)
Net asset value, end of period	$ 10.60	$ 10.81	$ 10.67	$ 11.84	$ 11.00	$ 11.30
Total Return (%)[b,d]	.94**	4.13[c]	(7.13)	9.86	(.04)[c]	3.54[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	168	286	424	491	438
Ratio of expenses before expense reductions (%)[e]	.61*	.56	.53	.52	.53	.54
Ratio of expenses after expense reductions (%)[e]	.61*	.56	.53	.52	.53	.50
Ratio of net investment income (%)	3.89*	2.00	2.35	1.65	1.97	3.19
Portfolio turnover rate (%)	14**	34	25	29	32	17

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]   The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*    Annualized

**  Not annualized

***   Amount is less than $(.005).

Deutsche Select Alternative Allocation Fund – Class C
Six Months Ended 2/28/17 (Unaudited)		Years Ended August 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 10.62	$ 11.79	$ 10.95	$ 11.25	$ 11.30
Income (loss) from investment operations: Net investment income[a]	.16	.13	.18	.10	.13	.26
Net realized and unrealized gain (loss)	(.11)	.22	(1.10)	.89	(.22)	.03
Total from investment operations	.05	.35	(.92)	.99	(.09)	.29
Less distributions from: Net investment income	(.22)	(.20)	(.25)	(.13)	(.19)	(.27)
Net realized gains	—	—	—	(.02)	(.02)	(.07)
Total distributions	(.22)	(.20)	(.25)	(.15)	(.21)	(.34)
Net asset value, end of period	$ 10.60	$ 10.77	$ 10.62	$ 11.79	$ 10.95	$ 11.25
Total Return (%)[b,d]	.54**	3.43[c]	(7.90)	9.06	(.84)[c]	2.74[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	32	46	48	35
Ratio of expenses before expense reductions (%)[e]	1.36*	1.31	1.29	1.28	1.29	1.30
Ratio of expenses after expense reductions (%)[e]	1.36*	1.31	1.29	1.28	1.28	1.27
Ratio of net investment income (%)	3.11*	1.20	1.58	.90	1.19	2.34
Portfolio turnover rate (%)	14**	34	25	29	32	17

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Annualized

**   Not annualized

Deutsche Select Alternative Allocation Fund – Class R
Six Months Ended 2/28/17 (Unaudited)		Years Ended August 31,				Period Ended 8/31/12[a]
		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 10.84	$ 10.71	$ 11.88	$ 11.04	$ 11.26	$ 11.12
Income (loss) from investment operations: Net investment income[b]	.19	.15	.20	.15	.13	.02
Net realized and unrealized gain (loss)	(.10)	.23	(1.06)	.89	(.17)	.12
Total from investment operations	.09	.38	(.86)	1.04	(.04)	.14
Less distributions from: Net investment income	(.27)	(.25)	(.31)	(.18)	(.16)	—
Net realized gains	—	—	—	(.02)	(.02)	—
Total distributions	(.27)	(.25)	(.31)	(.20)	(.18)	—
Net asset value, end of period	$ 10.66	$ 10.84	$ 10.71	$ 11.88	$ 11.04	$ 11.26
Total Return (%)[c,d]	.85**	3.71	(7.41)	9.54	(.36)	1.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	1.415		.001
Ratio of expenses before expense reductions (%)[e]	.96*	.93	.89	.93	.98	2.62*
Ratio of expenses after expense reductions (%)[e]	.89*	.93	.83	.84	.79	1.51*
Ratio of net investment income (%)	3.52*	1.42	1.80	1.28	1.19	.43*
Portfolio turnover rate (%)	14**	34	25	29	32	17**

[a] For the period from May 1, 2012 (commencement of operations) to August 31, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Annualized

**    Not annualized

Deutsche Select Alternative Allocation Fund – Class R6
Six Months Ended 2/28/17 (Unaudited)		Year Ended 8/31/16	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.83	$ 10.67	$ 11.67
Income (loss) from investment operations: Net investment income[b]	.20	.23	.22
Net realized and unrealized gain (loss)	(.09)	.23	(.83)
Total from investment operations	.11	.46	(.61)
Less distributions from: Net investment income	(.34)	(.30)	(.39)
Net realized gains	—	—	—
Total distributions	(.34)	(.30)	(.39)
Net asset value, end of period	$ 10.60	$ 10.83	$ 10.67
Total Return (%)[d]	1.09**	4.54[c]	(5.41)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	216	95	9
Ratio of expenses before expense reductions (%)[e]	.25*	.24	.37*
Ratio of expenses after expense reductions (%)[e]	.25*	.24	.33*
Ratio of net investment income (%)	3.86*	2.24	2.57*
Portfolio turnover rate (%)	14**	34	25[f]

[a] For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund’s portfolio turnover for the year ended August 31, 2015.

*      Annualized

**    Not annualized

Deutsche Select Alternative Allocation Fund – Class S
Six Months Ended 2/28/17 (Unaudited)		Years Ended August 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 10.67	$ 11.84	$ 11.00	$ 11.31	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.22	.22	.29	.21	.23	.36
Net realized and unrealized gain (loss)	(.13)	.23	(1.10)	.88	(.22)	.04
Total from investment operations	.09	.45	(.81)	1.09	.01	.40
Less distributions from: Net investment income	(.32)	(.30)	(.36)	(.23)	(.30)	(.38)
Net realized gains	—	—	—	(.02)	(.02)	(.07)
Total distributions	(.32)	(.30)	(.36)	(.25)	(.32)	(.45)
Net asset value, end of period	$ 10.59	$ 10.82	$ 10.67	$ 11.84	$ 11.00	$ 11.31
Total Return (%)[c]	.94**	4.41[b]	(6.98)	10.02	.05[b]	3.81[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	44	59	87	102	59
Ratio of expenses before expense reductions (%)[d]	.44*	.38	.36	.36	.40	.36
Ratio of expenses after expense reductions (%)[d]	.44*	.38	.36	.36	.38	.33
Ratio of net investment income (%)	4.13*	2.13	2.54	1.83	2.02	3.30
Portfolio turnover rate (%)	14**	34	25	29	32	17

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*       Annualized

**       Not annualized

Deutsche Select Alternative Allocation Fund – Institutional Class
Six Months Ended 2/28/17 (Unaudited)		Years Ended August 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 10.67	$ 11.85	$ 11.02	$ 11.32	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.19	.26	.28	.22	.25	.32
Net realized and unrealized gain (loss)	(.09)	.20	(1.08)	.88	(.21)	.09
Total from investment operations	.10	.46	(.80)	1.10	.04	.41
Less distributions from: Net investment income	(.33)	(.31)	(.38)	(.25)	(.32)	(.38)
Net realized gains	—	—	—	(.02)	(.02)	(.07)
Total distributions	(.33)	(.31)	(.38)	(.27)	(.34)	(.45)
Net asset value, end of period	$ 10.59	$ 10.82	$ 10.67	$ 11.85	$ 11.02	$ 11.32
Total Return (%)[c]	1.03**	4.51	(6.92)	10.16[b]	.28[b]	3.90[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	16	15	11	4
Ratio of expenses before expense reductions (%)[d]	.32*	.29	.27	.23	.24	.21
Ratio of expenses after expense reductions (%)[d]	.32*	.29	.27	.22	.16	.19
Ratio of net investment income (%)	3.66*	2.47	2.50	1.89	2.19	2.91
Portfolio turnover rate (%)	14**	34	25	29	32	17

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*        Annualized

**       Not annualized

Page
PROPOSAL
I.	SYNOPSIS	[ ]
II.	INVESTMENT STRATEGIES AND RISK FACTORS	[ ]
III.	OTHER INFORMATION ABOUT THE FUNDS	[ ]
IV.	INFORMATION ABOUT THE PROPOSED MERGER	[ ]
	VOTING AT THE SHAREHOLDER MEETING AND OTHER INFORMATION	[ ]
Appendix A	Instructions for Signing Proxy Cards	[ ]
Appendix B	Form of Agreement and Plan of Reorganization	[ ]
Appendix C	Financial Highlights	[ ]

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc. at 866-905-8143.

SAA.RA-RD.080817

EASY VOTING OPTIONS:

Please detach at perforation before
mailing.

DEUTSCHE SELECT ALTERNATIVE ALLOCATION
FUND

PROXY FOR THE SPECIAL MEETING OF
SHAREHOLDERS

TO BE HELD OCTOBER 11, 2017

The undersigned shareholder of Deutsche
Select Alternative Allocation Fund, a series of Deutsche Market Trust (the “Fund”), revoking previous proxies, hereby appoints John Millette, Caroline Pearson, and Hepsen Uzcan, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of Deutsche
Asset Management, 345 Park Avenue, New York, New York 10154, on October 11, 2017 at 9:00 a.m. Eastern time, to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournment(s) or postponement(s) thereof.

All properly executed
proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

____________________________________________________________

____________________________________________________________

____________________________________________________________

THIS PROXY CARD IS VALID ONLY WHEN
SIGNED AND DATED ON THE REVERSE SIDE.

DSA_29030_081617

EVERY SHAREHOLDER’S VOTE
IS IMPORTANT

Important Notice Regarding the
Availability of Proxy Materials for the

Special Meeting of Shareholders
to Be Held on October 11, 2017.

The Prospectus/Proxy Statement
and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-29030

IF YOU VOTE ON THE INTERNET
OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY
CARD

STATEMENT OF ADDITIONAL INFORMATION

DEUTSCHE MARKET TRUST

Deutsche Real Assets Fund

345 Park Avenue

New York, New York 10154

This statement of additional information
(the “Merger SAI”) is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated
             , 2017 for the Special Meeting of Shareholders
of Deutsche Select Alternative Allocation Fund (“Select”), a series of Deutsche Market Trust, to be held on October
11, 2017, into which this Merger SAI is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337,
or by contacting your financial advisor and are available along with other materials on the Securities and Exchange Commission’s
Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Deutsche Real
Assets Fund (“Real Assets”), a series of Deutsche Market Trust is contained in Real Assets’ statement of additional information (“SAI”) dated July 31, 2017, for Class A, Class T, Class C, Class R, Class R6, Institutional Class and
Class S shares, which is attached to this Merger SAI. The audited financial statements and related independent registered public accounting firm’s report for Real Assets contained in the Annual Report for the fiscal year ended March 31, 2017 are incorporated herein by reference insofar as they relate to Real Assets’ participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited description of the pro
forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of Real Assets as if the merger had been consummated on April 1, 2016.

Further information about Select is contained
in the statement of additional information dated December 1, 2016, as supplemented December 29, 2016, March 1, 2017, June 19, 2017 and July 7, 2017, for Class A, Class C, Class R, Class R6, Institutional Class and Class S shares.

The date of this Merger SAI is             ,
2017.

Pro Forma

Consolidated Investment Portfolio

as of March 31, 2017
Deutsche
Deutsche
Deutsche

Deutsche
Deutsche
Deutsche

Real
Select Alternative
Gold & Precious
Combined
Real
Select Alternative
Gold & Precious

Combined

Assets Fund
Allocation Fund
Metals Fund
Pro Forma
Assets Fund
Allocation Fund
Metals Fund
Pro Forma
Pro Forma

Shares
Shares
Shares
Shares
Value ($)
Value ($)
Value ($)
Adjustments (e)
Value ($)

Common Stocks 54.7%

Consumer Staples 0.3%

Food Products

Bunge Ltd.
16,523
-
-
16,523
1,309,613
-
-

1,309,613

Energy 5.6%

Oil, Gas & Consumable Fuels

Antero Midstream Partners LP
30,300
-
-
30,300
1,004,748
-
-

1,004,748

Cheniere Energy, Inc.*
76,387
-
-
76,387
3,610,814
-
-

3,610,814

Concho Resources, Inc.*
7,342
-
-
7,342
942,272
-
-

942,272

Enagas SA
75,169
-
-
75,169
1,952,633
-
-

1,952,633

Enbridge Energy Management LLC*
74,529
-
-
74,529
1,372,824
-
-

1,372,824

EOG Resources, Inc.
10,801
-
-
10,801
1,053,638
-
-

1,053,638

Inter Pipeline Ltd.
140,940
-
-
140,940
2,970,672
-
-

2,970,672

Kinder Morgan, Inc.
148,339
-
-
148,339
3,224,890
-
-

3,224,890

Marathon Petroleum Corp.
25,134
-
-
25,134
1,270,272
-
-

1,270,272

Pembina Pipeline Corp.
128,635
-
-
128,635
4,076,158
-
-

4,076,158

Snam SpA
500,635
-
-
500,635
2,165,150
-
-

2,165,150

Suncor Energy, Inc.
33,436
-
-
33,436
1,026,576
-
-

1,026,576

TOTAL SA
24,613
-
-
24,613
1,244,983
-
-

1,244,983

Veresen, Inc.
202,167
-
-
202,167
2,234,729
-
-

2,234,729

28,150,359

-

28,150,359

Health Care 0.2%

Health Care Providers & Services

Chartwell Retirement Residences (Units)
88,067
-
-
88,067
1,032,421
-
-

1,032,421

Industrials 5.0%

Commercial Services & Supplies 0.6.%

Waste Management, Inc.
39,024
-
-
39,024
2,845,630
-
-

2,845,630

Construction & Engineering 0.8%

Ferrovial SA
110,446
-
-
110,446
2,210,374
-
-

2,210,374

VINCI SA
24,400
-
-
24,400
1,934,023
-
-

1,934,023

4,144,397
-
-

4,144,397

Machinery 0.2%

Kubota Corp.
63,200
-
-
63,200
948,596
-
-

948,596

Road & Rail 1.5%

Canadian National Railway Co.
31,027
-
-
31,027
2,290,191
-
-

2,290,191

Canadian Pacific Railway Ltd.
18,699
-
-

2,747,257
-
-

2,747,257

Union Pacific Corp.
25,562
-
-
25,562
2,707,527
-
-

2,707,527

7,744,975
-
-

7,744,975

Transportation Infrastructure 1.9%

Flughafen Zuerich AG (Registered)
5,701
-
-
5,701
1,215,158
-
-

1,215,158

Japan Airport Terminal Co., Ltd.
41,724
-
-
41,724
1,448,516
-
-

1,448,516

Sydney Airport (Units)
496,963
-
-
496,963
2,570,431
-
-

2,570,431

Transurban Group (Units)
282,263
-
-
282,263
2,516,622
-
-

2,516,622

Zhejiang Expressway Co., Ltd. “H”
1,448,000
-
-
1,448,000
1,893,030
-
-

1,893,030

9,643,757
-
-

9,643,757

Information Technology 0.2%

IT Services

InterXion Holding NV*
30,041
-
-
30,041
1,188,422

-

1,188,422

-

Materials 24.3%

Chemicals 1.9%

Akzo Nobel NV
19,407
-
-
19,407
1,609,274
-
-

1,609,274

Celanese Corp. “A”
23,090
-
-
23,090
2,074,637
-
-

2,074,637

Dow Chemical Co.
32,060
-
-
32,060
2,037,092
-
-

2,037,092

Monsanto Co.
13,500
-
-
13,500
1,528,200
-
-

1,528,200

Syngenta AG (Registered)
5,207
-
-
5,207
2,298,223
-
-

2,298,223

9,547,426
-
-

9,547,426

Construction Materials 0.3%

Vulcan Materials Co.
13,532
-
-
13,532
1,630,335

-

1,630,335

Metals & Mining 22.1%

Acacia Mining PLC (d)
-
-
480,610
480,610
-
-
2,706,693

2,706,693

Agnico-Eagle Mines Ltd.
-
-
130,262
130,262
-
-
5,526,474

5,526,474

Alamos Gold, Inc. (d)
-
-
163,940
163,940
-
-
1,316,599

1,316,599

Anglo American Platinum Ltd. (d)
-
-
40,138
40,138
-
-
915,713

915,713

AngloGold Ashanti Ltd. (d)
-
-
331,933
331,933
-
-
3,544,165

3,544,165

Argonaut Gold, Inc. (d)
-
-
451,966
451,966
-
-
791,879

791,879

Asanko Gold, Inc. (d)
-
-
733,745
733,745
-
-
1,925,608

1,925,608

AuRico Metals, Inc. (d)
-
-
362,502
362,502
-
-
318,929

318,929

B2Gold Corp. (d)
-
-
1,598,001
1,598,001
-
-
4,554,216

4,554,216

Barrick Gold Corp.
-
-
526,077
526,077
-
-
9,992,635

9,992,635

Belo Sun Mining Corp. (d)
-
-
2,003,344
2,003,344
-
-
1,280,477

1,280,477

Centamin PLC (d)
-
-
865,875
865,875
-
-
1,873,545

1,873,545

Continental Gold, Inc. (d)
-
-
284,343
284,343
-
-
857,402

857,402

Detour Gold Corp. (d)
-
-
148,264
148,264
-
-
1,699,096

1,699,096

Dominion Diamond Corp. (d)
-
-
68,178
68,178
-
-
862,318

862,318

Eldorado Gold Corp.
-
-
459,541
459,541
-
-
1,572,291

1,572,291

Evolution Mining Ltd. (d)
-
-
1,509,479
1,509,479
-
-
2,421,807

2,421,807

First Quantum Minerals Ltd.
50,155
-
-
-
532,910
-
-

532,910

Franco-Nevada Corp.
-
-
61,910
61,910
-
-
4,055,795

4,055,795

Fresnillo PLC
26,500
-
61,403
87,903
516,621
-
1,197,060

1,713,681

Glencore PLC*
331,524
-
-
-
1,300,720
-
-

1,300,720

Goldcorp, Inc. (d)
-
-
241,853
241,853
-
-
3,528,179

3,528,179

Guyana Goldfields, Inc. (d)
-
-
264,420
264,420
-
-
1,429,620

1,429,620

Hochschild Mining PLC (d)
-
-
477,048
477,048
-
-
1,660,991

1,660,991

Kinross Gold Corp.
-
-
303,440
303,440
-
-
1,070,146

1,070,146

Kirkland Lake Gold Ltd. (d)
-
-
365,614
365,614
-
-
2,697,051

2,697,051

Lundin Mining Corp.
197,957
-
-
-
1,114,936
-
-

1,114,936

MAG Silver Corp. (d)
-
-
141,598
141,598
-
-
1,853,759

1,853,759

New Gold, Inc. (d)
-
-
618,883
618,883
-
-
1,847,551

1,847,551

Newcrest Mining Ltd.
-
-
337,458
337,458
-
-
5,741,603

5,741,603

Newmont Mining Corp.
15,107
-
280,329
295,436
497,927
-
9,239,644

9,737,571

Northern Star Resources Ltd. (d)
-
-
898,539
898,539
-
-
2,787,123

2,787,123

OceanaGold Corp.
-
-
1,632,809
1,632,809
-
-
4,837,589

4,837,589

Osisko Gold Royalties Ltd. (d)
-
-
104,379
104,379
-
-
1,160,072

1,160,072

Petra Diamonds Ltd. (d)
-
-
401,990
401,990
-
-
671,370

671,370

Pretium Resources, Inc. (d)
-
-
102,094
102,094
-
-
1,094,755

1,094,755

Randgold Resources Ltd. (d)
-
-
46,073
46,073
-
-
4,020,538

4,020,538

Regis Resources Ltd. (d)
-
-
523,849
523,849
-
-
1,320,728

1,320,728

Roxgold, Inc. (d)
-
-
249,782
249,782
-
-
259,202

259,202

Royal Gold, Inc. (d)
-
-
39,981
39,981
-
-
2,800,669

2,800,669

Silver Standard Resources, Inc. (d)
-
-
166,800
166,800
-
-
1,771,039

1,771,039

Silver Wheaton Corp.
-
-
246,592
246,592
-
-
5,138,222

5,138,222

Tahoe Resources, Inc. (d)
-
-
269,322
269,322
-
-
2,162,920

2,162,920

Torex Gold Resources, Inc. (d)
-
-
6,274
6,274
-
-
123,701

123,701

Torex Gold Resources, Inc. (d)
-
-
125,022
125,022
-
-
2,464,997

2,464,997

3,963,114
-
107,094,171

111,057,285

Real Estate 14.9%

Equity Real Estate Investment Trusts (REITs) 12.0%

Agree Realty Corp.
21,417
-
-
21,417
1,027,159
-
-

1,027,159

Alexandria Real Estate Equities, Inc.
11,900
-
-
11,900
1,315,188
-
-

1,315,188

American Homes 4 Rent “A”,
26,827
-
-
26,827
615,948
-
-

615,948

American Tower Corp.
43,658
-
-
43,658
5,306,193
-
-

5,306,193

Apartment Investment & Management Co. “A”
15,403
-
-
15,403
683,123
-
-

683,123

Brixmor Property Group, Inc.
72,893
-
-
72,893
1,564,284
-
-

1,564,284

CoreSite Realty Corp.
21,541
-
-
21,541
1,939,767
-
-

1,939,767

Crown Castle International Corp.
62,557
-
-
62,557
5,908,509
-
-

5,908,509

CubeSmart
96,151
-
-
96,151
2,496,080
-
-

2,496,080

DiamondRock Hospitality Co.
87,707
-
-
87,707
977,933
-
-

977,933

DuPont Fabros Technology, Inc.
44,633
-
-
44,633
2,213,350
-
-

2,213,350

Essex Property Trust, Inc.
4,788
-
-
4,788
1,108,566
-
-

1,108,566

Frasers Logistics & Industrial Trust
2,227,900
-
-
2,227,900
1,568,775
-
-

1,568,775

Gecina SA
11,051
-
-
11,051
1,499,587
-
-

1,499,587

GGP, Inc.
56,314
-
-
56,314
1,305,359
-
-

1,305,359

Global One Real Estate Investment Corp.
139
-
-
139
490,676
-
-

490,676

Great Portland Estates PLC
206,518
-
-
206,518
1,685,733
-
-

1,685,733

Healthcare Trust of America, Inc. “A”
33,528
-
-
33,528
1,054,791
-
-

1,054,791

Host Hotels & Resorts, Inc.
71,922
-
-
71,922
1,342,065
-
-

1,342,065

Investa Office Fund
280,271
-
-
280,271
1,017,103
-
-

1,017,103

Invitation Homes, Inc.*
28,457
-
-
28,457
621,216
-
-

621,216

Japan Real Estate Investment Corp.
189
-
-
189
1,001,617
-
-

1,001,617

Klepierre
34,043
-
-
34,043
1,324,120
-
-

1,324,120

Land Securities Group PLC
117,323
-
-
117,323
1,556,667
-
-

1,556,667

Lexington Realty Trust
155,399
-
-
155,399
1,550,882
-
-

1,550,882

Link REIT
239,738
-
-
239,738
1,679,693
-
-

1,679,693

Mapletree Commercial Trust
1,237,600
-
-
1,237,600
1,353,632
-
-

1,353,632

Merlin Properties Socimi SA
87,849
-
-
87,849
982,157
-
-

982,157

Mirvac Group
921,849
-
-
921,849
1,542,400
-
-

1,542,400

Pennsylvania Real Estate Investment Trust
34,194
-
-
34,194
517,697
-
-

517,697

Prologis, Inc.
33,678
-
-
33,678
1,747,215
-
-

1,747,215

Public Storage
9,112
-
-
9,112
1,994,708
-
-

1,994,708

Sabra Health Care REIT, Inc.
26,565
-
-
26,565
741,960
-
-

741,960

Segro PLC
203,640
-
-
203,640
1,163,952
-
-

1,163,952

Simon Property Group, Inc.
6,244
-
-
6,244
1,074,155
-
-

1,074,155

Sunstone Hotel Investors, Inc.
62,223
-
-
62,223
953,879
-
-

953,879

Vornado Realty Trust
11,674
-
-
11,674
1,171,019
-
-

1,171,019

Welltower, Inc.
41,000
-
-
41,000
2,903,620
-
-

2,903,620

Weyerhaeuser Co.
46,000
-
-
46,000
1,563,080
-
-

1,563,080

60,563,858
-
-

60,563,858

Real Estate Management & Development 2.9%

BUWOG AG
52,815
-
-
52,815
1,332,513
-
-

1,332,513

CapitaLand Ltd.
339,000
-
-
339,000
879,701
-
-

879,701

City Developments Ltd.
301,400
-
-
301,400
2,197,720
-
-

2,197,720

Fabege AB
128,827
-
-
128,827
2,048,718
-
-

2,048,718

First Capital Realty, Inc.
54,263
-
-
54,263
817,301
-
-

817,301

Hang Lung Properties Ltd.
476,788
-
-
476,788
1,239,287
-
-

1,239,287

Mitsui Fudosan Co., Ltd.
78,438
-
-
78,438
1,672,611
-
-

1,672,611

NTT Urban Development Corp.
169,000
-
-
169,000
1,466,397
-
-

1,466,397

PSP Swiss Property AG (Registered)
4,305
-
-
4,305
391,754
-
-

391,754

Sino Land Co., Ltd.
837,213
-
-
837,213
1,467,264
-
-

1,467,264

Sun Hung Kai Properties Ltd.
69,400
-
-
69,400
1,019,814
-
-

1,019,814

14,533,080
-
-

14,533,080

Utilities 4.2%

Electric Utilities 0.5%

Eversource Energy
45,905
-
-
45,905
2,698,296
-
-

2,698,296

Gas Utilities 1.9%

ENN Energy Holdings Ltd.
394,162
-
-
394,162
2,218,952
-
-

2,218,952

Hong Kong & China Gas Co., Ltd.
875,000
-
-
875,000
1,749,662
-
-

1,749,662

Infraestructura Energetica Nova SAB de CV
662,494
-
-
662,494
3,165,223
-
-

3,165,223

Toho Gas Co., Ltd.
113,000
-
-
113,000
798,805
-
-

798,805

Tokyo Gas Co., Ltd.
336,844
-
-
336,844
1,532,787
-
-

1,532,787

9,465,429
-
-

9,465,429

Multi-Utilities 1.0%

National Grid PLC
93,135
-
-
93,135
1,182,642
-
-

1,182,642

Sempra Energy
37,249
-
-
37,249
4,116,014
-
-

4,116,014

5,298,656
-
-

5,298,656

Water Utilities 0.8%

Severn Trent PLC
71,197
-
-
71,197
2,124,810
-
-

2,124,810

United Utilities Group PLC
138,520
-
-
138,520
1,724,237
-
-

1,724,237

3,849,047
-
-

3,849,047

Total Common Stocks (Cost $161,216,000, $0, $99,609,587 and $260,825,587 respectively)

168,557,411
-
107,094,171

275,651,582

Mutual Funds 28.0%

Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)(d)
-
2,510,458
-
2,510,458
-
28,719,642
-

28,719,642

Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)(d)
-
2,843,212
-
2,843,212
-
26,640,898
-

26,640,898

Deutsche Floating Rate Fund "Institutional" (a)(d)
-
2,358,571
-
2,358,571
-
19,764,822
-

19,764,822

Deutsche Global Inflation Fund "Institutional" (a)(d)
-
3,065,401
-
3,065,401
-
30,868,593
-

30,868,593

Deutsche Global Infrastructure Fund "Institutional" (a)
-
1,477,861
-
1,477,861
-
21,162,964
-

21,162,964

Deutsche Global Real Estate Securities Fund "Institutional" (a)
-
212,288
-
212,288
-
1,853,271
-

1,853,271

Deutsche Real Estate Securities Fund "Institutional" (a)
-
584,812
-
584,812
-
11,778,115
-

11,778,115

Total Mutual Funds (Cost $0, $133,429,258, $0 and $133,429,258 respectively)

-
140,788,305
-

140,788,305

Exchange-Traded Funds 9.2%

iShares Global Materials ETF
25,900
-
-
25,900
1,533,539
-
-

1,533,539

SPDR Bloomberg Barclays Convertible Securities ETF
-
504,212
-
504,212
-
24,252,597
-

24,252,597

SPDR S&P Global Natural Resources ETF
48,309
-
-
48,309
2,054,099
-
-

2,054,099

VanEck Vectors JPMorgan EM Local Currency Bond ETF
-
757,932
-
757,932
-
14,029,321
-

14,029,321

WisdomTree Emerging Markets Local Debt Fund
-
111,690
-
111,690
-
4,198,427
-

4,198,427

Total Exchange-Traded Funds (Cost $3,330,651, $39,329,132, $0 and 42,659,783 respectively)

3,587,638
42,480,345
-

46,067,983

Government & Agency Obligations 3.9%

U.S. Treasury Obligations

U.S. Treasury Inflation-Indexed Bonds:

1.375%, 2/15/2044
920,300
-
-
920,300
1,014,635
-
-

1,014,635

2.5%, 1/15/2029
1,061,303
-
-
1,061,303
1,297,514
-
-

1,297,514

U.S. Treasury Inflation-Indexed Notes:

0.125%, 4/15/2018
1,510,900
-
-
1,510,900
1,523,608
-
-

1,523,608

0.125%, 4/15/2019
1,287,740
-
-
1,287,740
1,306,649
-
-

1,306,649

0.125%, 1/15/2023
1,728,942
-
-
1,728,942
1,727,891
-
-

1,727,891

0.125%, 7/15/2024
1,855,874
-
-
1,855,874
1,838,556
-
-

1,838,556

0.625%, 7/15/2021
1,166,446
-
-
1,166,446
1,209,879
-
-

1,209,879

0.625%, 1/15/2024
898,003
-
-
898,003
919,283
-
-

919,283

U.S. Treasury Notes:

0.75%, 2/28/2018
2,755,000
-
-
2,755,000
2,747,253
-
-

2,747,253

0.875%, 8/15/2017
3,222,000
-
-
3,222,000
3,221,987
-
-

3,221,987

1.125%, 6/15/2018
2,760,000
-
-
2,760,000
2,759,677
-
-

2,759,677

Total Government & Agency Obligations (Cost $19,577,143, $0, $0 and $19,577,143 respectively)

19,566,932
-
-

19,566,932

Short-Term U.S. Treasury Obligations 1.9%

U.S. Treasury Bills:

0.44% **, 4/13/2017 (b)
1,537,000
-
-
1,537,000
1,536,691
-
-

1,536,691

0.458% **, 6/22/2017 (b)
718,000
-
-
718,000
716,800
-
-

716,800

0.473% **, 4/13/2017 (b)
764,000
-
-
764,000
763,846
-
-

763,846

0.498% **, 4/13/2017 (b)
330,000
-
-
330,000
329,934
-
-

329,934

0.5% **, 4/13/2017 (b)
113,000
-
-
113,000
112,977
-
-

112,977

0.505% **, 4/13/2017 (b)
104,000
-
-
104,000
103,979
-
-

103,979

0.51% **, 4/13/2017 (b)
84,000
-
-
84,000
83,983
-
-

83,983

0.52% **, 6/22/2017 (b)
1,108,000
-
-
1,108,000
1,106,147
-
-

1,106,147

0.525% **, 6/22/2017 (b)
16,000
-
-
16,000
15,973
-
-

15,973

0.53% **, 6/22/2017 (b)
96,000
-
-
96,000
95,839
-
-

95,839

0.545% **, 6/22/2017 (b)
1,000,000
-
-
1,000,000
998,328
-
-

998,328

0.64% **, 10/12/2017 (b)
1,490,000
-
-
1,490,000
1,482,908
-
-

1,482,908

0.645% **, 10/12/2017 (b)
1,111,000
-
-
1,111,000
1,105,712
-
-

1,105,712

0.65% **, 10/12/2017 (b)
69,000
-
-
69,000
68,672
-
-

68,672

0.653% **, 10/12/2017 (b)
80,000
-
-
80,000
79,619
-
-

79,619

0.655% **, 10/12/2017 (b)
67,000
-
-
67,000
66,681
-
-

66,681

0.663% **, 10/12/2017 (b)
109,000
-
-
109,000
108,481
-
-

108,481

0.71% **, 4/13/2017 (b)
305,000
-
-
305,000
304,939
-
-

304,939

0.735% **, 1/4/2018 (b)
73,000
-
-
73,000
72,470
-
-

72,470

0.748% **, 1/4/2018 (b)
44,000
-
-
44,000
43,681
-
-

43,681

0.77% **, 6/22/2017 (b)
299,000
-
-
299,000
298,500
-
-

298,500

0.78% **, 1/4/2018 (b)
95,000
-
-
95,000
94,311
-
-

94,311

0.885% **, 10/12/2017 (b)
92,000
-
-
92,000
91,562
-
-

91,562

Total Short-Term U.S. Treasury Obligations (Cost $9,687,704, $0, $0 and $9,687,704 respectively)

9,682,033
-
-

9,682,033

Cash Equivalents 2.0%

Central Cash Management Fund, 0.74% (a) (c)
1,925,800
7,992,523
351,342
2,277,142
1,925,800
7,992,523
351,342

10,269,665

(Cost $1,925,800, $7,992,523, $351,342 and $10,269,665 respectively)

Total Investment Portfolio (Cost $195,737,298, $180,750,913, $99,960,929 and $476,449,140 respectively) 99.7%

203,319,814
191,261,173
107,445,513

502,026,500

Other Assets and Liabilities, Net 0.3%

1,732,664
(339,792)
22,752
(241,000)
1,174,624

Net Assets 100.0%

205,052,478
190,921,381
107,468,265
(241,000)
503,201,124

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) At March 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) The rate shown is the annualized seven-day yield at period end.

(d) Security will be sold in connection with the re-organization.

(e) Pro forma adjustments include estimated one-time merger costs of $241,000 which are to be borne by Deutsche Select Alternative Allocation Fund.

EM: Emerging Markets

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2017 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2017 for Deutsche Real Assets Fund, Deutsche Gold & Precious Metals Fund and Deutsche Select Alternative Allocation Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period, April 1, 2016. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund. Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Deutsche Real Assets Fund, Deutsche Gold & Precious Metals Fund and Deutsche Select Alternative Allocation Fund incorporated by reference in the Statement of Additional Information.

PRO FORMA COMBINING CONDENSED CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As Of March 31, 2017 (Unaudited)

Acquiring
Acquiring
Acquiring

Deutsche Real Assets Fund
Deutsche Gold & Precious Metals Fund
Deutsche Select Alternative Allocation Fund
Pro Forma Adjustments
Pro Forma Combined Deutsche Real Assets Fund

Investments in Deutsche Central Cash Management Government Fund
$1,925,800
$351,342
$7,992,523
$—
$10,269,665

Investments in non-affiliated securities
$201,394,014
$107,094,171
$183,268,650
$—
$491,756,835

Other assets less liabilities
$1,732,664
$22,752
$(339,792)
				$(241,000	)(a)
$1,174,624

Total Net assets
$205,052,478
$107,468,265
$190,921,381
$(241,000)
$503,201,124

Net Assets

Class A
$62,557,849
$22,392,135
$25,385,002
				(32,043	)(a)
$110,302,943

Class C
$39,715,278
$9,668,904
$17,484,352
				(22,070	)(a)
$66,846,464

Class R6
$21,999
$—
$216,929
				(274	)(a)
$238,654

Class S
$55,608,076
$73,617,761
$136,186,565
				(171,909	)(a)
$265,240,493

Class R
$2,311,504
$—
$1,657,120
				(2,092	)(a)
$3,966,532

Institutional Shares
$44,837,772
$1,789,465
$9,991,413
				(12,612	)(a)
$56,606,038

Total Net assets
$205,052,478
$107,468,265
$190,921,381
$(241,000)
$503,201,124

Share Outstanding

Class A
7,042,561
3,285,842
2,397,867
(307,009)
12,419,261

Class C
4,501,868
1,501,204
1,651,880
(76,985)
7,577,967

Class R6
2,494
—
20,482
4,082
27,058

Class S
6,310,459
10,691,625
12,867,156
236,045
30,105,285

Class R
258,634
—
155,659
29,467
443,760

Institutional Shares
5,086,176
259,764
943,844
130,662
6,420,446

Net Asset Value per Share

Class A
8.88
6.81
10.59

8.88

Class C
8.82
6.44
10.58

8.82

Class R6
8.82
—
10.59

8.82

Class S
8.81
6.89
10.58

8.81

Class R
8.94
—
10.65

8.94

Institutional Shares
8.82
6.89
10.59

8.82

(a) Pro forma adjustments include estimated one-time merger costs of $241,000 which are to be borne by Deutsche Select Alternative Allocation Fund.

PRO FORMA COMBINING CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED March 31, 2017 (Unaudited)

Deutsche Real Assets Fund

Deutsche Gold & Precious Metals Fund

Deutsche Select Alternative Allocation Fund

Pro Forma Adjustments

Pro Forma Combined Deutsche Real Assets Fund

Investment Income:

Income distributions from affiliated Underlying Funds and dividend income
$ 4,866,608

$ 966,382

$ 8,300,353

-

$ 14,133,343

Total Investment Income
4,866,608

966,382

8,300,353

14,133,343

Expenses

Management fee
1,562,931

1,030,492

-

1,822,755
(b)
4,416,178

Administration fee
207,076

123,412

232,877
(a)
-

563,365

Services to shareholders
274,266

260,734

296,202

-

831,202

Distribution and service fees
698,060

167,556

610,744

-

1,476,360

Custodian fee
30,251

38,853

5,386

(29,313)
(c)
45,177

Professional fees
138,947

125,719

88,386

(144,175)
(c)
208,877

Reports to shareholders
60,594

43,780

38,777

(34,000)
(c)
109,151

Registration fees
87,159

74,022

78,561

(152,583)
(c)
87,159

Trustees' fees and expenses
12,088

3,926

10,194

-

26,208

Other Expenses
21,905

3,901

16,694

-

42,500

Total expenses before reductions
3,093,277

1,872,395

1,377,821

1,462,684

7,806,177

Expense reductions
(444,646)

(459,689)

(717)

(1,462,684)

(2,367,736)

Expenses, net
2,648,631

1,412,706

1,377,104

-

5,438,441

Net investment income (loss)
2,217,977

(446,324)

6,923,249

-

8,694,902

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Sale of affiliated Underlying Funds
24,261,211

-

(7,132,451)

-

17,128,760

Sale of non-affiliated Underlying Funds
(539,132)

-

633,013

-

93,881

Investments
(1,895,064)

(18,815,847)

9,646,878

-

(11,064,033)

Capital gain dividends received
342,295

-

-

-

342,295

Capital gain distributions from affiliated Underlying Funds

-

(915,546)

-

(915,546)

Capital gain distributions from non-affiliated Underlying Funds

-

1,071,721

-

1,071,721

Futures
76,618

-

-

-

76,618

Foreign currency
(511,678)

-

-

-

(511,678)

Net unrealized appreciation (depreciation) on:

Affiliated Underlying Funds
(21,755,898)

-

-

-

(21,755,898)

Non-affiliated Underlying Funds
857,843

-

-

-

857,843

Investments
7,325,529

89,911,049

25,994,666

-

123,231,244

Futures
(309,268)

-

-

-

(309,268)

Foreign currency
(749)

(5,569)

-

-

(6,318)

Net increase (decrease) in net assets resulting from operations
$ 10,069,684

$ 70,643,309

$ 36,221,530

$ -

$ 116,934,523

(a) Deutsche Select Alternative Allocation Fund and Deutsche Real Assets Fund have different fee and expense structures. Under Deutsche Select Alternative Allocation Fund’s Investment Management Agreement, DIMA is not paid a management fee directly by the Fund. Instead, shareholders of Deutsche Select Alternative Allocation Fund indirectly bear a pro rata share of the operating expenses of the underlying funds in which the Fund invests, including the management fee paid to DIMA or other investment advisors.

(b) Net increase in management fee: a management fee will be paid on the assets of Deutsche Select Alternative Allocation Fund under the Investment Management Agreement with Deutsche Real Assets Fund for the Pro Forma combined, and a decrease in management fee on assets of Deutsche Gold & Precious Metals Fund based on the Investment Management Agreement with Deutsche Real Assets Fund for the Pro Forma combined.

(c) Decrease in expense based on the elimination of redundant fees for the Pro Forma combined.

See Notes to Pro Forma Combining Consolidated Financial Statements

Notes to Pro Forma Combining Consolidated
Financial Statements

These financial statements set forth the unaudited pro
forma combined condensed Consolidated Statement of Assets and Liabilities as of March 31, 2017, and the unaudited pro forma combined condensed Consolidated Statement of Operations for the year ended March 31, 2017 for Deutsche Real Assets Fund, Deutsche Gold &
Precious Metals Fund and Deutsche Select Alternative Allocation Fund (the “Funds”), as adjusted, giving effect to the mergers as if they had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plans of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies with Deutsche Real Assets Fund remaining as both the tax and accounting survivor. Each acquisition would be accomplished by an acquisition of the net assets of Deutsche
Gold & Precious Metals Fund or of Deutsche Select Alternative Allocation Fund in exchange for shares of the same class of Deutsche
Real Assets Fund at net asset value. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. Estimated merger costs for Deutsche Select Alternative Asset Allocation Fund of $241,000 will be borne by the Deutsche Select Alternative Allocation Fund and are reflected in the pro forma financial statements.  Estimated merger costs for Deutsche Gold & Precious Metals Fund of $183,000 will be borne by the Advisor (not borne by the Fund). The pro forma consolidated financial statements and related notes should be read in conjunction with the historical financial statements of the Deutsche Real Assets Fund, included in its annual report dated March 31, 2017, and of the Deutsche Gold & Precious Metals
Fund included in its annual report dated October 31, 2016 and semiannual report dated April 30, 2017, and of the Deutsche Select
Alternative Allocation Fund included in its annual report dated August 31, 2016 and semiannual report dated February 28, 2017.
The consolidated statement of operations reflects adjustments made to expenses based on contractual rates, duplicate services and other services that would not have occurred if the Reorganizations took place on April 1, 2016.

No significant accounting policies will change as the result of the proposed reorganizations.

Portfolio Valuation

Investments are stated at value determined as of the close
of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Funds’
investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. As of March 31, 2017, all of the Funds’ investments were categorized as Level 1.

Investments in mutual funds are valued at
their net asset value per share of each class of the mutual fund.

Equity securities and exchange-traded funds (“ETFs”)
are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equities securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.
Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Pro Forma Consolidated Investment Portfolio.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements
of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After each acquisition, Deutsche Real Assets Fund intends to continue to qualify as a regulated investment company.

Under the Regulated Investment Company Modernization Act of 2010,
net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2017, the Deutsche Real Assets Fund had a net tax
basis capital loss carryforward of approximately $95,146,000, including $35,481,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2018, the expiration date, whichever occurs first; and approximately $59,665,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($16,917,000) and long-term losses ($42,748,000).

At October 31, 2016, the Deutsche Gold & Precious Metals Fund
had a net tax basis capital loss carryforward of approximately $162,284,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($24,309,000) and long-term losses ($137,975,000).

At August 31, 2016, the Deutsche Select Alternative Allocation
Fund had a net tax basis capital loss carryforward of approximately $3,462,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,350,000) and long-term losses ($1,112,000).

If the Deutsche Gold & Precious Metals Fund merger is approved, approximately 65% of its portfolio holdings will be sold prior to the merger closing date.  As a result of such sales, Deutsche
Gold & Precious Metals Fund may recognize gains or losses.  Such gains or losses may increase or decrease the net capital gains and net investment income to be distributed by Deutsche Gold & Precious Metals Fund prior to the merger.  Deutsche
Investment Management Americas Inc. (“DIMA”) estimates that such sale of Deutsche Gold & Precious Metals Fund’s portfolio assets will not trigger a capital gains distribution to shareholders of Deutsche Gold & Precious Metals Fund due to the effect of prior year capital loss carryforwards.  Commission costs incurred in connection with the pre-merger sale of Deutsche Gold & Precious Metals Fund portfolio assets are estimated to be approximately $57,850.  These transaction costs represent expenses of Deutsche Gold & Precious Metals Fund that will not be subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders.

If the Deutsche Select Alternative Allocation Fund merger is approved, approximately 65% of its portfolio holdings will be sold prior to the merger closing date.  As a result of such sales, Deutsche
Select Alternative Allocation Fund may recognize gains or losses.  Such gains or losses may increase or decrease the net capital gains and net investment income to be distributed by Deutsche Select Alternative Allocation Fund prior to the merger.  Such sales would result in a pre-merger taxable distribution estimated to be approximately $1,950,000 ($0.11 per share), based on March
31, 2017 realized and unrealized gains/losses, less prior year capital loss carryforwards.  Because Deutsche Select Alternative
Allocation Fund is invested in underlying funds, there will be no commission costs associated with the sale of assets previously held by Fund. Deutsche Real Assets Fund will incur brokerage costs in the process of purchasing portfolio securities and such costs will be borne by Deutsche Real Assets Fund.

Appendix A

Deutsche
Asset Management

Statement of Additional Information

July 31, 2017

DEUTSCHE MARKET TRUST

Deutsche Real Assets Fund
CLASS/TICKER               A   AAAAX     T   AAAWX     C   AAAPX     R   AAAQX     R6   AAAVX     INST   AAAZX     S   AAASX

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated July 31, 2017, as supplemented, a copy of which may be obtained without charge by calling (800)
728-3337; by visiting deutschefunds.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to
Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Deutsche funds.

                                                                       [DB Logo]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
    Statements...........................................................................

Detailed Part II table of contents precedes page II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"SEC" - the Securities and Exchange Commission

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor" - RREEF America L.L.C., 222 South Riverside Plaza, Chicago,
Illinois 60606

"DDI" or "Distributor" - Deutsche AM Distributors, Inc., 222 South Riverside
Plaza, Chicago, Illinois 60606

"DSC" or "Transfer Agent" - Deutsche AM Service Company, 210 W. 10th Street,
Kansas City, Missouri 64105-1614

"Deutsche funds" - the US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor

"fund" or "series" - Deutsche Real Assets Fund

"Custodian" - State Street Bank and Trust Company, State Street Financial
Center, One Lincoln Street, Boston, Massachusetts 02111

"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago,
Illinois 60601

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199

"Trust" - Deutsche Market Trust

"NRSRO"- a nationally recognized statistical rating organization

"S&P" - Standard & Poor's Ratings Services, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Ratings, an NRSRO

FUND ORGANIZATION

The fund is a series of Deutsche Market Trust, a Massachusetts business trust established under the laws of Massachusetts on October 24, 1985. Prior to
February 1, 2011, DWS Market Trust was named DWS Balanced Fund. On August 11,
2014, DWS Market Trust was renamed Deutsche Market Trust and DWS Alternative
Asset Allocation Fund was renamed Deutsche Alternative Asset Allocation Fund.
On April 26, 2016, Deutsche Alternative Asset Allocation Fund was renamed
Deutsche Real Assets Fund.

On April 29, 2011, the predecessor of DWS Alternative Asset Allocation Fund transferred all of its assets and liabilities from DWS Equity Trust, a
Massachusetts business trust, to DWS Market Trust, while retaining the same fund name. The predecessor fund is referred herein as the "Predecessor Fund."
All historical financial information and other information contained in the fund's prospectus and SAI for periods prior to April 29, 2011 relating to the fund (or any class thereof) is that of the Predecessor Fund (or corresponding class thereof).

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in 2008.
Additional information about the Trust is set forth in PART II under "Fund
Organization."

MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

                                      I-1

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all Deutsche funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DDI, see PART I - APPENDIX I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-
referenced service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.

DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule
12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with
Rule 12b-1 Plans, or to new funds/  classes that have not completed a fiscal reporting period.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to new funds that have not completed a fiscal reporting period.

The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in PART II of this SAI.

INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

PART I - APPENDIX I-I includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investments, practices and techniques, and risks.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the

                                      I-2

percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.

The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940
Act and the rules thereunder and as used in this SAI, means the lesser of (1)
67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, the fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund may concentrate in any underlying Deutsche fund.

The following is intended to help investors better understand the meaning of a fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund's fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to
33 1-3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund's borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund's borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX
II-G.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to

                                      I-3

be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.

For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.

At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The SEC staff currently interprets concentration to mean investing more than
25% of a fund's assets in a particular industry or group of industries
(excluding US government securities).

OTHER INVESTMENT POLICIES. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(3)    the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5%
       of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

(4)    the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(5)    the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

(6)    to the extent the fund engages in proxy hedging, the amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies.

(7)    the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(8)    the fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.

                                      I-4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200
Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated March
31, 2017, are incorporated herein by reference and are hereby deemed to be a part of this SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-J.

                                      I-5

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in Deutsche funds as of December 31,
2016.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DEUTSCHE REAL ASSETS FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine                    None
Henry P. Becton, Jr.                  None
Dawn-Marie Driscoll               $1 - $10,000
Keith R. Fox                          None
Paul K. Freeman                       None
Kenneth C. Froewiss               $1 - $10,000
Richard J. Herring                    None
William McClayton                     None
Rebecca W. Rimel                      None
William N. Searcy, Jr.                None
Jean Gleason Stromberg                None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
                              DEUTSCHE FUNDS

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000

(1)   The  dollar  ranges  are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
      $100,000, or over $100,000.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2016. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.

                                      I-6

The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or
Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None

As of July 5, 2017, all Board Members and officers owned, as a group, less than
1% of the outstanding shares of the fund.

25% OR GREATER OWNERSHIP

No investor beneficially owned 25% or more of the fund's shares as of July 5,
2017. Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who owned 5% or more of a fund share class as of July 5, 2017. All holdings are of record, unless otherwise indicated.

DEUTSCHE REAL ASSETS FUND

NAME AND ADDRESS OF INVESTOR                 SHARES         CLASS     PERCENTAGE

RAYMOND JAMES                              2,329,329.99      A           32.37%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
AMERICAN ENTERPRISE INVESTMENT SVC           896,945.62      A           12.46%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
NATIONAL FINANCIAL SERVICES LLC              610,558.47      A            8.48%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

                                       I-7

NAME AND ADDRESS OF INVESTOR                SHARES        CLASS     PERCENTAGE

FIRST CLEARING LLC                         571,775.41      A           7.95%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL                              570,070.82      A           7.92%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968
MORGAN STANLEY SMITH BARNEY                463,679.34      A           6.44%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
PERSHING LLC                               387,121.72      A           5.38%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
AMERICAN ENTERPRISE INVESTMENT SVC         913,431.57      C          22.69%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
RAYMOND JAMES                              803,284.63      C          19.95%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
NATIONAL FINANCIAL SERVICES LLC            553,362.91      C          13.74%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
LPL FINANCIAL                              416,255.23      C          10.34%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968
PERSHING LLC                               332,129.05      C           8.25%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF             280,551.51      C           6.97%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR EAST 2RD FL
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                         265,771.49      C           6.60%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523

                                       I-8

NAME AND ADDRESS OF INVESTOR                 SHARES             CLASS         PERCENTAGE

CHARLES SCHWAB & CO INC                    2,770,792.22    Institutional         50.88%
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC                         1,513,952.22    Institutional         27.80%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
DCGT TRUSTEE & OR CUSTODIAN                  396,311.13    Institutional          7.28%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001
NATIONAL FINANCIAL SERVICES LLC              300,370.47    Institutional          5.52%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
SAMMONS FINANCIAL NETWORK LLC                164,548.99          R               59.72%
4546 CORPORATE DR STE 100
WEST DES MOINES IA 50266-5911
EASTWOOD CONSTRUCTION LLC                     35,698.87          R               12.96%
FBO EASTWOOD HOMES DEF COMP PL
ATTN PLAN TRUSTEE
2857 WESTPORT RD
CHARLOTTE NC 28208-3647
MID ATLANTIC TR CO FBO                        14,721.31          R                5.34%
NOSICH & GANZ ATTORNEYS AT LAW
401K PSP & TR
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228
JOHN HANCOCK TR CO LLC                         8,236.91          R6              76.40%
690 CANTON ST STE 100
WESTWOOD MA 02090-2324
MATRIX TR CO CUST FBO                          1,416.81          R6              13.14%
WAYNE CENTRAL SCHOOL DISTRICT (NY)
717 17TH ST STE 1300
DENVER CO 80202-3304
DIMA INC                                       1,127.16          R6              10.46%
ATTN NANCY TANZIL CONTROLLING
60 WALL STREET 22ND FLOOR
MAILSTOP NYC60-2255
NEW YORK NY 10005-2836

                                       I-9

NAME AND ADDRESS OF INVESTOR                 SHARES         CLASS     PERCENTAGE

NATIONAL FINANCIAL SERVICES LLC            1,623,807.06      S           25.20%
FOR EXCLUSIVE BENE OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
LPL FINANCIAL                              1,093,927.31      S           16.97%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968
UBS WM USA                                   707,063.27      S           10.97%
OMNI ACCOUNT M/F
SPEC CDY A/C EXCL BEN CUST UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
MERRILL LYNCH PIERCE FENNER                  705,914.36      S           10.95%
& SMITH FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
AMERICAN ENTERPRISE INVESTMENT SVC           442,388.60      S            6.86%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
RAYMOND JAMES                                426,521.32      S            6.62%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
DIMA INC                                       1,099.68      T          100.00%
ATTN NANCY TANZIL &
RHEEZA RAMOS CONTROLLING
60 WALL STREET 22ND FLOOR
MAILSTOP NYC60-2255
NEW YORK NY 10005-2836

                                      I-10

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operations of the Deutsche funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 6 times during the most recently completed calendar year.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board
Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a
"watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An
Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and
Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-11

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee and Valuation Sub-Committee, Nominating and Governance
Committee, Contract Committee, Investment Oversight Committee, Operations
Committee and Dividend Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE             8         Assists the Board in fulfilling its responsibility    Paul K. Freeman (Chair),
                                      for oversight of (1) the integrity of the financial   William McClayton (Vice
                                      statements, (2) the fund's accounting and             Chair), John W. Ballantine,
                                      financial reporting policies and procedures, (3)      Henry P. Becton, Jr. and
                                      the fund's compliance with legal and regulatory       Richard J. Herring
                                      requirements related to accounting and
                                      financial reporting, (4) valuation of fund assets
                                      and securities and (5) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. Oversees the valuation of the
                                      fund's securities and other assets and
                                      determines, as needed, the fair value of fund
                                      securities or other assets under certain
                                      circumstances as described in the fund's
                                      Valuation Procedures. The Audit Committee
                                      has appointed a Valuation Sub-Committee,
                                      which may make determinations of fair value
                                      required when the Audit Committee is not in
                                      session. The current members of the fund's
                                      Valuation Sub-Committee are Paul K. Freeman,
                                      Richard J. Herring, John W. Ballantine
                                      (Alternate), Henry P. Becton, Jr. (Alternate) and
                                      William McClayton (Alternate). The Audit
                                      Committee also approves and recommends to
                                      the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.

                                      I-12

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              5         Recommends individuals for membership on             Rebecca W. Rimel (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Henry P. Becton, Jr. (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Kenneth C. Froewiss
                                      members, and oversees the operations of the          and William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes that the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Keith R. Fox,
                                      Deutsche Funds Board Chair, c/o Thomas R.
                                      Hiller, Ropes & Gray LLP, Prudential Tower, 800
                                      Boylston Street, Boston, MA 02199-3600.
CONTRACT                    6         Reviews at least annually, (a) the fund's            John W. Ballantine (Chair),
COMMITTEE                             financial arrangements with DIMA and its             Dawn-Marie Driscoll (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), Paul K. Freeman,
                                                                                           Richard J. Herring, William
                                                                                           N. Searcy, Jr. and Jean
                                                                                           Gleason Stromberg
INVESTMENT                  5         Reviews the investment operations of the             William McClayton (Chair),
OVERSIGHT                             funds.                                               Richard J. Herring (Vice
COMMITTEE                                                                                  Chair), John W. Ballantine,
                                                                                           Henry P. Becton, Jr., Dawn-
                                                                                           Marie Driscoll, Paul K.
                                                                                           Freeman, Kenneth C.
                                                                                           Froewiss, Rebecca W.
                                                                                           Rimel, William N. Searcy, Jr.
                                                                                           and Jean Gleason
                                                                                           Stromberg

                                      I-13

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  5         Reviews the administrative operations and          William N. Searcy, Jr.
COMMITTEE                             general compliance matters of the fund.            (Chair), Kenneth C. Froewiss
                                      Reviews administrative matters related to the      (Vice Chair), Dawn-Marie
                                      operations of the fund, policies and procedures    Driscoll, Rebecca W. Rimel
                                      relating to portfolio transactions, custody        and Jean Gleason
                                      arrangements, fidelity bond and insurance          Stromberg
                                      arrangements and such other tasks as the full
                                      Board deems necessary or appropriate.
DIVIDEND                    0         Authorizes dividends and other distributions for   Keith R. Fox, Kenneth C.
COMMITTEE                             those funds that are organized as series of a      Froewiss, John W.
                                      Maryland corporation. Committee meets on an        Ballantine (Alternate), Henry
                                      as-needed basis. The Committee applies only        P. Becton, Jr. (Alternate),
                                      to the following corporations: Deutsche Global/    Dawn-Marie Driscoll
                                      International Fund, Inc., Deutsche Global High     (Alternate), Paul K. Freeman
                                      Income Fund, Inc., Deutsche International          (Alternate), Richard J.
                                      Fund, Inc., Deutsche High Income                   Herring (Alternate), William
                                      Opportunities Fund, Inc. and Deutsche Value        McClayton (Alternate),
                                      Series, Inc.                                       Rebecca W. Rimel
                                                                                         (Alternate), William N.
                                                                                         Searcy, Jr. (Alternate) and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-14

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson. No
additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Deutsche fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board
Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the Deutsche fund complex during calendar year 2016.

AGGREGATE COMPENSATION FROM THE FUND

BOARD MEMBER                DEUTSCHE REAL ASSETS FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $1,116
Henry P. Becton, Jr.       $1,032
Dawn-Marie Driscoll        $1,079
Keith R. Fox               $1,226
Paul K. Freeman            $1,116
Kenneth C. Froewiss        $1,243
Richard J. Herring         $1,032
William McClayton          $1,097
Rebecca W. Rimel           $1,116
William N. Searcy, Jr.     $1,069
Jean Gleason Stromberg     $1,032

                                      I-15

TOTAL COMPENSATION FROM DEUTSCHE FUND COMPLEX

                                  TOTAL COMPENSATION
                                  FROM THE FUND AND
BOARD MEMBER                  DEUTSCHE FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine/(4)/      $300,000
Henry P. Becton, Jr.         $275,000
Dawn-Marie Driscoll/(4)/     $300,000
Keith R. Fox/(4)/            $300,000
Paul K. Freeman/(4)/         $300,000
Kenneth C. Froewiss/(2)/     $375,000
Richard J. Herring           $275,000
William McClayton/(3)/       $290,000
Rebecca W. Rimel/(4)/        $300,000
William N. Searcy, Jr.       $275,000
Jean Gleason Stromberg       $275,000

(1)   For each Independent Board Member total compensation from the Deutsche fund complex represents compensation from 98 funds as of December 31,
      2016.

(2)   Includes  $100,000  in  annual  retainer  fees received by Mr. Froewiss as
      Chairperson of Deutsche funds.

(3)   Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice
      Chairperson of Deutsche funds.

(4)   Includes  $25,000  in annual retainer fees for serving as Chairperson of a
      Board committee.

                                      I-16

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all Deutsche funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.

DEUTSCHE REAL ASSETS FUND

                                 DOLLAR RANGE OF       DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER       FUND SHARES OWNED           FUND SHARES OWNED

John W. Vojticek              $0                          $500,001 - $1,000,000
Francis X. Greywitt III       $100,001 - $500,000         $500,001 - $1,000,000
Evan Rudy                      $10,001 - $50,000           $100,001 - $500,000

CONFLICTS OF INTEREST

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.

DEUTSCHE REAL ASSETS FUND

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                              NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                             REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                      INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER             COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

John W. Vojticek                 11         $7,657,504,073               0                     $0
Francis X. Greywitt III           3         $3,623,221,261               0                     $0
Evan Rudy                         0         $            0               0                     $0

                                      I-17

DEUTSCHE REAL ASSETS FUND

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                                   NUMBER OF POOLED
                              NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                               POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                      INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER             VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

John W. Vojticek                 27           $8,923,176,992              0                    $0
Francis X. Greywitt III           7           $5,903,759,766              0                    $0
Evan Rudy                         1           $   11,337,298              0                    $0

DEUTSCHE REAL ASSETS FUND

OTHER ACCOUNTS MANAGED:

                                                                    NUMBER OF OTHER     TOTAL ASSETS OF
                                                  TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                         NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER            OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

John W. Vojticek                   42           $6,187,254,572            0                   $0
Francis X. Greywitt III            12           $2,837,852,866            0                   $0
Evan Rudy                           0           $            0            0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

                                      I-18

PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION

DEUTSCHE REAL ASSETS FUND

                        GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                        PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                        FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED      SERVICES/(1)/        SERVICES             SERVICES               SERVICES

2017                     $1,562,931        $  316,433            $207,076               $97,980
2016                     $1,586,560        $  813,106            $386,728               $     0
2015                     $1,143,080        $1,008,780            $571,540               $     0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES

2017                          $20,473               $20,473
2016                          $31,024               $     0
2015                          $24,306               $     0

/(1)/Prior to April 26, 2016, the fund paid the Advisor a fee calculated daily and paid monthly at the annual rate of 0.20% of average daily net assets. The
Advisor also received fees as the investment advisor to the underlying Deutsche
Funds in which the fund invested. Effective April 26, 2016, the fund pays the
Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.80%
of the fund's average daily net assets on the first $2.0 billion; and 0.775%
thereafter.

The following waivers are currently in effect:

The Advisor has contractually agreed through July 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A,
Class T, Class C, Class R, Class R6, Institutional Class and Class S,
respectively. The agreement may only be terminated with the consent of the fund's Board.

                                      I-19

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DDI for the noted fiscal period(s).

CLASS A INITIAL SALES CHARGE:

                                                                                 AGGREGATE          AGGREGATE
                                           AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                               FISCAL        SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                                YEAR      COMMISSIONS     PAID TO FIRMS            FIRMS             BY DDI

Deutsche Real Assets Fund      2017         $ 5,000           $3,000                $0               $ 2,000
                               2016         $ 8,000           $5,000                $0               $ 3,000
                               2015         $22,000           $8,000                $0               $14,000

CDSC PAID TO DDI ON:

                               FISCAL
                                YEAR     CLASS A SHARES     CLASS C SHARES

Deutsche Real Assets Fund      2017          $1,195             $  648
                               2016          $2,643             $4,514
                               2015          $2,630             $3,250

                                      I-20

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of the fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                           12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                  FEES              SERVICES FEES

Deutsche Real Assets Fund      Class A             N/A                $178,013
                               Class C          $379,796              $126,395
                               Class R          $  6,938              $  6,918

                                      I-21

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Variations to the fund's portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.

PORTFOLIO TURNOVER RATES

FUND                              2017       2016

Deutsche Real Assets Fund     222%/(1)/      51%

/(1)/ The fund's change in portfolio turnover rate from 2016 to 2017 resulted from the change in the fund from a fund of funds to a direct investment vehicle.

BROKERAGE COMMISSIONS

                               FISCAL     BROKERAGE COMMISSIONS
                                YEAR          PAID BY FUND

Deutsche Real Assets Fund      2017      $531,008 /(1)/
                               2016      $157,647
                               2015      $149,526

/(1)/ The fund's broker commissions increased materially from 2016 to 2017 due principally to higher levels of trading associated with the change in the fund from a fund of funds to a direct investment vehicle.

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                      AGGREGATE
                                                                      BROKERAGE                             % OF THE
                                                                     COMMISSIONS                            AGGREGATE
                                                                     PAID BY FUND     % OF THE TOTAL     DOLLAR VALUE OF
                   FISCAL          NAME OF                          TO AFFILIATED        BROKERAGE        ALL PORTFOLIO
                    YEAR      AFFILIATED BROKER     AFFILIATION        BROKERS          COMMISSIONS       TRANSACTIONS

Deutsche Real      2017      None                       -               None                -                  -
Assets Fund
                   2016      None                       -               None                -                  -
                   2015      None                       -               None                -                  -

The fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

FUND                           AMOUNT OF TRANSACTIONS     RELATED COMMISSIONS

Deutsche Real Assets Fund           $573,025,948               $289,213

                                      I-22

PART I: APPENDIX I-I - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.

DEUTSCHE REAL ASSETS FUND

Adjustable Rate Securities
Asset-Backed Securities
Asset-Indexed Securities
Asset Segregation
Bank Loans
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Regulation
Common Stock
Convertible Securities
Currency Strategies
Custodial Receipts
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Energy Infrastructure Companies
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
Gold or Precious Metals
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Inflation-Indexed Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Master Limited Partnerships (MLPs)
Mining and Exploration Risks
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions

Participation Interests
Preferred Stock
Privatized Enterprises
Put Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales
Short-Term Securities
Small Companies
Sovereign Debt
Stand-by Commitments
Subsidiary Companies
Tax-Exempt Commercial Paper
Tax-Exempt Custodial Receipts
Tax-Exempt Pass-Through Securities
Trust Preferred Securities
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

                                      I-23

PART I: APPENDIX I-J - ADDITIONAL INFORMATION

FUND                          CLASS                   CUSIP NUMBER

Deutsche Real Assets Fund     Class A                 25159K879
Fiscal Year End: 3/31         Class T                 25159K671
                              Class C                 25159K887
                              Class R                 25159K200
                              Class R6                25159K713
                              Institutional Class     25159K705
                              Class S                 25159K804

                                      I-24

PART I: APPENDIX I-K - WHOLLY OWNED SUBSIDIARY COMPANY

DEUTSCHE REAL ASSETS FUND
Cayman Real Assets Fund, Ltd., domiciled in Cayman Islands.

     -  John Millette, Secretary of Cayman Real Assets Fund, Ltd., One Beacon
Street, 11th Floor, Boston, MA 02108

                                      I-25

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
Arrangements..............................................................................

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the Deutsche funds. Unless otherwise noted, the use of the term
"fund" applies to all Deutsche funds.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Deutsche Investment Management Americas Inc. (DIMA or the
Advisor), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and
Deutsche AM Distributors, Inc. (DDI or the Distributor). Deutsche Asset
Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor and its affiliates may utilize the resources of Deutsche Asset
Management's global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize Deutsche Asset
Management's branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to
Deutsche Asset Management's branch offices or affiliates will not result in additional fees for a fund or a fund's shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the
Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. Deutsche Asset Management's branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other Deutsche funds as well as non-Deutsche funds clients. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management's branch offices or affiliates may result in certain cost savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

                                      II-1

Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.

                                      II-2

Shareholders are not parties to, or intended (or "third party") beneficiaries of the Investment Management Agreement, and the Investment Management Agreement
is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.

For Deutsche Emerging Markets Equity Fund and Deutsche Latin America Equity
Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-US) affiliates (the DIMA Overseas Affiliates) that are not registered under the Investment Advisers Act of 1940, as amended (the
Advisers Act), to provide portfolio management and research services to the fund. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may
be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each
Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an "associated person" of DIMA as that term is defined in the Advisers
Act for purposes of DIMA's required supervision. Deutsche Bank S.A. - Banco
Alemao (DB Brazil) is a Participating Affiliate of DIMA. DB Brazil has
appointed DIMA to act as its resident agent for service of process in the US.

For Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and Deutsche
CROCI (Reg. TM) Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the
Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters;
monitoring the valuation of securities and the calculation of net asset value;
monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and
Deutsche CROCI (Reg. TM) Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has
delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Deutsche Mid Cap Value Fund,
Deutsche Small Cap Value

                                      II-3

Fund and Deutsche CROCI (Reg. TM) Equity Dividend Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in PART II - APPENDIX II-C.

CROCI (Reg. TM) INVESTMENT STRATEGY AND VALUATION GROUP (APPLICABLE ONLY TO
THOSE FUNDS THAT EMPLOY A CROCI (Reg. TM) STRATEGY). The CROCI (Reg. TM)
Investment Strategy and Valuation Group is a unit of the Deutsche Bank Group.
The CROCI (Reg. TM) Investment Strategy and Valuation Group is responsible for devising the CROCI (Reg. TM) strategy and calculating the CROCI (Reg. TM)
Economic P/E Ratios. The CROCI (Reg. TM) Investment Strategy and Valuation
Group is not responsible for the management of the funds and does not act in a fiduciary capacity in relation to the funds or the investors in the funds. The
CROCI (Reg. TM) strategy is provided without any representations or warranties of any kind and the CROCI (Reg. TM) Investment Strategy and Valuation Group
shall not be responsible for any error or omissions in any CROCI (Reg. TM)
strategy.

The calculation of the CROCI (Reg. TM) Economic P/E Ratios is determined by the
CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted on rules-based assumptions made by the CROCI (Reg. TM) Investment and Valuation
Group that, subsequently, may prove not to have been correct. As CROCI (Reg.
TM)Economic P/Es Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.

SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUBADVISORY ARRANGEMENTS
AS DESCRIBED IN PART I). Each Subadvisor serves as subadvisor to a fund pursuant to the terms of a subadvisory agreement between it and DIMA
(Subadvisory Agreement).

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Subadvisor to all or a portion of the assets of one or more funds. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM HK), Level 52,
International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, serves as Subadvisor to all or a portion of the assets of one or more funds. DeAM HK is an investment advisor registered with the SEC. DeAM HK is an affiliate of
DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management International GmbH (Deutsche AM International GmbH),
Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, serves as
Subadvisor to all or a portion of the assets of one or more funds. Deutsche AM
International GmbH is an investment advisor registered with the SEC and is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL
60603, serves as Subadvisor to all or a portion of the assets of one or more funds. NTI is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust
Corporation is regulated by the Board of Governors of the Federal Reserve
System as a financial holding company under the US Bank Holding Company Act of
1956, as amended.

RREEF America L.L.C. (RREEF), 222 South Riverside, Chicago, Illinois 60606,
serves as Subadvisor to all or a portion of the assets of one or more funds.
RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since
1993.

TERMS OF THE SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with

                                      II-4

matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory
Agreement.

A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Subadvisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under each Subadvisory Agreement between DIMA and a Subadvisor, DIMA, not a fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DIMA from a fund. The Subadvisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Subadvisor. No fund is responsible for paying the Subadvisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Subadvisor (Sub-Subadvisory
Agreement).

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM
Global is an investment advisor registered with the SEC. In addition, DAAM
Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of
Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serves as Sub-Subadvisor to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Subadvisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Subadvisor may, from time to time, reasonably request. The Subadvisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the
Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the
Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Subadvisory
Agreement.

Under the Sub-Subadvisory Agreements, the Subadvisor, not the fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Subadvisor from
DIMA. The sub-subadvisory fee is paid directly by a Subadvisor at specific rates negotiated between a Subadvisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.

                                      II-5

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain Deutsche funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification
Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
(Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation, and advance expenses that may be incurred by the Independent Board
Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected
Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent
Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between
DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an
Administrative Services Agreement (except for Deutsche Mid Cap Value Fund,
Deutsche CROCI (Reg. TM) Equity Dividend Fund and Deutsche Small Cap Value
Fund).

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. The
Administrator will pay Accounting Agency fees out of the Administrative
Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors;
oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures;
assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund;
establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic

                                      II-6

and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, the
Advisor may decide that a fund should not participate in a class action, and instead cause the fund to pursue alternative legal remedies. Where the rights and interests of funds differ, the Advisor might take different approaches to the same class action claim.

FUND ACCOUNTING AGENT. For Deutsche Mid Cap Value Fund, Deutsche CROCI (Reg.
TM) Equity Dividend Fund and Deutsche Small Cap Value Fund, DIMA, One Beacon
Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a
Fund Accounting Agreement, DIMA receives a fee at the rate set forth in PART II
- APPENDIX II-C.

Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Deutsche AM Service Company
(DSC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement
(Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (DST), DSC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DSC, not by a fund. For its services under the Transfer Agency and Services Agreement, DSC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account
(e.g., foreign exchange transactions or corporate transactions). To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent
Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DDI, 222 South Riverside Plaza,
Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution

                                      II-7

Agreement remains in effect for a class from year-to-year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-
by-class basis.

Under the Distribution Agreement, DDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund and to provide ongoing shareholder services. DDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution and/or shareholder service fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DDI also pays for supplementary sales literature and advertising costs. DDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DDI to provide such services and DDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

                                      II-8

DDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DDI.

CODES OF ETHICS. Each fund, the Advisor, each fund's principal underwriter and distributor, and, if applicable, each fund's subadvisor(s) (and, if applicable, sub-subadvisor(s)) have adopted codes of ethics under Rule 17j-1 under the 1940
Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the
Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or subadvisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO
TRUST, DEUTSCHE TAX FREE TRUST AND CASH ACCOUNT TRUST)

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d)
such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares

                                      II-9

materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class. (For Deutsche Global Real Estate Securities Fund, the fund's by-laws contain special provisions related to a reorganization of the fund.)

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO TRUST AND DEUTSCHE TAX
FREE TRUST

                                     II-10

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or
(iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a

                                     II-11

specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the

                                     II-12

election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board
Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the
Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DEUTSCHE VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the

                                     II-13

right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class; (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders; (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law; or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g.,

                                     II-14

cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders
(including differences among shareholders in the same fund or class).

FOR DEUTSCHE VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the
1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.

FOR MASTER/FEEDER ARRANGEMENTS

Deutsche Equity 500 Index Portfolio and Government Cash Management Portfolio
(the "Portfolios" and each a "Portfolio") are organized as master trust funds under the laws of the State of New York. Each Portfolio serves as a master fund in a master/feeder arrangement. References to a fund in this section refer only to a fund that is a feeder fund in a master/feeder arrangement. Each
Portfolio's Declaration of Trust provides that a fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of a Portfolio. However,

                                     II-15

the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a
Portfolio itself was unable to meet its obligations. Accordingly, the Board believes that neither a fund nor its shareholders will be adversely affected by reason of a fund's investing in a Portfolio. Whenever a fund is requested to vote on a matter pertaining to a Portfolio, a fund will vote its shares without a meeting of shareholders of a fund if the proposal is one, in which made with respect to a fund, would not require the vote of shareholders of a fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever a fund is requested to vote on matters pertaining to the fundamental policies of a Portfolio, a fund will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders. The percentage of a fund's votes representing fund shareholders not voting will be voted by a fund in the same proportion as fund shareholders who do, in fact, vote. For all other matters requiring a vote, a fund will hold a meeting of shareholders of a fund and, at the meeting of investors in a Portfolio, a fund will cast all of its votes in the same proportion as the votes of a fund's shareholders even if all fund shareholders did not vote. Even if a fund votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of a Portfolio.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A fund may suspend (in whole or in part) or terminate the offering of its shares at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, a fund may permit certain persons (for example, persons who are already shareholders of the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a share price next calculated after receipt in good order by DDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day
(trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DDI (i.e., financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and

                                     II-16

the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans and materials for establishing them are available from the Shareholder Service Agent upon request. DDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in PART II -
APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of Deutsche
Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT
Funds, please see VARIABLE INSURANCE FUNDS below. For information regarding purchases of money market funds, please see MONEY MARKET FUNDS below.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A and Class T Sales Charge Schedule" set
forth in PART II - APPENDIX II-F. Class A shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule
12b-1 Plans under Distribution and Service Agreements and Plans below).

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail Deutsche funds
(excluding direct purchases of Deutsche money market funds).

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail Deutsche funds
(excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares)
already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "Class A Sales and Class T Charge Schedule" set
forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of all shares of retail Deutsche funds (excluding direct purchases of
Deutsche money market funds) made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the
Letter must be at

                                     II-17

least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the
Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such Deutsche funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

A description of other waivers are included in the relevant prospectus.

PURCHASE OF CLASS T SHARES. The public offering price of Class T shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A and Class T Sales Charge Schedule" set
forth in PART II - APPENDIX II-F. Class T shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule
12b-1 Plans under Distribution and Service Agreements and Plans below).

CLASS T NAV SALES. There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends and distributions. In addition, certain intermediaries may provide sales charge waivers. If provided, such waivers and the applicable intermediaries would be described under "Sales Charge Waivers and Discounts
Available Through Intermediaries" in Appendix B to a fund's prospectus.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see also the discussion of Rule 12b-1
Plans under Distribution and Service Agreements and Plans below).

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF CLASS R6 SHARES. Class R6 shares of a fund are offered at net asset value. Class R6 shares are generally available only to certain retirement plans. If your plan sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any financial institution authorized to act as a shareholder servicing agent for your plan. There is no minimum investment for Class R6 shares. Contact your securities dealer or shareholder servicing agent for details on how to buy and sell Class R6 shares.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares of a fund are offered at net asset value.
Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

                                     II-18

PURCHASE OF INSTITUTIONAL SHARES AND INVESTMENT CLASS SHARES (FOR DEUTSCHE
LIMITED MATURITY QUALITY INCOME FUND AND DEUTSCHE ULTRA-SHORT INVESTMENT GRADE
FUND ONLY). Shares of a fund are sold at net asset value without a sales charge directly from a fund or through selected financial services firms, such as broker-dealers and banks.

MULTI-CLASS SUITABILITY FOR CLASSES A AND C. DDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account;
and (ii) Deutsche AM/Ascensus 403(b) Plans. The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to Deutsche AM/ Ascensus 403(b) Plans.

(1)    Class C Share Deutsche AM/ Ascensus 403(b) Plans. Orders to purchase
       Class C shares for a Deutsche AM/ Ascensus 403(b) Plan, regardless of when such plan was established on the system, will be invested instead in Class A shares at net asset value when the combined subaccount value in Deutsche funds or other eligible assets held by the plan is
       $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DEUTSCHE AM AFFILIATED INDIVIDUALS. Current or former
Board members of the Deutsche funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a subadvisor to any Deutsche fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal
Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of Deutsche Variable Series I, Deutsche
Variable Series II and Deutsche Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the
Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market;

                                     II-19

and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Deutsche Asset Management accepts Medallion
Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the
Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.
Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.

                                     II-20

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable) and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of
$10,000 of a fund's Class C shares and then 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100).

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities, which are subject to market risk until sold, may incur taxes and may incur brokerage costs, rather than cash. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Deutsche Government & Agency Securities Portfolio, a series of
Cash Account Trust; Deutsche Government Cash Reserves Fund Institutional and
Deutsche Government Money Market Series, each a series of Deutsche Money Market
Trust; and Deutsche Treasury Portfolio and Deutsche Variable NAV Money Fund,
each a series of Investors Cash Trust.

CHECKWRITING (applicable to Deutsche Short Duration Fund, Deutsche Intermediate
Tax/AMT Free Fund and Deutsche Massachusetts Tax-Free Fund only). The
Checkwriting Privilege is not offered to new investors. The Checkwriting
Privilege is available for shareholders of Deutsche Intermediate Tax/AMT Free
Fund and DWS Short Term Bond Fund (which was acquired by Deutsche Short
Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of Deutsche Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to
July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer
Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling

                                     II-21

the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within fourteen (14) days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (see telephone number on front cover) or write (Deutsche AM Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than sixty (60) days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty
(60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to forty-five (45) days (or up to ninety (90) days for certain types of transactions) to investigate your complaint or question. If the
Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the
Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10)
business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

                                     II-22

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if: (i) there are not sufficient funds available in your account; (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer; (iii) you or another shareholder have supplied a merchant with incorrect account information; or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers; (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant; (3) in order to comply with government agencies or court orders; or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least ten (10) days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within ten (10) days; or
when "stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.

                                     II-23

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Deutsche funds without imposition of a sales charge, subject to the provisions below. When you sell shares of the fund that you exchanged into that were originally purchased prior to April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of;
your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after
April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

Shareholders who exchange their shares out of a Deutsche money market fund into
Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

Certain Deutsche funds may not be available to shareholders on an exchange. To learn more about which Deutsche funds may be available on exchange, please contact your financial services firm or visit our Web site at:
deutschefunds.com (the Web site does not form a part of this Statement of
Additional Information) or call Deutsche Asset Management (see telephone number on front cover).

Shareholders must obtain the prospectus of the Deutsche fund they are exchanging into from dealers, other firms or DDI.

EXCHANGES INVOLVING CLASS T SHARES. Subject to certain limitations, shareholders of certain classes may request an exchange into Class T shares of the same fund.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the Deutsche Money Market Fund shares of Deutsche
Money Market Prime Series, for shares of the institutional class of other
Deutsche mutual funds, and may exchange shares of the institutional class of other Deutsche funds for Deutsche Money Market Fund shares: (1) a current or former director or trustee of Deutsche mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the
Deutsche mutual funds or a broker-dealer authorized to sell shares of a fund.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DEUTSCHE AM DISTRIBUTORS, INC. PERSONNEL. DDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(Deutsche AM Wholesalers). Generally, Deutsche AM Wholesalers market shares of the Deutsche funds to financial advisors, who in turn may recommend that investors purchase shares of a Deutsche fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, Deutsche AM Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with Deutsche Asset Management's branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     the length of time a fund's Portfolio Managers have managed a fund/strategy

o     market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are discussed with senior representatives from various groups within the asset management division, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted to the Deutsche funds' Web site at deutschefunds.com/
EN/wholesaler-compensation.jsp. Deutsche AM Wholesalers receive the highest compensation for Tier I funds, successively less for other tiers and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

                                     II-24

In the normal course of business, Deutsche Asset Management will from time to time introduce new funds into the Deutsche family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above.
As described above, the fund tier assignments are reviewed periodically and are subject to change. The prospect of receiving, or the receipt of, additional compensation by a Deutsche AM Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The Deutsche AM Compliance Department monitors Deutsche
AM Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed
0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of Deutsche Variable Series I, Deutsche Variable Series II and
Deutsche Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6 SHARES).
The Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor or
Advisor to certain

                                     II-25

financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of up to $120,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or to 403(b) plans that obtain record keeping services from
Ascensus, Inc., on the Deutsche AM-branded retirement plan platform (the
Platform). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the
Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

As of March 31, 2017, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the Deutsche funds or a particular Deutsche fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                                     II-26

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the
Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class R6 Shares. None of the above-described financial intermediary support payments are made with respect to Class R6 shares. To the extent a fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

DIVIDENDS (FOR ALL FUNDS EXCEPT DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND AND
MONEY MARKET FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income
(computed without regard to the dividends-paid deduction), which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses; (ii) net tax-exempt income, if any; and (iii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on
December 31) if necessary to avoid an excise tax imposed under the Code.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class C shares than for other share classes primarily as a result of the distribution services fee applicable to Class C shares.
Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, that they wish to receive them in cash or in shares of other Deutsche funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another Deutsche fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be

                                     II-27

informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.

DISTRIBUTIONS (DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND). The fund currently anticipates making distributions to its shareholders each fiscal quarter
(February, May, August, and November) of substantially all of the fund's distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the fund and other payments received on securities owned by the fund less accrued operating expenses of the fund and taxes on the fund's taxable income. The fund is not required to make such distributions and, consequently may not make a distribution or may make a distribution less than such amount for a given quarter. For more information regarding the fund's distributions, see the "Understanding Distributions and
Taxes" section in the fund's prospectus.

DIVIDENDS (MONEY MARKET FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund's prospectus.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Deutsche AM IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

For information regarding distribution and service agreements and plans for retail funds, see I. RETAIL FUNDS below.

For information regarding distribution and service agreements and plans for money market funds, see II. MONEY MARKET FUNDS below.

For information regarding distribution and service agreements and plans for variable insurance funds, see III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE
VARIABLE SERIES II; and IV. DEUTSCHE INVESTMENTS VIT FUNDS below.

I. RETAIL FUNDS

                                     II-28

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, T, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if
Class C shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class C shares were to decline (resulting in lower expenditures by DDI under the Rule 12b-1
Plan), fees payable could exceed expenditures. Similarly, fees paid to DDI could exceed DDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DDI that is not matched to the timing of revenues received. Under these or other circumstances where DDI's expenses are less than the Rule 12b-1 fees, DDI will retain its full fees and make a profit.

CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of
Class C shares. DDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP,
Inc. and DDI and its affiliates. For periods after the first year, DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund. Under the Distribution Agreement, DDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund.

CLASS A, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, C and R shares of a fund, as applicable.

With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund

                                     II-29

accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for
Class A shares) and immediately after investment (for Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the
OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.

Firms to which administrative service fees may be paid include affiliates of
DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all fund assets in the future.

CLASS T SHARES

FEES FOR DISTRIBUTION SERVICES AND/OR SHAREHOLDER SERVICES. Pursuant to a Rule
12b-1 Plan for Class T shares, DDI receives a fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class T shares of a fund for distribution and/or distribution related services, including shareholder services. DDI currently expects to pay the Rule 12b-1 fee for Class
T shares to firms for distribution and/or distribution related services, including shareholder services. DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, by paying the firm a fee, payable quarterly, at an annual rate of
0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment. DDI may also, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the Rule 12b-1 fee not paid to firms to compensate itself for services performed for a fund. Currently, the Class T Rule 12b-1 fee payable to DDI is payable at an annual rate of 0.25% of net assets of Class T shares of a fund based upon fund assets in accounts for which a firm provides distribution and/or distribution related services, including shareholder services, and at the annual rate of 0.15% of net assets of Class T shares of a fund based upon fund assets in accounts for which there is no firm of record (other than DDI)
listed on a fund's records. The effective Class T Rule 12b-1 fee rate to be charged against all assets of Class T shares of a fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of
0.25% on all assets of Class T shares of a fund in the future.

INVESTMENT CLASS (DEUTSCHE LIMITED MATURITY QUALITY INCOME FUND AND DEUTSCHE
ULTRA-SHORT INVESTMENT GRADE FUND ONLY)

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DDI receives an administrative service fee from a fund at an annual rate of up to 0.25% of the average daily net assets of Investment Class shares of a fund.
With respect to Investment Class shares of a fund, DDI pays each financial services firm an administrative service fee at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to
Investment Class of a fund immediately after investment. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan.

The administrative service fee is accrued daily as an expense of Investment
Class shares of a fund. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of

                                     II-30

shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The service fee is not payable for advertising, promotion or other distribution services.

Firms to which service fees may be paid include affiliates of DDI. In addition
DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.

II. MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND
DEUTSCHE CASH INVESTMENT TRUST CLASS C SHARES, WHICH ARE ADDRESSED UNDER RETAIL
FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule
12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DDI, as an expense of the Deutsche Government & Agency Securities
Portfolio and the Deutsche Tax-Exempt Portfolio of Cash Account Trust, a
distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DDI, as an expense of the Government Cash Managed
Shares class of the Deutsche Government & Agency Securities Portfolio of Cash
Account Trust and the Tax-Exempt Cash Managed Shares class of the Deutsche
Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the
Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The
Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25% of average daily net assets

                                     II-31

of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the Government Cash Managed Shares
class authorizes the payment of up to 0.15% of average daily net assets of the class. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of
Managed Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DDI, as an expense of the Tax-Free Investment Class of the Deutsche Tax-Exempt Portfolio
of Cash Account Trust and the Investment Class of the Deutsche Treasury
Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund.
This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of
0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule
12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.

SERVICES AGREEMENT FOR DEUTSCHE TREASURY PORTFOLIO - INSTITUTIONAL SHARES AND
DEUTSCHE VARIABLE NAV MONEY FUND - INSTITUTIONAL SHARES, EACH A SERIES OF
INVESTORS CASH TRUST. The Services Agreement authorizes each fund to pay DDI an administrative services fee, payable monthly, at an annual rate of 0.05% of the average daily net assets of the class specified for each fund (Class). The administrative services fee for Deutsche Treasury Portfolio - Institutional
Shares may be increased to 0.10% at the discretion of the Board. DDI normally pays firms an administrative services fee, payable monthly, at a maximum annual rate up to 0.05% of the average daily net assets of the Class held in accounts that they maintain and service. This administrative services fee is not paid pursuant to a Rule 12b-1 Plan.

The administrative services fee is accrued daily as an expense of the Class.
DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The administrative service fee is not payable for advertising, promotion or other distribution services.

Firms to which administrative services fees may be paid include affiliates of
DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.

SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND -
INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL -
INSTITUTIONAL CLASS, EACH A SERIES AND CLASS OF DEUTSCHE MONEY MARKET TRUST.
Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services

                                     II-32

as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of Deutsche Variable Series I and Deutsche Variable
Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of
0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to
0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DEUTSCHE INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. Deutsche Equity 500 Index VIP and Deutsche Small Cap Index VIP
of Deutsche Investments VIT Funds have each adopted a distribution plan under
Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the Deutsche Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The
Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related

                                     II-33

agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor
(and/or subadvisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND/OR TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN (ALSO SEE PART I: INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS) AND
IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. As described in the Management of the Funds section above, the Advisor may delegate trade execution, trade matching and settlement services to Deutsche
Asset Management's branch offices or affiliates located in the US or outside the US. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

                                     II-34

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The
Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor may make allocations among accounts based upon a number of factors

                                     II-35

that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor may provide model portfolio recommendations for a variety of investment styles. Model portfolios may relate to the same investment strategies that are also offered or utilized through the Advisor's discretionary accounts, including the Deutsche funds. The Advisor typically provides model portfolio recommendations to model portfolio programs on a non-discretionary basis; i.e., the Advisor provides its model portfolio recommendations to third party model portfolio program sponsors (Sponsors) who then execute securities transactions on behalf of their program clients. Model portfolio related trading activity by Sponsors on behalf of their clients could potentially result in the Advisor's discretionary clients, including the
Deutsche funds, receiving prices that are less favorable than prices that might otherwise have been obtained absent the Sponsors' trading activity, particularly for orders that are large in relation to a security's average daily trading volume. The Advisor intends to take reasonable steps to minimize the market impact on discretionary client accounts of orders associated with model portfolio recommendations provided to Sponsors.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates).
Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the
Deutsche funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates, subadvisors, if any, administrators, sub-administrators, fund accountants, custodians, sub-custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents,

                                     II-36

financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, and, on an ad hoc basis, transition managers, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to Deutsche funds of funds
(Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public and that the disclosure would be in compliance with all applicable laws and Deutsche AM's and a subadvisor's fiduciary duties to a fund. No compensation is received by a fund or Deutsche Asset Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of Deutsche
Asset Management or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings)
about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by Deutsche Asset
Management may be subject to different portfolio holdings disclosure policies, and neither Deutsche Asset Management nor the Board exercise control over such policies. In addition, separate account clients of Deutsche Asset Management have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by Deutsche Asset Management and some of the separate accounts managed by Deutsche Asset Management may substantially overlap with the portfolio holdings of a fund.

Deutsche Asset Management also manages certain unregistered commingled trusts, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. These trusts are not subject to a fund's portfolio holdings disclosure policy. To the extent that investors in these commingled trusts may receive portfolio holdings information of their trust on a different basis from that on which fund portfolio holdings information is made public, Deutsche
Asset Management has implemented procedures reasonably designed to encourage such investors to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

In addition, Deutsche Asset Management may, from time to time, provide model portfolios to third party sponsors of model portfolio programs, which model portfolios may substantially overlap with the portfolio holdings of a fund.
These model portfolios are not subject to a fund's portfolio holdings disclosure policy. Deutsche Asset Management has adopted procedures that require such third party sponsors to agree in writing to keep the model portfolio information confidential and to limit their use of the information to implementing their respective model portfolio programs.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on
the preceding Friday or subsequent Monday when one of these holidays falls on a
Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

                                     II-37

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments, including instruments purchased with an original or remaining maturity of 60 days or less, shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of the Advisor's Pricing Committee
(or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by the Advisor's Pricing Committee.

THE FOLLOWING PARAGRAPH APPLIES TO FUNDS THAT INVEST IN UNDERLYING MUTUAL
FUNDS. The net asset value of each underlying Deutsche mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying Deutsche mutual fund. Shares of each underlying Deutsche mutual fund in which the fund may invest are valued at the net asset value per share of each underlying
Deutsche mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying Deutsche mutual funds will be calculated and reported to the fund by each underlying Deutsche mutual fund's accounting agent.

                                     II-38

THE FOLLOWING ADDITIONAL PARAGRAPHS APPLY TO DEUTSCHE EQUITY 500 INDEX FUND AND
DEUTSCHE S&P 500 INDEX FUND (FEEDER FUNDS). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the Deutsche Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

APPLICABLE TO MONEY MARKET FUNDS OTHER THAN DEUTSCHE GOVERNMENT MONEY MARKET
SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND, DEUTSCHE GOVERNMENT CASH
RESERVES FUND INSTITUTIONAL AND DEUTSCHE VARIABLE NAV MONEY FUND. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange
(Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent
Monday when one of these holidays falls on a Saturday or Sunday, respectively.
Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of

                                     II-39

dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the
Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above
$1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

THE FOLLOWING PARAGRAPH APPLIES TO DEUTSCHE VARIABLE NAV MONEY FUND ONLY. The
net asset value of shares of the fund is generally calculated on each day the
New York Stock Exchange is open for trading, as described in the fund's prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the Advisor's Pricing Committee (or, in some cases, the
Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at cost on date of acquisition, and thereafter using information furnished by an independent pricing service.

APPLICABLE TO THE FOLLOWING MONEY MARKET FUNDS (EACH, A FUND): DEUTSCHE
GOVERNMENT MONEY MARKET SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND AND
DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Government Cash Management Portfolio (Portfolio),
which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the
New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early
Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets)
attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                                     II-40

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

PROXY VOTING POLICY AND GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policy and Guidelines (Policy) for this purpose. The Policy addresses, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policy is included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at deutschefunds.com (click on "proxy voting" at the bottom of the page).

                                     II-41

MISCELLANEOUS

A fund's prospectus(es) and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC's Public Reference Room in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM OBLIGATION RATINGS

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM OBLIGATION RATINGS

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                     II-42

MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND
OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the
MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated
SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.
The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents
Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade
(VMIG) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS

INVESTMENT GRADE

AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global
Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                     II-43

SPECULATIVE GRADE

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The
'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P GLOBAL RATINGS SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P
Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless

                                     II-44

S&P Global Ratings believes that such payments will be made within any stated
grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (STANDARD & POOR'S UNDERLYING RATING) A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

S&P GLOBAL RATINGS MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings US municipal note rating reflects S&P Global Ratings'
opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.
Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

o     Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o     Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DUAL RATINGS

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol
(for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

S&P GLOBAL RATINGS DIVIDEND RANKINGS FOR COMMON STOCKS

S&P Global Ratings has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company's earnings and dividends.

The Quality Rankings System attempts to capture the growth and stability of earnings and dividends record in a single symbol. In assessing Quality
Rankings, S&P Global Ratings recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.

The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.

The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years - a period long enough to measure significant secular growth, capture indications of basic change in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.

The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits

                                     II-45

(in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.

A+   Highest           B+   Average           C     Lowest
A    High              B    Below Average     D     In Reorganization
A-   Above Average     B-   Lower             LIQ   Liquidation

The ranking system grants some exceptions to the pure quantitative ranking.
Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model's rank is automatically changed to D.

FITCH RATINGS LONG-TERM RATING SCALES

INVESTMENT GRADE

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low default risk.
The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. `BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

SPECULATIVE GRADE

BB: Speculative. `BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. `B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C'
category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of `RD' or `D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. `RD' ratings indicate an issuer that in Fitch Ratings'
opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

                                     II-46

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. `D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

NOTES: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA'
Long-Term category, or to Long-Term categories below `B'.

FITCH RATINGS SHORT-TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

FITCH RATINGS MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

                                     II-47

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is Keith R. Fox, Deutsche Funds Board
Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

NAME, YEAR OF BIRTH,                                                          NUMBER OF
POSITION                                                                      FUNDS IN
WITH THE TRUST/CORPORATION                                                    DEUTSCHE
AND LENGTH OF TIME           BUSINESS EXPERIENCE AND                          FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                  DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN       HELD BY BOARD MEMBER

Keith R. Fox, CFA (1954)     Managing General Partner, Exeter Capital              95        -
Chairperson since 2017,      Partners (a series of private investment
and Board Member since       funds) (since 1986); Directorships:
1996                         Progressive International Corporation
                             (kitchen goods importer and distributor); The
                             Kennel Shop (retailer); former Chairman,
                             National Association of Small Business
                             Investment Companies; former
                             Directorships: BoxTop Media Inc.
                             (advertising); Sun Capital Advisers Trust
                             (mutual funds) (2011-2012)
Kenneth C. Froewiss (1945)   Retired Clinical Professor of Finance, NYU            98        -
Vice Chairperson since       Stern School of Business (1997-2014);
2017,                        Member, Finance Committee, Association
and Board Member since       for Asian Studies (2002-present); Director,
2001                         Mitsui Sumitomo Insurance Group (US)
                             (2004-present); prior thereto, Managing
                             Director, J.P. Morgan (investment banking
                             firm) (until 1996)
John W. Ballantine (1946)    Retired; formerly: Executive Vice President           95        Portland General Electric/(2)/
Board Member since 1999      and Chief Risk Management Officer, First                        (utility company) (2003-
                             Chicago NBD Corporation/The First National                      present)
                             Bank of Chicago (1996-1998); Executive Vice
                             President and Head of International Banking
                             (1995-1996); former Directorships: Director
                             and Chairman of the Board, Healthways
                             Inc./(2)/ (population well-being and wellness
                             services) (2003-2014); Stockwell Capital
                             Investments PLC (private equity); Enron
                             Corporation; FNB Corporation; Tokheim
                             Corporation; First Oak Brook Bancshares,
                             Inc. and Oak Brook Bank; Prisma Energy
                             International. Not-for-Profit Director/Trustee:
                             Palm Beach Civic Assn.; Public Radio
                             International; Window to the World
                             Communications (public media); Harris
                             Theater for Music and Dance (Chicago)

                                      II-48

NAME, YEAR OF BIRTH,                                                          NUMBER OF
POSITION                                                                      FUNDS IN
WITH THE TRUST/CORPORATION                                                    DEUTSCHE
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                         FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS           OVERSEEN       HELD BY BOARD MEMBER

Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH                95
Board Member since 1990       Educational Foundation. Directorships: Public
                              Radio International; Public Radio Exchange
                              (PRX); The Pew Charitable Trusts (charitable
                              organization); former Directorships: Becton
                              Dickinson and Company/(2)/ (medical
                              technology company); Belo Corporation/(2)/
                              (media company); The PBS Foundation;
                              Association of Public Television Stations;
                              Boston Museum of Science; American
                              Public Television; Concord Academy; New
                              England Aquarium; Mass. Corporation for
                              Educational Telecommunications; Committee
                              for Economic Development; Public
                              Broadcasting Service; Connecticut College;
                              North Bennett Street School (Boston)
Dawn-Marie Driscoll (1946)    Emeritus Executive Fellow, Center for                95        -
Board Member since 1987       Business Ethics, Bentley University;
                              formerly: President, Driscoll Associates
                              (consulting firm); Partner, Palmer & Dodge
                              (law firm) (1988-1990); Vice President of
                              Corporate Affairs and General Counsel,
                              Filene's (retail) (1978-1988); Directorships:
                              Advisory Board, Center for Business Ethics,
                              Bentley University; Trustee and former
                              Chairman of the Board, Southwest Florida
                              Community Foundation (charitable
                              organization); former Directorships: ICI
                              Mutual Insurance Company (2007-2015);
                              Sun Capital Advisers Trust (mutual funds)
                              (2007-2012); Investment Company Institute
                              (audit, executive, nominating committees)
                              and Independent Directors Council
                              (governance, executive committees)
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American                95        -
Board Member since 1993       Development Bank; Independent Directors
                              Council (former chair); Investment Company
                              Institute (executive and nominating
                              committees); formerly: Chairman of
                              Education Committee of Independent
                              Directors Council; Project Leader,
                              International Institute for Applied Systems
                              Analysis (1998-2001); Chief Executive
                              Officer, The Eric Group, Inc. (environmental
                              insurance) (1986-1998); Directorships:
                              Denver Zoo Foundation (December 2012-
                              present); Knoebel Institute for Healthy Aging,
                              University of Denver (2017-present); former
                              Directorships: Prisma Energy International

                                      II-49

NAME, YEAR OF BIRTH,                                                               NUMBER OF
POSITION                                                                           FUNDS IN
WITH THE TRUST/CORPORATION                                                         DEUTSCHE
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND                            FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS              OVERSEEN       HELD BY BOARD MEMBER

Richard J. Herring (1946)       Jacob Safra Professor of International                  95        Director, Aberdeen Singapore
Board Member since 1990         Banking and Professor, Finance Department,                        and Japan Funds (since
                                The Wharton School, University of                                 2007), Independent Director
                                Pennsylvania (since July 1972); Co-Director,                      of Barclays Bank Delaware
                                Wharton Financial Institutions Center;                            (since September 2010)
                                formerly: Vice Dean and Director, Wharton
                                Undergraduate Division (July 1995-June
                                2000); Director, Lauder Institute of
                                International Management Studies (July
                                2000-June 2006)
William McClayton (1944)        Private equity investor (since October 2009);           95        -
Board Member since 2004         previously: Managing Director, Diamond
                                Management & Technology Consultants, Inc.
                                (global consulting firm) (2001-2009);
                                Directorship: Board of Managers, YMCA of
                                Metropolitan Chicago; formerly: Senior
                                Partner, Arthur Andersen LLP (accounting)
                                (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)         President, Chief Executive Officer and                  95        Director, Becton Dickinson
Board Member since 1995         Director, The Pew Charitable Trusts                               and Company/(2)/ (medical
                                (charitable organization) (1994-present);                         technology company) (2012-
                                formerly: Executive Vice President, The                           present); Director,
                                Glenmede Trust Company (investment trust                          BioTelemetry Inc./(2)/
                                and wealth management) (1983-2004);                               (healthcare) (2009-present)
                                Board Member, Investor Education
                                (charitable organization) (2004-2005); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001-2007); Director, Viasys
                                Health Care/(2)/ (January 2007-June 2007);
                                Trustee, Thomas Jefferson Foundation
                                (charitable organization) (1994-2012)
William N. Searcy, Jr. (1946)   Private investor since October 2003;                    95        -
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003); Trustee,
                                Sun Capital Advisers Trust (mutual funds)
                                (1998-2012)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);              95        -
(1943)                          Director, Financial Markets US Government
Board Member since 1997         Accountability Office (1996-1997); Partner,
                                Norton Rose Fulbright, L.L.P. (law firm)
                                (1978-1996); former Directorships: The
                                William and Flora Hewlett Foundation
                                (charitable organization) (2000-2015); Service
                                Source, Inc. (nonprofit), Mutual Fund
                                Directors Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                      1996)

                                     II-50

OFFICERS/(4)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Brian E. Binder/(8)/ (1972)        Managing Director/(3)/ and Head of US Product and Fund Administration, Deutsche
President and Chief Executive      Asset Management (2013-present); Director and President, Deutsche AM Service
Officer, 2013-present              Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc.
                                   (since 2016); Director and President, DB Investment Managers, Inc. (since 2016);
                                   formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)
John Millette/(7)/ (1962)          Director/(3)/, Deutsche Asset Management; Chief Legal Officer, Deutsche Investment
Vice President and Secretary,      Management Americas Inc. (2015-present); and Director and Vice President, Deutsche
1999-present                       AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment
                                   Management Americas Inc. (2015-2017)
Hepsen Uzcan/(9)/ (1974)           Director/(3)/, Deutsche Asset Management
Vice President, since 2016
Assistant Secretary, 2013-
present
Paul H. Schubert/(9)/ (1963)       Managing Director/(3)/, Deutsche Asset Management, and Chairman, Director and
Chief Financial Officer, 2004-     President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM
present                            Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004 -
Treasurer, 2005-present             2013)
Caroline Pearson/(7)/ (1962)       Managing Director/(3)/, Deutsche Asset Management; formerly: Secretary, Deutsche
Chief Legal Officer, 2010-         AM Distributors, Inc.; Secretary, Deutsche AM Service Company
present
Scott D. Hogan/(7)/ (1970)         Director/(3)/, Deutsche Asset Management
Chief Compliance Officer, since
2016
Wayne Salit/(6)/ (1967)            Director/(3)/, Deutsche Asset Management; formerly: Managing Director, AML
Anti-Money Laundering              Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer
Compliance Officer, 2014-          at Deutsche Bank (2004-2011)
present
Sheila Cadogan/(7)/(1966)          Director/(3)/, Deutsche Asset Management
Assistant Treasurer, since July
12, 2017
Paul Antosca/(7)/(1957)            Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present

/(1)/ The  length  of  time served represents the year in which the Board Member joined  the  board of one or more Deutsche funds currently overseen by the
      Board.
/(2)/ A  publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/(3)/ Executive title, not a board directorship.
/(4)/ As  a  result  of  their respective positions held with the Advisor, these individuals  are considered "interested persons" of the Advisor within the meaning  of  the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The  length  of  time  served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.
/(6)/ Address: 60 Wall Street, New York, New York 10005.
/(7)/ Address: One Beacon Street, Boston, Massachusetts 02108.
/(8)/ Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

/(9)/ Address: 345 Park Avenue, New York, New York 10154.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

                                     II-51

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DEUTSCHE AM DISTRIBUTORS, INC.

Brian Binder:       Director and Vice President
Paul H. Schubert:   Vice President

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

                                     II-52

William N. Searcy, Jr. - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the US Government
Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

                                     II-53

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

o  Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual's role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche
   Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

o  Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche
   Bank Group affordability and the financial situation of Deutsche Bank AG
   (the "Bank") and Deutsche Asset Management, the Bank's asset management division. VC aims to:

      -     Recognize  that  every  employee  contributes  to the Bank's success through the Deutsche Bank Group component of VC (Group Component),

      -     Reflect  individual  performance through discretionary individual VC
            (Individual Component), and

      -     Reward  outstanding  contributions  at the junior levels through the discretionary Recognition Award.

     Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.

In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market.
This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.

                                     II-54

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors.

                                     II-55

Since Deutsche Bank AG, its affiliates, directors, officers and employees (the
"Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The
Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)

COMPENSATION

Compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

                                     II-56

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:

FUND NAME                                            MANAGEMENT FEE RATE

Tax-Free Income Funds
Deutsche California Tax-Free Income Fund        First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Intermediate Tax/AMT Free Fund         0.315%
Deutsche Managed Municipal Bond Fund            First $250 million 0.365%
                                                Next $750 million 0.345%
                                                Next $1.5 billion 0.325%
                                                Next $2.5 billion 0.315%
                                                Next $2.5 billion 0.295%
                                                Next $2.5 billion 0.275%
                                                Next $2.5 billion 0.255%
                                                Thereafter 0.235%
Deutsche Massachusetts Tax-Free Fund            First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche New York Tax-Free Income Fund          First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Short-Term Municipal Bond Fund         First $500 million 0.400%
                                                Next $500 million 0.385%
                                                Next $1.0 billion 0.370%
                                                Thereafter 0.355%
Deutsche Strategic High Yield Tax-Free Fund     First $300 million 0.515%
                                                Next $200 million 0.465%
                                                Next $500 million 0.440%
                                                Next $500 million 0.420%
                                                Next $500 million 0.410%
                                                Thereafter 0.400%

                                      II-57

FUND NAME                                         MANAGEMENT FEE RATE

Taxable Fixed-Income Funds
Deutsche Core Fixed Income Fund              First $1.5 billion 0.400%
                                             Next $1.75 billion 0.385%
                                             Next $1.75 billion 0.370%
                                             Thereafter 0.355%
Deutsche Core Plus Income Fund               First $250 million 0.465%
                                             Next $750 million 0.435%
                                             Next $1.5 billion 0.415%
                                             Next $2.5 billion 0.395%
                                             Next $2.5 billion 0.365%
                                             Next $2.5 billion 0.345%
                                             Next $2.5 billion 0.325%
                                             Thereafter 0.315%
Deutsche Enhanced Emerging Markets           0.590%
Fixed Income Fund
Deutsche Enhanced Global Bond Fund            0.31%
Deutsche Fixed Income Opportunities Fund     First $500 million 0.400%
                                             Next $500 million 0.385%
                                             Next $1.0 billion 0.370%
                                             Thereafter 0.355%
Deutsche Floating Rate Fund                  First $1.0 billion 0.650%
                                             Next $1.5 billion 0.635%
                                             Next $2.5 billion 0.610%
                                             Next $2.5 billion 0.585%
                                             Next $2.5 billion 0.560%
                                             Thereafter 0.550%
Deutsche Global High Income Fund              0.40%
Deutsche Global Inflation Fund               First $1.5 billion 0.400%
                                             Next $500 million 0.375%
                                             Next $1.0 billion 0.360%
                                             Next $1.0 billion 0.345%
                                             Next $1.0 billion 0.330%
                                             Next $1.0 billion 0.315%
                                             Thereafter 0.300%
Deutsche GNMA Fund                           First $1 billion 0.315%
                                             Next $1.5 billion 0.310%
                                             Next $2.5 billion 0.300%
                                             Next $2.5 billion 0.280%
                                             Next $2.5 billion 0.260%
                                             Next $2.5 billion 0.240%
                                             Thereafter 0.220%

                                      II-58

FUND NAME                                         MANAGEMENT FEE RATE

Deutsche High Income Fund                    First $250 million 0.480%
                                             Next $750 million 0.450%
                                             Next $1.5 billion 0.430%
                                             Next $2.5 billion 0.410%
                                             Next $2.5 billion 0.380%
                                             Next $2.5 billion 0.360%
                                             Next $2.5 billion 0.340%
                                             Thereafter 0.320%
Deutsche Limited Maturity Quality Income     0.15%
Fund
Deutsche Short Duration Fund                 First $1.5 billion 0.365%
                                             Next $500 million 0.340%
                                             Next $1.0 billion 0.315%
                                             Next $1.0 billion 0.300%
                                             Next $1.0 billion 0.285%
                                             Next $1.0 billion 0.270%
                                             Thereafter 0.255%
Deutsche Unconstrained Income Fund           First $250 million 0.480%
                                             Next $750 million 0.450%
                                             Next $1.5 billion 0.430%
                                             Next $2.5 billion 0.410%
                                             Next $2.5 billion 0.380%
                                             Next $2.5 billion 0.360%
                                             Next $2.5 billion 0.340%
                                             Thereafter 0.320%
Deutsche Ultra-Short Investment Grade        0.20%
Fund
Asset Allocation Funds
Deutsche Global Income Builder Fund          First $1.5 billion 0.370%
                                             Next $500 million 0.345%
                                             Next $1.5 billion 0.310%
                                             Next $2.0 billion 0.300%
                                             Next $2.0 billion 0.290%
                                             Next $2.5 billion 0.280%
                                             Next $2.5 billion 0.270%
                                             Thereafter 0.260%
Deutsche Multi-Asset Conservative            (a) 0.100% of the Fund's
Allocation Fund                              average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.550% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/

                                      II-59

FUND NAME                                            MANAGEMENT FEE RATE

Deutsche Multi-Asset Global Allocation       (a) 0.100% of the Fund's
Fund                                         average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.650% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/
Deutsche Multi-Asset Moderate Allocation     (a) 0.100% of the Fund's
Fund                                         average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.550% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/
Alternative Fund
Deutsche Select Alternative Allocation          0.000%/(1)/
Fund
Real Assets Funds
Deutsche Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                         Next $500 million 0.900%
                                             Next $500 million 0.850%
                                             Next $1 billion 0.825%
                                             Thereafter 0.800%
Deutsche Global Infrastructure Fund          First $2.0 billion 0.900%
                                             Next $2.0 billion 0.875%
                                             Next $2.0 billion 0.825%
                                             Next $2.0 billion 0.775%
                                             Thereafter 0.750%
Deutsche Global Real Estate Securities       First $1.0 billion 0.700%
Fund                                         Thereafter 0.675%
Deutsche Gold & Precious Metals Fund         First $500 million 0.835%
                                             Thereafter 0.785%
Deutsche MLP & Energy Infrastructure         1.10%
Fund
Deutsche Real Assets Fund                    First $2.0 billion 0.800%
                                             Thereafter 0.775%
Deutsche Real Estate Securities Fund         First $100 million 0.565%
                                             Next $100 million 0.465%
                                             Next $100 million 0.415%
                                             Thereafter 0.365%
U.S. Equity Funds

                                      II-60

FUND NAME                                             MANAGEMENT FEE RATE

Deutsche Capital Growth Fund                      First $250 million 0.495%
                                                  Next $750 million 0.465%
                                                  Next $1.5 billion 0.445%
                                                  Next $2.5 billion 0.425%
                                                  Next $2.5 billion 0.395%
                                                  Next $2.5 billion 0.375%
                                                  Next $2.5 billion 0.355%
                                                  Thereafter 0.335%
Deutsche Communications Fund                      First $100 million 1.000%
                                                  Next $100 million 0.900%
                                                  Next $100 million 0.850%
                                                  Next $200 million 0.800%
                                                  Next $500 million 0.730%
                                                  Next $500 million 0.680%
                                                  Thereafter 0.650%
Deutsche Core Equity Fund                         First $250 million 0.365%
                                                  Next $750 million 0.360%
                                                  Next $1.5 billion 0.355%
                                                  Next $5.0 billion 0.345%
                                                  Next $5.0 billion 0.335%
                                                  Next $5.0 billion 0.325%
                                                  Thereafter 0.300%
Deutsche CROCI (Reg. TM) U.S. Fund                First $1.5 billion 0.425%
                                                  Next $500 million 0.400%
                                                  Next $1.0 billion 0.375%
                                                  Next $1.0 billion 0.350%
                                                  Next $1.0 billion 0.325%
                                                  Thereafter 0.300%
Deutsche CROCI (Reg. TM) Equity Dividend Fund     First $250 million 0.630%
                                                  Next $750 million 0.600%
                                                  Next $1.5 billion 0.580%
                                                  Next $2.5 billion 0.560%
                                                  Next $2.5 billion 0.530%
                                                  Next $2.5 billion 0.520%
                                                  Next $2.5 billion 0.510%
                                                  Thereafter 0.500%/(2)/
Deutsche Health and Wellness Fund                 First $500 million 0.765%
                                                  Thereafter 0.715%
Deutsche Large Cap Focus Growth Fund              First $1.5 billion 0.615%
                                                  Next $500 million 0.565%
                                                  Thereafter 0.515%
Deutsche Mid Cap Growth Fund                      First $500 million 0.650%
                                                  Next $1 billion 0.600%
                                                  Next $2.5 billion 0.550%
                                                  Next $2.5 billion 0.540%
                                                  Next $2.5 billion 0.530%
                                                  Next $2.5 billion 0.520%
                                                  Thereafter 0.510%

                                      II-61

FUND NAME                                                  MANAGEMENT FEE RATE

Deutsche Mid Cap Value Fund                        First $250 million 0.750%
                                                   Next $250 million 0.720%
                                                   Next $2.0 billion 0.700%
                                                   Next $1.5 billion 0.680%
                                                   Thereafter 0.660%/(2)/
Deutsche Small Cap Core Fund                       First $500 million 0.665%
                                                   Next $500 million 0.615%
                                                   Thereafter 0.565%
Deutsche Small Cap Growth Fund                     0.650%
Deutsche Small Cap Value Fund                      First $250 million 0.750%
                                                   Next $750 million 0.720%
                                                   Next $1.5 billion 0.700%
                                                   Next $2.5 billion 0.680%
                                                   Next $2.5 billion 0.650%
                                                   Next $2.5 billion 0.640%
                                                   Next $2.5 billion 0.630%
                                                   Thereafter 0.620%/(2)/
Deutsche Science and Technology Fund               First $250 million 0.480%
                                                   Next $750 million 0.450%
                                                   Next $1.5 billion 0.430%
                                                   Next $2.5 billion 0.410%
                                                   Next $2.5 billion 0.380%
                                                   Next $2.5 billion 0.360%
                                                   Next $2.5 billion 0.340%
                                                   Thereafter 0.320%
Index-Related Funds
Deutsche EAFE/ (Reg. TM)/ Equity Index Fund        0.250%
Deutsche Equity 500 Index Fund                        0.000%/(3)/
Deutsche Equity 500 Index Portfolio                0.050%
Deutsche S&P 500 Index Fund                           0.000%/(3)/
Deutsche U.S. Multi-Factor Fund                    0.150%
Deutsche U.S. Bond Index Fund                      0.150%
International/Global Equity Funds
Deutsche CROCI/ (Reg. TM)/ International Fund      First $2.5 billion 0.565%
                                                   Next $2.5 billion 0.545%
                                                   Next $5.0 billion 0.525%
                                                   Next $5.0 billion 0.515%
                                                   Thereafter 0.465%
Deutsche CROCI/ (Reg. TM)/Sector Opportunities     0.700%
Fund
Deutsche Emerging Markets Equity Fund              0.700%
Deutsche European Equity Fund                      0.65%
Deutsche Global Growth Fund                        First $500 million 0.915%
                                                   Next $500 million 0.865%
                                                   Next $500 million 0.815%
                                                   Next $500 million 0.765%
                                                   Thereafter 0.715%

                                      II-62

FUND NAME                                            MANAGEMENT FEE RATE

Deutsche Global Macro Fund                    0.60%
Deutsche Global Small Cap Fund                0.80%
Deutsche Latin America Equity Fund            First $400 million 1.165%
                                              Next $400 million 1.065%
                                              Thereafter 0.965%
Deutsche World Dividend Fund                  First $250 million 0.665%
                                              Next $750 million 0.635%
                                              Next $1.5 billion 0.615%
                                              Next $2.5 billion 0.595%
                                              Next $2.5 billion 0.565%
                                              Next $2.5 billion 0.555%
                                              Next $2.5 billion 0.545%
                                              Thereafter 0.535%
Insurance/Annuity Funds
Deutsche Alternative Asset Allocation VIP     0.200%/(4)/
Deutsche Bond VIP                             First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Capital Growth VIP                   First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Core Equity VIP                      First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Equity 500 Index VIP                 First $1 billion 0.200%
                                              Next $1 billion 0.175%
                                              Thereafter 0.150%
Deutsche Global Equity VIP                    First $1.5 billion 0.650%
                                              Next $1.75 billion 0.635%
                                              Next $1.75 billion 0.620%
                                              Thereafter 0.605%
Deutsche Global Growth VIP                    First $250 million 0.915%
                                              Next $500 million 0.865%
                                              Next $750 million 0.815%
                                              Next $1.5 billion 0.765%
                                              Thereafter 0.715%
Deutsche Global Income Builder VIP            First $250 million 0.370%
                                              Next $750 million 0.345%
                                              Thereafter 0.310%
Deutsche Global Small Cap VIP                 First $500 million 0.890%
                                              Next $500 million 0.875%
                                              Next $1.0 billion 0.860%
                                              0.845% thereafter

                                      II-63

FUND NAME                                           MANAGEMENT FEE RATE

Deutsche Government & Agency Securities        First $250 million 0.450%
VIP                                            Next $750 million 0.430%
                                               Next $1.5 billion 0.410%
                                               Next $2.5 billion 0.400%
                                               Next $2.5 billion 0.380%
                                               Next $2.5 billion 0.360%
                                               Next $2.5 billion 0.340%
                                               Thereafter 0.320%
Deutsche High Income VIP                       First $250 million 0.500%
                                               Next $750 million 0.470%
                                               Next $1.5 billion 0.450%
                                               Next $2.5 billion 0.430%
                                               Next $2.5 billion 0.400%
                                               Next $2.5 billion 0.380%
                                               Next $2.5 billion 0.360%
                                               Thereafter 0.340%
Deutsche CROCI (Reg. TM) International VIP     First $500 million 0.790%
                                               Thereafter 0.640%
Deutsche CROCI (Reg. TM) U.S. VIP              First $250 million 0.650%
                                               Next $750 million 0.625%
                                               Next $1.5 billion 0.600%
                                               Next $2.5 billion 0.575%
                                               Next $2.5 billion 0.550%
                                               Next $2.5 billion 0.525%
                                               Next $2.5 billion 0.500%
                                               Thereafter 0.475%
Deutsche Government Money Market VIP           First $500 million 0.235%
                                               Next $500 million 0.220%
                                               Next $1.0 billion 0.205%
                                               Thereafter 0.190%
Deutsche Small Cap Index VIP                   0.350%
Deutsche Small Mid Cap Growth VIP              First $250 million 0.550%
                                               Next $750 million 0.525%
                                               Thereafter 0.500%
Deutsche Small Mid Cap Value VIP               First $250 million 0.650%
                                               Next $750 million 0.620%
                                               Next $1.5 billion 0.600%
                                               Next $2.5 billion 0.580%
                                               Next $2.5 billion 0.550%
                                               Next $2.5 billion 0.540%
                                               Next $2.5 billion 0.530%
                                               Thereafter 0.520%

                                      II-64

FUND NAME                                             MANAGEMENT FEE RATE

Deutsche Unconstrained Income VIP             First $250 million 0.550%
                                              Next $750 million 0.520%
                                              Next $1.5 billion 0.500%
                                              Next $2.5 billion 0.480%
                                              Next $2.5 billion 0.450%
                                              Next $2.5 billion 0.430%
                                              Next $2.5 billion 0.410%
                                              Thereafter 0.390%
Money Market Funds
Cash Account Trust - Deutsche                 First $500 million 0.120%
Government & Agency Securities Portfolio      Next $500 million 0.100%
                                              Next $1.0 billion 0.075%
                                              Next $1.0 billion 0.060%
                                              Thereafter 0.050%/(5)/
Cash Account Trust - Deutsche Tax- Exempt     First $500 million 0.120%
Portfolio                                     Next $500 million 0.100%
                                              Next $1.0 billion 0.075%
                                              Next $1.0 billion 0.060%
                                              Thereafter 0.050%/(5)/
Deutsche Government Cash Management               0.00%/(6)/
Fund
Government Cash Management Portfolio          First $3 billion 0.1200%
                                              Next $4.5 billion 0.1025%
                                              Thereafter 0.0900%
Deutsche Government Cash Reserves                 0.00%/(6)/
Fund Institutional
Deutsche Government Money Market                 0.000%/(6)/
Series
Deutsche Money Market Prime Series            First $215 million 0.400%
                                              Next $335 million 0.275%
                                              Next $250 million 0.200%
                                              Next $800 million 0.150%
                                              Next $800 million 0.140%
                                              Next $800 million 0.130%
                                              Thereafter 0.120%
Deutsche Variable NAV Money Fund              First $1.0 billion 0.1500%
                                              Next $3.0 billion 0.1325%
                                              Thereafter 0.1200%
Investors Cash Trust - Deutsche Treasury      0.050%
Portfolio

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in Deutsche Equity 500
      Index Portfolio (Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master

                                     II-65

   Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of Deutsche Equity 500 Index
   Fund or Deutsche S&P 500 Index Fund, respectively.

(4)   The management fee paid to DIMA equals the sum of (a) 0.200% of the daily assets invested in Deutsche funds and (b) 1.200% of the daily assets invested in Other Assets. Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which the fund invests.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Deutsche Government & Agency Securities Portfolio and
      Deutsche Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for Deutsche Government
      & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Deutsche
      Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(6)   The fund invests substantially all its assets in Government Cash
      Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for Deutsche Government Money Market Series the management fee rate would be as follows: (a) first $3 billion
      0.1200%; (b) next $4.5 billion 0.1025%; and (c) thereafter 0.0900%.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Deutsche Mid Cap Value Fund,
Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend
Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. Deutsche Equity
500 Index Portfolio and Government Cash Management Portfolio each pay DIMA an administrative services fee, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Deutsche Small Cap Value Fund and Deutsche CROCI (Reg.
TM) Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.

DIMA receives an annual fee from Deutsche Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DSC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DSC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the Deutsche money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds' total assets, but the percentage will fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by DSC, including expenses of printing and mailing routine fund documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund.
Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-66

FEES PAYABLE TO SUBADVISORS BY DIMA FOR SUBADVISORY SERVICES.

The following sets forth information relating to subadvisory fees paid by DIMA to each of the applicable funds' Subadvisors that are not affiliated with DIMA.
The subadvisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Subadvisor, unless otherwise noted. To the extent that more than one non-affiliated Subadvisor provides services to a fund, the fee rate below reflects the aggregate fees paid by DIMA to the fund's non-affiliated Subadvisors.

FUND NAME                                      SUBADVISOR     AGGREGATE SUBADVISOR FEE RATE

Index-Related Funds
Deutsche EAFE (Reg. TM) Equity Index Fund     NTI            First $100 million 0.0900%
                                                             Next $400 million 0.0675%
                                                             Thereafter 0.0300%
Deutsche Equity 500 Index Portfolio           NTI            First $2.0 billion 0.015%
                                                             Next $2.0 billion 0.010%
                                                             Thereafter 0.005%
Deutsche U.S. Bond Index Fund                 NTI            First $100 million 0.040%
                                                             Next $400 million 0.020%
                                                             Thereafter 0.010%
Insurance/Annuity Funds
Deutsche Equity 500 Index VIP                 NTI            First $2.0 billion 0.015%
                                                             Next $2.0 billion 0.010%
                                                             Thereafter 0.005%
Deutsche Small Cap Index VIP                  NTI            First $100 million 0.080%
                                                             Next $400 million 0.040%
                                                             Thereafter 0.020%

                                     II-67

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale shareholder or administrative services from DDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DDI (see "Financial Intermediary Support Payments" under "Part
II: Purchase and Redemption of Shares").

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, CLASS T, CLASS C AND CLASS R SHARES

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

               COMPENSATION SCHEDULE #1:                             COMPENSATION SCHEDULE #2:
 RETAIL SALES AND DEUTSCHE AM/ASCENSUS 403(B) PLAN/(1)/          DEUTSCHE AM RETIREMENT PLAN/(2)/
                                   AS A PERCENTAGE OF                                 AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD               NET ASSET VALUE         AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999             0.75%/(3)/                        -                        -
$250,000 to $49,999,999            0.50%/(4)/                 Over $3 million         0.00%-0.50%
$250,000 to $4,999,999             1.00%/(5)/                        -                        -
$5,000,000 to $9,999,999           0.55%/(5)(8)/                     -                        -
$1 million to $2,999,999           0.85%/(6)/                        -                        -
                                   1.00%/(7)/
$1 million to $4,999,999           1.00%/(8)/                        -                        -
$3 million to $49,999,999          0.50%/(9)/                 Over $3 million         0.00%-0.50%
$10 million to $49,999,999         0.50%/(5)(8)/                     -                        -
$50 million and greater            0.25%/(10)/                       -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates.

                                     II-68

/(3)/ Applicable  to  the following funds: Deutsche CROCI/ (Reg. TM)/ U.S. Fund,
      Deutsche Global Growth Fund, Deutsche Real Assets Fund and Deutsche Select
      Alternative Allocation Fund.

/(4)/ Applicable  to  the  following  funds: Deutsche Fixed Income Opportunities
      Fund,  Deutsche  GNMA  Fund,  Deutsche  Intermediate  Tax/AMT  Free  Fund,
      Deutsche  Short Duration Fund, Deutsche Short-Term Municipal Bond Fund and
      Deutsche Strategic High Yield Tax-Free Fund.

/(5)/ Applicable  to  the  following  funds: Deutsche California Tax-Free Income
      Fund,   Deutsche  Managed  Municipal  Bond  Fund,  Deutsche  Massachusetts
      Tax-Free  Fund,  Deutsche  New  York  Tax-Free  Income  Fund  and Deutsche
      Unconstrained Income Fund.

/(6)/ Applicable  to  income  funds except those noted in footnotes (4), (5) and
      (8), and Deutsche U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to Deutsche Floating Rate Fund.

/(9)/ Applicable  to  all  income  and  equity  funds  except for those noted in footnotes (5) and (8) and Deutsche U.S. Bond Index Fund.

/(10)/ Applicable to all income and equity funds except Deutsche U.S. Bond Index
      Fund.

As described in the relevant prospectus(es) under the "Class A NAV Sales"
sub-heading under the "Investing in the Fund(s)" section, Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of Deutsche mutual funds pursuant to personal services contracts with DDI, for themselves or members of their families. DDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain Deutsche mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DDI as further described in the relevant prospectus(es). The Deutsche mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.

COMPENSATION FOR CLASS C SHARES. DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm.
Except as provided below, for sales of Class C shares, DDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DDI pays firms for sales of
Class C shares a distribution fee, payable quarterly, at an annual rate of
0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record-keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates, DDI does not advance the first year distribution fee and for periods after the date of sale,
DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, CLASS C AND CLASS R SHARES: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, commencing the month after investment for Class A shares and commencing immediately for Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee

                                     II-69

at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see "Retail Funds: Class A, Class C and Class R Shares" under "PART II:
DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS").

COMPENSATION FOR CLASS T SHARES: DDI reallows to dealers the full applicable
Class T front-end sales charge. In addition, DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, to Class T shares by paying the firm a fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment (see "Retail Funds: Class T Shares" under "PART II: DISTRIBUTION AND
SERVICE AGREEMENTS AND PLANS").

RETAIL FUNDS: INVESTMENT CLASS

ADMINISTRATIVE SERVICE FEE: For the Investment Class of Deutsche Limited
Maturity Quality Income Fund and Deutsche Ultra-Short Investment Grade Fund,
each a series of Deutsche Income Trust, DDI normally pays financial services firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Investment Class held in accounts that they maintain and service.

RETAIL FUNDS: INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES. There are no
sales charges for Institutional, Class R6 and Class S shares of a fund.

MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND CLASS C
SHARES)

DEUTSCHE MONEY MARKET FUND: For Deutsche Money Market Fund shares, a series of
Deutsche Money Market Prime Series, DDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record-keeping system maintained by ADP, Inc. for
Deutsche AM Retirement Plans under an alliance with DDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the
Deutsche Government & Agency Securities Portfolio and the Deutsche Tax-Exempt
Portfolio of Cash Account Trust, DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Deutsche Government & Agency Securities Portfolio of Cash Account Trust
and the Tax-Exempt Cash Managed Shares class of the Deutsche Tax-Exempt
Portfolio of Cash Account Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST AND INSTITUTIONAL SHARES - DEUTSCHE
MONEY MARKET TRUST: For the Institutional Shares class of the Deutsche Treasury
Portfolio and Deutsche Variable NAV Money Fund, each a series of Investors Cash
Trust. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Deutsche Tax-Exempt
Portfolio of Cash Account Trust and the Investment Class of the Deutsche
Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"),
DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

                                     II-70

SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND -
INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL -
INSTITUTIONAL CLASS: Deutsche Government Cash Management Fund - Institutional
Class and Deutsche Government Cash Reserves Fund Institutional - Institutional
Class, each a series and class of Deutsche Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DEUTSCHE VARIABLE SERIES I, DEUTSCHE VARIABLE SERIES II AND DEUTSCHE
INVESTMENTS VIT FUNDS: For each fund of Deutsche Variable Series I, Deutsche
Variable Series II and Deutsche Investments VIT Funds that has authorized the issuance of Class B shares (including Class B2 shares of Deutsche Equity 500
Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan)
that provides for fees for distribution and shareholder servicing activities payable through DDI to participating insurance companies as an expense of the
Class B shares or Class B2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B2 shares held by the insurance company.

                                     II-71

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS; RETIREMENT

Advisor Group

Ameriprise
AXA Advisors
Cambridge Investment Research, Inc.
Cetera Financial Group
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Deutsche Bank Group
Fidelity Brokerage Services LLC/National Financial Services LLC
Goldman Sachs
HD Vest Investment Securities, Inc.
Hooker & Holcombe Retirement Services, Inc.
Huntington Investment Company
John Hancock Distributors LLC

Ladenburg Thalmann (Securities America, Investacorp, Triad Advisors, KMS
Financial Services, Securities Service Network)

LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Northwestern Mutual Investment Services
Oppenheimer & Co., Inc.
PlanMember Securities Corp.
PNC Investments LLC
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
Santander Securities LLC
UBS Financial Services
Voya Financial
Wells Fargo Advisors, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America/Merrill Lynch
Barclays Capital Inc.
BMO Capital Markets
BNY Mellon
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co. Inc.
Chicago Mercantile Exchange

Church Greg Adams Sec. Corp.
Citibank Global Markets

Computershare Trust Company
COR Clearing LLC
Deutsche Bank Group
Fiduciary Trust Co. - International

                                     II-72

First Southwest Company
Goldman Sachs & Co.
Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC
Lincoln Investment Planning
LPL Financial
My Treasury
Pershing Choice Platform
Raymond James & Associates

SAMCO Capital Markets
State Street Bank & Trust Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Brokerage LLC
Union Bank
US Bancorp
Ultimus Fund Solutions LLC

Weston Securities Corp.

William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
CM Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance Co. - Manulife Insurance Co.
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Financial Distributors
Lincoln Financial Group
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company

                                     II-73

Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Life Insurance Company & Its Affiliates
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
RiverSource Life Insurance Company
Security Benefit Life Insurance Company
Sun Life Insurance Company
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company
Zurich American Life Insurance Company of New York

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-74

PART II: APPENDIX II-F - CLASS A AND CLASS T SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to Money
Market Funds and Variable Insurance Funds, which includes Deutsche Variable
Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds.

INTERNATIONAL/GLOBAL EQUITY FUNDS: CROCI (Reg. TM) Sector Opportunities,
Emerging Markets Equity, European Equity, Global Macro, Global Small Cap, CROCI
(Reg. TM) International, Latin America Equity and World Dividend; US EQUITY
FUNDS: Capital Growth, Communications, Core Equity, CROCI (Reg. TM) Equity
Dividend, Health and Wellness, Large Cap Focus Growth, Mid Cap Value, Mid Cap
Growth, Science and Technology, Small Cap Core, Small Cap Growth and Small Cap
Value; REAL ASSETS FUNDS: Enhanced Commodity Strategy, Global Infrastructure,
Global Real Estate, Gold & Precious Metals, Real Estate Securities and MLP &
Energy Infrastructure; ASSET ALLOCATION FUNDS: Global Income Builder,
Multi-Asset Conservative Allocation, Multi-Asset Global Allocation and
Multi-Asset Moderate Allocation.

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL EQUITY FUND: Global Growth; US EQUITY FUND: CROCI (Reg.
TM) U.S. Fund, REAL ASSETS FUND: Real Assets; ALTERNATIVE FUND: Select
Alternative Allocation:

                                                                    SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF        ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

TAXABLE FIXED-INCOME FUNDS: Core Fixed Income, Core Plus Income, Enhanced
Emerging Markets Fixed Income, Enhanced Global Bond, Global High Income and
High Income; INDEX-RELATED FUND: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-75

TAXABLE FIXED-INCOME FUND: Global Inflation; INDEX-RELATED FUND: U.S. Bond
Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, Intermediate Tax/AMT Free,
Managed Municipal Bond, Massachusetts Tax-Free, New York Tax-Free Income, and
Strategic High Yield Tax-Free; TAXABLE FIXED-INCOME FUNDS: GNMA, Short
Duration, Fixed Income Opportunities and Unconstrained Income:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00****

TAXABLE FIXED-INCOME FUNDS: Floating Rate.

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.25%                  2.30%                       1.75%
$250,000 but less than $500,000               1.25%                  1.27%                       1.00%
$500,000 but less than $1 million             1.00%                  1.01%                       1.00%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUND: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DDI.

                                     II-76

CLASS T PURCHASES. The public offering price of Class T shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                       SALES CHARGE
                                           AS A PERCENTAGE        AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE/1,2/     NET ASSET VALUE/3/     PERCENTAGE OF OFFERING PRICE

Less than $250,000                               2.50%                    2.56%                      2.50%
$250,000 but less than $500,000                  2.00%                    2.04%                      2.00%
$500,000 but less than $1,000,000                1.50%                    1.52%                      1.50%
$1,000,000 and over                              1.00%                    1.01%                      1.00%

1  The offering price includes the sales charge.
2  Subsequent purchases cannot be aggregated with prior purchases to qualify for reduced sales charge.
3  Rounded to the nearest one-hundredth percent.

                                     II-77

PART II: APPENDIX II-G - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-78

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-79

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment.
If a fund segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or
"senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder and, to the extent deemed appropriate by a fund, interpretations and guidance provided by the SEC staff.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-80

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.
The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur.
Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the
Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and Standard & Poor's may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-81

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-82

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Senior loans may not be considered "securities," and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

                                     II-83

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such affiliated money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The affiliated money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such affiliated money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

                                     II-84

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMODITY POOL OPERATOR EXCLUSION. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a "commodity pool" under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes.
Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a "commodity pool operator" with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.

COMMODITY POOL OPERATOR REGULATION. Deutsche Enhanced Commodity Strategy Fund,
Deutsche Global Inflation Fund, Deutsche Gold & Precious Metals Fund and
Deutsche Real Assets Fund are unable to rely on the exclusion from CFTC Rule
4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National
Futures Association as a "commodity pool operator" and a "commodity trading advisor" and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to
"harmonize" CFTC regulations with overlapping SEC regulations. Pursuant to the
CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund's expenses, adversely affecting investment returns. Investors in a fund and their financial advisers should consider whether a fund's status as a "commodity pool" impacts their operations or status under the CEA in deciding whether to invest in a fund.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends,

                                     II-85

spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments

                                     II-86

on the underlying assets, are held in reserve against future losses) and
"over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle," that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued"
     currencies in the medium-term. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund.
     Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth
Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
TIGRs and CATS are interests in private proprietary accounts while TRs and
STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire
US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security

                                     II-87

and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and
TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market

                                     II-88

value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities,
(iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or
"writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is:
(i) equal to or less than the exercise price of the call written; or (ii)
greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options
Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

                                     II-89

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.

In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist,

                                     II-90

although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund's capital appreciation potential on the underlying security.

The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed

                                     II-91

out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin,"
which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to

                                     II-92

maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on a predetermined financial instrument or instruments,

                                     II-93

which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a
"notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An "index swap" is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will

                                     II-94

usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions
(i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act)
and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.

Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument's notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund's shares, may be reduced. CFDs are regulated as swaps by the CFTC.

                                     II-95

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund's ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.

Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.
Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.
Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

                                     II-96

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced Commodity Strategy Fund,
Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and
Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See "TAXES" in APPENDIX II-H of this SAI.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and

                                     II-97

pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls.
Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A
"covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

ENERGY INFRASTRUCTURE COMPANIES. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.

                                     II-98

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

                                     II-99

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries.
Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary
Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the
Euro would have significant negative effects on European financial markets.

In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the Treaty), gave notice of its withdrawal and began negotiations with the EU Council to agree to terms for the United Kingdom's withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty

                                     II-100

as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The
City of London's economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading and international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece,
Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and
other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.

Emerging markets. In general, the Advisor considers "emerging markets" to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank),
the International Finance Corporation or the United Nations or its authorities.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

                                     II-101

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country's credit rating, and a decline in the value and liquidity of Russian securities.
Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities.
Retaliatory action by the Russian government could involve the seizure of US and/or European residents' assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia's economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund's shares to decline.

Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.

                                     II-102

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a fund invests may become subject to sanctions or embargoes imposed by the US government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund's returns.

Banks in frontier market countries used to hold a fund's securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets.
As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

GREENFIELD PROJECTS. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. A fund may invest in the equity of

                                     II-103

greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash.
This leverages the organizational and operating expertise of large, publicly traded companies and provides a fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody's, S&P or Fitch, or unrated securities judged to be of equivalent quality as determined by the
Advisor.

These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as
"speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.
See "Ratings of Investments" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

                                     II-104

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section
11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

                                     II-105

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INCOME TRUSTS. A fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unitholders.
The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly)
distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Each business represented is typically characterized by long-life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest-rate risks.

Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust's capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

                                     II-106

Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When a fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5%

                                     II-107

semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

                                     II-108

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTEREST RATE STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives
(contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts.
The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor's proprietary models. If the
Advisor's analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts.
The risk of loss is heightened during periods of rapid increases in interest rates.

INTERFUND BORROWING AND LENDING PROGRAM. The Deutsche funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares.

INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set

                                     II-109

forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.

Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying
Deutsche funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying Deutsche funds and in determining whether to invest in an unaffiliated fund from which they will not receive any fees.
However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund's investment objectives.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds.
ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the
1940 Act and shareholders of such commodity-related ETFs, including the investing Deutsche fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments.
Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund's ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, under recent amendments to rules of the Commodity Futures Trading
Commission (CFTC), a fund's investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund's use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.

To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended.
Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated within the top four credit ratings categories by Moody's, S&P, or
Fitch, or, if unrated, judged to be of equivalent quality as determined by the
Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

                                     II-110

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by a fund at any time; and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the
Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

MASTER LIMITED PARTNERSHIPS (MLPS). Master Limited Partnerships, or MLPs, are
entities that receive partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

A fund may invest in upstream MLPs, downstream MLPs, midstream MLPs, coal MLPs, propane MLPs, or other MLPs with assets that are used in the energy infrastructure sector. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services.
Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas, and natural gas liquids. Downstream
MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades

                                     II-111

of coal. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. The MLPs in which a fund may invest might also own other assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or may provide energy-related services such as refining and distribution of specialty refined products. MLPs may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners
(or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units, and preferred units.

MLP common units are typically listed and traded on US securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (arrearage rights).
Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.
In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights.

MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member.
Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.
Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.
Convertible subordinated units do not trade on a national exchange or over-the-counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

                                     II-112

MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with
MLPs, affiliates of MLPs and institutional holders of such units. Holders of
MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights
(IDRs), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of
MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution.
The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Debt securities issued by MLPs may include those rated below investment grade.
Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unitholders, subordinated unitholders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units could potentially become subject to liability for all the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

MLP Limited Liability Company Common Units. Some energy infrastructure companies in which a fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. A fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC's success through distributions and/or capital appreciation. Similar to MLPs, MLP
LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle

                                     II-113

management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas
MLP common units have limited voting rights.

MLP Affiliates. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

MLP I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP.
Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional
I-Units in an amount equal to the cash distributions received by common unitholders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

Private Investment in Public Equities (PIPEs). A fund may elect to invest in
PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.
Most such private securities are expected to be liquid within six to nine months of funding, but may also have significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Below are some of the reasons MLPs choose to issue equity through private placements.

MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a
PIPE in conjunction with the acquisition eliminates this equity overhang.

Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed to be likely to remain an important funding component in the MLP sector.

Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

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Unlike public equity offerings, private placements are typically more time-efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital.
Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely

                                     II-115

payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance
Agency (FHFA), a newly created independent regulator created under the Federal
Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.
First, the US Treasury has entered into senior preferred stock purchase agreements ("SPSPAs") under which, if the FHFA determines that FNMA's or
FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the
US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US
Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US
Treasury would undertake similar initiatives in the future.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.

                                     II-116

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

                                     II-117

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

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Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

                                     II-119

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

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sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds." Municipal notes and bonds have different maturities and a fund may acquire "notes" and "bonds" with maturities that meets its particular investment policies and restrictions set forth in its prospectus.

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

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Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.

Puerto Rico Risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years,
Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a fund's holdings in Puerto Rico municipal obligations. Pending or future legislation, including legislation that would allow Puerto

                                     II-122

Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a fund's investments in Puerto Rico municipal securities.

In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act
(PROMESA) was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico's financial operations and provides Puerto Rico a path to restructuring its debts. More recently, in May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the
Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation
(COFINA), two of the largest issuers of Puerto Rico debt. Additional Puerto
Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. It is unclear at this time how the proceedings under PROMESA will be resolved.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance

                                     II-123

of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such
MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.

Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time.
Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund
administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation.
Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity

                                     II-124

date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism.
In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Rating Services (S&P)
and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

In summary, there are a number of special risks associated with investing in preferred stocks, including:

Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund's portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted
above, preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.

Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated
period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.

Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock.
Another risk associated with a declining interest rate environment is that the income from a fund's portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio's current earnings rate.

Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.

Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.

Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.

                                     II-125

Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real

                                     II-126

estate owned by the REIT and from any profits on the sale of its properties.
Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans.
Hybrid REITs engage in both owning real estate and making loans. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

In accordance with current SEC guidance, Deutsche Government & Agency
Securities Portfolio, Government Cash Management Portfolio, Deutsche Government
Money Market VIP, Deutsche Central Cash Management Government Fund, Deutsche
Variable NAV Money Fund and Deutsche Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint
Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market

                                     II-127

value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

                                     II-128

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-US) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

                                     II-129

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure.
Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

                                     II-130

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund's shareholders even if all the fund's shareholders did not vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STABLE NET ASSET VALUE (FOR ALL MONEY MARKET FUNDS EXCEPT DEUTSCHE VARIABLE NAV
MONEY FUND). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940
Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the
Advisor's operations under such policies at regularly scheduled Board meetings.
In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund's ability to maintain a stable $1.00 share price. There is no assurance that a fund's net asset value per share will be maintained at
$1.00.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be

                                     II-131

(i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of the Code and IRS rulings (see
"Taxes" in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements with respect to its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectus(es) and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.
Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its total assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25%
of the value of its total assets in a Subsidiary.

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In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced Commodity Strategy Fund,
Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and
Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TENDER OPTION BOND TRANSACTIONS. A fund may leverage its assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a "TOB Trust") that has been created for the purpose of repackaging such municipal bonds. The TOB Trust issues short-term floating rate notes and a residual interest security "(TOB Inverse Floater
Residual Interests"). The short term floating rate notes ("TOB Floaters") are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB Floaters are sold to third parties, typically money market funds, and the TOB Inverse Floater Residual Interests are held by the fund. The fund receives the proceeds from the sale of the TOB Floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB Floaters to make additional investments. The TOB Floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB Trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB Floaters or a draw down on a liquidity facility. A fund, as the holder of the TOB Inverse Floater
Residual Interests, has full exposure to any increase or decrease in the value of the underlying bonds. The holder of the TOB Inverse Floater Residual
Interests receives interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB Floaters (and less certain expenses associated with the TOB Trust such as trustee, administrative and liquidity fees). By holding the TOB Inverse Floater Residual Interests, a fund typically has the right to collapse the

                                     II-133

TOB Trust by causing the holders of the TOB Floaters to tender their notes at par and have the TOB Trust administrator transfer the underlying bonds to the fund. In connection with these investments, a fund may enter into shortfall and forbearance agreements whereby the fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bonds held by the TOB Trust and the liquidation value of the TOB
Floaters plus any shortfalls in interest cash flows. This could potentially expose the fund to losses in excess of the value of the fund's investment in the TOB Inverse Floater Residual Interests.

The value of TOB Inverse Floater Residual Interests may decrease significantly when interest rates increase. The market for TOB Inverse Floater Residual
Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB Trust could be terminated for reasons outside of a fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in TOB
Inverse Floater Residual Interests generally involve greater risk than investments in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform
and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule.

Deutsche municipal bond funds currently participate in a number of pre-2014 TOB
Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule. The impact of changes in the structure of TOBs to address compliance with the Volcker Rule remains untested.

A Volcker-compliant TOB Trust structure is similar to traditional TOB Trust structures, with certain key differences. The basic features of the new
Volcker-compliant TOB Trust structure currently intended to be implemented by the funds are as follows:

o  Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.

o  Similar to traditional TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.

o  Unlike traditional TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB
   Trust.

o  Consistent with traditional TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.

o  A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in traditional TOB Trust structures, including certain historical sponsor/administrative roles and responsibilities.

The ultimate impact of the new rules on the TOB market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB
Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential

                                     II-134

between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US
Government agencies.

                                     II-135

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

                                     II-136

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least
200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Companies and Other
Pooled Investment Vehicles."

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices

                                     II-137

of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch Ratings (Fitch) represent their opinions as to the quality of the securities that they undertake to rate.
Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.

                                     II-138

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

                                     II-139

PART II: APPENDIX II-H - TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the
US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the Deutsche Equity 500 Index Portfolio or the
Government Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder
Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master
Portfolios" for more information.

ALL FUNDS (OTHER THAN DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND)

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (Code). If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain
Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income.

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company"
for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares
(as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on
January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

                                     II-141

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss; (iv)
cause a fund to recognize income or gain without a corresponding receipt of cash; and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance)
that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
(OID) is treated as interest income and is included in a fund's income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.
Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.

If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such
OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations

                                     II-142

in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.

Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.

Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions"
and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also: (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes.
A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund from treatment as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

A fund's options activities may include transactions constituting straddles for
US federal income tax purposes, that is, that trigger the US federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are "covered" by a fund's long position in the subject security.
Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to
"substantially similar or related property," to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called "qualified covered calls." Very generally, where a taxpayer writes an option on a single stock that is "in the money" but not "deep in the money," the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and

                                     II-143

distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70%
dividends-received deduction, as the case may be.

In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.

A fund's investment in so-called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were neither part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Deutsche Enhanced Commodity Strategy Fund,
Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and
Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. The IRS has currently suspended the issuance of such private letter rulings. See "Investment in Wholly Owned Foreign
Subsidiary" for more information.

                                     II-144

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of REITs may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in
REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio
(including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC)
or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see "Taxation of US Shareholders - Dividends and distributions - Additional considerations"
and see also "Tax-exempt Shareholders" for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

                                     II-145

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i)
the foreign taxes paid by a fund and (ii) a fund's foreign source income.
Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See
Fund-of-Funds Structure, below.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts
(including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment

                                     II-146

may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the Deutsche CROCI (Reg. TM) International Fund has
elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investment in Wholly Owned Foreign Subsidiary. Certain funds may invest a portion of their assets (but not more than 25% of the value of the fund's total assets as of the end of each quarter of such fund's taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity-linked derivatives (each a "Subsidiary"). Each Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes.

For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation and the applicable fund will be treated as a "US shareholder" of the Subsidiary. As a result, each fund will be required to include in gross income for US federal income tax purposes all of its
Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each
Subsidiary's income will be "subpart F income." Each fund's recognition of its
Subsidiary's "subpart F income" will increase the fund's basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of the Subsidiary's previously undistributed "subpart F income," and will correspondingly reduce the fund's basis in its shares of the
Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of a Subsidiary's underlying income. Therefore, each fund's investment in its Subsidiary may cause the fund to realize more ordinary income than would be the case if the fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable fund.

                                     II-147

As noted above, to qualify as a regulated investment company, a fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain commodity-linked derivatives generally does not constitute qualifying income.
The IRS has formerly issued a number of private letter rulings to investment companies concluding that income derived from an investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Deutsche
Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund,
Deutsche Global Inflation Fund and Deutsche Real Assets Fund each obtained a ruling. The IRS has since suspended the issuance of such rulings and is reviewing its policy in this area. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that income and gains a fund derives from its investment in its Subsidiary do or will not constitute qualifying income. In such a case, a fund could fail to qualify as a regulated investment company, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the fund. A fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Investments in MLP Equity Securities. A fund may invest to a limited degree in
MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from a qualified publicly traded partnership is included in the sources of income from which a regulated investment company must derive at least 90% of its gross income. However, no more than 25% of the value of a regulated investment company's total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a fund invests is treated as a partnership for federal income tax purposes, a fund will be required to take into account a fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP regardless of whether the MLP distributes cash to a fund. A fund must recognize income that is allocated to it from an MLP for federal income tax purposes, even if a fund does not receive cash distributions from the MLP. Income allocated to a fund from an MLP may include income recognized as a result of the cancellation of the MLP's debt. Because a fund may recognize income from an
MLP in excess of the cash distributions received from the MLP, a fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. The longer that a fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to a fund equal to or in excess of the distributions the MLP makes to a fund.

Distributions to a fund from an MLP that that is taxed as a partnership for federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of market securities) distributed exceeds a fund's basis in its MLP interest. A fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount a fund paid for the equity securities (i) increased by a fund's allocable share of the MLP's net income and certain MLP debt, if any, and (ii) decreased by a fund's allocable share of the MLP's net losses and distributions received by a fund from the MLP. Although any distributions by an MLP to a fund in excess of a fund's allocable share of such MLP's net income may create a temporary economic benefit to a fund, such distribution will decrease a fund's basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by a fund. A portion of any gain or loss recognized by a fund on a disposition of an MLP equity security where the MLP is taxed as a partnership may be taxed as ordinary income or loss to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other "unrealized receivables" or "inventory items" under the
Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund,

                                     II-148

as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.

A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in its interests of the Master Portfolio before the distribution. A
Feeder Fund that receives a liquidating cash distribution from a Master
Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables"
(including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a
Feeder Fund only if it redeems all of its Master Portfolio interests for cash.
A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to current US federal income taxation.
However, withdrawals from such retirement plans may be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included

                                     II-149

in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income (other than
"exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.
In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned)
for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption or exchange of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.

Qualified dividend income. Dividends reported by a fund as derived from
"qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining

                                     II-150

the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning
90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii)
by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of fund dividends that so qualifies.

Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and late-year ordinary loss (generally, the sum of its. (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after
October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010
("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010
("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.
This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

                                     II-151

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute
"unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least
50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders'
gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Certain funds of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though

                                     II-152

such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal
"excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Except in the case of Deutsche Variable NAV Money Fund, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning thirty
(30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90%
of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by
January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

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Under US Treasury regulations, a shareholder of a money market fund may elect a simplified method for determining gain or loss on fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder's fund shares during the computation period. A shareholder's gain or loss generally equals (i) the aggregate fair market value of the shareholder's shares in the fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder's shares at the end of the prior computation period, (iii) minus the shareholder's "net investment" in the fund for the computation period. A shareholder's net investment is the aggregate cost of fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of fund shares during the same period. The computation period may be the shareholder's taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Although the regulations apply to taxable years ending on or after July 8, 2016, the regulations permit taxpayers to rely on either the regulations or the proposed regulations that were issued before the regulations were finalized for taxable years ending on or after July
28, 2014 and beginning before July 8, 2016. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.

COST BASIS REPORTING. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and
"holding period" information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares).
These requirements do not apply to investments through a tax-advantaged arrangement or to shares of money market funds. For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and
(iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund's default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) for more information.

Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.

Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund's default method of average cost.

TAX-EXEMPT SHAREHOLDERS. A fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time

                                     II-154

during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS

A fund generally is required to withhold US federal income tax on distributions
(including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL
ACCOUNTS. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their "financial interest" in a fund's "foreign financial accounts," if any, on
FinCen Form 114, Report of Foreign Bank and Financial Accounts. Shareholders
should consult a tax advisor regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the US and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays after December 31, 2018. If a payment by a fund is subject to FATCA withholding, a fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules

                                     II-155

applicable to foreign shareholders described above (e.g., Capital Gain
Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

However, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund
(interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs)
as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States; (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met;
or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

The 30% withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the
US may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held

                                     II-156

through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% interests in publicly traded classes of stock in REITs or not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a "look-through" rule, distributions by a fund that are attributable directly or indirectly to: (a)
gain realized on the disposition of USRPIs by a fund; and (b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders. If the non-US shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other non-US persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income
(regardless of any reporting by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold
30% (or a lower applicable treaty rate) of the amount of the distribution paid to such non-US shareholder.

Non-US shareholders are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a
US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

                                     II-157

Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses
(so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income
(including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite)
periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

If at the close of each quarter of a fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a "qualified fund of funds." In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.

A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (Deutsche Variable Series I, Deutsche Variable Series II
and Deutsche Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance

                                     II-158

company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the
regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. In addition, a separate account is considered adequately diversified if the account invests all its assets in a regulated investment company that is a government money market fund as defined in Rule 2a-7 under the 1940 Act and the regulated investment company is owned exclusively by insurance company separate accounts and certain other permitted investors.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed

                                     II-159

securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND

TAXATION OF THE FUND AND ITS INVESTMENTS

FUND TAXED AS A CORPORATION. The fund has not elected to qualify as a regulated investment company under Subchapter M of the Code. The regulated investment company tax rules, including limitations on investments in MLPs, therefore do not apply to the fund. As a result, the fund is treated as a regular corporation, or "C" corporation, for federal income tax purposes, and generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the fund will be subject to state and local taxes by reason of its status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the fund may have state and local tax liabilities in multiple states, which will reduce the fund's cash available to make distributions to shareholders. The fund may be subject to the federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the fund's regular federal income tax liability. The extent to which the fund is required to pay federal, state or local income, franchise, alternative minimum or other taxes could materially reduce the fund's cash available to make distributions to shareholders.

MLP EQUITY SECURITIES. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for federal income tax purposes. A corporation is required to pay federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated for federal income tax purposes as a partnership, which means no federal income tax is generally paid by the
MLP. A partnership's income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account on its own tax return its share of the partnership's income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner's basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner's basis (see description below as to how an MLP investor's basis is calculated)
in the partnership. Partnership income is thus said to be taxed only at one level - the partner level.

MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income

                                     II-160

and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which the fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the fund invests may be treated as corporations for federal income tax purposes.

To the extent that the fund invests in the equity securities of an MLP taxed as a partnership, the fund will be a partner in such MLP. Accordingly, the fund will be required to take into account the fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such
MLP, regardless of whether the MLP distributes cash to the fund. As described above, MLP distributions to partners are not taxable unless the cash amount
(or, in certain cases, the fair market value of marketable securities)
distributed exceeds the recipient partner's basis in its MLP interest. The fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs. No assurance, however, can be given in this regard. The longer that the fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the fund equal to or in excess of the distributions the MLP makes to the fund. If or when an MLP generates net taxable income allocable to the fund, the fund will have a larger corporate income tax expense, which will result in less cash available to distribute to shareholders.

The fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the fund on the sale, exchange or other taxable disposition and the fund's basis in such assets. Any such gain will be subject to federal income tax at the regular graduated corporate rates, regardless of how long the fund has held such assets. The amount realized by the fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the fund's allocable share, if any, of the MLP's debt that was allocated to the fund prior to such sale, exchange or other taxable disposition. The fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the fund paid for the equity securities, (i) increased by the fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (ii) decreased by the fund's allocable share of the MLP's net losses and any distributions received by the fund from the MLP. Although any distribution by an MLP to the fund in excess of the fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the fund, such distribution will decrease the fund's basis in its MLP interest and will therefore increase the amount of gain
(or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the fund. A portion of any gain or loss recognized by the fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the fund's capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the fund's net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP's disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income. Any capital losses that the fund recognizes on a disposition of an equity security of an
MLP or otherwise can only be used to offset capital gains that the fund recognizes. Any capital losses that the fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the fund's capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the fund may expire without being utilized.

                                     II-161

The fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs taxed as partnerships in which the fund invests may be treated as items of tax preference for purposes of calculating the fund's alternative minimum taxable income. Such items may increase the fund's alternative minimum taxable income and increase the likelihood that the fund may be subject to the alternative minimum tax.

FOREIGN INCOME TAX. Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries that entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a form to receive the benefit of the reduced tax rate; whether or when the fund will receive the reduced tax rate is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates. Other countries may subject capital gains realized by the fund on a sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund's assets to be invested in various countries is not known.

STATE AND LOCAL INCOME TAX. As described above, the fund is taxed as a regular corporation, or "C" corporation. Because of its tax status, the fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions, which, in addition to any federal income tax imposed on the fund, would further reduce the fund's cash available to make distributions to shareholders.

TAXATION OF US SHAREHOLDERS

DISTRIBUTIONS. Distributions made to you by the fund will generally constitute taxable dividends to the extent of your allocable share of the fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments.

As explained above, based upon the historic performance of the types of MLPs in which the fund intends to invest, the fund anticipates that the distributed cash from the MLPs generally will exceed the fund's share of the MLPs' taxable income. Consequently, the fund anticipates that only a portion of the fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the fund's current and accumulated earnings and profits, the distribution will be a non-taxable return of capital to the extent of your basis in the fund's shares and that basis will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of the shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the amount of the distribution in excess of your basis as capital gain.

Because the fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the fund's earnings and profits.
For example, it is expected that the fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the fund's earnings and profits being higher than the fund's taxable income in a particular year if the MLPs in which the fund invests calculate their income using accelerated depreciation. Because of these differences, the fund may make distributions in a particular year out of earnings and profits
(treated as dividends) in excess of the amount of the fund's taxable income for such year.

Distributions to you from the fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may qualify as
"qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. See "All Funds (other than
Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders -
Dividends and distributions - Qualified dividend income" above.

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In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders of the fund under section 243 of the Code. The availability of the dividends-received deduction is subject to certain holding period and other requirements imposed under the Code on the corporation claiming the deduction. See "All Funds (other than Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders
-Dividends and distributions -Dividends-received deduction" above.

You should be careful to consider the tax implications of buying shares just prior to a distribution. At the time of your purchase of fund shares, the fund's net asset value may reflect undistributed income or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, could be taxable unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

If you reinvest fund distributions, upon the fund's payment of a distribution to you, you will be treated for federal income tax purposes as receiving a cash distribution from the fund in an amount equal to the fair market value of the shares issued to you and reinvesting such amount in fund shares. The portion of such a distribution that is taxable as dividend income will be determined under the rules described above.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, "net investment income" generally includes, among other things, dividends and net gain from the sale, redemption or exchange of fund shares.
Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the fund.

TRANSACTIONS IN FUND SHARES. A redemption of shares generally will be treated as a taxable sale or exchange of such shares, provided: (i) the redemption is not essentially equivalent to a dividend; (ii) the redemption is a substantially disproportionate redemption; (iii) the redemption is a complete redemption of a shareholder's entire interest in the fund; or (iv) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the fund. The full amount of the proceeds received in a redemption which does not qualify for sale or exchange treatment will be treated as described in "Distributions" above.

A shareholder will realize a taxable gain or loss on the sale or exchange of shares of the fund in an amount equal to the difference between the amount realized on the sale or exchange and the shareholder's basis in the shares. A shareholder's basis in his or her shares may be less than the price paid for the shares as a result of distributions by the fund in excess of the fund's earnings and profits (i.e., returns of capital). Any gain or loss realized on a sale or exchange of fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Long-term capital gains of noncorporate shareholders of the fund (including individuals) are currently subject to US federal income taxation at a maximum rate of 20%.The deductibility of capital losses for both corporate and non-corporate shareholders of the fund is subject to limitations under the
Code.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.
The exchange of shares of the fund for shares of another fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

The sale or other disposition of shares of the fund by a retirement plan qualifying for tax-exempt treatment under the Code generally will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your basis and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

                                     II-163

COST BASIS REPORTING. The fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and
"holding period" information for fund shares. These requirements do not apply to investments through a tax-advantaged arrangement. The fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares;
(ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with the fund, the fund will calculate and report cost basis using the fund's default method of first-in, first-out, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at
www.deutschefunds.com (the Web site does not form a part of this Statement of
Additional Information) for more information.

Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available. Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund's default method.

TAX-EXEMPT INVESTORS AND REGULATED INVESTMENT COMPANIES. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the fund is a corporation for federal income tax purposes, an owner of the fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the fund from the MLPs in which the fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor should not have UBTI attributable to its ownership, sale, or redemption of the fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the fund's shares by an investor that is a regulated investment company should constitute qualifying income for the regulated investment company.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. The fund generally is required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when the fund is notified) by the IRS that they are subject to backup withholding.
The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The fund's shareholders may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.
Rules of state and local taxation often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the fund.

If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder may have to file with the IRS a disclosure statement on Form
8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-US SHAREHOLDERS

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Distributions paid by the fund to a shareholder that is not a "US person"
within the meaning of the Code (non-US shareholder) generally will be subject to withholding of US federal income tax at a rate of 30% unless the tax is reduced or eliminated under a tax treaty or the distributions are effectively connected with a US trade or business of the shareholder. Any capital gain realized by a non-US shareholder upon a sale, redemption or exchange of shares of the fund will generally not be subject to US federal income or withholding tax unless: (i) the gain is effectively connected with the shareholder's trade or business in the US, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the US for 183 days or more during the taxable year and certain other conditions are met or; (ii) the fund is or has been a US real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the fund's shares or, if shorter, within the period during which the non-US shareholder has held the fund shares. Generally, a corporation is a US real property holding corporation if the fair market value of its US real property interests, as defined in the Code and applicable regulations, equals or exceeds
50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The fund may be, or may prior to a non-US shareholder's disposition of shares, become a US real property holding corporation.

Non-US shareholders with respect to whom income from the fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on dividends and any gains realized upon the sale, redemption or exchange of shares of the fund at the graduated rates applicable to US citizens, residents or domestic corporations, and in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the
US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing the appropriate IRS Form W-8 or substitute form). A non-US shareholder who fails to provide an IRS Form W-8 or other applicable form may also be subject to backup withholding at the appropriate rate.

Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require the fund to obtain information sufficient to identify the status of each of its shareholders under
FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on distributions and the proceeds of the sale, redemption or exchange of fund shares. Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Each non-US shareholder should consult his, her or its tax advisor regarding the US and non-US tax consequences of ownership of the fund's shares and receipt of distributions from the fund.

ALL FUNDS

THE PRECEDING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND, INCLUDING
FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

                                     II-165

PART II: APPENDIX II-I - PROXY VOTING POLICY AND GUIDELINES

1.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following
Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting
Policy and Guidelines - AM ("Policy and Guidelines") shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the "GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.   AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1 /As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional
Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain
Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action)
is materially important to the client's account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.
---------

/1/ For purposes of this document, "clients" refers to persons or entities: (i)
   for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.   POLICIES

3.1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2. THE GLOBAL PROXY VOTING SUB-COMMITTEE

The GPVSC is an internal working group established by the applicable AM's
Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

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(i)        Adopting, monitoring and updating guidelines, attached as Attachment
           A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or
           (iii) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      Monitoring Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.3  AVAILABILITY OF PROXY VOTING POLICY AND GUIDELINES AND PROXY VOTING RECORD

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM's discretion.
Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion. Note, however, that AM must not selectively disclose its investment company clients' proxy voting records.
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for the 12-month periods ending June 30 (see
Section 5, below), if so required by relevant law.

4.   PROCEDURES

The key aspects of AM's proxy voting process are delineated below.

4.1. THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section
4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

                                     II-167

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2. SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the
GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight./2/

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio
   Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC
   Chair distributes to AM portfolio managers and AM research analysts.

4.3. CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue; and

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

                                     II-168

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4. CONFLICT OF INTEREST PROCEDURES

4.4.1. PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The "Conflicts of Interest Management
Sub-Committee" within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.
Promptly upon a determination that a proxy vote shall be presented to the
GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management
Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest
Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management
Sub-Committee the proxies will be voted in accordance with the standard
Guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
---------

                                     II-169

/3/ As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of
-----
interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review
Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that
AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy
Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member, or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the
GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

                                     II-170

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard
Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2. Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940 ("Investment Company Act").

Subject to participation agreements with certain Exchange Traded Funds ("ETFs")
issuers that have received exemptive orders from the US Securities and Exchange
Commission ("SEC") allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

4.4.3. Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

o  Code of Business Conduct and Ethics - DB Group;

o  Conflicts of Interest Policy - DB Group;

o  Information Sharing Procedures - AWM, GTB & CB&S;

o  Code of Ethics - AWM; and

o  Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

                                     II-171

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.   RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

o  AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o  Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

      -     The  proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

      -     Any additional information considered in the voting process that may be  obtained  from an issuing company, its agents, or proxy research firms.

      -     Analyst  worksheets created for stock option plan and share increase analyses; and

      -     Proxy Edge print-screen of actual vote election.

o  AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o  The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o  With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

      -     The name of the issuer of the portfolio security;

      -     The  exchange  ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

      -     The   Council   on   Uniform  Securities  Identification  Procedures
            ("CUSIP")  number  for  the  portfolio  security  (if  the number is available through reasonably practicable means);

      -     The shareholder meeting date;

      -     A brief identification of the matter voted on;

      -     Whether  the  matter  was  proposed  by  the issuer or by a security holder;

      -     Whether the company cast its vote on the matter;

      -     How  the  company  cast  its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

      -     Whether the company cast its vote for or against Management.

                                     II-172

Note: This list is intended to provide guidance only in terms of the records
-----
that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and
Record Retention Policy - Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.   THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                              AS AMENDED JULY 2016

                               [GRAPHIC OMITTED]

                                     II-173

I.           BOARD OF DIRECTORS AND EXECUTIVES
       A.    Election of Directors
       B.    Classified Boards of Directors
       C.    Board and Committee Independence
       D.    Liability and Indemnification of Directors
       E.    Qualification of Directors
       F.    Removal of Directors and Filling of Vacancies
       G.    Proposals to Fix the Size of the Board
       H.    Proposals to Restrict Chief Executive Officer's
             Service on Multiple Boards
       I.    Proposals to Restrict Supervisory Board
             Members Service on Multiple Boards
       J.    Proposals to Establish Audit Committees (For
             FFT and US Securities)
II.          CAPITAL STRUCTURE
       A.    Authorization of Additional Shares
       B.    Authorization of "Blank Check" Preferred Stock
       C.    Stock Splits/Reverse Stock Splits
       D.    Dual Class/Supervoting Stock
       E.    Large Block Issuance
       F.    Recapitalization into a Single Class of Stock
       G.    Share Repurchases
       H.    Reductions in Par Value
III.         CORPORATE GOVERNANCE ISSUES
       A.    Confidential Voting
       B.    Cumulative Voting
       C.    Supermajority Voting Requirements
       D.    Shareholder Right to Vote
IV.          COMPENSATION
       A.    Establishment of a Remuneration Committee
             (For US Securities)
       B.    Executive and Director Stock Option Plans
       C.    Employee Stock Option/Purchase Plans
       D.    Golden Parachutes
       E.    Proposals to Limit Benefits or Executive
             Compensation
       F.    Option Expensing
       G.    Management Board Election and Motion
       H.    Remuneration (Variable Pay)
       I.    Long-Term Incentive Plans
       J.    Shareholder Proposals Concerning "Pay For
             Superior Performance"
       K.    Executive Compensation Advisory
       L.    Advisory Votes on Executive Compensation
V.           ANTI-TAKEOVER RELATED ISSUES
       A.    Shareholder Rights Plans ("Poison Pills")
       B.    Reincorporation
       C.    Fair-Price Proposals
       D.    Exemption From State Takeover Laws

                                      II-174

        E.    Non-Financial Effects of Takeover Bids
VI.           MERGERS & ACQUISITIONS
VII.          ENVIRONMENTAL, SOCIAL & GOVERNANCE ISSUES
        A.    Principles for Responsible Investment
        B.    ESG Issues
        C.    Labor and Human Rights
        D.    Diversity and Equality
        E.    Health and Safety
        F.    Government/Military
        G.    Tobacco
VIII.         MISCELLANEOUS ITEMS
        A.    Ratification of Auditors
        B.    Limitation of Non-Audit Services Provided by
              Independent Auditor
        C.    Audit Firm Rotation
        D.    Transaction of Other Business
        E.    Motions to Adjourn the Meeting
        F.    Bundled Proposals
        G.    Change of Company Name
        H.    Proposals Related to the Annual Meeting
        I.    Reimbursement of Expenses Incurred from
              Candidate Nomination
        J.    Investment Company Proxies
        K.    International Proxy Voting

                                     II-175

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to
----
closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of Directors.
Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services ("ISS") subject to review by the
Global Proxy Voting Sub-Committee ("GPVSC") as set forth in the AM's Proxy
Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS' consideration of the following factors:

o  Long-term financial performance of the company relative to its industry;

o  Management's track record;

o  Background to the contested election;

o  Nominee qualifications and any compensatory arrangements;

o  Strategic plan of dissident slate and quality of the critique against management;

o  Likelihood that the proposed goals and objectives can be achieved (both slates); and

o  Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfill their fiduciary
---------
obligation and in most cases support for Management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By
---------
entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

                                     II-176

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and
---------
accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the
Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as "independent" unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for
---------
their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATION OF DIRECTORS

AM policy is to follow Management's recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders,
---------
is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

                                     II-177

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a
---------
reasonable amount of flexibility in fixing the size of its Board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that
---------
shareholders' interests are represented adequately.

Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory
---------
Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES

AM policy is to vote "for" proposals that require the establishment of Audit
Committees.

Rationale: The Audit Committee should deal with accounting and risk management
---------
related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

                                     II-178

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry
---------
on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes
---------
of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS / REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders.
---------
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder
---------
maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM's Proxy
Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

                                     II-179

o  Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

o  Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

o  Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital; and

o  Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price)
   for a vote for to be warranted.

For specific issuances, in general AM policy is to:

o  Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

o  Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business
---------
circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision
---------
that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because
---------
they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision
---------
with no substantial impact on shareholders.

                                     II-180

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
---------
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.   CUMULATIVE VOTING

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All Directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that
---------
holders of a significant number of shares may have Board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" Management proposals to require a supermajority vote to amend the charter or by-laws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle
---------
that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known
---------
to Management or affect the governance process should be supported.

                                     II-181

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE

AM policy is to vote "for" proposals that require the establishment of a
Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy
----------
statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

o  The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

o  The transfer of equity resulting from granting options at less than fair market value ("FMV") is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

o  The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

o  The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and
(b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of
----------
stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

                                     II-182

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans ("ESPPs") when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans ("ESOPs") provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an
----------
ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

o  Proposals to limit benefits, pensions or compensation and

o  Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   ("SEC") regulations.

Rationale: Levels of compensation and benefits are generally considered to be
---------
day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
---------
Financial Accounting Standards Board ("FASB") does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION

AM policy is to vote "against":

o  The election of Board members with positions on either Remuneration or Audit
   Committees;

o  The election of Supervisory Board members with too many Supervisory Board mandates; and

o  "Automatic" election of former Board members into the Supervisory Board.

                                     II-183

Rationale: Management as an entity, and each of its members, are responsible
----------
for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the
---------
interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation
---------
were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS

AM policy is to vote "for" long-term incentive plans for members of Management
Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:
---------

o  Directly align the interests of members of Management Boards with those of shareholders;

o  Establish challenging performance criteria to reward only above average performance;

o  Measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

o  Do not allow a repricing of the exercise price in stock option plans.

                                     II-184

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines, based on ISS'
consideration of the following factors:

o  What aspects of the company's annual and long-term equity incentive programs are performance driven?

o  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

o  Can shareholders assess the correlation between pay and performance based on the current disclosure?

o  What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

o  Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

o  Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

o  Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

o  Establish performance targets for each plan financial metric relative to the performance of the company's peer companies; and

o  Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the
---------
discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow Management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers ("NEOs") on an annual basis.

Rationale: AM believes that controls exist within senior Management and
---------
corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of
Management's compensation.

L.   ADVISORY VOTES ON EXECUTIVE COMPENSATION

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation
(Management Say-on-Pay -  MSOP) if:

o  There is a significant misalignment between CEO pay and company performance
   (pay for performance);

                                     II-185

o  The company maintains significant problematic pay practices; or

o  The Board exhibits a significant level of poor communication and responsiveness to shareholders.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS' analysis:

1. Peer Group Alignment:

o  The degree of alignment between the company's annualized TSR rank and the
   CEO's annualized total pay rank within a peer group, each measured over a three-year period.

o  The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o  The ratio of performance- to time-based equity awards;

o  The overall ratio of performance-based compensation;

o  The completeness of disclosure and rigor of performance goals;

o  The company's peer group benchmarking practices;

o  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

o  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

o  Realizable pay compared to grant pay; and

o  Any other factors deemed relevant.

Problematic Pay Practices

AM's policy is to defer to ISS' recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

o  Problematic practices related to non-performance-based compensation elements;

o  Incentives that may motivate excessive risk-taking; and

                                     II-186

o  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation
Elements

AM's policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS' analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM's overall consideration and may result in adverse vote recommendations:

o  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

o  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

o  New or extended agreements that provide for:
o  CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o  CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o  CIC payments with excise tax gross-ups (including "modified" gross-ups); and

o  Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

o  Multi-year guaranteed bonuses;

o  A single or common performance metric used for short- and long-term plans;

o  Lucrative severance packages;

o  High pay opportunities relative to industry peers;

o  Disproportionate supplemental pensions; or

o  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM's policy is to examine the following factors case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o  Reason and motive for the options backdating issue, such as inadvertent vs.
   deliberate grant date changes;

o  Duration of options backdating;

o  Size of restatement due to options backdating;

o  Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

                                     II-187

o  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS's analysis of the foregoing and may defer to ISS's recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.   FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

AM policy is to vote "for" annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the
----------
opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover
----------
defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the
---------
advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" Management fair-price proposals, provided that:

o  The proposal applies only to two-tier offers;

o  The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;

o  The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

o  The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

                                     II-188

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if
---------
adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm
---------
long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
---------
AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

EVALUATION OF MERGERS, ACQUISITIONS AND OTHER SPECIAL CORPORATE TRANSACTIONS
(I.E., TAKEOVERS, SPIN-OFFS, SALES OF ASSETS, REORGANIZATIONS, RESTRUCTURINGS,
AND RECAPITALIZATIONS) ARE PERFORMED ON A CASE-BY-CASE BASIS, INCLUDING
CONSIDERATION OF ISS'S ANALYSIS AND RECOMMENDATIONS WHERE APPLICABLE, SUBJECT
TO REVIEW BY THE GPVSC. AM POLICY IS TO REVIEW AND EVALUATE THE MERITS AND
DRAWBACKS OF THE PROPOSED TRANSACTION, BALANCING VARIOUS AND SOMETIMES
COUNTERVAILING FACTORS INCLUDING:

o  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

                                     II-189

o  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation)
   outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM's policies and procedures.

VII. ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to actively engage with companies on ESG issues and participate in
ESG initiatives. In this context, AM (a) votes "for" increased disclosure on
ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management's recommended vote on other matters related to
ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to
---------
varying degrees across companies, sectors, regions, asset classes and through time).

B.   ESG ISSUES

AM policy is to vote in line with the Coalition for Environmentally Responsible
Economies ("CERES") recommendation on Environmental matters contained in the
CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS' predetermined voting guidelines on CERES
Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to
ISS' analysis and recommendation based on consideration of the following factors:

o  Whether the proposal itself is well framed and reasonable;

o  Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o  Whether the company's analysis and voting recommendation to shareholders is persuasive;

o  The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o  Whether the subject of the proposal is best left to the discretion of the
   Board;

o  Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

o  The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

                                     II-190

o  Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

o  If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or

o  Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations, based on ISS' analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies
---------
in line with the CERES recommendation.

C.   LABOR AND HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies

D.   DIVERSITY AND EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information
---------
made available through filings with the Equal Employment Opportunity Commission
("EEOC") provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the MacBride
   Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of
---------
the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.   HEALTH AND SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

                                     II-191

Rationale: Pricing is an integral part of business for pharmaceutical companies
---------
and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies.

F.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what
---------
products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.

G.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and
---------
industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and
---------
   Management, and not to shareholder mandate.

VIII. MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties
---------
adequately, support for Management's nomination is warranted.

                                     II-192

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit
---------
failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be
---------
switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote "against" transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues
---------
and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote "against" proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable
---------
outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for
Management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in
---------
cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
---------

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote "for" Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
---------

                                     II-193

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow Management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation's Board of
Directors.

Rationale: Corporations should not be liable for costs associated with
---------
shareholder proposals for Directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 ("Investment Company Act").

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered Boards of closed-end investment companies, although AM generally votes "against" staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the US Securities and Exchange
Commission allowing investing Deutsche funds to exceed the limits set forth in
Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and
SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the
----
Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                                     II-194

March 31, 2017

Annual Report

to Shareholders

Deutsche
Real Assets Fund

(formerly Deutsche
Alternative Asset Allocation Fund)

Contents

3
        Letter to Shareholders

5
        Portfolio Management Review

11
        Performance Summary

16
        Consolidated Portfolio Summary

21
        Consolidated Investment Portfolio

29
        Consolidated Statement of Assets and Liabilities

31
        Consolidated Statement of Operations

33
        Statements of Changes in Net Assets

34
        Financial Highlights

40
        Notes to Consolidated Financial Statements

55
        Report of Independent Registered Public Accounting Firm

56
        Information About Your Fund's Expenses

57
        Tax Information

58
        Advisory Agreement Board Considerations and Fee Evaluation

63
        Board Members and Officers

68
        Account Management Resources

This report must be preceded or accompanied by
a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management
Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign
securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall.
Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. There are special risks associated with an investment in real estate, including
REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management
activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY
LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth
year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally
expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have
set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process —
and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights"
section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your
investment needs.

Best regards,

         Brian Binder
President, Deutsche Funds

Assumptions, estimates and opinions contained in
this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio
Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical
and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 15 for more complete performance information.

Investment Process

The investment process starts with top-down allocations
        to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

Despite a difficult start, the world financial markets
produced robust returns in the 12 months ended March 31, 2017. At the beginning of the period, investor sentiment remained under pressure from concerns about weak global growth and the protracted downturn in commodity prices. These worries eventually dissipated as 2016 progressed, and the markets began to gain traction thanks to the highly accommodative global central bank policies and signs that the world economy was picking up steam. Although the United Kingdom’s vote to leave the European Union ("Brexit")
and uncertainty surrounding the U.S. election caused periodic bouts of risk aversion through mid-2016 and into the third quarter, the Republican sweep in November led to significant gains for higher-risk market segments. Hopes for lower taxes, increased infrastructure spending and a reduced regulatory burden fueled an improving economic outlook and hearty investor sentiment. Although the optimism faded somewhat in March on concerns that Washington would become mired in gridlock, sentiment remained well supported by favorable growth trends and a healthy outlook for corporate earnings. Together, these factors led to strong gains for global equities in the 12-month period.

Commodities also rallied off of their lows of early
2016 as the economic expansion led to a healthier supply-and-demand picture for energy and industrial metals, helping commodity-related equities to produce returns that exceed those of the broader world indices. However, bonds and other rate-sensitive investments experienced mixed performance due to the expanding economy and the U.S. Federal Reserve Board's (the Fed) decision to raise interest rates in December and March.

Fund Positioning and Performance

Deutsche Real Assets Fund gained 5.22% in the 12
months ended March 31, 2017. While the fund underperformed the 8.67% return of its custom blended benchmark, the Blended Index
(Real Assets), it outpaced the 3.54% average return for the funds in its Morningstar peer group, Multialternative.

On April 26, 2016, the investment objective and strategy
for Deutsche Alternative Asset Allocation Fund changed and the fund was renamed Deutsche Real Assets Fund. As part of this shift, it moved from a "fund of funds" to a portfolio of individual stocks and fixed-income securities. In managing the fund, we strive to capture the upside potential of real assets while also managing downside risk through an active, diversified approach. We seek to achieve this via an investment process that combines top-down strategic and tactical allocations with fundamental bottom-up security selection. To construct the portfolio’s top-down allocations, we analyze economic conditions to ascertain whether growth is accelerating or decelerating, and whether inflation is rising or falling. Since real-asset sectors and subsectors exhibit distinct return characteristics under various combinations of these factors, this aspect of our process helps us determine the optimal positioning among the major areas in which we invest, including infrastructure stocks, real estate investment trusts
(REITs), commodities (both futures and natural resources equities) and Treasury Inflation-Protected Securities (TIPS). The bottom-up part of our strategy seeks to complement the fund’s top-down positioning by identifying securities we believe are most likely to outperform within the major investment segments.

This approach enabled the fund to participate in
the positive returns of the real assets category. However, the fund fell short of the benchmark due in part to its defensive positioning in the early stages of the rally in risk assets. The performance and positioning of the fund's major investment segments during the period was as follows:

Infrastructure stocks:
After experiencing weak performance in mid-2016, this category staged a strong recovery in the second half of the period due to the improving global economy and the prospects of rising infrastructure spending in the United States.
We began the period with a defensive posture via overweight positions in utilities and tower companies, with a corresponding underweight in oil- and gas-related infrastructure stocks. We subsequently moved to a more offensive stance by reducing the portfolio’s weighting in utilities and raising its allocation to energy-related investments. This shift enabled us to capture a larger portion of the rally in the infrastructure sector that occurred from mid-December onward. Our overall weighting in infrastructure stocks remained steady at about 35% to 40% of assets, which reflects our favorable long-term view on the group.

"We continued to employ a dynamic and flexible approach, together with the combination of top-down and bottom-up analysis, in an effort to capitalize on the broad range of opportunities in the real-assets category."

While our infrastructure portfolio generated a positive
absolute return, we lost some relative performance from individual stock selection. Notable detractors included the Europe-based utilities Enagas SA and Snam SpA, as well as the Chinese stocks Beijing Enterprises Holdings Ltd.* and China Merchants Port Holdings
Co. Ltd.*

REITs:
Real estate investment trusts delivered solid 12-month returns. After losing ground in mid-2016 due to concerns about rising interest rates, the sector subsequently recovered as investors grew more comfortable with the path of
Fed policy and returned their attention to fundamentals. The fund’s real estate portfolio outpaced the broader asset class due to an overweight position in non-U.S. REITs, which outperformed, as well as our individual security selection. Notable contributors included U.S.-based CoreSite Realty Corp. and the Hong Kong real estate company Hang Lung Properties Limited.

The fund’s REIT weighting fluctuated in a range
of about 27% to 32% of assets. The REIT portfolio was allocated roughly 50-50 to the United States and international markets as of March 31, 2017, but we varied the weighting throughout the course of the year to capitalize on value opportunities as they emerged. At the sector level, we closed the reporting period with overweights in data-center and health care REITs, but we were underweight in the lagging retail-and-mall-related segment. Outside of the United States, we have found some of the most compelling opportunities among Hong Kong–based property companies and Singapore-based developers.

Commodities:
The fund’s commodity exposure increased throughout the course of the year, reflecting the backdrop of accelerating growth and rising inflation. Whereas our overall weighting (which includes both futures and equities) stood at about 17% at the end of April 2016, it gradually rose to a level slightly over 23% at the close of the period. Within the commodity allocation, we shifted from an emphasis on futures in the first half of the period to a heavier weighting in equities in the second half. This move had a favorable impact on overall results, but our gradual approach prevented the fund from fully participating in the early stages of the rally in commodity stocks.

Selection within the commodity equity portfolio had
a positive effect on results, highlighted by our positions in several chemicals stocks that were in merger and acquisition talks, including Syngenta AG, Akzo Nobel NV and Dow Chemical Co. Our investments in the mining stocks Lundin Mining Corp. and Glencore
PLC also added value, but a position in Newmont Mining Corp. detracted.

TIPS:
Since Treasury Inflation-Protected Securities can help protect capital in difficult markets, we view them as a way to offset the risks inherent in the fund’s equity exposure. Upon taking over as managers, we established a
17% allocation to TIPS based on the cautious view we held at that time. We later reduced the weighting from about 8% of assets at the end of the third quarter to approximately 5% at the end of 2016, and it remained near that level through the end of March
2017. These shifts worked well, as they cushioned the effect of stock-market volatility early in the period and enabled the fund to take advantage of the stronger performance for risk assets that occurred thereafter.

Outlook

Although the fund’s positioning at the end
of March reflected the backdrop of accelerating growth and rising inflation, we remained on the lookout for signals that would indicate a change in positioning was warranted. We continued to employ a dynamic and flexible approach, together with the combination of top-down and bottom-up analysis, in an effort to capitalize on the broad range of opportunities in the real-assets category.

* Not held in the portfolio as of March 31, 2017.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the
fund in 2015.

—
Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September
2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

—
Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

—
BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the
fund in 2016.

—
Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

—
Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

—
Investment industry experience began in 1999.

—
BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the fund. Began managing the
fund in 2016.

—
Joined Deutsche Asset Management in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

—
Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

—
BS, Miami University.

The views expressed reflect those of the portfolio
management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Blended Index (Real Assets) is composed
of 30% in the DJ Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index,
10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index, 7.5% in the MSCI World Energy Index, and 7.5% in
the MSCI World Materials Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index (formerly known as Dow Jones UBS Commodity Index) is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. MSCI World Energy Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries.
All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).
MSCI World Materials Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard (GICS®).
The Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly traded U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. On April 26, 2016, the Blended Index (Real Assets Fund) was added as the sole additional comparative index. The Advisor believes the Blended Index (Real Assets Fund) provides additional comparative performance information and represents the fund’s overall investment strategy.

The Morningstar Multialternative category
consists of funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies.

Overweight means the fund holds a higher weighting
in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate
both a stock’s total return and its weighting in the fund.

Performance
Summary March 31, 2017 (Unaudited)

Class A
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 3/31/17

Unadjusted for Sales Charge
5.22%
1.41%
1.56%

Adjusted for the Maximum Sales Charge (max 5.75% load)
–0.83%
0.22%
0.94%

MSCI World Index†
14.77%
9.37%
3.93%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†
1.48%
0.97%
4.26%

Blended Index (Real Assets Fund)†
8.67%
4.05%
2.90%

Bloomberg Barclays U.S. Aggregate Bond Index†
0.44%
2.34%
4.41%

S&P 500® Index†
17.17%
13.30%
7.31%

Blended Index (AAA Fund)†
10.33%
7.36%
4.42%

Class C
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 3/31/17

Unadjusted for Sales Charge
4.47%
0.66%
0.76%

Adjusted for the Maximum Sales Charge (max 1.00% CDSC)
4.47%
0.66%
0.76%

MSCI World Index†
14.77%
9.37%
3.93%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†
1.48%
0.97%
4.26%

Blended Index (Real Assets Fund)†
8.67%
4.05%
2.90%

Bloomberg Barclays U.S. Aggregate Bond Index†
0.44%
2.34%
4.41%

S&P 500® Index†
17.17%
13.30%
7.31%

Blended Index (AAA Fund)†
10.33%
7.36%
4.42%

Class R
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 3/31/17

No Sales Charges
4.95%
1.22%
0.74%

MSCI World Index†
14.77%
9.37%
3.93%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†
1.48%
0.97%
4.26%

Blended Index (Real Assets Fund)†
8.67%
4.05%
2.90%

Bloomberg Barclays U.S. Aggregate Bond Index†
0.44%
2.34%
4.41%

S&P 500® Index†
17.17%
13.30%
7.31%

Blended Index (AAA Fund)†
10.33%
7.36%
4.42%

Class R6

1-Year
Life of Class**

Average Annual Total Returns as of 3/31/17

No Sales Charges

5.59%
–0.74%

MSCI World Index†

14.77%
4.64%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†

1.48%
0.97%

Blended Index (Real Assets Fund)†

8.67%
0.14%

Bloomberg Barclays U.S. Aggregate Bond Index†

0.44%
2.34%

S&P 500® Index†

17.17%
13.30%

Blended Index (AAA Fund)†

10.33%
4.03%

Class S
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 3/31/17

No Sales Charges
5.30%
1.58%
1.73%

MSCI World Index†
14.77%
9.37%
3.93%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†
1.48%
0.97%
4.26%

Blended Index (Real Assets Fund)†
8.67%
4.05%
2.90%

Bloomberg Barclays U.S. Aggregate Bond Index†
0.44%
2.34%
4.41%

S&P 500® Index†
17.17%
13.30%
7.31%

Blended Index (AAA Fund)†
10.33%
7.36%
4.42%

Institutional Class
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 3/31/17

No Sales Charges
5.61%
1.76%
1.83%

MSCI World Index†
14.77%
9.37%
3.93%

Bloomberg Barclays US Treasury Inflation Notes Total Return Index†
1.48%
0.97%
4.26%

Blended Index (Real Assets Fund)†
8.67%
4.05%
2.90%

Bloomberg Barclays U.S. Aggregate Bond Index†
0.44%
2.34%
4.41%

S&P 500® Index†
17.17%
13.30%
7.31%

Blended Index (AAA Fund)†
10.33%
7.36%
4.42%

Performance in the Average Annual Total Returns
table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated
in the fee table of the prospectus dated August 1, 2016 are 1.38%, 2.11%, 1.76%, 1.00%, 1.20% and 1.08% for Class A, Class C,
Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses
and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction
of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior
to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the Deutsche Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Prior to April 26, 2016, the Fund was known as
the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.

Generally accepted accounting principles require
adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

■ Deutsche
        Real Assets Fund — Class A

■ MSCI
        World Index†

■ Bloomberg
        Barclays U.S. Treasury Inflation Note Total Return Index†

■ Blended
        Index (Real Assets Fund)†

■ Bloomberg
        Barclays U.S. Aggregate Bond Index†

■ S&P
        500 Index†

■ Blended
        Index (AAA Fund)†

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment
is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based
on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July
31, 2007.

** Class R6 shares commenced operations
on November 28, 2014.

† The Morgan Stanley Capital International
(MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe,
Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the
London close foreign exchange rates.

The Bloomberg Barclays U.S. Treasury Inflation Notes
Total Return Index includes all publicly traded U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Blended Index (Real Assets Fund) is composed
of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity
Index, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index, 7.5% in the MSCI World Energy Index, and
7.5% in the MSCI World Materials Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index (formerly known as Dow Jones UBS Commodity Index) is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. MSCI World Energy Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries.
All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).
MSCI World Materials Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard (GICS®).

The Bloomberg Barclays U.S. Aggregate Bond Index
is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

On April 26, 2016, the comparative broad-based market
indexes changed from the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Standard & Poor’s
500 Index to the MSCI World Index and Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index because the Advisor believes the MSCI World Index and the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index more closely reflect the Fund’s investment strategies. On April 26, 2016, the Blended Index (Real Assets Fund) replaced the Blended Index (AAA Fund) as the sole additional comparative index. The Advisor believes the Blended Index (Real Assets Fund) provides additional comparative performance information and represents the Fund’s overall investment strategy.

The Standard & Poor's 500 (S&P 500) Index
is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index (AAA Fund) consists of 70% in the
MSCI World Index and 30% in the Bloomberg Barclays U.S. Aggregate Bond Index.

Class A
Class C
Class R
Class R6
Class S
Institutional Class

Net Asset Value

3/31/17
$ 8.88
$ 8.82
$ 8.94
$ 8.82
$ 8.81
$ 8.82

3/31/16
$ 8.56
$ 8.53
$ 8.62
$ 8.50
$ 8.50
$ 8.50

Distribution Information as of 3/31/17

Income Dividends, Twelve Months
$ .12
$ .09
$ .11
$ .15
$ .14
$ .15

Consolidated
Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at March 31, 2017 (18.6% of Net Assets)
Country
Percent

         1. Crown Castle International Corp.
Provider of wireless infrastructure
United States
2.9%

         2. American Tower Corp.
         Operator and developer of wireless communications
and broadcast towers
United States
2.6%

         3. Sempra Energy
         Provider of electric and natural gas products and
services
United States
2.0%

         4. Pembina Pipeline Corp.
Transports, stores and markets petroleum products
Canada
2.0%

         5. Cheniere Energy, Inc.
Develops liquefied natural gas terminals
United States
1.8%

         6. Kinder Morgan, Inc
Operator of natural gas and products pipelines
United States
1.6%

         7. Infraestructura Energetica Nova SAB de CV
Owns electric and natural gas utilities
Mexico
1.5%

         8. Inter Pipeline Ltd.
         Owns and operates several crude oil feeder pipeline
systems
Canada
1.4%

         9. Welltower, Inc.
         Invests in assisted living facilities, including
housing and medical facilities for senior citizens
United States
1.4%

         10. Waste Management, Inc.
Provider of comprehensive waste management services
United States
1.4%

Consolidated portfolio holdings and characteristics
        are subject to change.

For more complete details about the fund's consolidated
        investment portfolio, see page 21. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the
        Account Management Resources section on page 68 for contact information.

Consolidated
Investment Portfolio

as of March 31, 2017

Shares
Value ($)

Common Stocks 82.2%

Consumer Staples 0.6%

Food Products

Bunge Ltd.
16,523
1,309,613

Energy 13.7%

Oil, Gas & Consumable Fuels

Antero Midstream Partners LP
30,300
1,004,748

Cheniere Energy, Inc.*
76,387
3,610,814

Concho Resources, Inc.*
7,342
942,272

Enagas SA
75,169
1,952,633

Enbridge Energy Management LLC*
74,529
1,372,824

EOG Resources, Inc.
10,801
1,053,638

Inter Pipeline Ltd.
140,940
2,970,672

Kinder Morgan, Inc.
148,339
3,224,890

Marathon Petroleum Corp.
25,134
1,270,272

Pembina Pipeline Corp.
128,635
4,076,158

Snam SpA
500,635
2,165,150

Suncor Energy, Inc.
33,436
1,026,576

TOTAL SA
24,613
1,244,983

Veresen, Inc.
202,167
2,234,729

28,150,359

Health Care 0.5%

Health Care Providers & Services

Chartwell Retirement Residences (Units)
88,067
1,032,421

Industrials 12.4%

Commercial Services & Supplies 1.4%

Waste Management, Inc.
39,024
2,845,630

Construction & Engineering 2.0%

Ferrovial SA
110,446
2,210,374

VINCI SA
24,400
1,934,023

4,144,397

Machinery 0.5%

Kubota Corp.
63,200
948,596

Road & Rail 3.8%

Canadian National Railway Co.
31,027
2,290,191

Canadian Pacific Railway Ltd.
18,699
2,747,257

Union Pacific Corp.
25,562
2,707,527

7,744,975

Transportation Infrastructure 4.7%

Flughafen Zuerich AG (Registered)
5,701
1,215,158

Japan Airport Terminal Co., Ltd.
41,724
1,448,516

Sydney Airport (Units)
496,963
2,570,431

Transurban Group (Units)
282,263
2,516,622

Zhejiang Expressway Co., Ltd. "H"
1,448,000
1,893,030

9,643,757

Information Technology 0.6%

IT Services

InterXion Holding NV*
30,041
1,188,422

Materials 7.4%

Chemicals 4.7%

Akzo Nobel NV
19,407
1,609,274

Celanese Corp. "A"
23,090
2,074,637

Dow Chemical Co.
32,060
2,037,092

Monsanto Co.
13,500
1,528,200

Syngenta AG (Registered)
5,207
2,298,223

9,547,426

Construction Materials 0.8%

Vulcan Materials Co.
13,532
1,630,335

Metals & Mining 1.9%

First Quantum Minerals Ltd.
50,155
532,910

Fresnillo PLC
26,500
516,621

Glencore PLC*
331,524
1,300,720

Lundin Mining Corp.
197,957
1,114,936

Newmont Mining Corp.
15,107
497,927

3,963,114

Real Estate 36.6%

Equity Real Estate Investment Trusts (REITs) 29.5%

Agree Realty Corp.
21,417
1,027,159

Alexandria Real Estate Equities, Inc.
11,900
1,315,188

American Homes 4 Rent "A",
26,827
615,948

American Tower Corp.
43,658
5,306,193

Apartment Investment & Management Co. "A"
15,403
683,123

Brixmor Property Group, Inc.
72,893
1,564,284

CoreSite Realty Corp.
21,541
1,939,767

Crown Castle International Corp.
62,557
5,908,509

CubeSmart
96,151
2,496,080

DiamondRock Hospitality Co.
87,707
977,933

DuPont Fabros Technology, Inc.
44,633
2,213,350

Essex Property Trust, Inc.
4,788
1,108,566

Frasers Logistics & Industrial Trust
2,227,900
1,568,775

Gecina SA
11,051
1,499,587

GGP, Inc.
56,314
1,305,359

Global One Real Estate Investment Corp.
139
490,676

Great Portland Estates PLC
206,518
1,685,733

Healthcare Trust of America, Inc. "A"
33,528
1,054,791

Host Hotels & Resorts, Inc.
71,922
1,342,065

Investa Office Fund
280,271
1,017,103

Invitation Homes, Inc.*
28,457
621,216

Japan Real Estate Investment Corp.
189
1,001,617

Klepierre
34,043
1,324,120

Land Securities Group PLC
117,323
1,556,667

Lexington Realty Trust
155,399
1,550,882

Link REIT
239,738
1,679,693

Mapletree Commercial Trust
1,237,600
1,353,632

Merlin Properties Socimi SA
87,849
982,157

Mirvac Group
921,849
1,542,400

Pennsylvania Real Estate Investment Trust
34,194
517,697

Prologis, Inc.
33,678
1,747,215

Public Storage
9,112
1,994,708

Sabra Health Care REIT, Inc.
26,565
741,960

Segro PLC
203,640
1,163,952

Simon Property Group, Inc.
6,244
1,074,155

Sunstone Hotel Investors, Inc.
62,223
953,879

Vornado Realty Trust
11,674
1,171,019

Welltower, Inc.
41,000
2,903,620

Weyerhaeuser Co.
46,000
1,563,080

60,563,858

Real Estate Management & Development 7.1%

BUWOG AG
52,815
1,332,513

CapitaLand Ltd.
339,000
879,701

City Developments Ltd.
301,400
2,197,720

Fabege AB
128,827
2,048,718

First Capital Realty, Inc.
54,263
817,301

Hang Lung Properties Ltd.
476,788
1,239,287

Mitsui Fudosan Co., Ltd.
78,438
1,672,611

NTT Urban Development Corp.
169,000
1,466,397

PSP Swiss Property AG (Registered)
4,305
391,754

Sino Land Co., Ltd.
837,213
1,467,264

Sun Hung Kai Properties Ltd.
69,400
1,019,814

14,533,080

Utilities 10.4%

Electric Utilities 1.3%

Eversource Energy
45,905
2,698,296

Gas Utilities 4.6%

ENN Energy Holdings Ltd.
394,162
2,218,952

Hong Kong & China Gas Co., Ltd.
875,000
1,749,662

Infraestructura Energetica Nova SAB de CV
662,494
3,165,223

Toho Gas Co., Ltd.
113,000
798,805

Tokyo Gas Co., Ltd.
336,844
1,532,787

9,465,429

Multi-Utilities 2.6%

National Grid PLC
93,135
1,182,642

Sempra Energy
37,249
4,116,014

5,298,656

Water Utilities 1.9%

Severn Trent PLC
71,197
2,124,810

United Utilities Group PLC
138,520
1,724,237

3,849,047

Total Common Stocks (Cost $161,216,000)
168,557,411

Exchange-Traded Funds 1.8%

iShares Global Materials ETF
25,900
1,533,539

SPDR S&P Global Natural Resources ETF
48,309
2,054,099

Total Exchange-Traded Funds (Cost $3,330,651)
3,587,638

    Principal
Amount ($)
Value ($)

Government & Agency Obligations 9.6%

U.S. Treasury Obligations

U.S. Treasury Inflation-Indexed Bonds:

1.375%, 2/15/2044
920,300
1,014,635

2.5%, 1/15/2029
1,061,303
1,297,514

U.S. Treasury Inflation-Indexed Notes:

0.125%, 4/15/2018
1,510,900
1,523,608

0.125%, 4/15/2019
1,287,740
1,306,649

0.125%, 1/15/2023
1,728,942
1,727,891

0.125%, 7/15/2024
1,855,874
1,838,556

0.625%, 7/15/2021
1,166,446
1,209,879

0.625%, 1/15/2024
898,003
919,283

U.S. Treasury Notes:

0.75%, 2/28/2018
2,755,000
2,747,253

0.875%, 8/15/2017
3,222,000
3,221,987

1.125%, 6/15/2018
2,760,000
2,759,677

Total Government & Agency Obligations (Cost $19,577,143)
19,566,932

Short-Term U.S. Treasury Obligations 4.7%

U.S. Treasury Bills:

0.44%**, 4/13/2017
1,537,000
1,536,691

0.458%**, 6/22/2017
718,000
716,800

0.473%**, 4/13/2017
764,000
763,846

0.498%**, 4/13/2017
330,000
329,934

0.5%**, 4/13/2017
113,000
112,977

0.505%**, 4/13/2017
104,000
103,979

0.51%**, 4/13/2017
84,000
83,983

0.52%**, 6/22/2017
1,108,000
1,106,147

0.525%**, 6/22/2017
16,000
15,973

0.53%**, 6/22/2017
96,000
95,839

0.545%**, 6/22/2017
1,000,000
998,328

0.64%**, 10/12/2017
1,490,000
1,482,908

0.645%**, 10/12/2017
1,111,000
1,105,712

0.65%**, 10/12/2017
69,000
68,672

0.653%**, 10/12/2017
80,000
79,619

0.655%**, 10/12/2017
67,000
66,681

0.663%**, 10/12/2017
109,000
108,481

0.71%**, 4/13/2017
305,000
304,939

0.735%**, 1/4/2018
73,000
72,470

0.748%**, 1/4/2018
44,000
43,681

0.77%**, 6/22/2017
299,000
298,500

0.78%**, 1/4/2018
95,000
94,311

0.885%**, 10/12/2017
92,000
91,562

Total Short-Term U.S. Treasury Obligations (Cost $9,687,704)
9,682,033

Shares
Value ($)

Cash Equivalents 0.9%

Deutsche Central Cash Management Government Fund, 0.74% (a) (Cost $1,925,800)
1,925,800
1,925,800

% of Net Assets
Value ($)

Total Consolidated Investment Portfolio (Cost $195,737,298)†
99.2
203,319,814

Other Assets and Liabilities, Net
0.8
1,732,664

Net Assets
100.0
205,052,478

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon
rate.

† The cost for federal income tax
purposes was $198,173,899. At March 31, 2017, net unrealized appreciation for all securities based on tax cost was $5,145,915.
This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,964,090 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,818,175.

(a) Affiliated fund managed by Deutsche Investment
Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

In the Consolidated Investment Portfolio, the Fund
classifies common stock based on the Global Industry Classification Standard. These classifications may differ from the asset allocation classifications in the Consolidated Portfolio Summary.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At March 31, 2017, open futures contracts purchased
were as follows:

Futures
Currency
Expiration Date
Contracts
Notional Value ($)
    Unrealized Appreciation/
(Depreciation) ($)

Brent Crude Oil Futures
USD
9/29/2017
27
1,462,590
(76,464)

Coffee C Futures
USD
9/19/2017
15
810,000
(45,694)

Copper Futures
USD
9/27/2017
37
2,481,313
(107,930)

Corn Futures
USD
9/14/2017
26
493,025
8,034

Cotton No. 2 Futures
USD
12/6/2017
14
518,630
(6,069)

Gasoline RBOB Futures
USD
10/31/2017
7
437,266
(16,751)

Gold 100 oz. Futures
USD
8/29/2017
16
2,007,200
(11,580)

Lean Hogs Futures
USD
10/13/2017
28
725,480
(38,455)

Live Cattle Futures
USD
6/30/2017
37
1,640,950
83,481

LME Primary Aluminium Futures
USD
5/15/2017
27
1,322,494
56,194

LME Primary Aluminium Futures
USD
9/18/2017
26
1,280,013
54,677

Natural Gas Futures
USD
8/29/2017
19
630,420
23,954

Nickel Futures
USD
5/15/2017
9
539,838
(9,426)

Silver Futures
USD
9/27/2017
25
2,300,000
33,391

Soybean Futures
USD
11/14/2017
20
954,000
(17,895)

Soybean Meal Futures
USD
7/14/2017
13
405,340
(9,496)

Sugar Futures
USD
6/30/2017
40
756,224
(94,668)

WTI Light Sweet Crude Oil Futures
USD
10/20/2017
14
728,420
25,241

Zinc Futures
USD
9/18/2017
33
2,291,850
(101,048)

Total
21,785,053
(250,504)

At March 31, 2017, open futures contracts sold were
as follows:

Futures
Currency
Expiration Date
Contracts
Notional Value ($)
    Unrealized Appreciation/
(Depreciation) ($)

LME Primary Aluminium Futures
USD
5/15/2017
27
1,322,494
(59,658)

LME Primary Aluminium Futures
USD
9/18/2017
5
246,156
(2,500)

Zinc Futures
USD
9/18/2017
3
208,350
3,394

Total
1,777,000
(58,764)

For information on the Fund's policy and additional
disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated
Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value
of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as
of March 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets
Level 1
Level 2
Level 3
Total

Common Stocks

Consumer Staples
$ 1,309,613
$ —
$ —
$ 1,309,613

Energy
28,150,359
—
—
28,150,359

Health Care
1,032,421
—
—
1,032,421

Industrials
25,327,355
—
—
25,327,355

Information Technology
1,188,422
—
—
1,188,422

Materials
15,140,875
—
—
15,140,875

Real Estate
75,096,938
—
—
75,096,938

Utilities
21,311,428
—
—
21,311,428

Exchange-Traded Funds
3,587,638
—
—
3,587,638

Government & Agency Obligations
19,566,932
—
—
19,566,932

Short-Term U.S. Treasury Obligations
9,682,033
—
—
9,682,033

Short-Term Investments
1,925,800
—
—
1,925,800

Derivatives (b)

Futures Contracts
288,366
—
—
288,366

Total
$ 203,608,180
$ —
$ —
$ 203,608,180

Liabilities
Level 1
Level 2
Level 3
Total

Derivatives (b)

Futures Contracts
$ (597,634)
$ —
$ —
$ (597,634)

Total
$ (597,634)
$ —
$ —
$ (597,634)

There have been no transfers between fair value measurement
levels during the year ended March 31, 2017.

(b) Derivatives include unrealized appreciation (depreciation)
on open futures contracts.

The accompanying notes are an integral part of the
financial statements.

Consolidated Statement of Assets and Liabilities

as of March 31, 2017

Assets

         Investments:
         Investments in non-affiliated securities, at value
(cost $193,811,498)
$ 201,394,014

Investments in Deutsche Central Cash Management Government Fund, at value (cost $1,925,800)
1,925,800

Total investments in securities, at value (cost $195,737,298)
203,319,814

Foreign currency, at value (cost $481,835)
480,209

Deposit with broker for futures contracts
1,181,846

Receivable for Fund investments sold
256,627

Receivable for Fund shares sold
1,643,595

Dividends receivable
443,299

Interest receivable
27,806

Foreign taxes recoverable
9,355

Other assets
20,730

Total assets
207,383,281

Liabilities

Cash overdraft
67,941

Payable for Fund shares redeemed
1,751,559

Payable for variation margin on futures contracts
71,475

Accrued management fee
81,372

Accrued Trustees' fees
2,803

Other accrued expenses and payables
355,653

Total liabilities
2,330,803

Net assets, at value
$ 205,052,478

Net Assets Consist of

Undistributed net investment income
1,603,707

         Net unrealized appreciation (depreciation) on:
Investments
7,582,516

Futures
(309,268)

Foreign currency
(749)

Accumulated net realized gain (loss)
(95,824,155)

Paid-in capital
292,000,427

Net assets, at value
$ 205,052,478

The accompanying notes are an integral part of the
financial statements.

Consolidated Statement of Assets and Liabilities as of March 31, 2017 (continued)

Net Asset Value

         Class A
         Net Asset Value and redemption price per share
        ($62,557,849 ÷ 7,042,561 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.88

Maximum offering price per share (100 ÷ 94.25 of $8.88)
$ 9.42

Class C

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($39,715,278 ÷ 4,501,868 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.82

         Class R
         Net Asset Value, offering and redemption price
        per share ($2,311,504 ÷ 258,634 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.94

         Class R6
         Net Asset Value, offering and redemption price
        per share ($21,999 ÷ 2,494 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.82

         Class S
         Net Asset Value, offering and redemption price
        per share ($55,608,076 ÷ 6,310,459 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.81

         Institutional Class
         Net Asset Value, offering and redemption price
        per share ($44,837,772 ÷ 5,086,176 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.82

The accompanying notes are an integral part of the
financial statements.

Consolidated Statement of Operations

for the year ended March 31, 2017

Investment Income

Dividends (net of foreign taxes withheld of $212,574)
$ 4,157,477

Interest
611,544

Income distributions — Deutsche Central Cash Management Government Fund
73,866

Other income
23,721

Total income
4,866,608

         Expenses:
Management fee
1,562,931

Administration fee
207,076

Services to shareholders
274,266

Distribution and service fees
698,060

Custodian fee
30,251

Professional fees
138,947

Reports to shareholders
60,594

Registration fees
87,159

Trustees' fees and expenses
12,088

Other
21,905

Total expenses before expense reductions
3,093,277

Expense reductions
(444,646)

Total expenses after expense reductions
2,648,631

Net investment income
2,217,977

Realized and Unrealized Gain (Loss)

         Net realized gain (loss) from:
Sale of affiliated Underlying Funds
24,261,211

Sale of non-affiliated Underlying Funds
(539,132)

Investments
(1,895,064)

Capital gain dividends received
342,295

Futures
76,618

Foreign currency
(511,678)

21,734,250

         Change in net unrealized appreciation (depreciation):
Affiliated Underlying Funds
(21,755,898)

Non-affiliated Underlying Funds
857,843

Investments
7,325,529

Futures
(309,268)

Foreign currency
(749)

(13,882,543)

Net gain (loss)
7,851,707

Net increase (decrease) in net assets resulting from operations
$ 10,069,684

The accompanying notes are an integral part of the
financial statements.

Statements of Changes in Net
Assets

Increase (Decrease) in Net Assets
Years Ended March 31,

2017 (Consolidated)
2016

         Operations:
Net investment income
$ 2,217,977
$ 5,866,603

Net realized gain (loss)
21,734,250
(31,481,219)

Change in net unrealized appreciation (depreciation)
(13,882,543)
(11,200,746)

Net increase (decrease) in net assets resulting from operations
10,069,684
(36,815,362)

         Distributions to shareholders from:
         Net investment income:
Class A
(1,059,099)
(2,138,650)

Class C
(590,557)
(1,005,806)

Class R
(37,366)
(51,619)

Class R6
(10,851)
(19,793)

Class S
(746,315)
(1,955,080)

Institutional Class
(516,448)
(1,532,609)

Total distributions
(2,960,636)
(6,703,557)

         Fund share transactions:
Proceeds from shares sold
77,434,790
65,412,213

Reinvestment of distributions
2,795,152
6,322,472

Payments for shares redeemed
(111,902,546)
(328,498,554)

Net increase (decrease) in net assets from Fund share transactions
(31,672,604)
(256,763,869)

Increase (decrease) in net assets
(24,563,556)
(300,282,788)

Net assets at beginning of year
229,616,034
529,898,822

Net assets at end of period (including undistributed net investment income of $1,603,707 and $2,462,042, respectively)
$ 205,052,478
$ 229,616,034

The accompanying notes are an integral part of the
financial statements.

Financial Highlights

Class A

Years Ended March 31,

2017 (Consolidated)
2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 8.56
$ 9.36
$ 9.56
$ 9.53
$ 9.13

         Income (loss) from investment operations:
Net investment income[a]
.10
.14
.19
.13
.20

Net realized and unrealized gain (loss)
.34
(.76)
(.11)
.03
.40

Total from investment operations
.44
(.62)
.08
.16
.60

         Less distributions from:
Net investment income
(.12)
(.18)
(.28)
(.13)
(.20)

Net asset value, end of year
$ 8.88
$ 8.56
$ 9.36
$ 9.56
$ 9.53

Total Return (%)[b,c,d]
5.22
(6.63)
.76
1.68
6.57

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
63
79
158
197
238

Ratio of expenses before expense reductions (%)[e]
1.41
.78
.73
.76
.75

Ratio of expenses after expense reductions (%)[e]
1.17
.57
.57
.57
.52

Ratio of net investment income (%)
1.17
1.61
2.02
1.35
2.17

Portfolio turnover rate (%)
222
51
39
41
30

[a] Based on average shares outstanding
        during the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

Class C

Years Ended March 31,

2017 (Consolidated)
2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 8.53
$ 9.33
$ 9.53
$ 9.48
$ 9.09

         Income (loss) from investment operations:
Net investment income (loss)[a]
.04
.07
.12
.06
.13

Net realized and unrealized loss
.34
(.76)
(.12)
.03
.39

Total from investment operations
.38
(.69)
—
.09
.52

         Less distributions from:
Net investment income
(.09)
(.11)
(.20)
(.04)
(.13)

Net asset value, end of year
$ 8.82
$ 8.53
$ 9.33
$ 9.53
$ 9.48

Total Return (%)[b,c,d]
4.47
(7.37)
(.01)
.94
5.78

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
40
61
103
119
155

Ratio of expenses before expense reductions (%)[e]
2.16
1.51
1.47
1.51
1.49

Ratio of expenses after expense reductions (%)[e]
1.92
1.32
1.31
1.32
1.28

Ratio of net investment income (%)
.44
.83
1.30
.60
1.45

Portfolio turnover rate (%)
222
51
39
41
30

[a] Based on average shares outstanding
        during the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

Class R

Years Ended March 31,

2017 (Consolidated)
2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of year
$ 8.62
$ 9.42
$ 9.62
$ 9.59
$ 9.17

         Income (loss) from investment operations:
Net investment income (loss)[a]
.08
.13
.18
.11
.20

Net realized and unrealized loss
.35
(.77)
(.12)
.02
.39

Total from investment operations
.43
(.64)
.06
.13
.59

         Less distributions from:
Net investment income
(.11)
(.16)
(.26)
(.10)
(.17)

Net asset value, end of year
$ 8.94
$ 8.62
$ 9.42
$ 9.62
$ 9.59

Total Return (%)[b,c]
4.95
(6.77)
.55
1.52
6.39

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
2
3
3
3
2

Ratio of expenses before expense reductions (%)[d]
1.78
1.16
1.13
1.13
1.07

Ratio of expenses after expense reductions (%)[d]
1.42
.77
.77
.77
.76

Ratio of net investment income (%)
.96
1.47
1.83
1.15
2.17

Portfolio turnover rate (%)
222
51
39
41
30

[a] Based on average shares outstanding
        during the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

Class R6

Years Ended March 31,
Period Ended 3/31/15[a]

2017 (Consolidated)
2016

Selected Per Share Data

Net asset value, beginning of period
$ 8.50
$ 9.29
$ 9.60

         Income (loss) from investment operations:
Net investment income (loss)[b]
.12
.25
.12

Net realized and unrealized loss
.35
(.83)
(.19)

Total from investment operations
.47
(.58)
(.07)

         Less distributions from:
Net investment income
(.15)
(.21)
(.24)

Net asset value, end of year
$ 8.82
$ 8.50
$ 9.29

Total Return (%)[c,d]
5.59
(6.25)
(.71)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of year ($ millions)
.02
1
.01

Ratio of expenses before expense reductions (%)[e]
1.02
.40
.58*

Ratio of expenses after expense reductions (%)[e]
.86
.22
.21*

Ratio of net investment income (loss) (%)
1.41
2.97
3.73*

Portfolio turnover rate (%)
222
51
39[f]

[a] For the period from November 28, 2014
        (commencement of operations) to March 31, 2015.

[b] Based on average shares outstanding
        during the period.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover
        rate for the year ended March 31, 2015.

* Annualized

** Not annualized

Class S

Years Ended March 31,

2017 (Consolidated)
2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 8.50
$ 9.29
$ 9.49
$ 9.47
$ 9.07

         Income (loss) from investment operations:
Net investment income (loss)[a]
.12
.15
.22
.14
.22

Net realized and unrealized loss
.33
(.75)
(.13)
.02
.40

Total from investment operations
.45
(.60)
.09
.16
.62

         Less distributions from:
Net investment income
(.14)
(.19)
(.29)
(.14)
(.22)

Net asset value, end of year
$ 8.81
$ 8.50
$ 9.29
$ 9.49
$ 9.47

Total Return (%)[b,c]
5.30
(6.44)
.92
1.88
6.74

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
56
55
152
163
259

Ratio of expenses before expense reductions (%)[d]
1.19
.60
.55
.62
.57

Ratio of expenses after expense reductions (%)[d]
1.02
.42
.39
.42
.34

Ratio of net investment income (loss) (%)
1.34
1.70
2.26
1.50
2.42

Portfolio turnover rate (%)
222
51
39
41
30

[a] Based on average shares outstanding
        during the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

Institutional Class

Years Ended March 31,

2017 (Consolidated)
2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 8.50
$ 9.29
$ 9.49
$ 9.47
$ 9.07

         Income (loss) from investment operations:
Net investment income (loss)[a]
.12
.16
.23
.17
.24

Net realized and unrealized loss
.35
(.74)
(.12)
.02
.38

Total from investment operations
.47
(.58)
.11
.19
.62

         Less distributions from:
Net investment income
(.15)
(.21)
(.31)
(.17)
(.22)

Net asset value, end of year
$ 8.82
$ 8.50
$ 9.29
$ 9.49
$ 9.47

Total Return (%)[b,c]
5.61
(6.25)
1.10
2.02
6.87

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
45
31
114
102
44

Ratio of expenses before expense reductions (%)[d]
1.07
.48
.45
.43
.45

Ratio of expenses after expense reductions (%)[d]
.90
.21
.21
.21
.22

Ratio of net investment income (loss) (%)
1.44
1.83
2.45
1.84
2.56

Portfolio turnover rate (%)
222
51
39
41
30

[a] Based on average shares outstanding
        during the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and
        indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested.
        This ratio does not include these indirect fees and expenses.

Notes to Consolidated Financial
Statements

A. Organization and Significant
Accounting Policies

Deutsche Real Assets Fund (formerly Deutsche Alternative
Asset Allocation Fund) (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 26, 2016, the Fund invested in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management
Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying
Funds." On April 26, 2016, the Fund's investment strategy and name changed, and the Fund was restructured from a fund-of-funds
(i.e., a fund investing primarily in other Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments).

The Fund offers multiple classes of shares which
provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains
and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are
prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation.
Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2017, the Fund's investment in the Subsidiary was $20,016,388, representing 9.65% of the Fund's total assets.

The Fund's Investment Portfolio has been consolidated
and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation.
Investments are stated at value determined as of the close of regular trading on the New York Stock
Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value
of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds ("ETFs")
are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.
Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by
independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in mutual funds are valued at the net
asset value per share of each class of the mutual fund and are categorized as Level 1.

Futures contracts are generally valued at the settlement
prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations
are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value
measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency
Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign
currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes.
The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed
by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated.
Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain commodity-linked derivatives
does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned
Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the
Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization
Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.
As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2017, the Fund had a net tax basis capital
loss carryforward of approximately $95,146,000, including $35,481,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2018, the expiration date, whichever occurs first; and approximately $59,665,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($16,917,000) and long-term losses ($42,748,000).

The Fund has reviewed the tax positions for the open
tax years as of March 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of
Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.
The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income
and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures, investment in the
Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2017, the Fund's components of distributable
earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*
$ 2,132,536

Capital loss carryforwards
$ (95,146,300)

Net unrealized appreciation (depreciation) on investments
$ 5,145,915

In addition, the tax character of distributions paid
to shareholders by the Fund is summarized as follows:

Years Ended March 31,

2017
2016

Distributions from ordinary income*
$ 2,960,636
$ 6,703,557

* For tax purposes, short-term capital gain distributions
are considered ordinary income distributions.

Expenses.
Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other
Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies.
In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment
Trusts. The Fund at its fiscal year end recharacterizes distributions received from a
Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories:
ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other.
Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts.
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2017, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is
required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures
contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March
31, 2017 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended March 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $25,397,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately
$1,777,000.

The following tables summarize the value of the Fund's
derivative instruments held as of March 31, 2017 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative
Futures Contracts

Commodity Contracts (a)
$ 288,366

The above derivative is located in the following
        Consolidated Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts
        as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated
        Statement of Assets and Liabilities.

Liability Derivative
Futures Contracts

Commodity Contracts (b)
$ (597,634)

The above derivative is located in the following
        Consolidated Statement of Assets and Liabilities account:

(b) Includes cumulative depreciation of futures contracts
        as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated
        Statement of Assets and Liabilities.

Realized Gain (Loss)
Futures Contracts

Commodity Contracts (c)
$ 76,618

         The above derivative is located in the following
        Consolidated Statement of Operations account:
(c) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)
Futures Contracts

Commodity Contracts (d)
$ (309,268)

         The above derivative is located in the following
        Consolidated Statement of Operations account:
         (d) Change in net unrealized appreciation (depreciation)
on futures

C. Purchases and Sales of Underlying
Funds and Securities

During the year ended March 31, 2017, purchases and
sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $0 and $218,449,821, respectively. Purchases and sales of non-affiliated ETFs (excluding short-term investments and money market funds) aggregated $7,530,562 and $8,846,725, respectively. Purchases and sales of investment securities (excluding short-term investments and money market funds)
aggregated $409,661,840 and $230,985,518, respectively.

D. Related Parties

Management Agreement.
Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA"
or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the
Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Prior to April 26, 2016, the management fee payable
under the Investment Management Agreement was equivalent to the annual rate (exclusive of any applicable waivers/reimbursements)
of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor received management fees from managing the Underlying Deutsche Funds in which the Fund invested.

For the period from April 1, 2016 through April 25,
2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A
.80%

Class C
1.55%

Class R
1.05%

Class R6
.55%

Class S
.65%

Institutional Class
.55%

In addition, for the period from April 1, 2016 through
April 25, 2016, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A
.57%

Class C
1.32%

Class R
.77%

Class R6
.21%

Class S
.42%

Institutional Class
.21%

The Fund indirectly bears its proportionate share
of fees and expenses incurred by the Underlying Funds in which it is invested.

Effective April 26, 2016, shareholders of the Fund
approved a new Investment Management Agreement that reflects a change in the Fund’s management fee structure. Shareholders also approved a sub-advisory agreement (the "Sub-Advisory Agreement") with RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. Under the Sub-Advisory Agreement, RREEF, under the supervision and oversight of DIMA, manages all of the securities and other assets of the Fund. DIMA, not the Fund, pays RREEF for sub-advisory services.

Effective April 26, 2016, under the new Investment
Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s daily net assets
.800%

Over $2 billion of such net assets
.775%

Accordingly, for the period from April 26, 2016 through
March 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund's average daily net assets.

Effective April 26, 2016 through September 30, 2017,
the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A
1.22%

Class C
1.97%

Class R
1.47%

Class R6
.95%

Class S
1.07%

Institutional Class
.95%

For the year ended March 31, 2017, fees waived and/or
expenses reimbursed for each class are as follows:

Class A
$ 171,753

Class C
123,994

Class R
9,997

Class R6
988

Class S
81,289

Institutional Class
56,625

$ 444,646

Administration Fee.
Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration
Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended
March 31, 2017, the Administration Fee was $207,076, of which $17,328 is unpaid.

Service Provider
Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between
DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended
March 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders
Total Aggregated
Unpaid at March 31, 2017

Class A
$ 12,869
$ 3,130

Class C
2,211
557

Class R
740
200

Class R6
58
22

Class S
4,077
1,049

Institutional Class
518
120

$ 20,473
$ 5,078

Distribution and
Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, Deutsche AM Distributors,
Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution
Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and
R shares. For the year ended March 31, 2017, the Distribution Fee was as follows:

Distribution Fee
Total Aggregated
Unpaid at March 31, 2017

Class C
$ 379,796
$ 25,487

Class R
6,938
490

$ 386,734
$ 25,977

In addition, DDI provides information and administrative
services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2017, the Service
Fee was as follows:

Service Fee
Total Aggregated
Unpaid at March 31, 2017
    Annual
Rate

Class A
$ 178,013
$ 38,966
.25%

Class C
126,395
25,623
.25%

Class R
6,918
1,437
.25%

$ 311,326
$ 66,026

Underwriting Agreement
and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2017, aggregated
$2,014.

In addition, DDI receives any contingent deferred
sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2017, the CDSC for the Fund's Class C shares aggregated $648. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2017, DDI received $1,195 for Class A shares.

Typesetting and
Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2017, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $19,022, of which $10,662 is unpaid.

Trustees' Fees and
Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash
Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central
Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor.
Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central
Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV
Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in
Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants")
share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.
The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2017.

F. Share Transactions

The following table summarizes share and dollar activity
in the Fund:

Year Ended March 31, 2017
Year Ended March 31, 2016

Shares
Dollars
Shares
Dollars

Shares sold

Class A
2,509,922
$ 21,788,582
1,604,788
$ 14,035,627

Class C
221,285
1,908,472
385,969
3,433,001

Class R
84,564
742,803
183,036
1,597,920

Class R6
10,162
87,395
153,839
1,299,882

Class S
2,822,552
24,270,223
2,605,776
22,993,653

Institutional Class
3,313,999
28,637,315
2,531,979
22,052,130

$ 77,434,790

$ 65,412,213

Shares issued to shareholders in reinvestment of distributions

Class A
118,430
$ 1,035,542
241,833
$ 2,081,548

Class C
62,359
546,264
106,904
917,983

Class R
4,229
37,366
6,022
51,619

Class R6
1,249
10,851
1,733
14,198

Class S
77,771
672,809
208,804
1,798,760

Institutional Class
57,036
492,320
168,773
1,458,364

$ 2,795,152

$ 6,322,472

Shares redeemed

Class A
(4,842,117)
$ (41,762,426)
(9,481,919)
$ (82,229,717)

Class C
(2,941,935)
(25,332,463)
(4,350,413)
(37,498,817)

Class R
(172,278)
(1,493,375)
(128,552)
(1,116,513)

Class R6
(142,964)
(1,221,035)
(22,593)
(185,454)

Class S
(3,022,472)
(26,053,002)
(12,769,144)
(110,086,947)

Institutional Class
(1,873,884)
(16,040,245)
(11,388,099)
(97,381,106)

$ (111,902,546)

$ (328,498,554)

Net increase (decrease)

Class A
(2,213,765)
$ (18,938,302)
(7,635,298)
$ (66,112,542)

Class C
(2,658,291)
(22,877,727)
(3,857,540)
(33,147,833)

Class R
(83,485)
(713,206)
60,506
533,026

Class R6
(131,553)
(1,122,789)
132,979
1,128,626

Class S
(122,149)
(1,109,970)
(9,954,564)
(85,294,534)

Institutional Class
1,497,151
13,089,390
(8,687,347)
(73,870,612)

$ (31,672,604)

$ (256,763,869)

G. Transactions with Affiliates

Prior to April 26, 2016, the Fund invested in Underlying
Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invested are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended March 31, 2017 is as follows:

Affiliate
Value ($) at 3/31/2016
Purchases Cost ($)
Sales Proceeds ($)
    Realized Gain/
(Loss) ($)
Income Distributions ($)
Capital Gain Distributions ($)
Value ($) at 3/31/2017

Deutsche Enhanced Commodity Strategy Fund
23,513,336
—
24,669,729
(3,414,996)
—
—
—

Deutsche Floating Rate Fund
35,516,088
—
35,901,202
(1,768,375)
—
—
—

Deutsche Global Inflation Fund
71,630,603
—
71,558,613
1,415,388
—
—
—

Deutsche Global Infrastructure Fund
57,210,989
—
58,245,946
20,438,745
—
—
—

Deutsche Global Real Estate Securities Fund
13,410,020
—
13,498,340
7,786,938
—
—
—

Deutsche Real Estate Securities Fund
12,541,658
—
12,463,167
(27,455)
—
—
—

Deutsche Real Estate Securities Income Fund
2,106,262
—
2,112,824
(169,034)
—
—
—

Deutsche Central Cash Management Government Fund
8,716,121
399,582,288
406,372,609
—
73,866
—
1,925,800

Total
224,645,077
399,582,288
624,822,430
24,261,211
73,866
—
1,925,800

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust
and Shareholders of Deutsche Real Assets Fund:

We have audited the accompanying consolidated statement
of assets and liabilities, including the consolidated investment portfolio, of Deutsche Real Assets Fund (formerly Deutsche Alternative
Asset Allocation Fund) (the "Fund") (one of the funds constituting Deutsche Market Trust) as of March 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended March
31, 2016 and the financial highlights for each of the periods ended March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards
of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.
We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements
and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Deutsche
Real Assets Fund (one of the funds constituting Deutsche Market Trust) at March 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets the year then ended, and the changes in net assets for the year ended March 31, 2016, and the financial highlights for each of the periods ended March 31, 2016, in conformity with U.S.
generally accepted accounting principles.

    Boston, Massachusetts
May 25, 2017

Information About Your Fund's
Expenses

As an investor of the Fund, you incur two types of
costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, prior to April 26, 2016, the Fund's shareholders indirectly bore the expense of the Underlying Funds in which the Fund invested. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2016 to March 31, 2017).

The tables illustrate your Fund's expenses in two
ways:

—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—
Hypothetical 5% Fund Return. This helps you to compare your
Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables
are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000"
line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes
A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

    Expenses and Value of a $1,000 Investment
for the six months ended March 31, 2017 (Unaudited)

Actual Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 10/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 3/31/17
$ 1,005.40
$ 1,001.10
$ 1,004.70
$ 1,006.70
$ 1,005.60
$ 1,006.80

Expenses Paid per $1,000*
$ 6.10
$ 9.83
$ 7.35
$ 4.75
$ 5.45
$ 4.95

Hypothetical 5% Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 10/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 3/31/17
$ 1,018.85
$ 1,015.11
$ 1,017.60
$ 1,020.19
$ 1,019.50
$ 1,020.00

Expenses Paid per $1,000*
$ 6.14
$ $9.90
$ 7.39
$ 4.78
$ 5.49
$ 4.99

* Expenses are equal to the Fund's annualized expense
ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Deutsche Real Assets Fund
1.22%
1.97%
1.47%
.95%
1.09%
.99%

** Prior to April 26, 2016, the Fund invested in
other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's
prospectus.

For an analysis of the fees associated with an investment
in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax
Information (Unaudited)

For corporate shareholders, 22% of the ordinary dividends
(i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates
$5,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions
about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations
and Fee Evaluation

The Board of Trustees (hereinafter referred to as
the "Board" or "Trustees") approved the renewal of Deutsche Real Assets Fund’s (the "Fund")
investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA")
in September 2016.

In terms of the process that the Board followed prior
to approving the Agreement, shareholders should know that:

—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent
Trustees").

—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant").
The Board also received extensive information throughout the year regarding performance of the Fund.

—
The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent
Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

—
Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board.
The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the
Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche
AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board
carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance.
In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated
that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance
and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality
and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The
Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance
(Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, in an effort to improve the investment process and potential returns of the Fund, DIMA recommended, and the Board approved, changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a fund-of-funds with a focus on alternative (or non-traditional) investment strategies into a direct investment fund with a focus on investments offering exposure to "real assets." The Board noted that, in connection with these changes, RREEF America L.L.C., an affiliate of DIMA, was appointed as the Fund’s sub-adviser and that, in April 2016, shareholders of the Fund approved a new investment management agreement between the Fund and DIMA and a sub-advisory agreement between DIMA and RREEF America L.L.C. The changes to the Fund took effect in April 2016. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses.
The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions. ("Broadridge") and the
Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net)
operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A
(net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive.
The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board
concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability.
The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche
Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund because it was structured as a fund-of-funds during all of 2015, but did receive such information with respect to the funds in which the Fund previously invested. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.
The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale.
The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to
DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance.
The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the
conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund.
In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information
regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board
Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential
Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served[1]
Business Experience and Directorships During the Past Five Years
Number of Funds in Deutsche Fund Complex Overseen
Other Directorships Held by Board Member

         Keith R. Fox, CFA (1954)
Chairperson since 2017, and Board Member since 1996
Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)
97
—

         Kenneth C. Froewiss (1945)
Vice Chairperson since 2017, Board Member since 2001
Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
97
—

         John W. Ballantine (1946)
Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)
97
Portland General Electric[2] (utility company) (2003– present)

         Henry P. Becton, Jr. (1943)
Board Member since 1990
Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)
97
—

         Dawn-Marie Driscoll (1946)
Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
97
—

         Paul K. Freeman (1950)
Board Member since 1993
Consultant, World Bank/Inter-American Development Bank; formerly, Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International
97
—

         Richard J. Herring (1946)
Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)
97
Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)

         William McClayton (1944)
Board Member since 2004
Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival
97
—

         Rebecca W. Rimel (1951)
Board Member since 1995
President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)
97
Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

         William N. Searcy, Jr. (1946)
Board Member since 1993
Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)
97
—

         Jean Gleason Stromberg (1943)
Board Member since 1997
Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)
97
—

Officers[4]

Name, Year of Birth, Position with the Fund and Length of Time Served[5]
Business Experience and Directorships During the Past Five Years

         Brian E. Binder[8] (1972)
         President and Chief Executive Officer,
2013–present
Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)

         John Millette[7] (1962)
Vice President and Secretary, 1999–present
Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)

         Hepsen Uzcan[6] (1974)
         Vice President, since 2016
Assistant Secretary, 2013–present
Director,[3] Deutsche Asset Management

         Paul H. Schubert[6] (1963)
         Chief Financial Officer, 2004–present
Treasurer, 2005–present
Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)

         Caroline Pearson[7] (1962)
Chief Legal Officer, 2010–present
Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.

         Scott D. Hogan[7] (1970)
Chief Compliance Officer, since 2016
Director,[3] Deutsche Asset Management

         Wayne Salit[6] (1967)
Anti-Money Laundering Compliance Officer, 2014–present
Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)

         Paul Antosca[7] (1957)
Assistant Treasurer, 2007–present
Director,[3] Deutsche Asset Management

         Diane Kenneally[7] (1966)
Assistant Treasurer, 2007–present
Director,[3] Deutsche Asset Management

1 The length of time served represents
the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities
registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions
held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents
the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY
10005.

7 Address: One Beacon Street, Boston,
MA 02108.

8 Address: 222 South Riverside Plaza,
Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI")
includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access
        personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.
        Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor.
        You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade
        shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence

         Deutsche Asset Management
         PO Box 219151
Kansas City, MO 64121-9151

Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter

         If you have questions, comments or complaints, contact:
         Deutsche AM Distributors, Inc.
         222 South Riverside Plaza
        Chicago, IL 60606-5808
(800) 621-1148

Investment Management

Deutsche Investment Management Americas Inc. ("DIMA"
        or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche
        Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Class A
Class C
Class S
Institutional Class

Nasdaq Symbol
AAAAX
AAAPX
AAASX
AAAZX

CUSIP Number
25159K 879
25159K 887
25159K 804
25159K 705

Fund Number
487
787
2087
1487

For shareholders of Class R and R6

Automated Information Line

         Deutsche AM Flex Plan Access (800) 728-3337

24-hour access to your retirement plan account.

Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate
        assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information

         (800) 728-3337
To speak with a service representative.

Written Correspondence

         Deutsche AM Service Company
         222 South Riverside Plaza
Chicago, IL 60606-5806

Class R
Class R6

Nasdaq Symbol
AAAQX
AAAVX

CUSIP Number
25159K 200
25159K 713

Fund Number
1587
1687

Notes

Notes

SUPPLEMENT TO THE CURRENTLY
EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Massachusetts Tax-Free
Fund

Deutsche Real Assets Fund

The following is in effect until
September 7, 2017:

The following disclosure replaces
existing disclosure under the “Class A NAV Sales” sub-heading under the “INVESTING IN THE FUND” section in each fund’s prospectus:

(12) defined contribution
investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the Deutsche funds. For purposes of this sales charge waiver, “defined contribution investment only plans” do not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs);

The following is in effect until
August 7, 2017:

The following disclosure replaces
existing disclosure under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUND” section for the relevant share classes in each fund’s prospectus, as applicable:

Class C to Class A or Class S in
the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or Class S shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or Class S shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares or Class S shares are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or Class S shares of the same fund.

Class C to Class A, Class S or
Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange.
Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares or Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.

July 31, 2017

PROSTKR-931

Please Retain This Supplement
for Future Reference

July 31, 2017

PROSTKR-931

2

Deutsche
Asset Management

Prospectus

July 31, 2017

Deutsche Real Assets Fund
CLASS/TICKER               A   AAAAX    T   AAAWX    C   AAAPX    R   AAAQX    R6   AAAVX    INST   AAAZX    S   AAASX

As with all mutual funds, the Securities and Exchange Commission (SEC) and the
Commodity Futures Trading Commission (CFTC) do not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                       [DB Logo]

[GRAPHIC APPEARS HERE]

DEUTSCHE REAL ASSETS FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  7
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUND
Choosing a Share Class............................. 16
Buying, Exchanging and Selling Class A, Class C,

Financial Intermediary Support Payments (not

Sales Charge Waivers and Discounts Available
Through Intermediaries............................. 47

-------------------------------------------------------------------------------
YOUR  INVESTMENT  IN  THE  FUND  IS  NOT  A  BANK  DEPOSIT AND IS NOT INSURED OR
GUARANTEED  BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

Deutsche
Asset Management
                                                                       [DB Logo]

Deutsche Real Assets Fund

INVESTMENT OBJECTIVE

The fund seeks total return in excess of inflation through capital growth and current income.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in
Deutsche funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class (p. 16), Sales Charge
Waivers and Discounts Available Through Intermediaries (Appendix B, p. 47) and
Purchase and Redemption of Shares in the fund's Statement of Additional
Information (SAI) (p. II-16).

SHAREHOLDER FEES (paid directly from your investment)

                                  A           T          C       R      R6    INST      S
                         ----------  ----------  ---------  ------  ------  ------  -----

Maximum sales
charge (load) imposed
on purchases, as % of
offering price                5.75       2.50      None     None    None    None    None
------------------------      ----       ----      --       ------  ------  ------  ---
Maximum deferred
sales charge (load), as
% of redemption
proceeds                    None        None     1.00       None    None    None    None
------------------------    ------      -----    ----       ------  ------  ------  ---
Account Maintenance
Fee (annually, for fund
account balances
below $10,000 and
subject to certain
exceptions)                $   20       None     $20        None    None    None    $20
------------------------   -------      -----    ----       ------  ------  ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

                              A          T          C          R          R6        INST           S
                      ---------  ---------  ---------  ---------  ----------  ----------  ----------

Management fee1           0.80       0.80       0.80       0.80       0.80        0.80        0.80
---------------------     ----       ----       ----       ----       ----        ----        ----
Distribution/service
(12b-1) fees              0.25       0.25       1.00       0.50      None        None        None
---------------------     ----       ----       ----       ----      -----       -----       -----
Other expenses2           0.41       0.33       0.41       0.53       0.27        0.32        0.44
---------------------     ----       ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND
OPERATING EXPENSES        1.46       1.38       2.21       1.83       1.07        1.12        1.24
---------------------     ----       ----       ----       ----      -----       -----       -----
Fee waiver/expense
reimbursement             0.24       0.16       0.24       0.36       0.12        0.17        0.17
---------------------     ----       ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND
OPERATING EXPENSES
AFTER FEE WAIVER/
EXPENSE
REIMBURSEMENT             1.22       1.22       1.97       1.47       0.95        0.95        1.07
---------------------     ----       ----       ----       ----      -----       -----       -----

(1)   "Management fee" is restated to reflect the fund's new management fee rate effective April 26, 2016.
(2)   "Other  expenses"  for  Class  T  are  based  on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through July 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A,
Class T, Class C, Class R, Class R6, Institutional Class and Class S,
respectively. The agreement may only be terminated with the consent of the fund's Board.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses
(including one year of capped expenses in each period)

                                       1
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         T         C         R        R6      INST         S
-------  --------  --------  --------  --------  --------  --------  --------

1        $ 692     $ 371     $ 300     $ 150     $  97     $  97     $ 109
--       -----     -----     -----     -----     -----     -----     -----
3          988       661       668       541       328       339       377
--       -----     -----     -----     -----     -----     -----     -----
5        1,305       971     1,163       957       578       600       665
--       -----     -----     -----     -----     -----     -----     -----
10       2,202     1,852     2,525     2,118     1,295     1,348     1,485
--       -----     -----     -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:

YEARS           A         T         C         R        R6      INST         S
-------  --------  --------  --------  --------  --------  --------  --------

1        $ 692     $ 371     $ 200     $ 150     $  97     $  97     $ 109
--       -----     -----     -----     -----     -----     -----     -----
3          988       661       668       541       328       339       377
--       -----     -----     -----     -----     -----     -----     -----
5        1,305       971     1,163       957       578       600       665
--       -----     -----     -----     -----     -----     -----     -----
10       2,202     1,852     2,525     2,118     1,295     1,348     1,485
--       -----     -----     -----     -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2017: 222%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to "real assets." Currently, the Advisor intends to seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate (REITs and real estate operating companies), commodities (commodity futures), natural resource related equities (energy, metals and mining, paper and forestry, chemicals), infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPS) and
other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted.

The fund generally invests between 25% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets.

The fund may invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds (ETFs), and will also be able to invest in certain other securities, including fixed income securities, and derivative instruments, including gold futures contracts and other commodity-linked futures. With respect to investments in fixed income securities, the fund may hold securities of any quality, maturity or duration.

The fund may gain exposure to the commodity markets by investing up to 25% of the fund's total assets in a wholly owned subsidiary formed under the laws of the Cayman Islands (the "Subsidiary"), which shares the same portfolio management team as the fund and invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options, and total return swaps) and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary's derivatives positions.

MANAGEMENT PROCESS. The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management's macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

DERIVATIVES. In addition to the commodity-linked derivatives, portfolio management generally may, but is not required to, use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.

The fund may also use other types of derivatives (i) for hedging purposes; (ii)
for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.

                                       2
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund's performance may be affected by the general performance of that region, capitalization or sector.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United
Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

REAL ESTATE SECURITIES RISK. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents
(whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation.
In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund.

INFRASTRUCTURE-RELATED COMPANIES RISK. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

NATURAL RESOURCES SECURITIES RISK. Securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other causes, rising interest rates, general economic conditions and energy conservation efforts.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

                                       3
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

GOLD-RELATED INVESTMENTS RISK. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories.
Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic and other conditions.

MLPs often operate in the energy infrastructure sector and are subject to specific risks that could cause the value of the MLP to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks.
Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC),
taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

INFLATION/DEFLATION RISK. During periods of low inflation or deflation, investments in securities that typically offer some protection from inflation
(including investments in natural resources, infrastructure related companies, certain commodities and real estate related companies, among others) could decline in value, causing the fund to underperform.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a
1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of

                                       4
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

TAX STATUS RISK. Income and gains from commodities or certain commodity-linked derivatives do not constitute "qualifying income" to the fund for purposes of qualification as a "regulated investment company" for federal income tax purposes. The Internal Revenue Service has issued a private ruling to the fund that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.

SUBSIDIARY RISK. The fund may invest in the Subsidiary, which is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore is not subject to all of the investor protections of the
Investment Company Act of 1940. A regulatory change in the US or the Cayman
Islands, under which the fund and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the fund invests in the Subsidiary, such as a change in tax law, could adversely affect the fund. By investing in the
Subsidiary, the fund is exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

ACTIVE TRADING RISK. Active securities trading could raise transaction costs
(thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the
Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

The performance figures for Class R shares prior to the inception date are based on the historical performance of Class A, adjusted to reflect the higher total annual operating expenses of Class R.

On April 26, 2016, the fund's investment strategy was changed and the fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other
Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the fund's current investment strategy and structure had been in effect.

Class T is a new class of shares and therefore does not have a full calendar year of performance available. The performance figures for Class T shares are based on the historical performance of the fund's Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class
T.

                                       5
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   2008       2009       2010       2011       2012      2013      2014      2015       2016
  -27.13      25.58      12.20       -3.46     9.32      0.82      3.03       -9.71     4.01

                    RETURNS    PERIOD ENDING

 BEST QUARTER      15.11%      June 30, 2009
 WORST QUARTER     -16.48%     December 31, 2008
 YEAR-TO-DATE       7.04%      June 30, 2017

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2016 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                  CLASS           1          5       SINCE
                              INCEPTION        YEAR      YEARS   INCEPTION
                            -----------  ----------  ---------  ----------

CLASS A before tax          7/30/2007        -1.97       0.10      0.46
--------------------------- ---------       ------      -----     -----
  After tax on distribu-
  tions                                      -2.43      -0.58      -0.49
  After tax on distribu-
  tions and sale of fund
  shares                                     -0.96      -0.13      0.05
--------------------------- ---------       ------     ------     ------
CLASS T before tax           6/5/2017        1.50       0.86       0.80
--------------------------- ---------       ------     ------     ------
CLASS C before tax          7/30/2007        3.24       0.54       0.30
--------------------------- ---------       ------     ------     ------
CLASS R before tax           6/1/2011        3.74       1.11       0.88
--------------------------- ---------       ------     ------     ------
INST CLASS before tax       7/30/2007        4.39       1.64       1.35
--------------------------- ---------       ------     ------     ------
CLASS S before tax          7/30/2007        4.20       1.45       1.26
--------------------------- ---------       ------     ------     ------
MSCI WORLD INDEX
(reflects no deduction for
fees or expenses)                            7.51      10.41       3.42
--------------------------- ---------       ------     ------     ------
BLOOMBERG BARCLAYS US
TREASURY INFLATION NOTES
TOTAL RETURN INDEX
(reflects no deduction for
fees, expenses or taxes).                    4.68       0.89       4.24
--------------------------- ---------       ------     ------     ------
BLENDED INDEX                               12.39       4.48       2.55
--------------------------- ---------       ------     ------     ------

                                    CLASS          1       SINCE
                                INCEPTION       YEAR   INCEPTION
                             ------------  ---------  ----------

CLASS R6 before tax          11/28/2014        4.36       -3.11
---------------------------  ----------       -----      ------
MSCI WORLD INDEX
(reflects no deduction for
fees or expenses)                              7.51       2.14
---------------------------  ----------       -----      ------
BLOOMBERG BARCLAYS US
TREASURY INFLATION NOTES
TOTAL RETURN INDEX
(reflects no deduction for
fees, expenses or taxes).                      4.68       0.95
---------------------------  ----------       -----      ------
BLENDED INDEX                                 12.39       -1.28
---------------------------  ----------       -----      ------

BLENDED INDEX The Blended Index is composed of 30% in the DJ Brookfield
Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the
Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and
10% in the Bloomberg Barclays US Treasury Inflation Notes Total Return Index.

The Advisor believes the Blended Index provides additional comparative performance information and represents the fund's overall investment strategy.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

RREEF America L.L.C.

PORTFOLIO MANAGER(S)

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.

FRANCIS X. GREYWITT III, MANAGING DIRECTOR. Portfolio Manager of the fund.
Began managing the fund in 2016.

EVAN RUDY, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                                               AUTOMATIC
                                              UGMAS/          INVESTMENT
                   NON-IRA            IRAS     UTMAS               PLANS
         -----------------  --------------  --------  ------------------

A T C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None              N/A         N/A             N/A
--           -----                ----       -----            ----
R6              None              N/A         N/A             N/A
--           -----                ----       -----            ----
INST     1,000,000                N/A         N/A             N/A
--       ---------                ----       -----            ----
S            2,500               1,000       1,000           1,000
--       ---------               -----       -----           -----

For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A,
C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for
Institutional Class shares. There is no minimum additional investment for Class
R, Class R6 and Institutional Class shares. The minimum additional investment in all other instances is $50.

                                       6
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

TO PLACE ORDERS

MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares.

Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer. Class R and Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-
advantaged investment plans, however, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

                                       7
PROSPECTUS July 31, 2017                             Deutsche Real Assets Fund

[GRAPHIC APPEARS HERE]

Fund Details

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The fund seeks total return in excess of inflation through capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to "real assets." Currently, the Advisor intends to seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate (REITs and real estate operating companies), commodities (commodity futures), natural resource related equities (energy, metals and mining, paper and forestry, chemicals), infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPS) and
other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted.

The fund generally invests between 25% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets.

The fund may invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds (ETFs), and will also be able to invest in certain other securities, including fixed income securities, and derivative instruments, including gold futures contracts and other commodity-linked futures. With respect to investments in fixed income securities, the fund may hold securities of any quality, maturity or duration.

The fund may gain exposure to the commodity markets by investing up to 25% of the fund's total assets in a wholly owned subsidiary formed under the laws of the Cayman Islands (the "Subsidiary"), which shares the same portfolio management team as the fund and invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options, and total return swaps) and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary's derivatives positions.

MANAGEMENT PROCESS. The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management's macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

DERIVATIVES. In addition to the commodity-linked derivatives, portfolio management generally may, but is not required to, use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.

The fund may also use other types of derivatives (i) for hedging purposes; (ii)
for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.

                                       8
PROSPECTUS July 31, 2017                                          Fund Details

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund's performance may be affected by the general performance of that region, capitalization or sector.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United
Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets.
Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

REAL ESTATE SECURITIES RISK. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents
(whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation.
In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund.

INFRASTRUCTURE-RELATED COMPANIES RISK. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a

                                       9
PROSPECTUS July 31, 2017                                          Fund Details

particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

NATURAL RESOURCES SECURITIES RISK. Securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other causes, rising interest rates, general economic conditions and energy conservation efforts.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

GOLD-RELATED INVESTMENTS RISK. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories.
Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic and other conditions.

MLPs often operate in the energy infrastructure sector and are subject to specific risks that could cause the value of the MLP to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks.
Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC),
taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

INFLATION/DEFLATION RISK. During periods of low inflation or deflation, investments in securities that typically offer some protection from inflation
(including investments in natural resources, infrastructure related companies, certain commodities and real estate related companies, among others) could decline in value, causing the fund to underperform.

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

                                       10
PROSPECTUS July 31, 2017                                          Fund Details

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a
1% fall in value for every year of duration.)

DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Derivatives whose values are tied to the value of commodities will subject the fund directly to commodities risk and tax risk associated with investment in commodities. See the "Commodities-related investments risk" and
"Tax status risk" sections for additional information. In addition, derivative instruments whose values are tied to the value of hedge funds will be subject to the risks of the assets held by the hedge fund, structural risks of hedge funds (e.g., liquidity risk and transparency risk) and pricing risk.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index
ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large

                                       11
PROSPECTUS July 31, 2017                                          Fund Details

investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

TAX STATUS RISK. Income and gains from commodities or certain commodity-linked derivatives do not constitute "qualifying income" to the fund for purposes of qualification as a "regulated investment company" for federal income tax purposes. The Internal Revenue Service has issued a private ruling to the fund that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.

SUBSIDIARY RISK. The fund may invest in the Subsidiary, which is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore is not subject to all of the investor protections of the
Investment Company Act of 1940. A regulatory change in the US or the Cayman
Islands, under which the fund and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the fund invests in the Subsidiary, such as a change in tax law, could adversely affect the fund. By investing in the
Subsidiary, the fund is exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.

Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted
(e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such

                                       12
PROSPECTUS July 31, 2017                                          Fund Details

plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.

ACTIVE TRADING RISK. Active securities trading could raise transaction costs
(thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. The fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o  When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers'
   acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.

o  The fund is a "commodity pool" and is subject to the requirements of the
   Commodity Exchange Act (CEA), as amended, and the rules of the Commodity
   Futures Trading Commission (CFTC) promulgated thereunder. The Advisor acts as a "commodity pool operator" with respect to the operation of the fund as a "commodity pool" under and pursuant to the CEA. The Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC has adopted regulations that seek to "harmonize" CFTC regulations with overlapping SEC rules and regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations under the CFTC harmonization regulations. Compliance with the
   CFTC regulations could increase the fund's expenses, adversely affecting investment returns.

o  The Subsidiary is a "commodity pool" and is subject to the requirements of the CEA, as amended and the rules of the CFTC promulgated thereunder. The
   Advisor has claimed a limited exemption from certain of the requirements of the CEA and the CFTC rules with respect to the Subsidiary. The Advisor will act as a "commodity pool operator" with respect to the operation of the
   Subsidiary and will comply with the requirements of the exemption.

o  From time to time the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund. If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the fund will achieve its investment objective.

A complete list of the fund's portfolio holdings as of the month-end is posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on deutschefunds.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's
Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells

                                       13
PROSPECTUS July 31, 2017                                          Fund Details

securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of Deutsche
Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and
Deutsche AM Distributors, Inc. ("DDI" or the "Distributor"). Deutsche Asset
Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                       FEE PAID
--------------------------  ------------

Deutsche Real Assets Fund        0.60%*
---------------------------      ----

*     Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through July 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A,
Class T, Class C, Class R, Class R6, Institutional Class and Class S,
respectively. The agreement may only be terminated with the consent of the fund's Board.

A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended March 31 or the semi-annual period ended
September 30 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between the fund and the
Advisor, the fund pays the Advisor a fee of 0.10% of the fund's average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."

SUBADVISOR FOR THE FUND

RREEF America L.L.C. ("RREEF"), an indirect, wholly-owned subsidiary of
Deutsche Bank AG, is the subadvisor for the fund. RREEF, a registered investment advisor, is located at 222 South Riverside, Chicago, Illinois 60606.
DIMA pays a fee to RREEF pursuant to an investment subadvisory agreement between DIMA and RREEF.

RREEF makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

THE SUBSIDIARY

The fund may seek exposure to the commodities markets by investing a portion of its assets in Cayman Real Assets Fund, Ltd., a wholly-owned subsidiary of the fund (the "Subsidiary"). The Advisor and RREEF, as part of their overall advisory services to the fund, manage the investment and reinvestment of the assets of the Subsidiary pursuant to separate management agreements with the
Subsidiary. While the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended, the management agreements with the Subsidiary include material provisions set forth in the Investment Company
Act of 1940 relating to investment advisory agreements. State Street Bank and
Trust Company, which currently serves as custodian to the fund, also provides custodian services to the Subsidiary in compliance with relevant provisions of the Investment Company Act of 1940. The Advisor and RREEF do not receive any additional compensation for providing management services to the Subsidiary. In managing the assets of the Subsidiary, the Advisor and RREEF apply the investment policies and restrictions, and compliance policies

                                       14
PROSPECTUS July 31, 2017                                          Fund Details

and procedures of the fund generally as if such assets were held directly by the fund. The financial statements of the Subsidiary are consolidated with the financial statements of the fund and the consolidated financial statements are included in the fund's annual and semi-annual reports to shareholders.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the
Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-
manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or Deutsche Bank
AG ("wholly-owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.

MANAGEMENT

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.

o     Joined  Deutsche  Asset Management in 2004; previously worked as Principal at  KG  Redding  and Associates, March 2004-September 2004; and previously
      Managing Director of Deutsche Asset Management from 1996-March 2004.

o     Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset
      Management.

o     BS, University of Southern California.

FRANCIS X. GREYWITT III, MANAGING DIRECTOR. Portfolio Manager of the fund.
Began managing the fund in 2016.

o     Joined  Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

o     Co-Head  of  Infrastructure  Securities  and  Co-Lead  Portfolio  Manager:
      Chicago.

o     Investment industry experience began in 1999.

o     BBA, St. Bonaventure University; MBA, University of Chicago.

EVAN RUDY, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

o     Joined Deutsche Asset Management in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

o     Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

o     BS, Miami University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       15
PROSPECTUS July 31, 2017                                          Fund Details

[GRAPHIC APPEARS HERE]

Investing in the Fund

This prospectus offers the share classes noted on the front cover. All classes of the fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:

o  CLASS A SHARES, CLASS T SHARES AND CLASS C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o  CLASS R SHARES, CLASS R6 SHARES, INSTITUTIONAL CLASS SHARES AND CLASS S
   SHARES are only available to particular investors or through certain programs, as described below.

Your financial advisor may also charge you additional fees, commissions or other charges.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account.

If you're investing directly with Deutsche Asset Management, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those. Refer to Appendix B "Sales Charge Waivers and
Discounts Available Through Intermediaries" for information about available sales charge waivers and discounts through certain intermediaries.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in the fund or similar funds, please refer to
apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).

CHOOSING A SHARE CLASS

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.

We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

CLASSES AND FEATURES               POINTS TO HELP YOU COMPARE

 CLASS A
 o Sales charge of up to 5.75%  o Some investors may be able to
   charged when you buy shares     reduce or eliminate their sales
                                   charge; see "Class A Shares"
 o In most cases, no charge when   and Appendix B
   you sell shares
                                 o Total annual expenses are
 o Up to 0.25% annual share-       lower than those for Class C
   holder servicing fee
                                 o Distributions are generally
                                   higher than Class C
 CLASS T
 o Sales charge of up to 2.50%   o Only available through certain
   charged when you buy shares     financial intermediaries
 o No charge when you sell       o Generally, lower sales charge
   shares                          than Class A when you buy
                                   shares
 o 0.25% annual distribution/
   shareholder servicing fee     o Total annual expenses are
                                   lower than those for Class C
                                 o Unlike Class A, Class T inves-
                                   tors are not able to reduce or
                                   eliminate their sales charge
                                   using any of the purchase privi-
                                   leges described in "Class A
                                   Shares"
                                 o No exchange privileges
                                 o Distributions are generally
                                   higher than Class C
 CLASS C
 o No sales charge when you buy  o Unlike Class A and Class T,
   shares                          Class C does not have a sales
                                   charge when buying shares,
 o Deferred sales charge of        but has higher annual expenses
   1.00%, charged when you sell    than those for Class A and
   shares you bought within the    Class T and a one year deferred
   last year                       sales charge
 o 0.75% annual distribution fee o Distributions are generally
   and up to 0.25% annual share-   lower than Class A and Class T
   holder servicing fee
                                 o Maximum investment applies
 CLASS R
 o No sales charge when you buy  o Only available to participants in

   shares and no deferred sales    certain retirement plans
   charge when you sell shares   o Distributions are generally
 o 0.25% annual distribution fee   higher than Class C but lower
   and up to 0.25% annual share-   than Class A, Class T, Class S or
   holder servicing fee            Institutional Class

                                       16
PROSPECTUS July 31, 2017                                 Investing in the Fund

 CLASS R6
 o No sales charge when you buy    o Only available to participants in
   shares and no deferred sales      certain retirement plans
   charge when you sell shares
 INSTITUTIONAL CLASS
 o No sales charge when you buy    o Only available to certain institu-
   shares and no deferred sales      tional investors; typically
   charge when you sell shares       $1,000,000 minimum initial
                                     investment
                                   o Distributions are generally
                                     higher than Class A, T, C and R,
                                     and may be higher than Class
                                     S, depending on relative
                                     expenses
 CLASS S
 o No sales charge when you buy    o Limited availability, see "Eligi-
   shares and no deferred sales      bility Requirements" under
   charge when you sell shares       "Class S Shares"

The sales charge on purchases of Class A and Class T shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund's distributor, DDI, who may distribute all or a portion of the sales charge to your financial advisor. In certain instances described below, a sales charge may be waived by DDI or your financial advisor. If your financial advisor agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers (see
Appendix B). In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.

CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------

Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o  you indicate your intent in writing to invest at least $50,000 in any share class of any retail Deutsche fund (excluding direct purchase of Deutsche money market funds) over the next 24 months (Letter of Intent);

o  your holdings in all share classes of any retail Deutsche fund (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares)
   you already own plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount); or

o  you are investing a total of $50,000 or more in any share class of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds) on the same day (Combined Purchases).

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Deutsche funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

                                       17
PROSPECTUS July 31, 2017                                 Investing in the Fund

Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled "Purchase and Redemption of Shares" in the fund's Statement of Additional Information or consult with your financial advisor. Certain intermediaries may provide different sales charge discounts which are described under "Sales Charge Waivers and Discounts
Available Through Intermediaries" in Appendix B to this prospectus.

IN CERTAIN CIRCUMSTANCES LISTED BELOW, YOU MAY BE ABLE TO BUY CLASS A SHARES
WITHOUT A SALES CHARGE. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and Discounts Available Through
Intermediaries" in Appendix B to this prospectus. Your financial advisor or
Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the
       Large Order NAV Purchase Privilege). The Large Order NAV Purchase
       Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase
       Privilege may be subject to a CDSC of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months. The
       CDSC is waived under certain circumstances (see below);

(2)    a current or former director or trustee of Deutsche mutual funds;

(3)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the Deutsche funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(4)    certain professionals who assist in the promotion of Deutsche funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;

(5)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);

(6)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(7)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Deutsche fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(8)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(9)    persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(10)   financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled "Sales Charge
       Waivers and Discounts Available Through Intermediaries" in Appendix B to
       this prospectus for information about available sales charge waivers through certain intermediaries;

(11)   Deutsche AM/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the Deutsche AM/Ascensus 403(b) Plan is a
       participant-directed plan that has not less than 200 eligible employees;

(12)   Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial advisors or insurance companies or serviced by retirement recordkeepers (each, an "Employer-Sponsored
       Retirement Plan"). For purposes of this sales charge waiver, the term
       "Employer-Sponsored Retirement Plan" includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or
       Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an
       "Employer-Sponsored IRA");

                                       18
PROSPECTUS July 31, 2017                                 Investing in the Fund

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(13)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DDI and consistent with regulatory requirements;

(14)   a direct "roll over" of a distribution from a Deutsche AM/Ascensus
       403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a Deutsche AM IRA;

(15)   reinvestment of fund dividends and distributions;

(16)   exchanging an investment in Class A shares of another fund in the
       Deutsche funds for an investment in the fund; and

(17)   exchanging an investment in Class C shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Code) Section
       401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii)
       Deutsche AM/Ascensus 403(b) Plans;

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Systematic Withdrawal Plan at a maximum of
       12% per year of the net asset value of the account; and

(6)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

In addition, certain intermediaries may provide different Class A CDSC waivers.
These waivers and the applicable intermediaries are described under "Sales
Charge Waivers and Discounts Available Through Intermediaries" in Appendix B to
this prospectus.

CLASS T SHARES

Class T shares may make sense for long-term investors. Exchanges from Class T shares of the fund are not permitted to any other class of the fund or any other Deutsche funds.

Class T shares are available only to investors through certain third party financial intermediaries. Not all financial intermediaries make Class T shares available to their clients. Consult a representative of your financial intermediary about the availability of Class T shares of the fund and the intermediary's policies, procedures, and other information.

Class T shares have a 12b-1 plan, under which a distribution fee and/or shareholder servicing fee of 0.25% is deducted from class assets each year.
Because the 12b-1 fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

                                       19
PROSPECTUS July 31, 2017                                 Investing in the Fund

Class T shares of the fund and all Deutsche funds that offer Class T have an up-front sales charge that varies with the amount you invest:

                                 FRONT-END SALES         FRONT-END SALES
                                   CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2,3)       NET INVESTMENT(2)
--------------------  --------------------------  ----------------------

Under $250,000                    2.50%                     2.56%
--------------------              ----                      ----
$250,000-$499,999                 2.00                      2.04%
-----------------                 ----                      ----
$500,000-$999,999                 1.50                      1.52%
-----------------                 ----                      ----
$1 million or more                1.00                      1.01%
--------------------              ----                      ----

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
(3)   Subsequent purchases cannot be aggregated with prior purchases to qualify for a reduced sales charge.

Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled "Purchase and Redemption of Shares" in the fund's Statement of Additional Information or consult with your financial advisor.

There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends or distributions.

Unlike Class A shares, purchases of Class T shares are not subject to any sales charge reduction features such as Letters of Intent, Cumulative Discounts,
Combined Purchases or a Large Order NAV Purchase Privilege and a sales charge will be assessed on each separate Class T purchase in any Deutsche fund.
Therefore, depending on the number and amount of purchases in Class T shares, you could end up paying more in sales charges on Class T shares than you would for similar purchases in Class A shares.

Class T shares are not subject to a deferred sales charge.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A and Class T shares (and the performance of
Class C shares is correspondingly lower than that of Class A and Class T shares).

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------

First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances described below.

(1)    redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii)
       Deutsche AM/Ascensus 403(b) Plans;

(2)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(3)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(4)    redemptions under a fund's Systematic Withdrawal Plan at a maximum of
       12% per year of the net asset value of the account;

(5)    redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Deutsche funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

(6)   redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and  distribution fees applicable to such shares and has agreed to receive such fees quarterly;

(7)    redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
       72(t)(2)(A)(iv) prior to age 59 1/2; and

(8)    redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche AM IRA accounts).

Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under "Sales Charge Waivers and
Discounts Available Through Intermediaries" in Appendix B to this prospectus.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

                                       20
PROSPECTUS July 31, 2017                                 Investing in the Fund

Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-
sponsored employee benefit plans.

Shareholders who have held their Class C shares for 10 years or more may request an exchange of their Class C shares for Class A shares in the same fund. No sales charges or other charges will apply to any such exchanges. You may be asked by your financial advisor or Shareholder Services for certain documents to verify your eligibility for this exchange privilege. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares for Class A shares in the same fund.

CLASS R SHARES

Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

ELIGIBILITY REQUIREMENTS. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

o  Individual Retirement Accounts (IRAs)

CLASS R6 SHARES

Class R6 shares have no initial sales charge, deferred sales charge or 12b-1 fees.

ELIGIBILITY REQUIREMENTS. You may buy Class R6 shares if you are a participant in certain retirement plan platforms that offer Class R6 shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b)
plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.

ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o  A plan administered as a college savings plan under Section 529 of the
   Internal Revenue Code.

o  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM

The minimum initial investment is waived for:

o  Investment advisory affiliates of Deutsche Bank Securities, Inc. or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

                                       21
PROSPECTUS July 31, 2017                                 Investing in the Fund

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional
Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.

CLASS S SHARES

Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below.
The following investors may purchase Class S shares of Deutsche funds either
(i) directly from DDI, the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of December 31, 2004:

o  Existing shareholders of Class S shares of any Deutsche fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any
   Deutsche fund. (This provision applies to persons who in the future become
   Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class
   S shares through the fee-based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o  A person who certifies that they are a participant in a "Deutsche AM retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a Deutsche AM retirement plan is defined as (i) an employer sponsored employee benefit plan made available through ADP, Inc.
   and/or its affiliates under an alliance between ADP, Inc. and Deutsche
   Asset Management or its affiliates; or (ii) a 403(b) plan for which
   Ascensus, Inc. provides recordkeeping services and Deutsche AM Trust
   Company acts as the custodian.

o  A person who certifies that they are a participant who owns Class S shares of any Deutsche fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o  Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a Deutsche AM IRA made through a rollover facilitator having a relationship with Deutsche Asset
   Management.

o  Any person that has an existing account with Deutsche Bank Wealth Management
   ("Deutsche Bank WM") but who no longer meets the eligibility requirements to maintain an account with Deutsche Bank WM may open a new account in
   Class S shares of any Deutsche fund.

o  Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.

o  A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a Deutsche
   AM IRA.

o  Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class
   S shares.

The following additional investors may purchase Class S shares of Deutsche funds in connection with certain programs or plans.

o  Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee-based program.

o  Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o  Plans administered as college savings plans under Section 529 of the
   Internal Revenue Code.

o  Persons who purchase shares through a Health Savings Account or a Voluntary
   Employees' Benefit Association ("VEBA") Trust.

DDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

 BUYING, EXCHANGING AND SELLING CLASS A, CLASS C, INSTITUTIONAL CLASS AND CLASS
 S SHARES

TO CONTACT DEUTSCHE ASSET MANAGEMENT

BY PHONE

(800) 728-3337

                                       22
PROSPECTUS July 31, 2017                                 Investing in the Fund

BY MAIL

TYPE               ADDRESS
-----------------  ---------------------------

EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------  210 West 10th Street
                   Kansas City, MO 64105-1614
                   ---------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      P.O. Box 219557
                   Kansas City, MO 64121-9557

     HOW TO BUY SHARES
Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------

A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section
529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account.

BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "Deutsche Asset Management" for the required initial minimum investment for the share class you have selected.

Once your account is established, to make additional investments, send a check made payable to "Deutsche Asset Management" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS)

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic
Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after Deutsche Asset Management has received the request. The fund may immediately terminate a shareholder's
Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.

OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.

BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call Deutsche Asset
Management and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.

ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at
deutschefunds.com to set up on-line access to your account(s), or log in to the
Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your Deutsche fund account(s).

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy
shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m.
Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

                                       23
PROSPECTUS July 31, 2017                                 Investing in the Fund

WIRE DETAILS

Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        Deutsche Asset Management
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- --------------------------------
Credit           (Fund name, Fund number and, if
---------------- applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

     HOW TO EXCHANGE SHARES
REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------

A C     1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges between funds are allowed between like share classes only.

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call Deutsche Asset Management and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another Deutsche fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another Deutsche fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

     HOW TO SELL SHARES
REQUIREMENTS AND LIMITS

CLASS   SELLING SHARES ($)
------- --------------------------------------------

A C     Check redemption:
------- Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A and C
------- --------------------------------------------
S       Same as Classes A and C
------- --------------------------------------------

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call Deutsche Asset Management and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for
Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O.
Box.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call Deutsche Asset Management and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH)
to your bank. Transactions generally take two to three days to be completed.
For accounts with $5,000 or more, you may

                                       24
PROSPECTUS July 31, 2017                                 Investing in the Fund

also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.

ON THE INTERNET. Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.

Some redemptions can only be ordered in writing with a Medallion Signature
Guarantee. For more information, please contact Deutsche Asset Management (see phone number on the back cover).

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request.
For your protection, you may not change the destination bank account over the phone. To sell by wire, call Deutsche Asset Management and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m.
Eastern time to wire to your account the next business day.

     HOW TO BUY AND SELL CLASS T SHARES

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account as well as redemptions on your account.

Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                    AUTOMATIC
                          UGMAS/   INVESTMENT
       NON-IRA    IRAS     UTMAS        PLANS
     ---------  ------  --------  -----------

T     1,000      500     1,000        500
---   -----      ---     -----        ---

For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.

 HOW TO BUY, SELL AND EXCHANGE CLASS R
     SHARES
If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent
("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.

Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

There is no minimum investment with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R shares to a Deutsche AM IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Deutsche fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Deutsche Class R share IRA are not permitted.

                                       25
PROSPECTUS July 31, 2017                                 Investing in the Fund

 HOW TO BUY, SELL AND EXCHANGE CLASS R6
     SHARES
If your retirement plan sponsor has selected Class R6 shares as an investment option, you may buy Class R6 shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order.

Shareholder servicing agents may charge additional fees to investors for those services, such as cash management or special trust or retirement investment reporting.

There is no minimum investment with respect to Class R6 shares.

Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account and how to buy, sell and exchange
Class R6 shares.

IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R6 shares to a Deutsche AM IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Deutsche fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R6 shares, you will lose the privilege of purchasing Class R6 shares in the future.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6)

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund
(generally through the Distributor or an affiliate) and/or the Distributor or
Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor's and/or its affiliates' payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor's fund transactions.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares or the retention and/or servicing of investors to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of up to $120,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche

                                       26
PROSPECTUS July 31, 2017                                 Investing in the Fund

funds by financial advisors to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the Deutsche AM-branded retirement plan platform (the
"Platform"). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the
Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the
Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor or other intermediary may charge fees separate from those charged by the fund and may be compensated by the fund.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by the fund, we will provide you with written notification and we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." The specific requirements for good order depend on the type of account and transaction and the method of purchase. Contact
Deutsche Asset Management if you have any questions. After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

In the exercise of its sole discretion, the fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account.
Specifically, the fund reserves the right to involuntarily redeem an account
(i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or
(ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to the fund. The fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if the fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.

With certain limited exceptions, only US residents may invest in the fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent, you'll need to allow extra time for your order to be processed.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

SUB-MINIMUM BALANCES FOR CLASS A, T AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

                                       27
PROSPECTUS July 31, 2017                                 Investing in the Fund

SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic
Investment Plan funded with $50 or more per month in subsequent investments);
or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in
Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

ACCOUNT MAINTENANCE FEE FOR CLASSES A, C AND S. The fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.

The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in Deutsche fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to
Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell
Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2. You may elect to receive electronic delivery of Deutsche fund materials by registering on
deutschefunds.com or by calling the telephone number on the back cover.

OVERNIGHT DELIVERY OF DEUTSCHE FUND MATERIALS. You may request to receive a paper copy of any Deutsche fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its
Advisor and transfer agent, will monitor changes in investment direction (CID)
by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period. A
"roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares.
Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months.
The fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.

The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to

                                       28
PROSPECTUS July 31, 2017                                 Investing in the Fund

the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the Fund Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling Deutsche
Asset Management at the phone number on the back cover. You can use our automated phone service to get information on Deutsche funds generally and on accounts held directly at Deutsche Asset Management. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to Deutsche Asset Management and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. Deutsche Asset Management accepts Medallion Signature
Guarantees,

                                       29
PROSPECTUS July 31, 2017                                 Investing in the Fund

which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call Deutsche Asset Management (see phone number on the back cover) or contact your financial advisor for more information.

WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into that were originally purchased prior to
April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of; your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

IF YOU SELL SHARES IN A DEUTSCHE FUND FOR WHICH YOU PAID A SALES CHARGE AND
THEN DECIDE TO INVEST WITH DEUTSCHE ASSET MANAGEMENT AGAIN WITHIN SIX MONTHS,
you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Deutsche fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left Deutsche Asset Management (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a Deutsche fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

The reinstatement feature is not available to Class T shareholders. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

CLASS A TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions.
Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class A shares of a fund for Institutional Class shares of the same fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, or who are transferring to such a program may become eligible to invest in Class S shares. Subject to the discretion of the
Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for
Class S shares of the same fund.

CLASS A OR CLASS C TO CLASS T IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser, may become eligible to invest in Class T shares. Subject to the discretion of the
Distributor, such shareholders may exchange their Class A or Class C shares for
Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.

                                       30
PROSPECTUS July 31, 2017                                 Investing in the Fund

CLASS C TO CLASS A, CLASS S OR INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE
PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in
Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares,
Class S shares or Institutional Class shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA
may potentially become eligible to invest in Class A shares by reason of their investment in such Employer-Sponsored Retirement Plan or Employer-Sponsored
IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the
Employer-Sponsored Retirement Plan or Employer-Sponsored IRA where the Class A shares, Class S shares or Institutional Class shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.
Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares,
Class S shares or Institutional Class shares of the same fund.

CLASS S TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class S shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions.
Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class S shares of a fund for Institutional Class shares of the same fund.

CLASS A, CLASS R, CLASS S OR INSTITUTIONAL CLASS TO CLASS R6 IN THE SAME FUND
EXCHANGE PRIVILEGE. Investors who have invested in Class A, Class R, Class S or
Institutional Class shares through a retirement plan platform with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such a plan. Exchanges under this privilege are subject to the discretion of the
Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying retirement plan program. If an exchange by a qualifying retirement plan program is approved, investors holding Class A,
Class R, Class S or Institutional Class shares through such retirement plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange.
Investors should contact their retirement plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class A, Class R, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), regardless of the method of payment (e.g. check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
(the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.

Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind (as described under "Other Rights We Reserve"). The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not

                                       31
PROSPECTUS July 31, 2017                                 Investing in the Fund

sufficient to meet redemptions. The fund may utilize an existing line of credit, for temporary coverage in the event of a cash shortfall. The fund may also utilize inter-fund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund's portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.

The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock
Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other Rights We Reserve."

HOW THE FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                 TOTAL NUMBER OF
               -                                               =    NAV
                                       /
  (                               )
       ASSETS       LIABILITIES            SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for
Class A and Class T shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). To obtain the fund's most recent share price, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN
FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

                                       32
PROSPECTUS July 31, 2017                                 Investing in the Fund

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC);
   you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO DISTRIBUTE INVESTMENT INCOME AND CAPITAL GAINS to its
shareholders in November or December and may do so at other times as needed.

Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.

For federal income tax purposes, income and capital gain dividends are generally taxable to shareholders. However, dividends, regardless of character, received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be currently taxable.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS, WHETHER ORDINARY OR CAPITAL GAIN
DIVIDENDS, AND OTHER DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.

THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and transactions involving your shares generally depends on their type:

GENERALLY TAXED AT NET CAPITAL      GENERALLY TAXED AT ORDINARY
GAIN RATES:                         INCOME RATES:

 FUND DISTRIBUTIONS
 o gains from the sale of securi- o gains from the sale of securi-
   ties held (or treated as held)   ties held (or treated as held)
   by the fund for more than        by the fund for one year or
   one year                         less
 o qualified dividend income      o all other taxable income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO
FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Distributions to individuals and other noncorporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and

                                       33
PROSPECTUS July 31, 2017                                 Investing in the Fund

some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by the fund, and net gains recognized on the sale, redemption or exchange of shares of the fund.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after the fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.

If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.

The fund intends to qualify and be treated each year as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the
"Code"), such that the fund will not be subject to federal income tax on income and capital gains distributed to shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders, the fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, "qualifying income"). The fund's ability to pursue its investment strategy and achieve its investment objectives may be limited by its intention to qualify as a RIC. The tax treatment of commodity-linked notes and certain other derivative instruments in which the fund invests is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. The fund has obtained a private letter ruling from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which the fund may invest constitute qualifying income under the Code. In addition, the Subsidiary will invest in commodity-linked swaps and futures and certain other commodity-linked derivatives. Income from commodity-linked swaps and futures and certain other commodity-linked derivatives generally does not constitute qualifying income. However, the fund has obtained a private letter ruling from the IRS confirming that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. If income derived from the fund's investment in the Subsidiary did not constitute qualifying income, the fund might fail to qualify as a RIC.

Another requirement for qualifying for the special tax treatment accorded RICs and their shareholders is that each fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of a fund's total assets may be invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which a fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the fund may not invest more than 25% of the value of its total assets in the Subsidiary. Absent this tax diversification requirement, the fund would be permitted to invest more than 25% of the value of its total assets in the Subsidiary.

If the fund were to fail to meet the income or diversification test for qualification as a regulated investment company for federal income tax purposes, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

The fund is generally required to include in its taxable income its share of the Subsidiary's income, including gains, each year whether or not such income or gains are distributed to the fund. Net losses incurred by the Subsidiary during a year will not flow through to the fund and thus will not be available to offset the fund's income from other investments; such net losses generally cannot be carried forward by the Subsidiary to offset income or gain realized by it in future years.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences. Special tax rules apply to individuals investing through tax-advantaged investment plans. Please consult your own tax advisor with respect to the tax consequences of an investment in the fund through such plan.

                                       34
PROSPECTUS July 31, 2017                                 Investing in the Fund

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in the fund. For more information, see "Taxes" in the
Statement of Additional Information.

                                       35
PROSPECTUS July 31, 2017                                 Investing in the Fund

[GRAPHIC APPEARS HERE]

Financial Highlights

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover). Financial highlights for Class T shares are not presented because Class T shares commenced operations after the fund's most recent fiscal year end.

DEUTSCHE REAL ASSETS FUND - CLASS A

                                                                           YEARS ENDED MARCH 31,
                                                            2017

                                                       (CONSOLIDATED)        2016        2015        2014        2013
---------------------------------------------------    ---                   ----        ----        ----        ----
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          8.56     $  9.36     $  9.56     $  9.53     $  9.13
---------------------------------------------------   ---------------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                        .10         .14         .19         .13         .20
---------------------------------------------------   ---------------     -------     -------     -------     -------
  Net realized and unrealized gain (loss)                         .34       ( .76)      ( .11)        .03         .40
---------------------------------------------------   ---------------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                                .44       ( .62)        .08         .16         .60
---------------------------------------------------   ---------------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                         ( .12)      ( .18)      ( .28)      ( .13)      ( .20)
---------------------------------------------------   ---------------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                          $          8.88     $  8.56     $  9.36     $  9.56     $  9.53
---------------------------------------------------   ---------------     -------     -------     -------     -------
Total Return (%)(b,c,d)                                          5.22       (6.63)        .76        1.68        6.57
---------------------------------------------------   ---------------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             63          79         158         197         238
---------------------------------------------------   ---------------     -------     -------     -------     -------
Ratio of expenses before expense reductions (%)(e)               1.41         .78         .73         .76         .75
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses after expense reductions (%)(e)                1.17         .57         .57         .57         .52
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of net investment income (%)                               1.17        1.61        2.02        1.35        2.17
----------------------------------------------------  ---------------     -------     -------     -------     -------
Portfolio turnover rate (%)                                       222          51          39          41          30
----------------------------------------------------  ---------------     -------     -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

                                       36
PROSPECTUS July 31, 2017                                  Financial Highlights

DEUTSCHE REAL ASSETS FUND - CLASS C

                                                                           YEARS ENDED MARCH 31,
                                                            2017

                                                       (CONSOLIDATED)        2016        2015        2014        2013
---------------------------------------------------    ---                   ----        ----        ----        ----
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          8.53     $  9.33     $  9.53     $  9.48     $  9.09
---------------------------------------------------   ---------------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                                 .04         .07         .12         .06         .13
---------------------------------------------------   ---------------     -------     -------     -------     -------
  Net realized and unrealized loss                                .34       ( .76)      ( .12)        .03         .39
---------------------------------------------------   ---------------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                                .38       ( .69)          -         .09         .52
---------------------------------------------------   ---------------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                         ( .09)      ( .11)      ( .20)      ( .04)      ( .13)
---------------------------------------------------   ---------------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                          $          8.82     $  8.53     $  9.33     $  9.53     $  9.48
---------------------------------------------------   ---------------     -------     -------     -------     -------
Total Return (%)(b,c,d)                                          4.47       (7.37)      ( .01)        .94        5.78
---------------------------------------------------   ---------------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             40          61         103         119         155
---------------------------------------------------   ---------------     -------     -------     -------     -------
Ratio of expenses before expense reductions (%)(e)               2.16        1.51        1.47        1.51        1.49
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses after expense reductions (%)(e)                1.92        1.32        1.31        1.32        1.28
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of net investment income (%)                                .44         .83        1.30         .60        1.45
----------------------------------------------------  ---------------     -------     -------     -------     -------
Portfolio turnover rate (%)                                       222          51          39          41          30
----------------------------------------------------  ---------------     -------     -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

                                       37
PROSPECTUS July 31, 2017                                  Financial Highlights

DEUTSCHE REAL ASSETS FUND - CLASS R

                                                                           YEARS ENDED MARCH 31,
                                                            2017

                                                       (CONSOLIDATED)        2016        2015        2014        2013
---------------------------------------------------    ---                   ----        ----        ----        ----
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $          8.62     $  9.42     $  9.62     $  9.59     $  9.17
---------------------------------------------------   ---------------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                                 .08         .13         .18         .11         .20
---------------------------------------------------   ---------------     -------     -------     -------     -------
  Net realized and unrealized loss                                .35       ( .77)      ( .12)        .02         .39
---------------------------------------------------   ---------------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                                .43       ( .64)        .06         .13         .59
---------------------------------------------------   ---------------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                         ( .11)      ( .16)      ( .26)      ( .10)      ( .17)
---------------------------------------------------   ---------------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                          $          8.94     $  8.62     $  9.42     $  9.62     $  9.59
---------------------------------------------------   ---------------     -------     -------     -------     -------
Total Return (%)(b,c)                                            4.95       (6.77)        .55        1.52        6.39
---------------------------------------------------   ---------------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2           3           3           3           2
---------------------------------------------------   ---------------     -------     -------     -------     -------
Ratio of expenses before expense reductions (%)(d)               1.78        1.16        1.13        1.13        1.07
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses after expense reductions (%)(d)                1.42         .77         .77         .77         .76
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of net investment income (%)                                .96        1.47        1.83        1.15        2.17
----------------------------------------------------  ---------------     -------     -------     -------     -------
Portfolio turnover rate (%)                                       222          51          39          41          30
----------------------------------------------------  ---------------     -------     -------     -------     -------

(a)        Based on average shares outstanding during the period.

(b)        Total return would have been lower had certain expenses not been reduced.

(c)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(d)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

                                       38
PROSPECTUS July 31, 2017                                  Financial Highlights

DEUTSCHE REAL ASSETS FUND - CLASS R6

                                                         YEARS ENDED MARCH 31,
                                                                                          PERIOD
                                                            2017                           ENDED

                                                       (CONSOLIDATED)        2016         3/31/15(A)
---------------------------------------------------    ----                  ----         -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          8.50     $  9.29      $     9.60
---------------------------------------------------   ---------------     -------      ----------
Income (loss) from investment operations:
  Net investment income (loss)(b)                                 .12         .25             .12
---------------------------------------------------   ---------------     -------      ----------
  Net realized and unrealized loss                                .35       ( .83)          ( .19)
---------------------------------------------------   ---------------     -------      ----------
  TOTAL FROM INVESTMENT OPERATIONS                                .47       ( .58)          ( .07)
---------------------------------------------------   ---------------     -------      ----------
Less distributions from:
  Net investment income                                         ( .15)      ( .21)          ( .24)
---------------------------------------------------   ---------------     -------      ----------
NET ASSET VALUE, END OF YEAR                          $          8.82     $  8.50      $     9.29
---------------------------------------------------   ---------------     -------      ----------
Total Return (%)(c,d)                                            5.59       (6.25)          ( .71)**
---------------------------------------------------   ---------------     -------      ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ millions)                              .02           1             .01
---------------------------------------------------   ---------------     -------      ----------
Ratio of expenses before expense reductions (%)(e)               1.02         .40             .58*
----------------------------------------------------  ---------------     -------      ----------
Ratio of expenses after expense reductions (%)(e)                 .86         .22             .21*
----------------------------------------------------  ---------------     -------      ----------
Ratio of net investment income (loss) (%)                        1.41        2.97            3.73*
----------------------------------------------------  ---------------     -------      ----------
Portfolio turnover rate (%)                                       222          51              39(f)
----------------------------------------------------  ---------------     -------      ----------

(a)        For the period from November 28, 2014 (commencement of operations)
           to March 31, 2015.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.

(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.
(f)        Represents the Fund's portfolio turnover rate for the year ended
           March 31, 2015.

*          Annualized
**         Not annualized

                                       39
PROSPECTUS July 31, 2017                                  Financial Highlights

DEUTSCHE REAL ASSETS FUND - INSTITUTIONAL CLASS

                                                                           YEARS ENDED MARCH 31,
                                                            2017

                                                       (CONSOLIDATED)        2016        2015        2014        2013
---------------------------------------------------    ---                   ----        ----        ----        ----
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          8.50     $  9.29     $  9.49     $  9.47     $  9.07
---------------------------------------------------   ---------------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                                 .12         .16         .23         .17         .24
---------------------------------------------------   ---------------     -------     -------     -------     -------
  Net realized and unrealized loss                                .35       ( .74)      ( .12)        .02         .38
---------------------------------------------------   ---------------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                                .47       ( .58)        .11         .19         .62
---------------------------------------------------   ---------------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                         ( .15)      ( .21)      ( .31)      ( .17)      ( .22)
---------------------------------------------------   ---------------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                          $          8.82     $  8.50     $  9.29     $  9.49     $  9.47
---------------------------------------------------   ---------------     -------     -------     -------     -------
Total Return (%)(b,c)                                            5.61       (6.25)       1.10        2.02        6.87
---------------------------------------------------   ---------------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             45          31         114         102          44
---------------------------------------------------   ---------------     -------     -------     -------     -------
Ratio of expenses before expense reductions (%)(d)               1.07         .48         .45         .43         .45
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses after expense reductions (%)(d)                 .90         .21         .21         .21         .22
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of net investment income (loss) (%)                        1.44        1.83        2.45        1.84        2.56
----------------------------------------------------  ---------------     -------     -------     -------     -------
Portfolio turnover rate (%)                                       222          51          39          41          30
----------------------------------------------------  ---------------     -------     -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(d)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

                                       40
PROSPECTUS July 31, 2017                                  Financial Highlights

DEUTSCHE REAL ASSETS FUND - CLASS S

                                                                           YEARS ENDED MARCH 31,
                                                            2017

                                                       (CONSOLIDATED)        2016        2015        2014        2013
---------------------------------------------------    ----                  ----        ----        ----        ----
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          8.50     $  9.29     $  9.49     $  9.47     $  9.07
---------------------------------------------------   ---------------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                                 .12         .15         .22         .14         .22
---------------------------------------------------   ---------------     -------     -------     -------     -------
  Net realized and unrealized gain (loss)                         .33       ( .75)      ( .13)        .02         .40
---------------------------------------------------   ---------------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                                .45       ( .60)        .09         .16         .62
---------------------------------------------------   ---------------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                         ( .14)      ( .19)      ( .29)      ( .14)      ( .22)
---------------------------------------------------   ---------------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                        $          8.81     $  8.50     $  9.29     $  9.49     $  9.47
---------------------------------------------------   ---------------     -------     -------     -------     -------
Total Return (%)(b,c)                                            5.30       (6.44)        .92        1.88        6.74
---------------------------------------------------   ---------------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------  ---------------     -------     -------     -------     -------
Net assets, end of period ($ millions)                             56          55         152         163         259
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses before expense reductions (%)(d)               1.19         .60         .55         .62         .57
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of expenses after expense reductions (%)(d)                1.02         .42         .39         .42         .34
----------------------------------------------------  ---------------     -------     -------     -------     -------
Ratio of net investment income (loss) (%)                        1.34        1.70        2.26        1.50        2.42
----------------------------------------------------  ---------------     -------     -------     -------     -------
Portfolio turnover rate (%)                                       222          51          39          41          30
----------------------------------------------------  ---------------     -------     -------     -------     -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

(c)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(d)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

                                       41
PROSPECTUS July 31, 2017                                  Financial Highlights

[GRAPHIC APPEARS HERE]

Appendix A

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the "Hypothetical
Year-End Balance After Fees and Expenses" amounts shown would be lower and the
"Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DEUTSCHE REAL ASSETS FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.22%        -2.19%      $  9,781.27     $   692.16
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.46%         1.28%      $ 10,127.52     $   145.33
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.46%         4.86%      $ 10,486.04     $   150.48
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.46%         8.57%      $ 10,857.24     $   155.81
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.46%        12.42%      $ 11,241.59     $   161.32
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.46%        16.40%      $ 11,639.54     $   167.03
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.46%        20.52%      $ 12,051.58     $   172.95
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.46%        24.78%      $ 12,478.21     $   179.07
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.46%        29.20%      $ 12,919.93     $   185.41
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.46%        33.77%      $ 13,377.30     $   191.97
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,201.53
---                                                                  ----------

                                       42
PROSPECTUS July 31, 2017                                            Appendix A

DEUTSCHE REAL ASSETS FUND - CLASS T

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.22%         1.19%       $ 10,118.55    $   371.20
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.38%         4.85%       $ 10,484.84    $   142.16
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.38%         8.64%       $ 10,864.39    $   147.31
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.38%        12.58%       $ 11,257.68    $   152.64
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.38%        16.65%       $ 11,665.21    $   158.17
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.38%        20.87%       $ 12,087.49    $   163.89
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.38%        25.25%       $ 12,525.06    $   169.83
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.38%        29.78%       $ 12,978.47    $   175.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.38%        34.48%       $ 13,448.29    $   182.34
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.38%        39.35%       $ 13,935.12    $   188.95
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,852.46
---                                                                  ----------

DEUTSCHE REAL ASSETS FUND - CLASS C

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.97%         3.03%       $ 10,303.00    $   199.98
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.21%         5.90%       $ 10,590.45    $   230.87
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.21%         8.86%       $ 10,885.93    $   237.31
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.21%        11.90%       $ 11,189.64    $   243.94
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.21%        15.02%       $ 11,501.84    $   250.74
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.21%        18.23%       $ 11,822.74    $   257.74
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.21%        21.53%       $ 12,152.59    $   264.93
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.21%        24.92%       $ 12,491.65    $   272.32
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.21%        28.40%       $ 12,840.17    $   279.92
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.21%        31.98%       $ 13,198.41    $   287.73
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,525.48
---                                                                  ----------

                                       43
PROSPECTUS July 31, 2017                                            Appendix A

DEUTSCHE REAL ASSETS FUND - CLASS R

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.47%         3.53%       $ 10,353.00    $   149.59
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.83%         6.81%       $ 10,681.19    $   192.46
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.83%        10.20%       $ 11,019.78    $   198.56
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.83%        13.69%       $ 11,369.11    $   204.86
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.83%        17.30%       $ 11,729.51    $   211.35
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.83%        21.01%       $ 12,101.34    $   218.05
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.83%        24.85%       $ 12,484.95    $   224.96
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.83%        28.81%       $ 12,880.72    $   232.10
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.83%        32.89%       $ 13,289.04    $   239.45
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.83%        37.10%       $ 13,710.30    $   247.04
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,118.42
---                                                                  ----------

DEUTSCHE REAL ASSETS FUND - CLASS R6

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         0.95%         4.05%       $ 10,405.00    $    96.92
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.07%         8.14%       $ 10,813.92    $   113.52
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.07%        12.39%       $ 11,238.90    $   117.98
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.07%        16.81%       $ 11,680.59    $   122.62
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.07%        21.40%       $ 12,139.64    $   127.44
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.07%        26.17%       $ 12,616.73    $   132.45
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.07%        31.13%       $ 13,112.56    $   137.65
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.07%        36.28%       $ 13,627.89    $   143.06
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.07%        41.63%       $ 14,163.46    $   148.68
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.07%        47.20%       $ 14,720.09    $   154.53
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,294.85
---                                                                  ----------

                                       44
PROSPECTUS July 31, 2017                                            Appendix A

DEUTSCHE REAL ASSETS FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         0.95%         4.05%       $ 10,405.00    $    96.92
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.12%         8.09%       $ 10,808.71    $   118.80
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.12%        12.28%       $ 11,228.09    $   123.41
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.12%        16.64%       $ 11,663.74    $   128.19
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.12%        21.16%       $ 12,116.30    $   133.17
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.12%        25.86%       $ 12,586.41    $   138.34
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.12%        30.75%       $ 13,074.76    $   143.70
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.12%        35.82%       $ 13,582.06    $   149.28
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.12%        41.09%       $ 14,109.04    $   155.07
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.12%        46.56%       $ 14,656.48    $   161.09
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,347.97
---                                                                  ----------

DEUTSCHE REAL ASSETS FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.07%         3.93%       $ 10,393.00    $   109.10
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.24%         7.84%       $ 10,783.78    $   131.30
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.24%        11.89%       $ 11,189.25    $   136.23
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.24%        16.10%       $ 11,609.96    $   141.36
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.24%        20.46%       $ 12,046.50    $   146.67
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.24%        24.99%       $ 12,499.45    $   152.18
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.24%        29.69%       $ 12,969.42    $   157.91
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.24%        34.57%       $ 13,457.07    $   163.84
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.24%        39.63%       $ 13,963.06    $   170.00
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.24%        44.88%       $ 14,488.07    $   176.40
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,484.99
---                                                                  ----------

ADDITIONAL INDEX INFORMATION

MSCI WORLD INDEX captures large and mid cap representation across 23 Developed
Markets countries. With 1,652 constituents, the index covers approximately 85%
of the free float-adjusted market capitalization in each country.

DOW JONES BROOKFIELD INFRASTRUCTURE INDEX measures the stock performance of companies worldwide whose primary business is the ownership and operation of
(rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors:
airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors.

FTSE EPRA/NAREIT DEVELOPED INDEX is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.

                                       45
PROSPECTUS July 31, 2017                                            Appendix A

BLOOMBERG COMMODITY INDEX (formerly known as Dow Jones UBS Commodity Index) is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both US and London exchanges.

S&P GLOBAL NATURAL RESOURCES INDEX includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

BLOOMBERG BARCLAYS US TREASURY INFLATION NOTES TOTAL RETURN INDEX (name changed from Barclays US Treasury Inflation Notes Total Return Index effective August
24, 2016) includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

                                       46

PROSPECTUS July 31, 2017                                            Appendix A

[GRAPHIC APPEARS HERE]

Appendix B

SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers. In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.

The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund's prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries.
Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries' administration of such waivers, discounts, policies or procedures.

MERRILL LYNCH CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill
Lynch platform or account will be eligible only for the following load waivers
(front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or SAI.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

oEmployer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

oShares purchased by or through a 529 Plan

oShares purchased through a Merrill Lynch affiliated investment advisory program

oShares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

oShares of funds purchased through the Merrill Lynch Edge Self-Directed platform (if applicable)

oShares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

oShares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

oEmployees and registered representatives of Merrill Lynch or its affiliates and their family members

oDirectors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

oShares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption,
 (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of
 Reinstatement)

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

oDeath or disability of the shareholder

oShares sold as part of a systematic withdrawal plan as described in the fund's prospectus

oReturn of excess contributions from an IRA Account

oShares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

oShares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

                                       47
PROSPECTUS July 31, 2017                                            Appendix B

oShares acquired through a right of reinstatement

oShares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
 (applicable to A and C shares only)

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF
 ACCUMULATION & LETTERS OF INTENT

oBreakpoints as described in this prospectus.

oRights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at
 Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

oLetters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a
 13-month period of time (if applicable)

                                       48
PROSPECTUS July 31, 2017                                            Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management ("Deutsche AM") at the phone number or address listed below. SAIs and shareholder reports are also available through the Deutsche AM Web site at deutschefunds.com. These documents and other information about the fund are available from the EDGAR Database on the
SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling the SEC at (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DEUTSCHE ASSET MANAGE-   PO Box 219151
MENT                     Kansas City, MO
                         64121-9151
                         deutschefunds.com
                         Shareholders:
                         (800) 728-3337
                         Investment professionals:
                         (800) 621-5027
SEC                      Public Reference Section
                         Washington, D.C. 20549-1520
                         SEC.GOV
DISTRIBUTOR              Deutsche AM Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          Deutsche Market Trust
                         Deutsche Real Assets Fund
                         811-01236

                                                   Deutsche
                                                   Asset Management [DB Logo]

(07/31/17) DRAF-1

SUPPLEMENT
TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche California Tax-Free Income Fund

Deutsche CROCI ®
        International Fund

Deutsche CROCI ®
        Sector Opportunities Fund

Deutsche CROCI ®
        U.S. Fund

Deutsche Emerging Markets Frontier Fund

Deutsche Enhanced Commodity
        Strategy Fund

Deutsche European Equity Fund

Deutsche Floating Rate Fund

        Deutsche Global Growth Fund

Deutsche Health and Wellness Fund

Deutsche Intermediate Tax/AMT Free Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Managed Municipal Bond Fund

Deutsche Massachusetts Tax Free Fund

Deutsche Money Market Prime Series

Deutsche Multi-Asset Conservative
        Allocation Fund

        Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate
        Allocation Fund

Deutsche New York Tax-Free Income Fund

Deutsche Real Assets Fund

Deutsche Select Alternative Allocation Fund

Deutsche Strategic High-Yield Tax Free Fund

The following change is effective on August 7, 2017:

The following disclosure replaces existing disclosure
under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUND” section in each fund’s prospectus, as applicable.

Class C to Class A or Class
S in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or
“wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or
(ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or Class S shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA may
potentially become eligible to invest in Class A shares by reason of their investment in such Employer Sponsored Retirement Plan or Employer-Sponsored IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or Class S shares (as applicable) of equal aggregate value of the same fund.
No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the Employer-Sponsored Retirement Plan or Employer-Sponsored IRA where the Class A shares or Class S shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or Class
S shares of the same fund.

Class C to Class A, Class S
or Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA may potentially become eligible to invest in Class A shares by reason of their investment in such
Employer Sponsored Retirement Plan or Employer-Sponsored IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional
Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the Employer-Sponsored Retirement Plan or Employer-Sponsored
IRA where the Class A shares, Class S shares or Institutional Class shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or

July 7, 2017

PROSTKR-876

servicing agents to learn more
about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.

Please Retain This Supplement
for Future Reference

July 7, 2017

PROSTKR-876

2

SUPPLEMENT
TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Deutsche
Select Alternative Allocation Fund

The
Board of Trustees of Deutsche Market Trust, on behalf of Deutsche Select Alternative Allocation Fund (the “Acquired Fund”),
has approved a proposal by Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor of the Acquired Fund, to effect the merger of the Acquired Fund into Deutsche Real Assets Fund (the “Acquiring Fund”), also a series of Deutsche Market Trust, on or about October 30, 2017 (the “Merger Date”).

The
proposal will be submitted for approval by shareholders of the Acquired Fund at a shareholder meeting to be held in the fourth quarter of 2017. Completion of the merger is subject to approval of the merger by shareholders of the Acquired Fund. Prior to the shareholder meeting, shareholders of record on the record date for the shareholder meeting will receive: (i) a Prospectus/Proxy
Statement describing the proposed merger and the Board of Trustees’ considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring Fund.

If
the proposed merger is approved by shareholders, the merger is expected to occur on or about October 30, 2017 and is expected to be a tax-free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

You
can find information about the Acquiring Fund and its policies and risks, including a prospectus and a summary prospectus, online at www.deutschefunds.com/mutualpros. You can also get this information at no cost by emailing a request to service@db.com, by calling
(800) 728-3337 or by asking your financial advisor.

If
the proposed merger is approved by shareholders of the Acquired Fund at the shareholder meeting, the Acquired Fund will be closed to new investors except as described below. Unless you qualify for one of the investor eligibility categories described below, you may not invest in the Acquired Fund following shareholder approval of the merger (the “Cease Sales Date”). You may continue to purchase Acquired Fund shares following the Cease Sales Date through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the Cease Sales Date, you are:

■
a current shareholder of the Acquired Fund; or

■
a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the Acquired Fund as an investment option.

Following
the Cease Sales Date, new accounts in the Acquired Fund may be opened for the following or under the following circumstances:

■
transfers of shares from existing accounts in the Acquired Fund;

■
Officers and Board Members of the Deutsche funds, and full-time employees of the Advisor and its affiliates and their family members;

■
any group retirement, employee stock bonus, pension or profit sharing plan using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and Deutsche AM Distributors, Inc. (the “Distributor”) and its affiliates, or Deutsche Asset Management/Ascensus, Inc. 403(b) plans;

■
any discretionary wrap program that holds Acquired Fund shares as of the Cease Sales Date (which includes the ability to add new accounts that may purchase fund shares);

■
any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan, Inc., a subsidiary of Ascensus, Inc., or ADP, Inc. alliances, that includes the Acquired Fund as an investment option as of the Cease Sales Date;

■
any group retirement, employee stock bonus, pension or profit sharing plan, whose plan administrator as of the Cease Sales Date has approved the Acquired Fund for use in existing or new plans that it administers;

■
accounts managed by the Advisor or any advisory products offered by the Advisor or the Distributor;

May 23, 2017

PROSTKR-819

IMAGE OMITTED [

■
in the case of certain mergers or reorganizations, retirement plans may be able to add the Acquired Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Acquired Fund would be able to continue to invest in the Acquired Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which: (i) one or more companies involved in such transaction currently offers the Acquired Fund as an investment option, and/or (ii) any company as a result of such transaction becomes affiliated with the company currently offering the Acquired Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Acquired Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Acquired Fund for certain plans or programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Acquired Fund. Requests for new accounts into the Acquired Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Acquired Fund is believed to negatively impact existing fund shareholders;

■
under certain circumstances, all or a portion of the shares held in a closed fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares.

Except
as otherwise noted, these restrictions apply to investments made directly with the Distributor, the Acquired Fund’s principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors in the Acquired Fund unless the investor is one of the types listed above. Once an account is closed, new investments into the Acquired Fund will not be accepted unless you satisfy one of the investor eligibility categories listed above. In limited circumstances, the Advisor or the Distributor may, at their discretion, approve additional exceptions for planned or pending activity.

Following
the Cease Sales Date, exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account. The Distributor may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase
Acquired Fund shares following the Cease Sales Date.

The
foregoing is not a solicitation of any proxy.

Please
Retain This Supplement for Future Reference

May
23, 2017

PROSTKR-819

2

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche European Equity Fund
Deutsche Fixed Income Opportunities Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund

Deutsche Global Growth Fund
Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Small Cap Fund
Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche Latin America Equity Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Money Market Prime Series
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund
Deutsche Multi-Asset Moderate Allocation Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Assets Fund
Deutsche Science and Technology Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund
Deutsche Strategic Government Securities Fund
Deutsche Select Alternative Allocation Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche Unconstrained Income Fund
Deutsche World Dividend Fund

Effective April 10, 2017, the following disclosure is added to the first paragraph under the "Fees and Expenses of the Fund" section of the summary section of each fund's prospectus.

Information about sales charge discounts and waivers that may be provided by certain intermediaries is described under "Appendix B - Sales Charge Waivers and Discounts Available Through Intermediaries," which has been added to the fund's prospectus by supplement.

Effective April 10, 2017, "Appendix B, Sales Charge Waivers and Discounts
Available Through Intermediaries" is added to each fund's prospectus.

APPENDIX B

SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers. In all instances, it is the shareholder's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.

The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund's prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries.
Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries' administration of such waivers, discounts, policies or procedures.

MERRILL LYNCH CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill
Lynch platform or account will be eligible only for the following load waivers
(front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund's prospectus or SAI.

April 3, 2017
PROSTKR-799

                                                   Deutsche
                                                   Asset Management [DB Logo]

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

o     Employer-sponsored  retirement, deferred compensation and employee benefit plans  (including  health  savings accounts) and trusts used to fund those plans,  provided  that  the  shares  are  not  held  in a commission-based brokerage account and shares are held for the benefit of the plan

o     Shares purchased by or through a 529 Plan

o     Shares  purchased  through  a Merrill Lynch affiliated investment advisory program

o     Shares  purchased  by  third  party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

o     Shares  of  funds  purchased  through the Merrill Lynch Edge Self-Directed platform (if applicable)

o     Shares  purchased  through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

o     Shares  exchanged  from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

o     Employees   and   registered  representatives  of  Merrill  Lynch  or  its
      affiliates and their family members

o     Directors  or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

o     Shares  purchased  from  the  proceeds of redemptions within the same fund family,  provided  (1)  the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
      (3)  redeemed  shares  were  subject to a front-end or deferred sales load
      (known as Rights of Reinstatement)

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

o     Death or disability of the shareholder

o     Shares  sold  as  part of a systematic withdrawal plan as described in the fund's prospectus

o     Return of excess contributions from an IRA Account

o     Shares  sold  as  part  of  a  required  minimum  distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

o     Shares  sold  to  pay  Merrill  Lynch  fees but only if the transaction is initiated by Merrill Lynch

o     Shares acquired through a right of reinstatement

o     Shares  held  in  retirement  brokerage accounts, that are exchanged for a lower  cost  share  class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF
 ACCUMULATION & LETTERS OF INTENT

o     Breakpoints as described in this prospectus.

o     Rights  of  Accumulation  (ROA)  which  entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at
      Merrill  Lynch.  Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

o     Letters  of  Intent  (LOI)  which  allow for breakpoint discounts based on anticipated  purchases within a fund family, through Merrill Lynch, over a
      13-month period of time (if applicable)

               Please Retain This Supplement for Future Reference

April 3, 2017
PROSTKR-799
                                       2

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche European Equity Fund

Deutsche Floating Rate Fund
Deutsche Global Growth Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund
Deutsche Multi-Asset Global Allocation Fund
Deutsche Real Assets Fund
Deutsche Select Alternative Allocation Fund

The following disclosure is added under the "POLICIES ABOUT TRANSACTIONS"
heading of the "INVESTING IN THE FUNDS" section in each fund's prospectus.

CLASS A OR CLASS C TO CLASS T IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser, may become eligible to invest in Class T shares. Subject to the discretion of the
Distributor, such shareholders may exchange their Class A or Class C shares for
Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.

Currently, Class T shares are not available for purchase.

               Please Retain This Supplement for Future Reference

March 16, 2017
PROSTKR-794

                                                   Deutsche
                                                   Asset Management [DB Logo]

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

Deutsche California Tax-Free Income Fund
Deutsche Communications Fund
Deutsche Core Plus Income Fund
Deutsche CROCI (Reg. TM) Equity Dividend Fund
Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche European Equity Fund
Deutsche Floating Rate Fund
Deutsche Global Growth Fund

Deutsche Global Infrastructure Fund
Deutsche Global Real Estate Securities Fund
Deutsche Health and Wellness Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Value Fund
Deutsche MLP & Energy Infrastructure Fund
Deutsche Money Market Prime Series
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund
Deutsche Multi-Asset Moderate Allocation Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Assets Fund
Deutsche Real Estate Securities Fund
Deutsche S&P 500 Index Fund
Deutsche Select Alternative Allocation Fund
Deutsche Small Cap Value Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche U.S. Bond Index Fund

ALL OF THE FOLLOWING CHANGES TO EACH OF THE FUND'S PROSPECTUSES ARE EFFECTIVE
ON APRIL 10, 2017:

The following disclosure is added in the "Class C Shares" subsection of the
"CHOOSING A SHARE CLASS" section in each fund's prospectus:

Shareholders who have held their Class C shares for 10 years or more may request an exchange of their Class C shares for Class A shares in the same fund. No sales charges or other charges will apply to any such exchanges. You may be asked by your financial advisor or Shareholder Services for certain documents to verify your eligibility for this exchange privilege. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares for Class A shares in the same fund.

The following disclosure replaces the corresponding existing disclosure under the "POLICIES ABOUT TRANSACTIONS" heading of the "INVESTING IN THE FUNDS"
section for the relevant classes in each fund's prospectus, as applicable.

CLASS A TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple client transactions.
Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class A shares of a fund for Institutional Class shares of the same fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program, may become eligible to invest in Class S shares. Subject to the discretion of the
Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for
Class S shares of the same fund.

CLASS C TO CLASS A OR INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE.
Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in
Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or
Institutional Class shares

March 1, 2017
PROSTKR-788

                                                   Deutsche
                                                   Asset Management [DB Logo]

by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or
Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange.
Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares or Institutional Class shares are available.
DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.
Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or
Institutional Class shares of the same fund.

CLASS C TO CLASS A OR CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who either (i) have invested in Class C shares through a comprehensive or
"wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or Class S shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or Class
S shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the
Class A shares or Class S shares are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any
CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or Class S shares of the same fund.

CLASS C TO CLASS A, CLASS S OR INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE
PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in
Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares,
Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares or Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.
Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares,
Class S shares or Institutional Class shares of the same fund.

March 1, 2017
PROSTKR-788
                                       2

CLASS S TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class S shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions.
Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class S shares of a fund for Institutional Class shares of the same fund.

               Please Retain This Supplement for Future Reference

March 1, 2017
PROSTKR-788
                                       3

Deutsche
Asset Management

Prospectus

December 1, 2016

Deutsche Select Alternative Allocation Fund
CLASS/TICKER                                 A   SELAX    C   SELEX    R   SELRX    R6   SELUX    INST   SELIX    S   SELSX

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                       [DB Logo]

[GRAPHIC APPEARS HERE]

DEUTSCHE SELECT ALTERNATIVE
ALLOCATION FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  9
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUND

Financial Intermediary Support Payments (not

-------------------------------------------------------------------------------
YOUR  INVESTMENT  IN  THE  FUND  IS  NOT  A  BANK  DEPOSIT AND IS NOT INSURED OR
GUARANTEED  BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

Deutsche
Asset Management
                                                                       [DB Logo]

Deutsche Select Alternative Allocation Fund

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 22) and Purchase and Redemption
of Shares in the fund's Statement of Additional Information (SAI) (p. II-16).

SHAREHOLDER FEES (paid directly from your investment)

                                         A          C       R      R6    INST      S
                                ----------  ---------  ------  ------  ------  -----

Maximum sales charge (load)
imposed on purchases, as %
of offering price                    5.75     None     None    None    None    None
-------------------------------      ----     --       ------  ------  ------  ---
Maximum deferred sales
charge (load), as % of
redemption proceeds                None     1.00       None    None    None    None
-------------------------------    ------   ----       ------  ------  ------  ---
Account Maintenance Fee
(annually, for fund account
balances below $10,000 and
subject to certain exceptions)    $   20    $20        None    None    None    $20
-------------------------------   -------   ----       ------  ------  ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

                                      A          C          R          R6        INST           S
                              ---------  ---------  ---------  ----------  ----------  ----------

Management fee                    0.00       0.00       0.00       0.00        0.00        0.00
-----------------------------     ----       ----       ----       ----        ----        ----
Distribution/service (12b-1)
fees                              0.25       1.00       0.50      None        None        None
-----------------------------     ----       ----       ----      -----       -----       -----
Other expenses                    0.31       0.31       0.43       0.24        0.29        0.38
-----------------------------     ----       ----       ----      -----       -----       -----
Acquired funds fees and
expenses                          1.26       1.26       1.26       1.26        1.26        1.26
-----------------------------     ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                          1.82       2.57       2.19       1.50        1.55        1.64
-----------------------------     ----       ----       ----      -----       -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         C         R        R6      INST         S
-------  --------  --------  --------  --------  --------  --------

1        $ 749     $ 360     $ 222     $ 153     $ 158     $ 167
--       -----     -----     -----     -----     -----     -----
3        1,115       799       685       474       490       517
--       -----     -----     -----     -----     -----     -----
5        1,504     1,365     1,175       818       845       892
--       -----     -----     -----     -----     -----     -----
10       2,589     2,905     2,524     1,791     1,845     1,944
--       -----     -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:

YEARS           A         C         R        R6      INST         S
-------  --------  --------  --------  --------  --------  --------

1        $ 749     $ 260     $ 222     $ 153     $ 158     $ 167
--       -----     -----     -----     -----     -----     -----
3        1,115       799       685       474       490       517
--       -----     -----     -----     -----     -----     -----
5        1,504     1,365     1,175       818       845       892
--       -----     -----     -----     -----     -----     -----
10       2,589     2,905     2,524     1,791     1,845     1,944
--       -----     -----     -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2016: 34%.

                                       1
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund is a fund-of-funds, which means its assets are invested in a combination of other Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by
Deutsche Investment Management Americas Inc., the fund's investment advisor, or one of its affiliates), certain other securities and derivative instruments.
The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as "underlying funds"). The fund's allocations among the underlying funds may vary over time.

The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, including common stocks, preferred stocks, and convertible stocks issued by US and foreign corporations; debt securities of varying maturities and credit qualities (including below-investment grade or junk bonds) issued by US and foreign corporations, governments, and government agencies; equity and debt securities issued by real estate investment trusts (REITs); inflation-indexed bonds; and senior loans.
The underlying funds may also use various types of derivative instruments, including futures contracts, forward currency contracts, swaps, and commodities-related derivatives. The underlying funds may invest in emerging markets securities and sell securities short.

MANAGEMENT PROCESS. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset classes and investment strategies that should be represented in the fund's portfolio. Such asset categories and investment strategies may include: market neutral, long/short, inflation-protection, commodities, real estate, floating rate loans, infrastructure, emerging markets, high-yield and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

Portfolio management may make allocations ranging from 0% to 30% of the fund's assets in a particular strategy or asset category.

DERIVATIVES. In addition to the above-mentioned derivatives, the fund, and the underlying funds in which the fund may invest, may use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management;
(iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.

In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.

                                       2
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.

While the fund does not concentrate in a particular industry, it may concentrate in an underlying Deutsche fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.

NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. While the fund is diversified, certain underlying funds may be classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal
Revenue Code, the fund's ability to gain exposure to commodity-linked instruments may be limited.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United
Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors.
Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures

                                       3
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a
1% fall in value for every year of duration.)

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

REAL ESTATE SECURITIES RISK. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents
(whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation.
In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund.

GOLD-RELATED INVESTMENTS RISK. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

INFRASTRUCTURE-RELATED COMPANIES RISK. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

DIVIDEND-PAYING STOCK RISK. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected.

Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company's capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.

DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.

                                       4
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

INTEREST RATE STRATEGIES RISK. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.

BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

CROCI (Reg. TM) RISK. Certain of the underlying funds will be managed using the
Cash Return on Capital Invested (CROCI (Reg. TM)) Investment Process which is based on portfolio management's belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)
Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the underlying funds (such as, among others, the CROCI (Reg. TM) Economic P/E ratio) are determined by the
CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on

                                       5
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group
that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund's ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI (Reg. TM)
Investment Process.

FRONTIER MARKET RISK. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity - economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

MICRO-CAP COMPANY RISK. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies' earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.

SENIOR LOANS RISK. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange.
Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

Senior loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the
Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

                                       6
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

TAX STATUS RISK. Income and gains from commodities or certain commodity-linked derivatives do not constitute "qualifying income" to the fund for purposes of qualification as a "regulated investment company" for federal income tax purposes. The Internal Revenue Service has issued a private ruling to certain underlying funds that income derived from the fund's investment in its wholly-
owned subsidiary that invests in commodities and commodity-related investments will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.

SUBSIDIARY RISK. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands
(the Subsidiary) that is not registered as an investment company under the
Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the
Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

Prior to May 31, 2013, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect. The performance figures for Class R shares prior to the inception date are based on the historical performance of Class A, adjusted to reflect the higher total annual operating expenses of Class R.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  2009       2010       2011       2012      2013      2014      2015
  23.33      11.01       -1.29     8.57      0.97      3.42       -6.59

                    RETURNS    PERIOD ENDING

 BEST QUARTER      13.25%      June 30, 2009
 WORST QUARTER     -6.84%      September 30, 2011
 YEAR-TO-DATE       7.28%      September 30, 2016

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2015 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                       7
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

                                  CLASS            1           5       SINCE
                              INCEPTION         YEAR       YEARS   INCEPTION
                            -----------  -----------  ----------  ----------

CLASS A before tax          9/30/2008        -11.96       -0.30       2.69
--------------------------- ---------       -------      ------       ----
  After tax on distribu-
  tions                                      -12.94       -1.28       1.58
  After tax on distribu-
  tions and sale of fund
  shares                                      -6.70       -0.52       1.72
--------------------------- ---------       -------      ------       ----
CLASS C before tax          9/30/2008         -7.22       0.15        2.76
--------------------------- ---------       -------      ------       ----
CLASS R before tax           5/1/2012         -6.82       0.55        3.16
--------------------------- ---------       -------      ------       ----
INST CLASS before tax       9/30/2008         -6.35       1.20        3.82
--------------------------- ---------       -------      ------       ----
CLASS S before tax          9/30/2008         -6.44       1.08        3.74
--------------------------- ---------       -------      ------       ----
MSCI WORLD INDEX
(reflects no deduction for
fees or expenses)                             -0.87       7.59        7.28
--------------------------- ---------       -------      ------       ----
BLOOMBERG BARCLAYS
U.S. AGGREGATE BOND
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                     0.55        3.25        4.41
--------------------------- ---------       -------      ------       ----
BLENDED INDEX                                 -0.07       6.12        6.56
--------------------------- ---------       -------      ------       ----

                                   CLASS           1       SINCE
                               INCEPTION        YEAR   INCEPTION
                             -----------  ----------  ----------

CLASS R6 before tax          12/1/2014        -6.32       -6.71
---------------------------  ---------       ------      ------
MSCI WORLD INDEX
(reflects no deduction for
fees or expenses)                             -0.87       -2.28
---------------------------  ---------       ------      ------
BLOOMBERG BARCLAYS
U.S. AGGREGATE BOND
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                     0.55        0.59
---------------------------  ---------       ------      ------
BLENDED INDEX                                 -0.07       -0.92
---------------------------  ---------       ------      ------

BLENDED INDEX is composed of 60% in the MSCI World Index and 40% in the
Bloomberg Barclays U.S. Aggregate Bond Index (name changed from Barclays U.S.
Aggregate Bond Index effective August 24, 2016).

Portfolio management believes that the MCSI World Index, Bloomberg Barclays
U.S. Aggregate Bond Index and the blend of each of these indexes reflect the different components of the fund's typical asset allocations.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

PANKAJ BHATNAGAR, PHD, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.

DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                                              AUTOMATIC
                                             UGMAS/          INVESTMENT
                  NON-IRA            IRAS     UTMAS               PLANS
        -----------------  --------------  --------  ------------------

A C         1,000                 500       1,000             500
------      -----                 ---       -----             ---
R              None              N/A         N/A             N/A
--          -----                ----       -----            ----
R6             None              N/A         N/A             N/A
--          -----                ----       -----            ----
INST    1,000,000                N/A         N/A             N/A
--      ---------                ----       -----            ----
S           2,500               1,000       1,000           1,000
--      ---------               -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section
529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class, Class R and Class
R6 shares. The minimum additional investment in all other instances is $50.

TO PLACE ORDERS

MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares.

Class R and Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

                                       8
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-
advantaged investment plans, however, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

                                       9
PROSPECTUS December 1, 2016        Deutsche Select Alternative Allocation Fund

[GRAPHIC APPEARS HERE]

Fund Details

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund is a fund-of-funds, which means its assets are invested in a combination of other Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by
Deutsche Investment Management Americas Inc., the fund's investment advisor, or one of its affiliates), certain other securities and derivative instruments.
The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as "underlying funds"). The fund's allocations among the underlying funds may vary over time.

The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, including common stocks, preferred stocks, and convertible stocks issued by US and foreign corporations; debt securities of varying maturities and credit qualities (including below-investment grade or junk bonds) issued by US and foreign corporations, governments, and government agencies; equity and debt securities issued by real estate investment trusts (REITs); inflation-indexed bonds; and senior loans.
The underlying funds may also use various types of derivative instruments, including futures contracts, forward currency contracts, swaps, and commodities-related derivatives. The underlying funds may invest in emerging markets securities and sell securities short.

MANAGEMENT PROCESS. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset classes and investment strategies that should be represented in the fund's portfolio. Such asset categories and investment strategies may include: market neutral, long/short, inflation-protection, commodities, real estate, floating rate loans, infrastructure, emerging markets, high-yield and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

Portfolio management may make allocations ranging from 0% to 30% of the fund's assets in a particular strategy or asset category.

Portfolio management may make allocations to the following Deutsche mutual funds:

o  Deutsche CROCI( (Reg. TM)) Sector Opportunities Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund will invest in common stocks of approximately 30 companies (excluding financial companies) selected from among the largest European, US and Japanese companies represented in the CROCI (Reg. TM) Investment Strategy and
   Valuation Group's database of companies evaluated using the Cash Return on
   Capital Invested (CROCI (Reg. TM)) proprietary strategy. Portfolio management will choose investments from three of the following nine global economic sectors, each of which is comprised of two or more industries (the fund will not focus on the industries within a sector): Consumer
   Discretionary, Consumer Staples, Energy, Healthcare, Information
   Technology, Industrials, Materials, Telecom and Utilities. In addition, the fund may invest without limit in stocks and other securities of companies not publicly traded in the United States. Portfolio management intends to invest in stocks of companies that it believes offer "economic value,"
   selected by utilizing the proprietary CROCI (Reg. TM) strategy.
   Periodically, portfolio management will determine the three industry sectors that it believes offer the most favorable economic value. It will then identify approximately ten stocks within each chosen sector that it believes offer the most favorable economic value for such sector - for a typical portfolio at any given time of approximately thirty holdings.
   Economic value will be determined through the use of the CROCI (Reg. TM)
   proprietary strategy, among other factors. Under the CROCI (Reg. TM)
   strategy, economic value is measured using various metrics, such as the
   CROCI (Reg. TM) Economic Price Earnings Ratio (CROCI (Reg. TM) Economic P/E
   Ratio). The CROCI (Reg. TM) Economic P/E Ratio is a proprietary

                                       10
PROSPECTUS December 1, 2016                                       Fund Details

   measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic P/E Ratio and other CROCI
   (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM)
   strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio
   management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 30 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. The fund is classified as a non-diversified fund.

o  Deutsche Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.

o  Deutsche Emerging Markets Frontier Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers that are listed on an exchange in a frontier market or small emerging market country; are organized under the laws of, or have principal offices in, frontier market or small emerging market countries; or have significant exposure to such countries' economies. In general, frontier market and small emerging market countries are sub-sets of those markets currently considered to be developing or countries with a stock market capitalization of less than 3% of the MSCI World Index. The fund normally invests primarily in common stocks, but may also invest in preferred stocks or convertible securities. In addition, the fund may invest a portion of its assets in other types of securities, including debt securities, short-term securities, warrants, and other similar securities.
   The fund may also invest significantly in participation or participatory notes, which are a type of equity linked derivative, which are structured as debt obligations and are issued or backed by banks and broker-dealers, and are designed to replicate equity market exposure in foreign markets with limitations on direct investments due to local investment restrictions.

o  Deutsche Enhanced Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. Under normal circumstances, the fund will not invest more than 40% of its total assets in any one country. The fund invests at least 50% of total assets in US dollar-denominated securities.
   In an attempt to enhance returns, the fund may employ proprietary quantitative, rules-based currency strategies across developed and emerging market currencies. The fund is classified as a non-diversified fund.

o  Deutsche Enhanced Commodity Strategy Fund. The fund's investment objective is total return. Under normal circumstances, the fund seeks to achieve its investment objective by investing in commodity-linked derivative instruments (a contract whose value is based on a particular commodity)
   backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing a portion of its assets in its wholly-owned subsidiary, Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed-income instruments, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund concentrates its investments in commodities-related industries. The fund and its wholly-owned subsidiary are each a "commodity pool" and are subject to the requirements of the Commodity Exchange Act, as amended (CEA) and the rules of the Commodity Futures Trading Commission
   (CFTC) promulgated thereunder.

o  Deutsche Floating Rate Fund. The fund seeks to provide high current income.
   Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment
   ("senior loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1-3% of the fund's total assets for a range of purposes, including to create investment leverage.

o  Deutsche Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years.
   Subject to its portfolio maturity

                                       11
PROSPECTUS December 1, 2016                                       Fund Details

   policy, the fund may purchase individual securities with any stated
   maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.

o  Deutsche Global Inflation Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government and foreign governments, their agencies or instrumentalities, and US and foreign corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary, Cayman Global Inflation Plus Fund,
   Ltd., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund and its wholly-owned subsidiary are each a "commodity pool" and are subject to the requirements of the CEA and the rules of the CFTC promulgated thereunder.

o  Deutsche Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. Under normal circumstances, the fund invests mainly in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund concentrates in securities of infrastructure-related companies. The fund is classified as a non-diversified fund.

o  Deutsche Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund may invest without limitation in companies engaged principally in the real estate industry.

o  Deutsche Gold & Precious Metals Fund. The fund seeks maximum return
   (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. The fund's investments in coins and bullion will not earn income, and the sole source of return to the fund from these investments will be from gains or losses realized on the sale of such investments. Companies in which the fund invests may be involved in activities such as exploration, mining, fabrication, processing and distribution of gold or other precious metals. The fund intends to gain exposure to the commodity markets through direct investments in commodities or investments in commodity-linked derivatives by investing up to 25% of the fund's assets in a wholly-owned-subsidiary, Cayman Precious Metals
   Fund, Inc. organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps and futures. This subsidiary will also invest in debt securities, some of which are intended to serve as margin or collateral for its derivatives positions, and may also invest in commodity-linked exchange traded funds and may invest available cash in affiliated money market funds. The fund may concentrate in securities issued by wholly-owned subsidiaries and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. The fund is classified as a non-diversified fund. The fund and its wholly-owned subsidiary are each a "commodity pool" and are subject to the requirements of the CEA and the rules of the CFTC promulgated thereunder.

o  Deutsche High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed-income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, the fund generally invests at

                                       12
PROSPECTUS December 1, 2016                                       Fund Details

   least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

o  Deutsche Real Estate Securities Income Fund. The fund's investment objective is to seek current income with capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in securities of real estate investment trusts (REITs) and real estate companies. The fund will invest 25% or more of its total assets in securities of companies principally engaged in the real estate industry.
   The fund is classified as a non-diversified fund.

Portfolio management monitors the list of Deutsche funds in which the fund may invest, and may periodically add or remove Deutsche funds from the list to obtain exposure to new investment strategies, to replace underperforming
Deutsche funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund's asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

Other Deutsche funds in which the fund may invest from time to time may include series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche
Investment Management Americas Inc. and DBX Advisors LLC are subsidiaries of
Deutsche Bank AG.

DERIVATIVES. In addition to the above-mentioned derivatives, the fund, and the underlying funds in which the fund may invest, may use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management;
(iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself.
Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.

UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.

In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.

CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests

                                       13
PROSPECTUS December 1, 2016                                       Fund Details

more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.

While the fund does not concentrate in a particular industry, it may concentrate in an underlying Deutsche fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.

NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. While the fund is diversified, certain underlying funds may be classified as non-diversified under the
Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal
Revenue Code, the fund's ability to gain exposure to commodity-linked instruments may be limited.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United
Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets.
Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors.
Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

                                       14
PROSPECTUS December 1, 2016                                       Fund Details

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a
1% fall in value for every year of duration.)

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

REAL ESTATE SECURITIES RISK. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents
(whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation.
In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund.

GOLD-RELATED INVESTMENTS RISK. Prices of gold or other precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

INFRASTRUCTURE-RELATED COMPANIES RISK. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

DIVIDEND-PAYING STOCK RISK. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a

                                       15
PROSPECTUS December 1, 2016                                       Fund Details

stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected.

Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company's capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.

DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. In addition, derivative instruments whose values are tied to the value of hedge funds will be subject to the risks of the assets held by the hedge fund, structural risks of hedge funds (e.g., liquidity risk and transparency risk) and pricing risk.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index
ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

                                       16
PROSPECTUS December 1, 2016                                       Fund Details

INTEREST RATE STRATEGIES RISK. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.

BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.

To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.

GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors.
Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

CROCI (Reg. TM) RISK. Certain of the underlying funds will be managed using the
Cash Return on Capital Invested (CROCI (Reg. TM)) Investment Process which is based on portfolio management's belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)
Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the underlying funds (such as, among others, the CROCI (Reg. TM) Economic P/E ratio) are determined by the
CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group
that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund's ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI (Reg. TM)
Investment Process.

FRONTIER MARKET RISK. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity - economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market

                                       17
PROSPECTUS December 1, 2016                                       Fund Details

countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

MICRO-CAP COMPANY RISK. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies' earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market. No active trading market may exist for some senior loans and certain senior loans may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses to the fund. Because some senior loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.

The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.

SENIOR LOANS RISK. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange.
Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

Senior loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the
Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. The uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected

                                       18
PROSPECTUS December 1, 2016                                       Fund Details

(extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

TAX STATUS RISK. Income and gains from commodities or certain commodity-linked derivatives do not constitute "qualifying income" to the fund for purposes of qualification as a "regulated investment company" for federal income tax purposes. The Internal Revenue Service has issued a private ruling to certain underlying funds that income derived from the fund's investment in its wholly-
owned subsidiary that invests in commodities and commodity-related investments will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.

SUBSIDIARY RISK. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands
(the Subsidiary) that is not registered as an investment company under the
Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund's service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund's operations.

Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund's or its service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted
(e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund's NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty's ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund's investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market

                                       19
PROSPECTUS December 1, 2016                                       Fund Details

participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o  The fund's underlying funds may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

o  When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers'
   acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund. If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the fund will achieve its investment objective.

A complete list of the fund's portfolio holdings as of the month-end is posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and
Deutsche AM Distributors, Inc. ("DDI" or the "Distributor"). Deutsche Asset
Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

                                       20
PROSPECTUS December 1, 2016                                       Fund Details

MANAGEMENT FEE. The Advisor does not receive any advisory fee for managing the fund but does receive fees as investment advisor to each underlying Deutsche fund.

The Advisor and, when applicable, affiliates of the Advisor earn fees at varying rates for providing services to the underlying Deutsche funds. The
Advisor may therefore have a conflict of interest in selecting the underlying
Deutsche funds and in determining whether to invest in an unaffiliated mutual fund, ETF or hedge fund, from which it will not receive any fees. However, the
Advisor is a fiduciary to the fund and will select investments that it believes are appropriate to meet the fund's investment objective.

The following waivers are currently in effect:

The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) at 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.49% for Class A,
Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended August 31 or semi-annual period ended
February 28 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between the fund and the
Advisor, the fund pays the Advisor a fee of 0.10% of the fund's average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the
Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-
manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or Deutsche Bank
AG ("wholly-owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.

MANAGEMENT

PANKAJ BHATNAGAR, PHD, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.

o  Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura
   Securities, Credit Suisse and Salomon Brothers.

o  Portfolio Manager for the Quantitative Group: New York.

o  Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State
   University; PhD in Finance, University of North Carolina at Chapel Hill.

DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2013.

o  Joined Deutsche Asset Management in 2006; previously has worked as a
   Director, Engineering and Business Development at Calpoint LLC from
   2001-2004.

o  Portfolio Manager: New York.

o  BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon
   University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       21
PROSPECTUS December 1, 2016                                       Fund Details

[GRAPHIC APPEARS HERE]

Investing in the Fund

This prospectus offers the share classes noted on the front cover. All classes of the fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:

o  CLASS A SHARES AND CLASS C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o  CLASS R SHARES, CLASS R6 SHARES, INSTITUTIONAL CLASS SHARES AND CLASS S
   SHARES are only available to particular investors or through certain programs, as described below.

Your financial advisor may also charge you additional fees, commissions or other charges.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account.

If you're investing directly with Deutsche Asset Management, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in the fund or similar funds, please refer to
apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).

CHOOSING A SHARE CLASS

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.

We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

CLASSES AND FEATURES               POINTS TO HELP YOU COMPARE

 CLASS A
 o Sales charge of up to 5.75%   o Some investors may be able to
   charged when you buy shares     reduce or eliminate their sales
                                   charge; see "Class A Shares"
 o In most cases, no charge when
   you sell shares               o Total annual expenses are
                                   lower than those for Class C
 o Up to 0.25% annual share-
   holder servicing fee          o Distributions are generally
                                   higher than Class C
 CLASS C
 o No sales charge when you buy  o Unlike Class A, Class C does
   shares                          not have a sales charge when
                                   buying shares, but has higher
 o Deferred sales charge of        annual expenses than those for
   1.00%, charged when you sell    Class A and a one year deferred
   shares you bought within the    sales charge
   last year
                                 o Distributions are generally
 o 0.75% annual distribution fee   lower than Class A
   and up to 0.25% annual share-
   holder servicing fee          o Maximum investment applies
 CLASS R
 o No sales charge when you buy  o Only available to participants in
   shares and no deferred sales    certain retirement plans
   charge when you sell shares   o Distributions are generally
 o 0.25% annual distribution fee   higher than Class C but lower
   and up to 0.25% annual share-   than Class A, Class S or Institu-
   holder servicing fee            tional Class

 CLASS R6
 o No sales charge when you buy o Only available to participants in
   shares and no deferred sales   certain retirement plans
   charge when you sell shares
 INSTITUTIONAL CLASS
 o No sales charge when you buy o Only available to certain institu-
   shares and no deferred sales   tional investors; typically
   charge when you sell shares    $1,000,000 minimum initial
                                  investment
                                o Distributions are generally
                                  higher than Class A and C, and
                                  may be higher than Class S,
                                  depending on relative expenses
 CLASS S
 o No sales charge when you buy o Limited availability, see "Eligi-
   shares and no deferred sales   bility Requirements" under
   charge when you sell shares    "Class S Shares"

The sales charge on purchases of Class A shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund's distributor, DDI, who may distribute all or a portion of the sales charge to your financial advisor.

                                       22
PROSPECTUS December 1, 2016                              Investing in the Fund

CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------

Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o  you indicate your intent in writing to invest at least $50,000 in any share class of any retail Deutsche fund (excluding direct purchase of Deutsche money market funds) over the next 24 months (Letter of Intent);

o  your holdings in all share classes of any retail Deutsche fund (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid) you already own plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount); or

o  you are investing a total of $50,000 or more in any share class of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds) on the same day (Combined Purchases).

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Deutsche funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit
deutschefunds.com (click on the link entitled "Fund Sales and Breakpoint
Schedule"), consult with your financial advisor or refer to the section entitled "Purchase and Redemption of Shares" in the fund's Statement of
Additional Information.

IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES
CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the Deutsche funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the Deutsche funds) and with respect to certain types of investment programs (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services or a no-load network, platform or self-directed brokerage account offered by a financial services firm that has entered into an agreement with DDI that may or may not charge you a transaction fee).

Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of
Additional Information. You may want to request a copy of the Statement of
Additional Information (the back cover tells you how to do this).

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU'RE INVESTING $250,000 OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy
Class A shares without a sales charge (Large Order NAV Purchase Privilege).
However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

                                       23
PROSPECTUS December 1, 2016                              Investing in the Fund

FOR THE FUND, investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------

First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-
sponsored employee benefit plans.

CLASS R SHARES

Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

ELIGIBILITY REQUIREMENTS. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

o  Individual Retirement Accounts (IRAs)

CLASS R6 SHARES

Class R6 shares have no initial sales charge, deferred sales charge or 12b-1 fees.

ELIGIBILITY REQUIREMENTS. You may buy Class R6 shares if you are a participant in certain retirement plan platforms that offer Class R6 shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b)
plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.

ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o  A plan administered as a college savings plan under Section 529 of the
   Internal Revenue Code.

o  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM

The minimum initial investment is waived for:

                                       24
PROSPECTUS December 1, 2016                              Investing in the Fund

o  Investment advisory affiliates of Deutsche Bank Securities, Inc. or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche funds or a broker-dealer authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional
Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.

CLASS S SHARES

Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below.
The following investors may purchase Class S shares of Deutsche funds either
(i) directly from DDI, the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of December 31, 2004:

o  Existing shareholders of Class S shares of any Deutsche fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any
   Deutsche fund. (This provision applies to persons who in the future become
   Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class
   S shares through the fee-based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o  A person who certifies that they are a participant in a "Deutsche AM retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a Deutsche AM retirement plan is defined as (i) an employer sponsored employee benefit plan made available through ADP, Inc.
   and/or its affiliates under an alliance between ADP, Inc. and Deutsche
   Asset Management or its affiliates; or (ii) a 403(b) plan for which
   ExpertPlan, Inc., a subsidiary of Ascensus, Inc., provides recordkeeping services and Deutsche AM Trust Company acts as the custodian.

o  A person who certifies that they are a participant who owns Class S shares of any Deutsche fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o  Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a Deutsche AM IRA made through a rollover facilitator having a relationship with Deutsche Asset
   Management.

o  Any person that has an existing account with Deutsche Bank Wealth Management
   ("Deutsche Bank WM") but who no longer meets the eligibility requirements to maintain an account with Deutsche Bank WM may open a new account in
   Class S shares of any Deutsche fund.

o  Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.

o  A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a Deutsche
   AM IRA.

o  Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class
   S shares.

The following additional investors may purchase Class S shares of Deutsche funds in connection with certain programs or plans.

o  Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee-based program.

                                       25
PROSPECTUS December 1, 2016                              Investing in the Fund

o  Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o  Plans administered as college savings plans under Section 529 of the
   Internal Revenue Code.

o  Persons who purchase shares through a Health Savings Account or a Voluntary
   Employees' Benefit Association ("VEBA") Trust.

DDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

BUYING, EXCHANGING AND SELLING SHARES

The following information applies to Class A, Class C, Institutional Class and
Class S shares.

For Class R shares and Class R6 shares, please see "How to Buy, Sell and
Exchange Class R Shares" and "How to Buy, Sell and Exchange Class R6 Shares",
respectively, or consult your retirement plan administrator.

TO CONTACT DEUTSCHE ASSET MANAGEMENT

BY PHONE

(800) 728-3337

BY MAIL

TYPE               ADDRESS
-----------------  ---------------------------

EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------  210 West 10th Street
                   Kansas City, MO 64105-1614
                   ---------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      P.O. Box 219557
                   Kansas City, MO 64121-9557

HOW TO BUY SHARES

Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------

A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section
529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your financial advisor can also assist with making additional investments into an existing account.

BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "Deutsche Asset Management" for the required initial minimum investment for the share class you have selected.

Once your account is established, to make additional investments, send a check made payable to "Deutsche Asset Management" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS)

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic
Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after Deutsche Asset Management has received the request. The fund may immediately terminate a shareholder's
Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.

OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.

BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call Deutsche Asset
Management and use our automated system to place your QuickBuy purchase using the

                                       26
PROSPECTUS December 1, 2016                              Investing in the Fund

Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.

ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at
deutschefunds.com to set up on-line access to your account(s), or log in to the
Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your Deutsche fund account(s).

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy
shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m.
Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

WIRE DETAILS

Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        Deutsche Asset Management
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- --------------------------------
Credit           (Fund name, Fund number and, if
---------------- applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------

A C     1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges between funds are allowed between like share classes only.

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call Deutsche Asset Management and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another Deutsche fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another Deutsche fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

HOW TO SELL SHARES

REQUIREMENTS AND LIMITS

CLASS   SELLING SHARES ($)
------- --------------------------------------------

A C     Check redemption:
------- Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A and C
------- --------------------------------------------
S       Same as Classes A and C
------- --------------------------------------------

THROUGH A FINANCIAL ADVISOR

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call Deutsche Asset Management and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your

                                       27
PROSPECTUS December 1, 2016                              Investing in the Fund

check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call Deutsche Asset Management and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH)
to your bank. Transactions generally take two to three days to be completed.
For accounts with $5,000 or more, you may also establish a Systematic
Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.

ON THE INTERNET. Register at deutschefunds.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.

Some redemptions can only be ordered in writing with a Medallion Signature
Guarantee. For more information, please contact Deutsche Asset Management (see phone number on the back cover).

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request.
For your protection, you may not change the destination bank account over the phone. To sell by wire, call Deutsche Asset Management and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m.
Eastern time to wire to your account the next business day.

HOW TO BUY, SELL AND EXCHANGE CLASS R SHARES

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent
("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.

Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

There is no minimum investment with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R shares to a Deutsche AM IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Deutsche fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Deutsche Class R share IRA are not permitted.

HOW TO BUY, SELL AND EXCHANGE CLASS R6 SHARES

If your retirement plan sponsor has selected Class R6 shares as an investment option, you may buy Class R6 shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order.

Shareholder servicing agents may charge additional fees to investors for those services, such as cash management or special trust or retirement investment reporting.

                                       28
PROSPECTUS December 1, 2016                              Investing in the Fund

There is no minimum investment with respect to Class R6 shares.

Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account and how to buy, sell and exchange
Class R6 shares.

IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R6 shares to a Deutsche AM IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Deutsche fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R6 shares, you will lose the privilege of purchasing Class R6 shares in the future.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6)

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund
(generally through the Distributor or an affiliate) and/or the Distributor or
Advisor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares or the retention and/or servicing of investors and Deutsche fund shares to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of up to $120,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from
ExpertPlan Inc., a subsidiary of Ascensus, Inc., on the Deutsche AM-branded retirement plan platform (the "Platform"). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the
Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the Deutsche funds to their customers. However, the Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales

                                       29
PROSPECTUS December 1, 2016                              Investing in the Fund

of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the
Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor or other intermediary may charge fees separate from those charged by the fund and may be compensated by the fund.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by the fund, we will provide you with written notification and we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." The specific requirements for good order depend on the type of account and transaction and the method of purchase. Contact
Deutsche Asset Management if you have any questions. After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

In the exercise of its sole discretion, the fund may without prior notice, refuse, cancel, limit or rescind, at any time, any purchase; freeze account activity and/or involuntarily redeem and close an existing account.
Specifically, the fund reserves the right to involuntarily redeem an account
(i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or
(ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to the fund. The fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if the fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.

With certain limited exceptions, only US residents may invest in the fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent, you'll need to allow extra time for your order to be processed.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

SUB-MINIMUM BALANCES FOR CLASS A AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic
Investment Plan funded with $50 or more per month in subsequent investments);
or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in
Deutsche fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

                                       30
PROSPECTUS December 1, 2016                              Investing in the Fund

ACCOUNT MAINTENANCE FEE FOR CLASSES A, C AND S. The fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.

The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in Deutsche fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to
Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell
Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2. You may elect to receive electronic delivery of Deutsche fund materials by registering on
deutschefunds.com or by calling the telephone number on the back cover.

OVERNIGHT DELIVERY OF DEUTSCHE FUND MATERIALS. You may request to receive a paper copy of any Deutsche fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its
Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period.
Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months.
The fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.

The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially

                                       31
PROSPECTUS December 1, 2016                              Investing in the Fund

similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling Deutsche
Asset Management at the phone number on the back cover. You can use our automated phone service to get information on Deutsche funds generally and on accounts held directly at Deutsche Asset Management. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to Deutsche Asset Management and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. Deutsche Asset Management accepts Medallion Signature
Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call Deutsche Asset Management (see phone number on the back cover) or contact your financial advisor for more information.

WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a

                                       32
PROSPECTUS December 1, 2016                              Investing in the Fund

CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into that were originally purchased prior to April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of; your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

There are certain cases in which you may be exempt from a CDSC. These include:

o  the death or disability of an account owner (including a joint owner); this waiver applies only under certain conditions (please contact your financial advisor or Shareholder Services to determine if the conditions exist)

o  withdrawals made through a systematic withdrawal plan up to a maximum of 12%
   per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or
Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU SELL SHARES IN A DEUTSCHE FUND FOR WHICH YOU PAID A SALES CHARGE AND
THEN DECIDE TO INVEST WITH DEUTSCHE ASSET MANAGEMENT AGAIN WITHIN SIX MONTHS,
you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Deutsche fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left Deutsche Asset Management (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a Deutsche fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Shareholder Services or your financial advisor.

CLASS A TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class A shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Institutional Class shares of the same fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.

CLASS C TO CLASS A, CLASS S OR INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE
PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in
Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares,
Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other

                                       33
PROSPECTUS December 1, 2016                              Investing in the Fund

charges will apply to any such exchange. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a
CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares or
Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for
Class A shares, Class S shares or Institutional Class shares of the same fund.

CLASS S TO INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE PRIVILEGE. Investors
who have invested in Class S shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may potentially become eligible to invest in
Institutional Class shares by reason of their participation in such a program.
In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for
Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the
Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S shares of a fund for
Institutional Class shares of the same fund.

CLASS A, CLASS R, CLASS S OR INSTITUTIONAL CLASS TO CLASS R6 IN THE SAME FUND
EXCHANGE PRIVILEGE. Investors who have invested in Class A, Class R, Class S or
Institutional Class shares through a retirement plan platform with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such a plan. Exchanges under this privilege are subject to the discretion of the
Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying retirement plan program. If an exchange by a qualifying retirement plan program is approved, investors holding Class A,
Class R, Class S or Institutional Class shares through such retirement plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange.
Investors should contact their retirement plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of
Class A, Class R, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other Rights We Reserve."

HOW THE FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                 TOTAL NUMBER OF
               -                                               =    NAV
                                       /
  (                               )
       ASSETS       LIABILITIES            SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for
Class A shares it will be adjusted to allow for any applicable sales charge
(see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see
"Choosing a Share Class"). To obtain the fund's most recent share price, go to
deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

FOR THE UNDERLYING MUTUAL FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF
THE UNDERLYING MUTUAL FUNDS. FOR OTHER SECURITIES, INCLUDING ETFS, WE TYPICALLY
VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE
OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by

                                       34
PROSPECTUS December 1, 2016                              Investing in the Fund

the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

TO THE EXTENT THAT THE FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT
ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock
Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund or an underlying fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC);
   you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO DISTRIBUTE INVESTMENT INCOME to its shareholders in
November or December and, may do so at other times as needed. Long-term and short-term capital gains are paid in December. The fund may distribute at other times as needed.

Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.

                                       35
PROSPECTUS December 1, 2016                              Investing in the Fund

For federal income tax purposes, income and capital gain dividends are generally taxable to shareholders. However, dividends, regardless of character, received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be currently taxable.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS, WHETHER ORDINARY OR CAPITAL GAIN
DIVIDENDS, AND OTHER DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.

THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and transactions involving your shares generally depends on their type:

GENERALLY TAXED AT NET CAPITAL      GENERALLY TAXED AT ORDINARY
GAIN RATES:                         INCOME RATES:

 FUND DISTRIBUTIONS
 o gains from the sale of securi- o gains from the sale of securi-
   ties held (or treated as held)   ties held (or treated as held)
   by the fund for more than        by the fund for one year or
   one year                         less
 o qualified dividend income      o all other taxable income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND OR AN UNDERLYING FUND
MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Distributions to individuals and other noncorporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by the fund, and net gains recognized on the sale, redemption or exchange of shares of the fund.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after the fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.

If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.

                                       36
PROSPECTUS December 1, 2016                              Investing in the Fund

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences. Special tax rules apply to individuals investing through tax-advantaged investment plans. Please consult your own tax advisor with respect to the tax consequences of an investment in the fund through such plan.

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of
Additional Information.

FUND-OF-FUNDS STRUCTURE. The fund's use of a fund-of-funds structure may affect the amount, timing and type of distributions from the fund, which may increase the amount of taxes payable by shareholders.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income or as eligible for the dividends-received deduction, then, provided the fund meets the relevant holding period and other requirements with respect to the shares of the underlying fund, it may in turn designate that portion of its distributions derived from those dividends as qualified dividend income or as eligible for the dividends-received deduction, as applicable.

                                       37
PROSPECTUS December 1, 2016                              Investing in the Fund

[GRAPHIC APPEARS HERE]

Financial Highlights

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS A

                                                        YEARS ENDED AUGUST 31,
                                                           2016           2015
                                                     ---------------- -----------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   10.67      $  11.84
----------------------------------------------------    ---------      --------
Income (loss) from investment operations:
  Net investment income(a)                                    .21           .27
----------------------------------------------------    ---------      --------
  Net realized and unrealized gain (loss)                     .21        (1.10)
----------------------------------------------------    ---------      --------
  TOTAL FROM INVESTMENT OPERATIONS                            .42        (  .83)
----------------------------------------------------    ---------      --------
Less distributions from:
  Net investment income                                    (  .28)       (  .34)
----------------------------------------------------    ---------      --------
  Net realized gains                                            -             -
----------------------------------------------------    ---------      --------
  TOTAL DISTRIBUTIONS                                      (  .28)       (  .34)
----------------------------------------------------    ---------      --------
NET ASSET VALUE, END OF PERIOD                          $   10.81      $  10.67
----------------------------------------------------    ---------      --------
Total Return (%)(b,d)                                        4.13 (c)    (7.13)
----------------------------------------------------    ---------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        168           286
----------------------------------------------------    ---------      --------
Ratio of expenses before expense reductions (%)(e)            .56           .53
----------------------------------------------------    ---------      --------
Ratio of expenses after expense reductions (%)(e)             .56           .53
----------------------------------------------------    ---------      --------
Ratio of net investment income (%)                           2.00          2.35
----------------------------------------------------    ---------      --------
Portfolio turnover rate (%)                                    34            25
----------------------------------------------------    ---------      --------

                                                                    YEARS ENDED AUGUST 31,
                                                         2014             2013                 2012
                                                     ----------- ----------------------- ----------------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 11.00    $ 11.30                    $   11.35
----------------------------------------------------  -------    -------                    ---------
Income (loss) from investment operations:
  Net investment income(a)                              .19                      .22              .35
---------------------------------------------------- --------                 ------        ---------
  Net realized and unrealized gain (loss)               .88                   (  .22)             .03
---------------------------------------------------- --------                 ------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     1.07                   (  .00)*            .38
---------------------------------------------------- --------                 ------        ---------
Less distributions from:
  Net investment income                              (  .21)                  (  .28)          (  .36)
---------------------------------------------------- --------                 ------        ---------
  Net realized gains                                 (  .02)                  (  .02)          (  .07)
---------------------------------------------------- --------                 ------        ---------
  TOTAL DISTRIBUTIONS                                (  .23)                  (  .30)          (  .43)
---------------------------------------------------- --------                 ------        ---------
NET ASSET VALUE, END OF PERIOD                       $ 11.84               $   11.00        $   11.30
---------------------------------------------------- --------              ---------        ---------
Total Return (%)(b,d)                                  9.86                   (  .04)(c)         3.54 (c)
---------------------------------------------------- --------              ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               424                         491              438
---------------------------------------------------- --------              ---------        ---------
Ratio of expenses before expense reductions (%)(e)      .52                      .53              .54
---------------------------------------------------- --------              ---------        ---------
Ratio of expenses after expense reductions (%)(e)       .52                      .53              .50
---------------------------------------------------- --------              ---------        ---------
Ratio of net investment income (%)                     1.65                     1.97             3.19
---------------------------------------------------- --------              ---------        ---------
Portfolio turnover rate (%)                          29                           32               17
---------------------------------------------------- --------              ---------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.

(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*          Amount is less than $(.005).

                                       38
PROSPECTUS December 1, 2016                               Financial Highlights

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS C

                                                                              YEARS ENDED AUGUST 31,
                                                          2016           2015        2014          2013             2012
                                                    ---------------- ----------- ----------- ---------------- ----------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.62       $  11.79    $  10.95      $  11.25         $  11.30
---------------------------------------------------    --------       --------    --------      --------         --------
Income (loss) from investment operations:
  Net investment income(a)                                  .13            .18         .10           .13              .26
---------------------------------------------------    --------       --------    --------      --------         --------
  Net realized and unrealized gain (loss)                   .22         (1.10)        .89        (  .22)             .03
---------------------------------------------------    --------       --------    --------      --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                          .35         (  .92)        .99        (  .09)             .29
---------------------------------------------------    --------       --------    --------      --------         --------
Less distributions from:
  Net investment income                                  (  .20)        (  .25)     (  .13)       (  .19)          (  .27)
---------------------------------------------------    --------       --------    --------      --------         --------
  Net realized gains                                          -              -      (  .02)       (  .02)          (  .07)
---------------------------------------------------    --------       --------    --------      --------         --------
  TOTAL DISTRIBUTIONS                                    (  .20)        (  .25)     (  .15)       (  .21)          (  .34)
---------------------------------------------------    --------       --------    --------      --------         --------
NET ASSET VALUE, END OF PERIOD                         $  10.77       $  10.62    $  11.79      $  10.95         $  11.25
---------------------------------------------------    --------       --------    --------      --------         --------
Total Return (%)(b,d)                                      3.43 (c)     (7.90)       9.06        (  .84)(c)         2.74 (c)
---------------------------------------------------    --------       --------    --------      --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       22             32          46            48               35
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of expenses before expense reductions (%)(e)         1.31           1.29        1.28          1.29             1.30
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of expenses after expense reductions (%)(e)          1.31           1.29        1.28          1.28             1.27
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of net investment income (%)                         1.20           1.58         .90          1.19             2.34
---------------------------------------------------    --------       --------    --------      --------         --------
Portfolio turnover rate (%)                                  34             25          29            32               17
---------------------------------------------------    --------       --------    --------      --------         --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.

(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

                                       39
PROSPECTUS December 1, 2016                               Financial Highlights

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS R

                                                                                                            PERIOD
                                                                   YEARS ENDED AUGUST 31,                   ENDED
                                                         2016         2015         2014         2013      8/31/12(A)
                                                     -----------  -----------  -----------  -----------  -----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.71     $  11.88     $  11.04     $  11.26      $ 11.12
---------------------------------------------------   --------     --------     --------     --------      -------
Income (loss) from investment operations:
  Net investment income(b)                                 .15          .20          .15          .13          .02
---------------------------------------------------   --------     --------     --------     --------      -------
  Net realized and unrealized gain (loss)                  .23       (1.06)         .89       (  .17)         .12
---------------------------------------------------   --------     --------     --------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                         .38       (  .86)        1.04       (  .04)         .14
---------------------------------------------------   --------     --------     --------     --------      -------
Less distributions from:
  Net investment income                                 (  .25)      (  .31)      (  .18)      (  .16)           -
---------------------------------------------------   --------     --------     --------     --------      -------
  Net realized gains                                         -            -       (  .02)      (  .02)           -
---------------------------------------------------   --------     --------     --------     --------      -------
  TOTAL DISTRIBUTIONS                                   (  .25)      (  .31)      (  .20)      (  .18)           -
---------------------------------------------------   --------     --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD                        $  10.84     $  10.71     $  11.88     $  11.04      $ 11.26
---------------------------------------------------   --------     --------     --------     --------      -------
Total Return (%)(c,d)                                     3.71       (7.41)        9.54       (  .36)        1.26**
---------------------------------------------------   --------     --------     --------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       3            2            1          .415         .001
---------------------------------------------------   --------     --------     --------     ---------     --------
Ratio of expenses before expense reductions (%)(e)         .93          .89          .93          .98         2.62*
----------------------------------------------------  --------     --------     --------     ---------     --------
Ratio of expenses after expense reductions (%)(e)          .93          .83          .84          .79         1.51*
----------------------------------------------------  --------     --------     --------     ---------     --------
Ratio of net investment income (%)                        1.42         1.80         1.28         1.19          .43*
----------------------------------------------------  --------     --------     --------     ---------     --------
Portfolio turnover rate (%)                                 34           25           29           32           17**
----------------------------------------------------  --------     --------     --------     ---------     --------

(a)        For the period from May 1, 2012 (commencement of operations) to
           August 31, 2012.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.

(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*          Annualized
**         Not annualized

                                       40
PROSPECTUS December 1, 2016                               Financial Highlights

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS R6

                                                         YEAR         PERIOD
                                                        ENDED          ENDED
                                                       8/31/16      8/31/15(A)
                                                     -----------  --------------

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.67      $  11.67
---------------------------------------------------   --------      --------
Income (loss) from investment operations:
  Net investment income(b)                                 .23           .22
---------------------------------------------------   --------      --------
  Net realized and unrealized gain (loss)                  .23        (  .83)
---------------------------------------------------   --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                         .46        (  .61)
---------------------------------------------------   --------      --------
Less distributions from:
  Net investment income                                 (  .30)       (  .39)
---------------------------------------------------   --------      --------
  Net realized gains                                         -             -
---------------------------------------------------   --------      --------
  TOTAL DISTRIBUTIONS                                   (  .30)       (  .39)
---------------------------------------------------   --------      --------
NET ASSET VALUE, END OF PERIOD                        $  10.83      $  10.67
---------------------------------------------------   --------      --------
Total Return (%)(c,d)                                     4.54        (5.41)**
---------------------------------------------------   --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     95             9
---------------------------------------------------   --------      --------
Ratio of expenses before expense reductions (%)(e)         .24           .37*
----------------------------------------------------  --------      --------
Ratio of expenses after expense reductions (%)(e)          .24           .33*
----------------------------------------------------  --------      --------
Ratio of net investment income (%)                        2.24          2.57*
----------------------------------------------------  --------      --------
Portfolio turnover rate (%)                                 34            25(f)
----------------------------------------------------  --------      --------

(a)        For the period from December 1, 2014 (commencement of operations) to
           August 31, 2015.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.

(d)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(e)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)        Represents the Fund's portfolio turnover for the year ended August
           31, 2015.
*          Annualized
**         Not annualized

                                       41
PROSPECTUS December 1, 2016                               Financial Highlights

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - INSTITUTIONAL CLASS

                                                                              YEARS ENDED AUGUST 31,
                                                        2016        2015          2014             2013             2012
                                                    ----------- ----------- ---------------- ---------------- ----------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.67    $  11.85      $  11.02         $  11.32         $  11.36
---------------------------------------------------  --------    --------      --------         --------         --------
Income (loss) from investment operations:
  Net investment income(a)                                .26         .28           .22              .25              .32
---------------------------------------------------  --------    --------      --------         --------         --------
  Net realized and unrealized gain (loss)                 .20      (1.08)          .88           (  .21)             .09
---------------------------------------------------  --------    --------      --------         --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                        .46      (  .80)         1.10              .04              .41
---------------------------------------------------  --------    --------      --------         --------         --------
Less distributions from:
  Net investment income                                (  .31)     (  .38)       (  .25)          (  .32)          (  .38)
---------------------------------------------------  --------    --------      --------         --------         --------
  Net realized gains                                        -           -        (  .02)          (  .02)          (  .07)
---------------------------------------------------  --------    --------      --------         --------         --------
  TOTAL DISTRIBUTIONS                                  (  .31)     (  .38)       (  .27)          (  .34)          (  .45)
---------------------------------------------------  --------    --------      --------         --------         --------
NET ASSET VALUE, END OF PERIOD                       $  10.82    $  10.67      $  11.85         $  11.02         $  11.32
---------------------------------------------------  --------    --------      --------         --------         --------
Total Return (%)(c)                                      4.51      (6.92)        10.16 (b)          .28 (b)         3.90 (b)
---------------------------------------------------  --------    --------      --------         --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      5          16            15               11                4
---------------------------------------------------  --------    --------      --------         --------         --------
Ratio of expenses before expense reductions (%)(d)        .29         .27           .23              .24              .21
---------------------------------------------------  --------    --------      --------         --------         --------
Ratio of expenses after expense reductions (%)(d)         .29         .27           .22              .16              .19
---------------------------------------------------  --------    --------      --------         --------         --------
Ratio of net investment income (%)                       2.47        2.50          1.89             2.19             2.91
---------------------------------------------------  --------    --------      --------         --------         --------
Portfolio turnover rate (%)                                34          25            29               32               17
---------------------------------------------------  --------    --------      --------         --------         --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

(c)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(d)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

                                       42
PROSPECTUS December 1, 2016                               Financial Highlights

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS S

                                                                              YEARS ENDED AUGUST 31,
                                                          2016           2015        2014          2013             2012
                                                    ---------------- ----------- ----------- ---------------- ----------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.67       $  11.84    $  11.00      $  11.31         $  11.36
---------------------------------------------------    --------       --------    --------      --------         --------
Income (loss) from investment operations:
  Net investment income(a)                                  .22            .29         .21           .23              .36
---------------------------------------------------    --------       --------    --------      --------         --------
  Net realized and unrealized gain (loss)                   .23         (1.10)        .88        (  .22)             .04
---------------------------------------------------    --------       --------    --------      --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                          .45         (  .81)       1.09           .01              .40
---------------------------------------------------    --------       --------    --------      --------         --------
Less distributions from:
  Net investment income                                  (  .30)        (  .36)     (  .23)       (  .30)          (  .38)
---------------------------------------------------    --------       --------    --------      --------         --------
  Net realized gains                                          -              -      (  .02)       (  .02)          (  .07)
---------------------------------------------------    --------       --------    --------      --------         --------
  TOTAL DISTRIBUTIONS                                    (  .30)        (  .36)     (  .25)       (  .32)          (  .45)
---------------------------------------------------    --------       --------    --------      --------         --------
NET ASSET VALUE, END OF PERIOD                         $  10.82       $  10.67    $  11.84      $  11.00         $  11.31
---------------------------------------------------    --------       --------    --------      --------         --------
Total Return (%)(c)                                        4.41 (b)     (6.98)      10.02           .05 (b)         3.81 (b)
---------------------------------------------------    --------       --------    --------      --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       44             59          87           102               59
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of expenses before expense reductions (%)(d)          .38            .36         .36           .40              .36
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of expenses after expense reductions (%)(d)           .38            .36         .36           .38              .33
---------------------------------------------------    --------       --------    --------      --------         --------
Ratio of net investment income (%)                         2.13           2.54        1.83          2.02             3.30
---------------------------------------------------    --------       --------    --------      --------         --------
Portfolio turnover rate (%)                                  34             25          29            32               17
---------------------------------------------------    --------       --------    --------      --------         --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

(c)        Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

(d)        The Fund invests in other funds and indirectly bears its
           proportionate share of fees and expenses incurred by the Underlying
           Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

                                       43
PROSPECTUS December 1, 2016                               Financial Highlights

[GRAPHIC APPEARS HERE]

Appendix

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses"
amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.82%        -2.75%      $  9,724.72     $   749.26
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.82%         0.34%      $ 10,033.96     $   179.80
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.82%         3.53%      $ 10,353.04     $   185.52
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.82%         6.82%      $ 10,682.27     $   191.42
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.82%        10.22%      $ 11,021.96     $   197.51
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.82%        13.72%      $ 11,372.46     $   203.79
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.82%        17.34%      $ 11,734.11     $   210.27
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.82%        21.07%      $ 12,107.25     $   216.96
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.82%        24.92%      $ 12,492.26     $   223.86
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.82%        28.90%      $ 12,889.52     $   230.97
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,589.36
---                                                                  ----------

                                       44
PROSPECTUS December 1, 2016                                           Appendix

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS C

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         2.57%         2.43%       $ 10,243.00    $   260.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.57%         4.92%       $ 10,491.90    $   266.44
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.57%         7.47%       $ 10,746.86    $   272.92
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.57%        10.08%       $ 11,008.01    $   279.55
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.57%        12.76%       $ 11,275.50    $   286.34
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.57%        15.49%       $ 11,549.50    $   293.30
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.57%        18.30%       $ 11,830.15    $   300.43
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.57%        21.18%       $ 12,117.62    $   307.73
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.57%        24.12%       $ 12,412.08    $   315.21
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.57%        27.14%       $ 12,713.69    $   322.87
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,904.91
---                                                                  ----------

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS R

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         2.19%         2.81%       $ 10,281.00    $   222.08
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.19%         5.70%       $ 10,569.90    $   228.32
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.19%         8.67%       $ 10,866.91    $   234.73
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.19%        11.72%       $ 11,172.27    $   241.33
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.19%        14.86%       $ 11,486.21    $   248.11
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.19%        18.09%       $ 11,808.97    $   255.08
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.19%        21.41%       $ 12,140.81    $   262.25
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.19%        24.82%       $ 12,481.96    $   269.62
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.19%        28.33%       $ 12,832.71    $   277.20
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.19%        31.93%       $ 13,193.30    $   284.98
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,523.70
---                                                                  ----------

                                       45
PROSPECTUS December 1, 2016                                           Appendix

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS R6

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.50%         3.50%       $ 10,350.00    $   152.63
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.50%         7.12%       $ 10,712.25    $   157.97
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.50%        10.87%       $ 11,087.18    $   163.50
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.50%        14.75%       $ 11,475.23    $   169.22
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.50%        18.77%       $ 11,876.86    $   175.14
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.50%        22.93%       $ 12,292.55    $   181.27
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.50%        27.23%       $ 12,722.79    $   187.62
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.50%        31.68%       $ 13,168.09    $   194.18
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.50%        36.29%       $ 13,628.97    $   200.98
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.50%        41.06%       $ 14,105.99    $   208.01
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,790.52
---                                                                  ----------

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.55%         3.45%       $ 10,345.00    $   157.67
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.55%         7.02%       $ 10,701.90    $   163.11
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.55%        10.71%       $ 11,071.12    $   168.74
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.55%        14.53%       $ 11,453.07    $   174.56
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.55%        18.48%       $ 11,848.20    $   180.58
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.55%        22.57%       $ 12,256.97    $   186.82
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.55%        26.80%       $ 12,679.83    $   193.26
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.55%        31.17%       $ 13,117.29    $   199.93
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.55%        35.70%       $ 13,569.83    $   206.83
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.55%        40.38%       $ 14,037.99    $   213.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,845.46
---                                                                  ----------

                                       46
PROSPECTUS December 1, 2016                                           Appendix

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
             FEES &       EXPENSE       FEES &           FEES &            &
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.64%         3.36%       $ 10,336.00    $   166.76
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.64%         6.83%       $ 10,683.29    $   172.36
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.64%        10.42%       $ 11,042.25    $   178.15
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.64%        14.13%       $ 11,413.27    $   184.14
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.64%        17.97%       $ 11,796.75    $   190.32
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.64%        21.93%       $ 12,193.12    $   196.72
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.64%        26.03%       $ 12,602.81    $   203.33
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.64%        30.26%       $ 13,026.27    $   210.16
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.64%        34.64%       $ 13,463.95    $   217.22
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.64%        39.16%       $ 13,916.34    $   224.52
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,943.68
---                                                                  ----------

ADDITIONAL INDEX INFORMATION

MSCI WORLD INDEX is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the US.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX (name changed from Barclays U.S.
Aggregate Bond Index effective August 24, 2016) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

                                       47
PROSPECTUS December 1, 2016                                           Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management ("Deutsche AM") at the phone number or address listed below. SAIs and shareholder reports are also available through the Deutsche AM Web site at deutschefunds.com. These documents and other information about the fund are available from the EDGAR Database on the
SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling the SEC at (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DEUTSCHE ASSET MANAGE-   PO Box 219151
MENT                     Kansas City, MO
                         64121-9151
                         deutschefunds.com
                         Shareholders:
                         (800) 728-3337
                         Investment professionals:
                         (800) 621-5027
SEC                      Public Reference Section
                         Washington, D.C. 20549-1520
                         SEC.GOV
DISTRIBUTOR              Deutsche AM Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          Deutsche Market Trust
                         Deutsche Select Alternative Allocation
                         Fund
                         811-01236

                                                   Deutsche
                                                   Asset Management [DB Logo]

(12/01/16) DSAAF-1

SUPPLEMENT
TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

Deutsche California Tax-Free Income Fund

Deutsche Capital Growth Fund

Deutsche Communications Fund

Deutsche Core Equity Fund

Deutsche Core Fixed Income Fund

Deutsche Core Plus Income Fund

Deutsche CROCI ®
        Equity Dividend Fund

Deutsche CROCI ®
        International Fund

Deutsche CROCI ®
        Sector Opportunities Fund

Deutsche CROCI ®
        U.S. Fund

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Frontier Fund

Deutsche Enhanced Commodity
        Strategy Fund

Deutsche Enhanced Emerging
        Markets Fixed Income Fund

Deutsche Enhanced Global Bond Fund

Deutsche European Equity Fund

Deutsche Fixed Income Opportunities Fund

Deutsche Floating Rate Fund

Deutsche Global Growth Fund

Deutsche Global High Income Fund

Deutsche Global Income Builder Fund

Deutsche Global Inflation Fund

Deutsche Global Infrastructure Fund

Deutsche Global Macro Fund

Deutsche Global Real Estate Securities Fund

Deutsche Global Small Cap Fund

Deutsche GNMA Fund

Deutsche Gold & Precious Metals Fund

Deutsche Health and Wellness Fund

Deutsche High Income Fund

Deutsche Intermediate Tax/AMT Free Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Latin America Equity Fund

Deutsche Managed Municipal Bond Fund

Deutsche Massachusetts Tax Free Fund

Deutsche Mid Cap Growth Fund

Deutsche Mid Cap Value Fund

Deutsche MLP & Energy Infrastructure Fund

Deutsche Multi-Asset Conservative
        Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate
        Allocation Fund

Deutsche New York Tax-Free Income Fund

Deutsche Real Assets Fund

Deutsche Real Estate Securities Fund

Deutsche Select Alternative Allocation Fund

Deutsche S&P 500 Index Fund

Deutsche Science and Technology Fund

Deutsche Short Duration Fund

Deutsche Short-Term Municipal Bond Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

Deutsche Small Cap Value Fund

Deutsche Strategic High-Yield Tax Free Fund

Deutsche U.S. Bond Index Fund

Deutsche Unconstrained Income Fund

Deutsche World Dividend Fund

Effective September 7, 2017, the following disclosure
replaces existing disclosure under the “Class A NAV Sales” sub-heading under the “PURCHASE AND REDEMPTION OF
SHARES” heading in Part II of each fund’s Statement of Additional Information:

(12) Employer-sponsored retirement
plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial advisors or insurance companies or serviced by retirement recordkeepers (each, an “Employer-Sponsored Retirement
Plan”). For purposes of this sales charge waiver, the term “Employer-Sponsored Retirement Plan” includes 401(k)
plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee
Pension Plans (SARSEPs) (each, an “Employer-Sponsored IRA”);

Please Retain This Supplement
for Future Reference

July 7, 2017

SAISTKR-351

SUPPLEMENT
TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

Cash Account Trust

Deutsche Government &
        Agency Securities Portfolio

Deutsche Tax–Exempt Portfolio

Deutsche California Tax–Free Income Fund

Deutsche Capital Growth Fund

Deutsche Communications Fund

Deutsche Core Equity Fund

Deutsche Core Fixed Income Fund

Deutsche Core Plus Income Fund

Deutsche CROCI®
        Equity Dividend Fund

Deutsche CROCI®
        International Fund

Deutsche CROCI®
        Sector Opportunities Fund

Deutsche CROCI®
        U.S. Fund

Deutsche EAFE®
        Equity Index Fund

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Frontier Fund

Deutsche Enhanced Commodity
        Strategy Fund

Deutsche Enhanced Emerging
        Markets Fixed Income Fund

Deutsche Enhanced Global Bond Fund

Deutsche Equity 500 Index Fund

Deutsche European Equity Fund

Deutsche Fixed Income Opportunities Fund

Deutsche Floating Rate Fund

Deutsche Global Growth Fund

Deutsche Global High Income Fund

Deutsche Global Income Builder Fund

Deutsche Global Inflation Fund

Deutsche Global Infrastructure Fund

Deutsche Global Macro Fund

Deutsche Global Real Estate Securities Fund

Deutsche Global Small Cap Fund

Deutsche GNMA Fund

Deutsche Gold & Precious Metals Fund

Deutsche Government Cash Management
        Fund

Deutsche Government Cash Reserves
        Fund Institutional

Deutsche Government Money Market Series

Deutsche Health and Wellness Fund

Deutsche High Income Fund

Deutsche Intermediate Tax/AMT Free Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Latin America Equity Fund

Deutsche Limited Maturity Quality
        Income Fund

Deutsche Managed Municipal Bond Fund

Deutsche Massachusetts Tax–Free Fund

Deutsche Mid Cap Growth Fund

Deutsche Mid Cap Value Fund

Deutsche MLP & Energy Infrastructure Fund

Deutsche Money Market Prime Series

Deutsche Multi-Asset Conservative
        Allocation Fund

Deutsche Multi-Asset Global Allocation Fund

Deutsche Multi-Asset Moderate
        Allocation Fund

Deutsche New York Tax–Free Income Fund

Deutsche Real Assets Fund

Deutsche Real Estate Securities Fund

Deutsche S&P 500 Index Fund

Deutsche Science and Technology Fund

Deutsche Select Alternative Allocation Fund

Deutsche Short Duration Fund

Deutsche Short–Term Municipal Bond Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

Deutsche Small Cap Value Fund

Deutsche Strategic High Yield Tax–Free Fund

Deutsche U.S. Bond Index Fund

Deutsche U.S. Multi-Factor Fund

Deutsche Ultra–Short Investment Grade Fund

Deutsche Unconstrained Income Fund

Deutsche Variable NAV Money Fund

Deutsche World Dividend Fund

Investors Cash Trust

Deutsche Treasury Portfolio

Deutsche Variable Series I:

Deutsche Bond VIP

Deutsche Capital Growth VIP

Deutsche Core Equity VIP

Deutsche Global Small Cap VIP

Deutsche CROCI®
        International VIP

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP

Deutsche CROCI®
        U.S. VIP

Deutsche Global Equity VIP

Deutsche Global Growth VIP

Deutsche Global Income Builder VIP

Deutsche Government & Agency
        Securities VIP

Deutsche Government Money Market VIP

Deutsche High Income VIP

Deutsche Small Mid Cap Growth VIP

Deutsche Small Mid Cap Value VIP

Deutsche Unconstrained Income VIP

Deutsche Investments VIT Funds:

Deutsche Equity 500 Index VIP

Deutsche Small Cap Index VIP

The following information replaces similar disclosure
under the “Financial Intermediary Support Payments” section of each fund’s/portfolio’s Statement of Additional
Information:

Financial Intermediary Support
Payments. The Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing each fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs;
granting the Distributor access

June 19, 2017

SAISTKR-334

to the financial advisor’s
sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial advisor on an investor’s fund transactions. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or
their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of up to $120,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund.

The Advisor, the Distributor and/or
their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or to 403(b) plans that obtain record keeping services from ExpertPlan, Inc., a subsidiary of Ascensus,
Inc., on the Deutsche AM-branded retirement plan platform (the Platform). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund
has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II —Appendix
II-E will receive revenue sharing payments at different points during the coming year as described above. Any additions, modifications or deletions to the list of financial advisors identified below that have occurred since March 31, 2017 are not reflected. You can ask your financial advisor if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.

The following information replaces similar disclosure
in “APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS” of each fund’s/portfolio’s
Statement of Additional Information:

Channel: Broker-Dealers and Financial Advisors; Retirement

Advisor Group

Ameriprise

AXA Advisors

Cambridge Investment Research, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Deutsche Bank Group

Fidelity Brokerage Services LLC/National Financial Services LLC

Goldman Sachs

HD Vest Investment Securities, Inc.

Hooker & Holcombe Retirement Services, Inc.

June 19, 2017

SAISTKR-334

2

Huntington Investment Company

John Hancock Distributors LLC

Ladenburg Thalmann (Securities America, Investacorp, Triad Advisors, KMS Financial Services, Securities Service Network)

LPL Financial

Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Wealth Management

Northwestern Mutual Investment Services

Oppenheimer & Co., Inc.

PlanMember Securities Corp.

PNC Investments LLC

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc.

Santander Securities LLC

UBS Financial Services

Voya Financial

Wells Fargo Advisors, LLC

Channel: Cash Product Platform

Allegheny Investments LTD

Bank of America/Merrill Lynch

Barclays Capital Inc.

BMO Capital Markets

BNY Mellon

Brown Brothers Harriman

Brown Investment Advisory & Trust Company

Cadaret Grant & Co. Inc.

Chicago Mercantile Exchange

Church Greg Adams Sec. Corp.

Citibank Global Markets

Computershare Trust Company

COR Clearing LLC

Deutsche Bank Group

Fiduciary Trust Co. – International

First Southwest Company

Goldman Sachs & Co.

Institutional Cash Distributors, LLC

J.P. Morgan Clearing Corp.

J.P. Morgan Securities LLC

Lincoln Investment Planning

LPL Financial

My Treasury

Pershing Choice Platform

Raymond James & Associates

SAMCO Capital Markets

State Street Bank & Trust Company

State Street Global Markets

Sungard Institutional Brokerage Inc.

Treasury Brokerage LLC

Union Bank

June 19, 2017

SAISTKR-334

3

US Bancorp

Ultimus Fund Solutions LLC

Weston Securities Corp.

William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

American Maturity Life Insurance Company

Ameritas Life Insurance Group

Annuity Investors Life Insurance Company

CM Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

EquiTrust Life Insurance Company

Farm Bureau Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great West Life and Annuity Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

ICMG Registered Variable Life

Integrity Life Insurance Company

John Hancock Life Insurance Co. – Manulife Insurance Co.

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Financial Distributors

Lincoln Financial Group

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

National Life Insurance Company

National Integrity Life Insurance Company

Nationwide Life Insurance Company & Its Affiliates

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

RiverSource Life Insurance Company

Security Benefit Life Insurance Company

Sun Life Insurance Company

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

June 19, 2017

SAISTKR-334

4

United Investors Life Insurance Company

Western Southern Life Assurance Company

Zurich American Life Insurance Company of New York

Any additions, modifications or deletions to the financial
advisors identified above that have occurred since the date hereof are not reflected.

Please Retain This Supplement
for Future Reference

June 19, 2017

SAISTKR-334

5

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

                                   --------

Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Communications Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche Core Plus Income Fund
Deutsche CROCI (Reg. TM) Equity Dividend Fund
Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche European Equity Fund
Deutsche Fixed Income Opportunities Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund
Deutsche Global Growth Fund

Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Infrastructure Fund
Deutsche Global Real Estate Securities Fund
Deutsche Global Small Cap Fund
Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Latin America Equity Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Mid Cap Value Fund
Deutsche MLP & Energy Infrastructure Fund
Deutsche Money Market Prime Series
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Global Allocation Fund
Deutsche Multi-Asset Moderate Allocation Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Assets Fund
Deutsche Real Estate Securities Fund
Deutsche Science and Technology Fund
Deutsche S&P 500 Index Fund
Deutsche Select Alternative Allocation Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund
Deutsche Small Cap Value Fund
Deutsche Strategic Government Securities Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche U.S. Bond Index Fund
Deutsche Unconstrained Income Fund
Deutsche World Dividend Fund

--------------------------------------------------------------------------------
Effective April 10, 2017, the following information is added under the "Class A
NAV Sales" sub-heading under the "PURCHASE AND REDEMPTION OF SHARES" heading in each fund's Statement of Additional Information:

(17) exchanging an investment in Class C shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.

               Please Retain This Supplement for Future Reference

March 1, 2017
SAISTKR-318

                                                   Deutsche
                                                   Asset Management [DB Logo]

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

                                   --------

Cash Account Trust
     Government & Agency Securities Portfolio
     Tax-Exempt Portfolio
Cash Reserve Fund, Inc.
     Deutsche Government Series
Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Communications Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche Core Plus Income Fund
Deutsche CROCI( (Reg. TM)) Equity Dividend Fund
Deutsche CROCI( (Reg. TM) )International Fund
Deutsche CROCI( (Reg. TM)) Sector Opportunities Fund
Deutsche CROCI( (Reg. TM)) U.S. Fund
Deutsche EAFE( (Reg. TM)) Equity Index Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche Equity 500 Index Fund
Deutsche European Equity Fund
Deutsche Fixed Income Opportunities Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund
Deutsche Global Growth Fund
Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Infrastructure Fund
Deutsche Global Real Estate Securities Fund
Deutsche Global Small Cap Fund

Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Government Cash Management Fund
Deutsche Government Cash Reserves Fund Institutional
Deutsche Government Money Market Series
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Latin America Equity Fund
Deutsche Limited Maturity Quality Income Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Mid Cap Value Fund
Deutsche MLP & Energy Infrastructure Fund
Deutsche Money Market Prime Series
Deutsche Multi-Asset Conservative Allocation Fund
Deutsche Multi-Asset Global Allocation Fund
Deutsche Multi-Asset Moderate Allocation Fund
Deutsche New York Tax-Free Income Fund
Deutsche Real Assets Fund
Deutsche Real Estate Securities Fund
Deutsche Real Estate Securities Income Fund
Deutsche S&P 500 Index Fund
Deutsche Science and Technology Fund
Deutsche Select Alternative Allocation Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund
Deutsche Small Cap Value Fund
Deutsche Strategic Government Securities Fund
Deutsche Strategic High Yield Tax-Free Fund
Deutsche U.S. Bond Index Fund
Deutsche Ultra-Short Investment Grade Fund
Deutsche Unconstrained Income Fund
Deutsche Variable NAV Money Fund
Deutsche World Dividend Fund
Investors Cash Trust
     Treasury Portfolio
DEUTSCHE VARIABLE SERIES I:
Deutsche Bond VIP
Deutsche Capital Growth VIP
Deutsche Core Equity VIP
Deutsche Global Small Cap VIP
Deutsche CROCI( (Reg. TM) )International VIP
DEUTSCHE VARIABLE SERIES II:
Deutsche Alternative Asset Allocation VIP
Deutsche Global Equity VIP
Deutsche Global Growth VIP
Deutsche Global Income Builder VIP
Deutsche Government & Agency Securities VIP
Deutsche Government Money Market VIP
Deutsche High Income VIP
Deutsche Large Cap Value VIP
Deutsche Small Mid Cap Growth VIP
Deutsche Small Mid Cap Value VIP
Deutsche Unconstrained Income VIP
DEUTSCHE INVESTMENTS VIT FUNDS:
Deutsche Equity 500 Index VIP
Deutsche Small Cap Index VIP

--------------------------------------------------------------------------------

PART I

Effective January 1, 2017, the following information replaces similar disclosure in "APPENDIX I-B - BOARD COMMITTEES AND MEETINGS" of each fund's/portfolio's Statement of Additional Information:

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operations of the Deutsche funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 6 times during the most recently completed calendar year.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

December 29, 2016
SAISTKR-303

                                                   Deutsche
                                                   Asset Management [DB Logo]

Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board
Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a
"watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An
Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and
Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee and Valuation Sub-Committee, Nominating and Governance
Committee, Contract Committee, Investment Oversight Committee, Operations
Committee and Dividend Committee.

December 29, 2016
SAISTKR-303
                                       2

                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE      CALENDAR YEAR    FUNCTIONS                                              CURRENT MEMBERS

AUDIT COMMITTEE              8          Assists the Board in fulfilling its responsibility     Paul K. Freeman (Chair),
                                        for oversight of (1) the integrity of the financial    William McClayton (Vice
                                        statements, (2) the fund's accounting and              Chair), John W. Ballantine,
                                        financial reporting policies and procedures, (3)       Henry P. Becton, Jr. and
                                        the fund's compliance with legal and regulatory        Richard J. Herring
                                        requirements related to accounting and finan-
                                        cial reporting, (4) valuation of fund assets and
                                        securities and (5) the qualifications, indepen-
                                        dence and performance of the independent
                                        registered public accounting firm for the fund.
                                        Oversees the valuation of the fund's securities
                                        and other assets and determines, as needed,
                                        the fair value of fund securities or other assets
                                        under certain circumstances as described in
                                        the fund's Valuation Procedures. The Audit
                                        Committee has appointed a Valuation
                                        Sub-Committee, which may make determina-
                                        tions of fair value required when the Audit
                                        Committee is not in session. The current
                                        members of the fund's Valuation
                                        Sub-Committee are Paul K. Freeman, Richard J.
                                        Herring, John W. Ballantine (Alternate), Henry
                                        P. Becton, Jr. (Alternate) and William McClayton
                                        (Alternate). The Audit Committee also approves
                                        and recommends to the Board the appoint-
                                        ment, retention or termination of the
                                        independent registered public accounting firm
                                        for the fund, reviews the scope of audit and
                                        internal controls, considers and reports to the
                                        Board on matters relating to the fund's
                                        accounting and financial reporting practices,
                                        and performs such other tasks as the full Board
                                        deems necessary or appropriate. The Audit
                                        Committee receives annual representations
                                        from the independent registered public
                                        accounting firm as to its independence.

December 29, 2016
SAISTKR-303
                                       3

                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE      CALENDAR YEAR    FUNCTIONS                                             CURRENT MEMBERS

NOMINATING AND               5          Recommends individuals for membership on              Rebecca W. Rimel (Chair),
GOVERNANCE                              the Board, nominates officers, Board and              Henry P. Becton, Jr. (Vice
COMMITTEE                               committee chairs, vice chairs and committee           Chair), Kenneth C. Froewiss
                                        members, and oversees the operations of the           and William McClayton
                                        Board. The Nominating and Governance
                                        Committee has not established specific,
                                        minimum qualifications that must be met by an
                                        individual to be considered by the Nominating
                                        and Governance Committee for nomination as
                                        a Board Member. The Nominating and Gover-
                                        nance Committee may take into account a
                                        wide variety of factors in considering Board
                                        Member candidates, including, but not limited
                                        to: (i) availability and commitment of a candi-
                                        date to attend meetings and perform his or her
                                        responsibilities to the Board, (ii) relevant
                                        industry and related experience, (iii) educa-
                                        tional background, (iv) financial expertise, (v) an
                                        assessment of the candidate's ability, judg-
                                        ment and expertise, and (vi) the current
                                        composition of the Board. The Committee
                                        generally believes that the Board benefits from
                                        diversity of background, experience and views
                                        among its members, and considers this as a
                                        factor in evaluating the composition of the
                                        Board, but has not adopted any specific policy
                                        in this regard. The Nominating and Governance
                                        Committee reviews recommendations by
                                        shareholders for candidates for Board positions
                                        on the same basis as candidates recom-
                                        mended by other sources. Shareholders may
                                        recommend candidates for Board positions by
                                        forwarding their correspondence by US mail or
                                        courier service to Keith R. Fox, Deutsche
                                        Funds Board Chair, c/o Thomas R. Hiller, Ropes
                                        & Gray LLP, Prudential Tower, 800 Boylston
                                        Street, Boston, MA 02199-3600.
CONTRACT                     6          Reviews at least annually, (a) the fund's finan-      John W. Ballantine (Chair),
COMMITTEE                               cial arrangements with DIMA and its affiliates,       Dawn-Marie Driscoll (Vice
                                        and (b) the fund's expense ratios.                    Chair), Paul K. Freeman,
                                                                                              Richard J. Herring, William
                                                                                              N. Searcy, Jr. and Jean
                                                                                              Gleason Stromberg
INVESTMENT OVER-             5          Reviews the investment operations of the              William McClayton (Chair),
SIGHT COMMITTEE                         funds.                                                Richard J. Herring (Vice
                                                                                              Chair), John W. Ballantine,
                                                                                              Henry P. Becton, Jr., Dawn-
                                                                                              Marie Driscoll, Paul K.
                                                                                              Freeman, Kenneth C.
                                                                                              Froewiss, Rebecca W.
                                                                                              Rimel, William N. Searcy, Jr.
                                                                                              and Jean Gleason
                                                                                              Stromberg

December 29, 2016
SAISTKR-303
                                       4

                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE      CALENDAR YEAR    FUNCTIONS                                           CURRENT MEMBERS

OPERATIONS                   5          Reviews the administrative operations and           William N. Searcy, Jr.
COMMITTEE                               general compliance matters of the fund.             (Chair), Kenneth C. Froewiss
                                        Reviews administrative matters related to the       (Vice Chair), Dawn-Marie
                                        operations of the fund, policies and procedures     Driscoll, Rebecca W. Rimel
                                        relating to portfolio transactions, custody         and Jean Gleason
                                        arrangements, fidelity bond and insurance           Stromberg
                                        arrangements and such other tasks as the full
                                        Board deems necessary or appropriate.
DIVIDEND                     0          Authorizes dividends and other distributions for    Keith R. Fox, Kenneth C.
COMMITTEE                               those funds that are organized as series of a       Froewiss, John W.
                                        Maryland corporation. Committee meets on an         Ballantine (Alternate), Henry
                                        as-needed basis. The Committee applies only         P. Becton, Jr. (Alternate),
                                        to the following corporations: Deutsche Global/     Dawn-Marie Driscoll (Alter-
                                        International Fund, Inc., Deutsche Global High      nate), Paul K. Freeman
                                        Income Fund, Inc., Deutsche International           (Alternate), Richard J.
                                        Fund, Inc., Deutsche High Income Opportuni-         Herring (Alternate), William
                                        ties Fund, Inc. and Deutsche Value Series, Inc.     McClayton (Alternate),
                                                                                            Rebecca W. Rimel (Alter-
                                                                                            nate), William N. Searcy, Jr.
                                                                                            (Alternate) and Jean
                                                                                            Gleason Stromberg
                                                                                            (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.
--------------------------------------------------------------------------------

Effective January 1, 2017, the following information replaces similar disclosure in "APPENDIX II-A - BOARD MEMBERS AND OFFICERS" of each fund's/portfolio's Statement of Additional Information:

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is Keith R. Fox, Deutsche Funds Board
Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

December 29, 2016
SAISTKR-303
                                       5

INDEPENDENT BOARD MEMBERS

NAME, YEAR OF BIRTH, POSI-                                                      NUMBER OF
TION                                                                            FUNDS IN
WITH THE TRUST/CORPORATION                                                      DEUTSCHE
AND LENGTH OF TIME             BUSINESS EXPERIENCE AND                          FUND COMPLEX    OTHER DIRECTORSHIPS
SERVED((1))                    DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN        HELD BY BOARD MEMBER

Keith R. Fox, CFA (1954)       Managing General Partner, Exeter Capital              98         -
Chairperson since 2017,        Partners (a series of private investment
and Board Member since         funds) (since 1986); Directorships: Progres-
1996                           sive International Corporation (kitchen goods
                               importer and distributor); The Kennel Shop
                               (retailer); former Chairman, National Associa-
                               tion of Small Business Investment
                               Companies; former Directorships: BoxTop
                               Media Inc. (advertising); Sun Capital Advisers
                               Trust (mutual funds) (2011-2012)
Kenneth C. Froewiss (1945)     Retired Clinical Professor of Finance, NYU            98         -
Vice Chairperson since         Stern School of Business (1997-2014);
2017,                          Member, Finance Committee, Association
and Board Member since         for Asian Studies (2002-present); Director,
2001                           Mitsui Sumitomo Insurance Group (US)
                               (2004-present); prior thereto, Managing
                               Director, J.P. Morgan (investment banking
                               firm) (until 1996)
John W. Ballantine (1946)      Retired; formerly: Executive Vice President           98         Portland General Electric((2))
Board Member since 1999        and Chief Risk Management Officer, First                         (utility company) (2003-
                               Chicago NBD Corporation/The First National                       present)
                               Bank of Chicago (1996-1998); Executive Vice
                               President and Head of International Banking
                               (1995-1996); former Directorships: Director
                               and Chairman of the Board, Healthways
                               Inc.((2)) (population well-being and wellness
                               services) (2003-2014); Stockwell Capital
                               Investments PLC (private equity); First Oak
                               Brook Bancshares, Inc. and Oak Brook Bank;
                               Prisma Energy International
Henry P. Becton, Jr. (1943)    Vice Chair and former President, WGBH                 98
Board Member since 1990        Educational Foundation. Directorships: Public
                               Radio International; Public Radio Exchange
                               (PRX); The Pew Charitable Trusts (charitable
                               organization); former Directorships: Becton
                               Dickinson and Company((2)) (medical tech-
                               nology company); Belo Corporation((2)) (media
                               company); The PBS Foundation; Association
                               of Public Television Stations; Boston
                               Museum of Science; American Public Televi-
                               sion; Concord Academy; New England
                               Aquarium; Mass. Corporation for Educational
                               Telecommunications; Committee for
                               Economic Development; Public Broadcasting
                               Service; Connecticut College; North Bennett
                               Street School (Boston)

December 29, 2016
SAISTKR-303
                                       6

NAME, YEAR OF BIRTH, POSI-                                                      NUMBER OF
TION                                                                            FUNDS IN
WITH THE TRUST/CORPORATION                                                      DEUTSCHE
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                           FUND COMPLEX    OTHER DIRECTORSHIPS
SERVED((1))                   DIRECTORSHIPS DURING THE PAST 5 YEARS             OVERSEEN        HELD BY BOARD MEMBER

Dawn-Marie Driscoll (1946)    Emeritus Executive Fellow, Center for Busi-            98         -
Board Member since 1987       ness Ethics, Bentley University; formerly:
                              President, Driscoll Associates (consulting
                              firm); Partner, Palmer & Dodge (law firm)
                              (1988-1990); Vice President of Corporate
                              Affairs and General Counsel, Filene's (retail)
                              (1978-1988); Directorships: Advisory Board,
                              Center for Business Ethics, Bentley Univer-
                              sity; Trustee and former Chairman of the
                              Board, Southwest Florida Community Foun-
                              dation (charitable organization); former
                              Directorships: ICI Mutual Insurance
                              Company (2007-2015); Sun Capital Advisers
                              Trust (mutual funds) (2007-2012); Investment
                              Company Institute (audit, executive, nomi-
                              nating committees) and Independent
                              Directors Council (governance, executive
                              committees)
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American                  98         -
Board Member since 1993       Development Bank; Chair, Independent
                              Directors Council; Investment Company
                              Institute (executive and nominating commit-
                              tees); formerly: Chairman of Education
                              Committee of Independent Directors
                              Council; Project Leader, International Insti-
                              tute for Applied Systems Analysis (1998-
                              2001); Chief Executive Officer, The Eric
                              Group, Inc. (environmental insurance) (1986-
                              1998); Directorships: Denver Zoo Foundation
                              (December 2012-present); former Director-
                              ships: Prisma Energy International
Richard J. Herring (1946)     Jacob Safra Professor of International                 98         Director, Aberdeen Singapore
Board Member since 1990       Banking and Professor, Finance Department,                        and Japan Funds (since
                              The Wharton School, University of Pennsyl-                        2007), Independent Director
                              vania (since July 1972); Co-Director, Wharton                     of Barclays Bank Delaware
                              Financial Institutions Center; formerly: Vice                     (since September 2010)
                              Dean and Director, Wharton Undergraduate
                              Division (July 1995-June 2000); Director,
                              Lauder Institute of International Manage-
                              ment Studies (July 2000-June 2006)
William McClayton (1944)      Private equity investor (since October 2009);          98         -
Board Member since 2004       previously: Managing Director, Diamond
                              Management & Technology Consultants, Inc.
                              (global consulting firm) (2001-2009); Director-
                              ship: Board of Managers, YMCA of
                              Metropolitan Chicago; formerly: Senior
                              Partner, Arthur Andersen LLP (accounting)
                              (1966-2001); Trustee, Ravinia Festival

December 29, 2016
SAISTKR-303
                                       7

NAME, YEAR OF BIRTH, POSI-                                                          NUMBER OF
TION                                                                                FUNDS IN
WITH THE TRUST/CORPORATION                                                          DEUTSCHE
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                            FUND COMPLEX    OTHER DIRECTORSHIPS
SERVED((1))                      DIRECTORSHIPS DURING THE PAST 5 YEARS              OVERSEEN        HELD BY BOARD MEMBER

Rebecca W. Rimel (1951)          President, Chief Executive Officer and                  98         Director, Becton Dickinson
Board Member since 1995          Director, The Pew Charitable Trusts (chari-                        and Company((2)) (medical
                                 table organization) (1994-present); formerly:                      technology company) (2012-
                                 Executive Vice President, The Glenmede                             present); Director,
                                 Trust Company (investment trust and wealth                         BioTelemetry Inc.((2))
                                 management) (1983-2004); Board Member,                             (healthcare) (2009-present)
                                 Investor Education (charitable organization)
                                 (2004-2005); Trustee, Executive Committee,
                                 Philadelphia Chamber of Commerce (2001-
                                 2007); Director, Viasys Health Care((2))
                                 (January 2007-June 2007); Trustee, Thomas
                                 Jefferson Foundation (charitable organization)
                                 (1994-2012)
William N. Searcy, Jr. (1946)    Private investor since October 2003;                    98         -
Board Member since 1993          formerly: Pension & Savings Trust Officer,
                                 Sprint Corporation((2)) (telecommunications)
                                 (November 1989-September 2003); Trustee,
                                 Sun Capital Advisers Trust (mutual funds)
                                 (1998-2012)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001);              98         -
(1943)                           Director, Financial Markets US Government
Board Member since 1997          Accountability Office (1996-1997); Partner,
                                 Norton Rose Fulbright, L.L.P. (law firm) (1978-
                                 1996); former Directorships: The William and
                                 Flora Hewlett Foundation (charitable organi-
                                 zation) (2000-2015); Service Source, Inc.
                                 (nonprofit), Mutual Fund Directors Forum
                                 (2002-2004), American Bar Retirement Asso-
                                 ciation (funding vehicle for retirement plans)
                                 (1987-1990 and 1994-1996)

OFFICERS((4))

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION        BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED((5))    DIRECTORSHIPS DURING THE PAST 5 YEARS

Brian E. Binder((8)) (1972)       Managing Director((3)) and Head of US Product and Fund Administration, Deutsche Asset
President and Chief Executive     Management (2013-present); Director and President, Deutsche AM Service Company
Officer, 2013-present             (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016);
                                  Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of
                                  Business Management and Consulting at Invesco, Ltd. (2010-2012)
John Millette((7)) (1962)         Director((3)), Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche
Vice President and Secretary,     Investment Management Americas Inc. ( 2015-present); and Director and Vice Presi-
1999-present                      dent, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan((6)) (1974)          Director((3)), Deutsche Asset Management
Vice President, since 2016
Assistant Secretary, 2013-
present
Paul H. Schubert((6)) (1963)      Managing Director((3)), Deutsche Asset Management, and Chairman, Director and Presi-
Chief Financial Officer, 2004-    dent, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM
present                           Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004 -
Treasurer, 2005-present           2013)

December 29, 2016
SAISTKR-303
                                       8

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION        BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED((5))    DIRECTORSHIPS DURING THE PAST 5 YEARS

Caroline Pearson((7)) (1962)      Managing Director((3)), Deutsche Asset Management; Secretary, Deutsche AM Distribu-
Chief Legal Officer, 2010-        tors, Inc; and Secretary, Deutsche AM Service Company
present
Scott D. Hogan((7)) (1970)        Director((3)), Deutsche Asset Management
Chief Compliance Officer, since
2016
Wayne Salit((6)) (1967)           Director((3)), Deutsche Asset Management; AML Compliance Officer, Deutsche AM
Anti-Money Laundering             Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon
Compliance Officer, 2014-         (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011)
present
Paul Antosca((7) )(1957)          Director((3)), Deutsche Asset Management
Assistant Treasurer, 2007-
present
Jack Clark ((7)) (1967)           Director((3)), Deutsche Asset Management
Assistant Treasurer, 2007-
present
Diane Kenneally((7)) (1966)       Director((3)), Deutsche Asset Management
Assistant Treasurer, 2007-
present

((1)) The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the
 Board.
((2)) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
((3)) Executive title, not a board directorship.
((4)) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
((5)) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.
((6)) Address: 60 Wall Street, New York, New York 10005.
((7)) Address: One Beacon Street, Boston, Massachusetts 02108.
((8)) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DEUTSCHE AM DISTRIBUTORS, INC.

  Paul H. Schubert:   Vice President
  Caroline Pearson:   Secretary
  Wayne Salit:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.

December 29, 2016
SAISTKR-303
                                       9

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the US Government
Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

PART II

The following disclosure supplements the currently effective Statements of
Additional Information of each of the funds/
portfolios listed in Part I, except for Deutsche California Tax-Free Income
Fund, Deutsche CROCI (Reg. TM) International Fund, Deutsche CROCI (Reg. TM)
U.S. Fund, Deutsche Emerging Markets Frontier Fund, Deutsche European Equity
Fund, Deutsche Global Growth Fund, Deutsche Large Cap Focus Growth Fund,
Deutsche Limited Maturity Quality Income Fund, Deutsche Money Market Prime
Series, Deutsche Multi-Asset Conservative Allocation Fund, Deutsche Multi-Asset
Global Allocation Fund, Deutsche Multi-Asset Moderate Allocation Fund, Deutsche
New York Tax-Free Income Fund, Deutsche Select Alternative Allocation Fund,
Deutsche Ultra-Short Investment Grade Fund, and Deutsche Variable NAV Money
Fund:
--------------------------------------------------------------------------------

The following information replaces similar disclosure in "APPENDIX II-C - FEE
RATES OF SERVICE PROVIDERS" of each fund's/portfolio's Statement of Additional
Information:

December 29, 2016
SAISTKR-303
                                       10

FEE PAYABLE TO DSC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DSC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the Deutsche money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds' total assets, but the percentage will fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC's system for up to 18 months after closing for tax reporting purposes.

               Please Retain This Supplement for Future Reference

December 29, 2016
SAISTKR-303
                                       11

Deutsche
Asset Management

Statement of Additional Information

December 1, 2016

DEUTSCHE MARKET TRUST

Deutsche Select Alternative Allocation Fund
CLASS/TICKER                                A   SELAX   C   SELEX   R   SELRX   R6   SELUX   INST   SELIX   S   SELSX

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated December 1, 2016, as supplemented, a copy of which may be obtained without charge by calling
(800) 728-3337; by visiting deutschefunds.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to
Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Deutsche funds.

                                                                       [DB Logo]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-4
    Statements...........................................................................

Detailed Part II table of contents precedes page II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"SEC" - the Securities and Exchange Commission

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"DDI" or "Distributor" - Deutsche AM Distributors, Inc., 222 South Riverside
Plaza, Chicago, Illinois 60606.

"DSC" or "Transfer Agent" - Deutsche AM Service Company, 210 W. 10th Street,
Kansas City, Missouri 64105-1614.

"Deutsche funds" - the US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor

"fund" or "series" - Deutsche Select Alternative Allocation Fund

"Custodian" - State Street Bank and Trust Company, State Street Financial
Center, One Lincoln Street, Boston, Massachusetts 02111

"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago,
Illinois 60601

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, Massachusetts 02199

"Trust"- Deutsche Market Trust

"NRSRO"- a nationally recognized statistical rating organization

"S&P" - Standard & Poor's Ratings Services, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Ratings, an NRSRO

FUND ORGANIZATION

Deutsche Select Alternative Allocation Fund is a series of Deutsche Market
Trust, a Massachusetts business trust established under the laws of
Massachusetts on October 24, 1985. Prior to February 1, 2011, DWS Market Trust
was named DWS Balanced Fund. On August 11, 2014, DWS Market Trust was renamed
Deutsche Market Trust and DWS Select Alternative Allocation Fund was renamed
Deutsche Select Alternative Allocation Fund.

On December 1, 2011, the predecessor of DWS Select Alternative Allocation Fund transferred all of its assets and liabilities from DWS Equity Trust, a
Massachusetts business trust, to DWS Market Trust, while retaining the same fund name.

The predecessor fund of DWS Select Alternative Allocation Fund is referred to herein as the "Predecessor Fund." All historical financial information and other information contained in the fund's prospectus and SAI for periods prior to December 1, 2011 relating to the fund (or any class thereof) is that of the
Predecessor Fund (or corresponding class thereof).

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in 2008.
Additional information about the Trust is set forth in PART II under "Fund
Organization."

MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

                                      I-1

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all Deutsche funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DDI, see PART I - APPENDIX I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-
referenced service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.

DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule
12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with
Rule 12b-1 Plans, or to new funds/  classes that have not completed a fiscal reporting period.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to new funds that have not completed a fiscal reporting period.

The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in PART II of this SAI.

INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

PART I - APPENDIX I-I includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investments, practices and techniques, and risks.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the

                                      I-2

percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.

The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940
Act and the rules thereunder and as used in this SAI, means the lesser of (1)
67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, the fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund may concentrate in any underlying Deutsche fund.

For purposes of the fund's fundamental concentration policy set forth above, while the fund does not concentrate, certain underlying Deutsche funds may concentrate in a particular industry. See the prospectus for more information on the concentration policies of the underlying Deutsche funds and the associated risks.

The following is intended to help investors better understand the meaning of a fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund's fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to
33 1-3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund's borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund's borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary

                                      I-3

purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX II-G.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.

For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.

At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The SEC staff currently interprets concentration to mean investing more than
25% of a fund's assets in a particular industry or group of industries
(excluding US government securities).

OTHER INVESTMENT POLICIES. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3)    the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(4)    the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5%
       of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

(5)    the fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200
Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The

                                      I-4

independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated August
31, 2016 (SEC File No. 811-01236), are incorporated herein by reference and are hereby deemed to be a part of this SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-J.

                                      I-5

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in Deutsche funds as of December 31,
2015.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                                  DEUTSCHE SELECT
BOARD MEMBER                ALTERNATIVE ALLOCATION FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine                     None
Henry P. Becton, Jr.               $1 - $10,000
Dawn-Marie Driscoll                    None
Keith R. Fox                           None
Paul K. Freeman                        None
Kenneth C. Froewiss                    None
Richard J. Herring                     None
William McClayton                      None
Rebecca W. Rimel                       None
William N. Searcy, Jr.                 None
Jean Gleason Stromberg                 None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
                              DEUTSCHE FUNDS

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000

(1)   The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
$100,000, or over $100,000.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2015. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.

                                      I-6

The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or
Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None

As of November 7, 2016, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.

25% OR GREATER OWNERSHIP

Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. The following table identifies those investors who owned 25% or more of the fund's shares as of
November 7, 2016:

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

NAME AND ADDRESS OF INVESTOR                  SHARES          PERCENTAGE

AMERICAN ENTERPRISE INVESTMENT SVC         14,187,191.230        66.51
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who owned 5% or more of a fund share class as of November 7, 2016. All holdings are of record, unless otherwise indicated.

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

NAME AND ADDRESS OF INVESTOR                  SHARES          CLASS     PERCENTAGE

AMERICAN ENTERPRISE INVESTMENT SVC         13,020,972.530      A           88.11%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
AMERICAN ENTERPRISE INVESTMENT SVC            951,312.501      C           48.43%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

                                       I-7

NAME AND ADDRESS OF INVESTOR             SHARES             CLASS         PERCENTAGE

PERSHING LLC                            370,897.414          C               18.88%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES                           198,507.382          C               10.11%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
LPL FINANCIAL                           129,071.300          C                6.57%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968
NATIONAL FINANCIAL SERVICES LLC         103,310.167    Institutional         23.68%
FOR EXCLUSIVE BENE OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
FIRST CLEARING LLC                       99,095.291    Institutional         22.72%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
ST LOUIS MO 63103-2523
MID ATLANTIC TRUST COMPANY               74,423.655    Institutional         17.06%
FBO ARIZONA OBGYN AFFLIATES P C
401 K RETIREMENT PLAN
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228
DEUTSCHE AM TRUST COMPANY CUST           46,052.358    Institutional         10.56%
FOR THE IRA OF
BARRY ROSENSON
WEST PALM BCH FL 33418-6983
CHARLES SCHWAB & CO INC                  30,105.396    Institutional          6.90%
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151
RAYMOND JAMES                            23,263.691    Institutional          5.33%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
SAMMONS FINANCIAL NETWORK LLC           129,680.558          R               57.73%
4546 CORPORATE DR STE 100
WEST DES MOINES IA 50266-5911

                                       I-8

NAME AND ADDRESS OF INVESTOR                 SHARES         CLASS     PERCENTAGE

VOYA INSTITUTIONAL TRUST CO                  82,725.691      R           36.83%
1 ORANGE WAY
WINDSOR CT 06095-4773
MATRIX TR CO CUST FBO                         7,982.615      R6          40.31%
BERWICK DENTAL ARTS INC PS PL
717 17TH ST STE 1300
DENVER CO 80202-3304
UBS WM USA                                    7,408.165      R6          37.41%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
C/O MUTUAL FUND TRADING                       3,305.194      R6          16.69%
GREAT-WEST TRUST COMPANY LLC TTEE F
RECORDKEEPING FOR VARIOUS BENEFIT
P
8525 E ORCHARD RD
GREENWOOD VLG CO 80111-5002
CHARLES SCHWAB & CO INC                   1,125,637.295      S           28.80%
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL                               996,010.723      S           25.48%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968
NATIONAL FINANCIAL SERVICES LLC             543,856.522      S           13.92%
FOR EXCLUSIVE BENE OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT - 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
RAYMOND JAMES                               301,179.023      S            7.71%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1100
AMERICAN ENTERPRISE INVESTMENT SVC          215,375.439      S            5.51%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

                                      I-9

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operations of the Deutsche funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 8 times during the most recently completed calendar year.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board
Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a
"watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An
Independent Board Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and
Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-10

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee and Valuation Sub-Committee, Nominating and Governance
Committee, Contract Committee, Investment Oversight Committee, Operations
Committee and Dividend Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE             6         Assists the Board in fulfilling its responsibility    Paul K. Freeman (Chair),
                                      for oversight of (1) the integrity of the financial   William McClayton (Vice
                                      statements, (2) the fund's accounting and             Chair), John W. Ballantine,
                                      financial reporting policies and procedures, (3)      Henry P. Becton, Jr. and
                                      the fund's compliance with legal and regulatory       Richard J. Herring
                                      requirements related to accounting and
                                      financial reporting, (4) valuation of fund assets
                                      and securities and (5) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. Oversees the valuation of the
                                      fund's securities and other assets and
                                      determines, as needed, the fair value of fund
                                      securities or other assets under certain
                                      circumstances as described in the fund's
                                      Valuation Procedures. The Audit Committee
                                      has appointed a Valuation Sub-Committee,
                                      which may make determinations of fair value
                                      required when the Audit Committee is not in
                                      session. The current members of the fund's
                                      Valuation Sub-Committee are John W.
                                      Ballantine, Richard J. Herring, Henry P. Becton,
                                      Jr. (Alternate), Paul K. Freeman (Alternate) and
                                      William McClayton (Alternate). The Audit
                                      Committee also approves and recommends to
                                      the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-11

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              5         Recommends individuals for membership on             Rebecca W. Rimel (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Henry P. Becton, Jr. (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), John W. Ballantine
                                      members, and oversees the operations of the          and William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes that the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Kenneth C.
                                      Froewiss, Chairman, Deutsche Mutual Funds,
                                      P.O. Box 390601, Cambridge, MA 02139.
CONTRACT                    6         Reviews at least annually, (a) the fund's            Keith R. Fox (Chair), William
COMMITTEE                             financial arrangements with DIMA and its             N. Searcy, Jr. (Vice Chair),
                                      affiliates, and (b) the fund's expense ratios.       Dawn-Marie Driscoll, Paul K.
                                                                                           Freeman, Richard J. Herring
                                                                                           and Jean Gleason
                                                                                           Stromberg
INVESTMENT                  0         Reviews the investment operations of the             John W. Ballantine (Chair),
OVERSIGHT                             funds.                                               William McClayton (Vice
COMMITTEE/(1)/                                                                             Chair), Henry P. Becton, Jr.,
                                                                                           Dawn-Marie Driscoll, Paul K.
                                                                                           Freeman, Keith R. Fox,
                                                                                           Richard J. Herring, Rebecca
                                                                                           W. Rimel, William N. Searcy,
                                                                                           Jr. and Jean Gleason
                                                                                           Stromberg
OPERATIONS                  6         Reviews the administrative operations and            Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.              William N. Searcy, Jr. (Vice
                                      Reviews administrative matters related to the        Chair), Keith R. Fox,
                                      operations of the fund, policies and procedures      Rebecca W. Rimel and Jean
                                      relating to portfolio transactions, custody          Gleason Stromberg
                                      arrangements, fidelity bond and insurance
                                      arrangements and such other tasks as the full
                                      Board deems necessary or appropriate.

                                      I-12

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

DIVIDEND                    3         Authorizes dividends and other distributions for   Keith R. Fox, Kenneth C.
COMMITTEE                             those funds that are organized as series of a      Froewiss, John W.
                                      Maryland corporation. Committee meets on an        Ballantine (Alternate), Henry
                                      as-needed basis.                                   P. Becton, Jr. (Alternate),
                                                                                         Dawn-Marie Driscoll
                                                                                         (Alternate), Paul K. Freeman
                                                                                         (Alternate), Richard J.
                                                                                         Herring (Alternate), William
                                                                                         McClayton (Alternate),
                                                                                         Rebecca W. Rimel
                                                                                         (Alternate), William N.
                                                                                         Searcy, Jr. (Alternate) and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

(1)   The Investment Oversight Committee was constituted on November 11, 2015.
      Prior thereto, the Board had an Equity Oversight Committee and a Fixed
      Income and Asset Allocation Oversight Committee performing similar functions as the Investment Oversight Committee, which each met 5 times during the last calendar year.

                                      I-13

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson. No
additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Deutsche fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board
Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the Deutsche fund complex during calendar year 2015.

AGGREGATE COMPENSATION FROM THE FUND

BOARD MEMBER                DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $1,414
Henry P. Becton, Jr.       $1,317
Dawn-Marie Driscoll        $1,414
Keith R. Fox               $1,430
Paul K. Freeman            $1,430
Kenneth C. Froewiss        $1,766
Richard J. Herring         $1,317
William McClayton          $1,408
Rebecca W. Rimel           $1,414
William N. Searcy, Jr.     $1,317
Jean Gleason Stromberg     $1,317

                                      I-14

TOTAL COMPENSATION FROM DEUTSCHE FUND COMPLEX

                                     TOTAL COMPENSATION
                                     FROM THE FUND AND
BOARD MEMBER                     DEUTSCHE FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine/(4)/         $290,000
Henry P. Becton, Jr.            $275,000
Dawn-Marie Driscoll/(4)/        $282,500
Keith R. Fox/(4)/               $300,000
Paul K. Freeman/(4)/            $300,000
Kenneth C. Froewiss/(2)/        $375,000
Richard J. Herring              $275,000
William McClayton/(3)(4)/       $305,000
Rebecca W. Rimel/(4)/           $290,000
William N. Searcy, Jr.          $275,000
Jean Gleason Stromberg/(4)/     $282,500

(1)   For each Independent Board Member total compensation from the Deutsche fund complex represents compensation from 106 funds as of December 31,
      2015.

(2)   Includes  $100,000  in  annual  retainer  fees received by Mr. Froewiss as
      Chairperson of Deutsche funds.

(3)   Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice
      Chairperson of Deutsche funds.

(4)   Includes  an  annual  retainer  fee  for serving as Chairperson of a Board committee.

                                      I-15

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all Deutsche funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DEUTSCHE
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED

Pankaj Bhatnagar              $0                          $10,001 - $50,000
Darwei Kung                   $0                         $100,001 - $500,000

CONFLICTS OF INTEREST

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Pankaj Bhatnagar            7         $3,821,211,597               0                     $0
Darwei Kung                13         $5,593,488,108               0                     $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Pankaj Bhatnagar           1             $33,377,995                0                    $0
Darwei Kung                0             $         0                0                    $0

                                      I-16

OTHER ACCOUNTS MANAGED:

                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS

Pankaj Bhatnagar             2            $ 70,906,532           0                   $0
Darwei Kung                  1            $258,249,939           0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

                                      I-17

PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2016                        $0                $0                $295,876                 $  0
2015                        $0                $0                $505,976                 $  0
2014                        $0                $0                $599,269                 $352

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DSC FOR TRANSFER       DSC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES       AGENCY SERVICES

2016                          $ 7,606                $2,481
2015                          $10,809                $  337
2014                          $25,656                $  517

The following waivers are currently in effect for the fund:

The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) at 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.49% for Class A,
Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

                                      I-18

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DDI for the noted fiscal period(s).

CLASS A INITIAL SALES CHARGE:

                                                                                           AGGREGATE        AGGREGATE
                                                         AGGREGATE      AGGREGATE         COMMISSIONS      COMMISSIONS
                                               FISCAL      SALES       COMMISSIONS    PAID TO AFFILIATED    RETAINED
                                                YEAR    COMMISSIONS   PAID TO FIRMS          FIRMS           BY DDI

Deutsche Select Alternative Allocation Fund    2016       $ 1,000         $    0              $0             $ 1,000
                                               2015       $ 5,000         $1,000              $0             $ 4,000
                                               2014       $14,000         $1,000              $0             $13,000

CDSC PAID TO DDI ON:

                                                 FISCAL
                                                  YEAR     CLASS A SHARES     CLASS C SHARES

Deutsche Select Alternative Allocation Fund      2016          $  225            $ 1,703
                                                 2015          $1,788            $ 5,886
                                                 2014          $6,814            $10,398

                                      I-19

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of the fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                                             12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                                    FEES              SERVICES FEES

Deutsche Select Alternative Allocation Fund      Class A             N/A                $522,756
                                                 Class C          $194,330              $ 6,4746
                                                 Class R          $  4,849              $  4,847

                                      I-20

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Variations to the fund's portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.

PORTFOLIO TURNOVER RATES

FUND                                             2016     2015

Deutsche Select Alternative Allocation Fund      34%      25%

BROKERAGE COMMISSIONS

                                                 FISCAL     BROKERAGE COMMISSIONS
                                                  YEAR          PAID BY FUND

Deutsche Select Alternative Allocation Fund      2016             $ 57,620
                                                 2015             $ 95,611
                                                 2014             $203,501

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                        AGGREGATE
                                                                        BROKERAGE                             % OF THE
                                                                       COMMISSIONS                            AGGREGATE
                                                                       PAID BY FUND     % OF THE TOTAL     DOLLAR VALUE OF
                     FISCAL          NAME OF                          TO AFFILIATED        BROKERAGE        ALL PORTFOLIO
                      YEAR      AFFILIATED BROKER     AFFILIATION        BROKERS          COMMISSIONS       TRANSACTIONS

Deutsche Select      2016      None                       -               None                -                  -
Alternative
Allocation Fund
                     2015      None                       -               None                -                  -
                     2014      None                       -               None                -                  -

The fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                                             COMMISSIONS PAID
                                                 AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                               WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

Deutsche Select Alternative Allocation Fund                $0                       $0

                                      I-21

PART I: APPENDIX I-I - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.

DEUTSCHE SELECT ALTERNATIVE ALLOCATION FUND (AND THE DEUTSCHE FUNDS IN WHICH
THE FUND INVESTS)

Adjustable Rate Securities
Advance Refunded Bonds
Asset-Backed Securities
Asset-Indexed Securities
Asset Segregation
Auction Rate Securities
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Credit Enhancement
Custodial Receipts
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Inflation-Indexed Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Master Limited Partnerships (MLPs)
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests

Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Preferred Stock
Privatized Enterprises
Put Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Subsidiary Companies
Tax-Exempt Commercial Paper
Tax-Exempt Custodial Receipts
Tax-Exempt Pass-Through Securities
Trust Preferred Securities
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

                                      I-22

PART I: APPENDIX I-J - ADDITIONAL INFORMATION

FUND                                            CLASS                   CUSIP NUMBER

Deutsche Select Alternative Allocation Fund     Class A                 25159K606
Fiscal Year End: 8/31                           Class C                 25159K507
                                                Class R                 25159K101
                                                Class R6                25159K697
                                                Institutional Class     25159K309
                                                Class S                 25159K408

                                      I-23

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-74
Arrangements..............................................................................

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the Deutsche funds. Unless otherwise noted, the use of the term
"fund" applies to all Deutsche funds.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Deutsche Investment Management Americas Inc. (DIMA or the
Advisor), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and
Deutsche AM Distributors, Inc. (DDI or the Distributor). Deutsche Asset
Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor and its affiliates may utilize the resources of Deutsche Asset
Management's global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize Deutsche Asset
Management's branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to
Deutsche Asset Management's branch offices or affiliates will not result in additional fees for a fund or a fund's shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the
Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. Deutsche Asset Management's branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other Deutsche funds as well as non-Deutsche funds clients. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management's branch offices or affiliates may result in certain cost savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

                                      II-1

Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.

                                      II-2

Shareholders are not parties to, or intended (or "third party") beneficiaries of the Investment Management Agreement, and the Investment Management Agreement
is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.

For Deutsche Latin America Equity Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-US) affiliates
(the DIMA Overseas Affiliates) that are not registered under the Investment
Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to the fund. Under a Participating Affiliates
Agreement, a DIMA Overseas Affiliate may be considered a Participating
Affiliate of DIMA as that term is used in relief granted by the staff of the
SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an "associated person" of DIMA as that term is defined in the Advisers Act for purposes of DIMA's required supervision. Deutsche Bank S.A. - Banco Alemao (DB Brazil) is a Participating
Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the US.

For Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and Deutsche
CROCI (Reg. TM) Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the
Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters;
monitoring the valuation of securities and the calculation of net asset value;
monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Deutsche Mid Cap Value Fund, Deutsche Small Cap Value Fund and
Deutsche CROCI (Reg. TM) Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has
delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Deutsche Mid Cap Value Fund,
Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend
Fund, the

                                      II-3

management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in PART II - APPENDIX II-C.

CROCI (Reg. TM) INVESTMENT STRATEGY AND VALUATION GROUP (APPLICABLE ONLY TO
THOSE FUNDS THAT EMPLOY A CROCI (Reg. TM) STRATEGY). The CROCI (Reg. TM)
Investment Strategy and Valuation Group is a unit of the Deutsche Bank Group.
The CROCI (Reg. TM) Investment Strategy and Valuation Group is responsible for devising the CROCI (Reg. TM) strategy and calculating the CROCI (Reg. TM)
Economic P/E Ratios. The CROCI (Reg. TM) Investment Strategy and Valuation
Group is not responsible for the management of the funds and does not act in a fiduciary capacity in relation to the funds or the investors in the funds. The
CROCI (Reg. TM) strategy is provided without any representations or warranties of any kind and the CROCI (Reg. TM) Investment Strategy and Valuation Group
shall not be responsible for any error or omissions in any CROCI (Reg. TM)
strategy.

The calculation of the CROCI (Reg. TM) Economic P/E Ratios is determined by the
CROCI (Reg. TM) Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted on rules-based assumptions made by the CROCI (Reg. TM) Investment and Valuation
Group that, subsequently, may prove not to have been correct. As CROCI (Reg.
TM)Economic P/Es Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.

SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUBADVISORY ARRANGEMENTS
AS DESCRIBED IN PART I). Each Subadvisor serves as subadvisor to a fund pursuant to the terms of a subadvisory agreement between it and DIMA
(Subadvisory Agreement).

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Subadvisor to all or a portion of the assets of one or more funds. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM HK), Level 52,
International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, serves as Subadvisor to all or a portion of the assets of one or more funds. DeAM HK is an investment advisor registered with the SEC. DeAM HK is an affiliate of
DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management International GmbH (Deutsche AM International GmbH),
Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, serves as
Subadvisor to all or a portion of the assets of one or more funds. Deutsche AM
International GmbH is an investment advisor registered with the SEC and is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL
60603, serves as Subadvisor to all or a portion of the assets of one or more funds. NTI is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust
Corporation is regulated by the Board of Governors of the Federal Reserve
System as a financial holding company under the US Bank Holding Company Act of
1956, as amended.

RREEF America L.L.C. (RREEF), 222 South Riverside, Chicago, Illinois 60606,
serves as Subadvisor to all or a portion of the assets of one or more funds.
RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since
1993.

TERMS OF THE SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with

                                      II-4

matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory
Agreement.

A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Subadvisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under each Subadvisory Agreement between DIMA and a Subadvisor, DIMA, not a fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DIMA from a fund. The Subadvisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Subadvisor. No fund is responsible for paying the Subadvisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Subadvisor (Sub-Subadvisory
Agreement).

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM
Global is an investment advisor registered with the SEC. In addition, DAAM
Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of
Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serves as Sub-Subadvisor to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Subadvisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Subadvisor may, from time to time, reasonably request. The Subadvisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the
Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the
Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Subadvisory
Agreement.

Under the Sub-Subadvisory Agreements, the Subadvisor, not the fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Subadvisor from
DIMA. The sub-subadvisory fee is paid directly by a Subadvisor at specific rates negotiated between a Subadvisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.

                                      II-5

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain Deutsche funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification
Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
(Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation, and advance expenses that may be incurred by the Independent Board
Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected
Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent
Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between
DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an
Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. The
Administrator will pay Accounting Agency fees out of the Administrative
Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors;
oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures;
assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund;
establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor

                                      II-6

and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, the
Advisor may decide that a fund should not participate in a class action, and instead cause the fund to pursue alternative legal remedies. Where the rights and interests of funds differ, the Advisor might take different approaches to the same class action claim.

FUND ACCOUNTING AGENT. For Deutsche Mid Cap Value Fund, Deutsche CROCI (Reg.
TM) Equity Dividend Fund and Deutsche Small Cap Value Fund, DIMA, One Beacon
Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a
Fund Accounting Agreement, DIMA receives a fee at the rate set forth in PART II
- APPENDIX II-C.

Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Deutsche AM Service Company
(DSC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement
(Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (DST), DSC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DSC, not by a fund. For its services under the Transfer Agency and Services Agreement, DSC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account
(e.g., foreign exchange transactions or corporate transactions). To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent
Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DDI, 222 South Riverside Plaza,
Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution
Agreement remains in effect for a class from year-to-year

                                      II-7

only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the
Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-
by-class basis.

Under the Distribution Agreement, DDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DDI also pays for supplementary sales literature and advertising costs. DDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DDI to provide such services and DDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

                                      II-8

DDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DDI.

CODES OF ETHICS. Each fund, the Advisor, each fund's principal underwriter and distributor, and, if applicable, each fund's subadvisor(s) (and, if applicable, sub-subadvisor(s)) have adopted codes of ethics under Rule 17j-1 under the 1940
Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the
Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or subadvisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO
TRUST, DEUTSCHE TAX FREE TRUST AND CASH ACCOUNT TRUST)

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d)
such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares

                                      II-9

materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class. (For Deutsche Global Real Estate Securities Fund, the fund's by-laws contain special provisions related to a reorganization of the fund.)

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DEUTSCHE ASSET ALLOCATION TRUST, DEUTSCHE PORTFOLIO TRUST AND DEUTSCHE TAX
FREE TRUST

                                     II-10

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or
(iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a

                                     II-11

specified minimum amount; (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the

                                     II-12

election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board
Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the
Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DEUTSCHE VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the

                                     II-13

right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity; (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class; (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders; (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law; or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g.,

                                     II-14

cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders
(including differences among shareholders in the same fund or class).

FOR DEUTSCHE VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the
1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.

FOR MASTER/FEEDER ARRANGEMENTS

Deutsche Equity 500 Index Portfolio and Government Cash Management Portfolio
fund (the "Portfolios" and each a "Portfolio") are organized as master trust funds under the laws of the State of New York. Each Portfolio serves as a master fund in a master/feeder arrangement. References to a fund in this section refer only to a fund that is a feeder fund in a master/feeder arrangement. Each Portfolio's Declaration of Trust provides that a fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of a Portfolio. However,

                                     II-15

the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a
Portfolio itself was unable to meet its obligations. Accordingly, the Board believes that neither a fund nor its shareholders will be adversely affected by reason of a fund's investing in a Portfolio. Whenever a fund is requested to vote on a matter pertaining to a Portfolio, a fund will vote its shares without a meeting of shareholders of a fund if the proposal is one, in which made with respect to a fund, would not require the vote of shareholders of a fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever a fund is requested to vote on matters pertaining to the fundamental policies of a Portfolio, a fund will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders. The percentage of a fund's votes representing fund shareholders not voting will be voted by a fund in the same proportion as fund shareholders who do, in fact, vote. For all other matters requiring a vote, a fund will hold a meeting of shareholders of a fund and, at the meeting of investors in a Portfolio, a fund will cast all of its votes in the same proportion as the votes of a fund's shareholders even if all fund shareholders did not vote. Even if a fund votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of a Portfolio.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A fund may suspend (in whole or in part) or terminate the offering of its shares at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, a fund may permit certain persons (for example, persons who are already shareholders of the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a share price next calculated after receipt in good order by DDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day
(trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DDI (i.e., financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and

                                     II-16

the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans.
Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of Deutsche
Variable Series I, Deutsche Variable Series II and Deutsche Investments VIT
Funds, please see VARIABLE INSURANCE FUNDS below. For information regarding purchases of money market funds, please see MONEY MARKET FUNDS below.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A Sales Charge Schedule" set forth in
PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail Deutsche funds
(excluding direct purchases of Deutsche money market funds).

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail Deutsche funds
(excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares)
already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "Class A Sales Charge Schedule" set forth in PART
II - APPENDIX II-F, also apply to the aggregate amount of purchases of all shares of retail Deutsche funds (excluding direct purchases of Deutsche money market funds) made by any purchaser within a 24-month period under a written
Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The
Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are

                                     II-17

less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for (i) an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) a 403(b) plan for which ExpertPlan Inc., a subsidiary of
Ascensus, Inc. provides recordkeeping services and Deutsche AM Trust Company acts as the custodian ("Deutsche AM/ExpertPlan 403(b) Plan") may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such Deutsche funds held of record as of the initial purchase date under the
Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

DEUTSCHE AM/EXPERTPLAN 403(B) PLANS. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, Deutsche
AM/ExpertPlan 403(b) Plans may include: (a) Money Market funds as "Deutsche funds," (b) all classes of shares of any Deutsche fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the Deutsche funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of Deutsche funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (1) and (2);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients;

(10)   Deutsche AM/ExpertPlan 403(b) Plans established prior to October 1,
       2003, provided that the Deutsche AM/ExpertPlan 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;

(11)   investors investing $1 million or more ($250,000 or more for Deutsche
       Real Assets Fund, Deutsche California Tax-Free Income Fund, Deutsche
       Global Growth Fund, Deutsche GNMA Fund, Deutsche

                                     II-18

       Intermediate Tax/AMT Free Fund, Deutsche Large Cap Value Fund, Deutsche
       Managed Municipal Bond Fund, Deutsche Massachusetts Tax-Free Fund,
       Deutsche New York Tax-Free Income Fund, Deutsche Short-Term Municipal
       Bond Fund, Deutsche Short Duration Fund, Deutsche Strategic High Yield
       Tax-Free Fund, Deutsche Select Alternative Allocation Fund, Deutsche
       Strategic Government Securities Fund, Deutsche Unconstrained Income Fund
       and Deutsche Fixed Income Opportunities Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount
       features referred to above (collectively, the Large Order NAV Purchase
       Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(12)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the Deutsche funds;

For purposes of Class A sales charge waiver (12) above, "defined contribution investment only plans" do not include SEP IRAs, SIMPLE IRAs, or Salary
Reduction Simplified Employee Pension Plans (SARSEPs).

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(13)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DDI and consistent with regulatory requirements;

(14)   a direct "roll over" of a distribution from a Deutsche AM/ExpertPlan
       403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a Deutsche AM IRA;

(15)   reinvestment of fund dividends and distributions; and

(16)   exchanging an investment in Class A shares of another fund in the
       Deutsche funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is

                                     II-19

unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF CLASS R6 SHARES. Class R6 shares are generally available only to certain retirement plans. If your plan sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any financial institution authorized to act as a shareholder servicing agent for your plan. There is no minimum investment for Class R6 shares. Contact your securities dealer or shareholder servicing agent for details on how to buy and sell Class R6 shares.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

PURCHASE OF INSTITUTIONAL SHARES AND INVESTMENT CLASS SHARES (FOR DEUTSCHE
LIMITED MATURITY QUALITY INCOME FUND AND DEUTSCHE ULTRA-SHORT INVESTMENT GRADE
FUND ONLY). Shares of a fund are sold at net asset value without a sales charge directly from a fund or through selected financial services firms, such as broker-dealers and banks.

MULTI-CLASS SUITABILITY FOR CLASSES A AND C. DDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account;
and (ii) Deutsche AM/ExpertPlan 403(b) Plans. The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to Deutsche AM/ExpertPlan 403(b) Plans.

(1)    Class C Share Deutsche AM/ExpertPlan 403(b) Plans. Orders to purchase
       Class C shares for a Deutsche AM/ExpertPlan 403(b) Plan, regardless of when such plan was established on the system, will be invested instead in Class A shares at net asset value when the combined subaccount value in Deutsche funds or other eligible assets held by the plan is
       $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DEUTSCHE AM AFFILIATED INDIVIDUALS. Current or former
Board members of the Deutsche funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a subadvisor to any Deutsche fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment

                                     II-20

in Federal Funds (monies credited to a bank's account with its regional Federal
Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of Deutsche Variable Series I, Deutsche
Variable Series II and Deutsche Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the
Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Deutsche Asset Management accepts Medallion
Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account.

                                     II-21

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the
Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.
Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable) and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of
$10,000 of a fund's Class C shares and then 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100).

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Code) Section
       401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by (i) employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii)
       Deutsche AM/ExpertPlan 403(b) Plans;

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Systematic Withdrawal Plan at a maximum of
       12% per year of the net asset value of the account;

(6)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and

(7)    for shares purchased prior to February 1, 2011, redemptions of shares whose dealer of record at the time of the investment notified DDI that the dealer waived the discretionary commission applicable to such Large
       Order NAV Purchase.

                                     II-22

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived for:

(i)        redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Deutsche funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

(ii)        redemption  of  shares  purchased  through  a dealer-sponsored asset allocation  program  maintained  on an omnibus record-keeping system provided  the  dealer  of record had waived the advance of the first year  administrative  services  and  distribution fees applicable to such shares and has agreed to receive such fees quarterly;

(iii)      redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2; and

(iv)       redemptions to satisfy required minimum distributions after age 70
           1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche AM IRA accounts).

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities, which are subject to market risk until sold, may incur taxes and may incur brokerage costs, rather than cash. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Government & Agency Securities Portfolio, a series of Cash Account
Trust; Deutsche Government Cash Reserves Fund Institutional and Deutsche
Government Money Market Series, each a series of Deutsche Money Market Trust;
and Treasury Portfolio and Deutsche Variable NAV Money Fund, each a series of
Investors Cash Trust.

CHECKWRITING (applicable to Deutsche Short Duration Fund, Deutsche Intermediate
Tax/AMT Free Fund and Deutsche Massachusetts Tax-Free Fund only). The
Checkwriting Privilege is not offered to new investors. The Checkwriting
Privilege is available for shareholders of Deutsche Intermediate Tax/AMT Free
Fund and DWS Short Term Bond Fund (which was acquired by Deutsche Short
Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of Deutsche Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to
July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer
Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to

                                     II-23

your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within fourteen (14) days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (see telephone number on front cover) or write (Deutsche AM Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than sixty (60) days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty
(60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to forty-five (45) days (or up to ninety (90) days for certain types of transactions) to investigate your complaint or question. If the
Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the
Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10)
business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent

                                     II-24

will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if: (i) there are not sufficient funds available in your account; (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer; (iii) you or another shareholder have supplied a merchant with incorrect account information; or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers; (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant; (3) in order to comply with government agencies or court orders; or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least ten (10) days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within ten (10) days; or
when "stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract

                                     II-25

holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Deutsche funds without imposition of a sales charge, subject to the provisions below. When you sell shares of the fund that you exchanged into that were originally purchased prior to April 1, 2016, a CDSC may be imposed based on the CDSC schedule of the fund you exchanged into, which may differ from the schedule for the fund you exchanged out of;
your shares will retain their original cost and purchase date. Shares of the fund acquired in an exchange from shares of another fund purchased on or after
April 1, 2016 that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.

Shareholders who exchange their shares out of a Deutsche money market fund into
Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

Certain Deutsche funds may not be available to shareholders on an exchange. To learn more about which Deutsche funds may be available on exchange, please contact your financial services firm or visit our Web site at:
deutschefunds.com (the Web site does not form a part of this Statement of
Additional Information) or call Deutsche Asset Management (see telephone number on front cover).

Shareholders must obtain the prospectus of the Deutsche fund they are exchanging into from dealers, other firms or DDI.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the Deutsche Money Market Fund shares of Deutsche
Money Market Prime Series, for shares of the institutional class of other
Deutsche mutual funds, and may exchange shares of the institutional class of other Deutsche funds for Deutsche Money Market Fund shares: (1) a current or former director or trustee of Deutsche mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the
Deutsche mutual funds or a broker-dealer authorized to sell shares of a fund.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DEUTSCHE AM DISTRIBUTORS, INC. PERSONNEL. DDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(Deutsche AM Wholesalers). Generally, Deutsche AM Wholesalers market shares of the Deutsche funds to financial advisors, who in turn may recommend that investors purchase shares of a Deutsche fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, Deutsche AM Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with Deutsche Asset Management's branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     the length of time a fund's Portfolio Managers have managed a fund/strategy

o     market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are discussed with senior representatives from various groups within the asset management division, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted to the Deutsche funds' Web site at deutschefunds.com/
EN/wholesaler-compensation.jsp. Deutsche AM Wholesalers receive the highest compensation for Tier I funds, successively less for other tiers and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

                                     II-26

In the normal course of business, Deutsche Asset Management will from time to time introduce new funds into the Deutsche family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above.
As described above, the fund tier assignments are reviewed periodically and are subject to change. The prospect of receiving, or the receipt of, additional compensation by a Deutsche AM Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The Deutsche AM Compliance Department monitors Deutsche
AM Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed
0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of Deutsche Variable Series I, Deutsche Variable Series II and
Deutsche Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS (NOT APPLICABLE TO CLASS R6 SHARES). In
light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor

                                     II-27

or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the
Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the
Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of Deutsche fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of up to $120,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both Deutsche funds and non-Deutsche funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or to 403(b) plans that obtain record keeping services from
ExpertPlan, Inc., a subsidiary of Ascensus, Inc., on the Deutsche AM-branded retirement plan platform (the Platform). The level of revenue sharing payments is based upon sales of both the Deutsche funds and the non-Deutsche funds by the financial advisor on the Platform or current assets of both the Deutsche funds and the non-Deutsche funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the Deutsche funds or a particular Deutsche fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the Deutsche funds to their customers. However, the

                                     II-28

Advisor will not consider sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Deutsche funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Deutsche fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class R6 Shares. None of the above-described financial intermediary support payments are made with respect to Class R6 shares. To the extent a fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

DIVIDENDS (FOR ALL FUNDS EXCEPT DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND AND
MONEY MARKET FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income
(computed without regard to the dividends-paid deduction), which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses; (ii) net tax-exempt income, if any; and (iii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on
December 31) if necessary to avoid an excise tax imposed under the Code.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class C shares than for other share classes primarily as a result of the distribution services fee applicable to Class C shares.
Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, that they wish to receive them in cash or in shares of other Deutsche funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another Deutsche fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be

                                     II-29

informed about the amount and character of distributions from the relevant fund for federal income tax purposes.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.

DISTRIBUTIONS (DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND). The fund currently anticipates making distributions to its shareholders each fiscal quarter
(February, May, August, and November) of substantially all of the fund's distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the fund and other payments received on securities owned by the fund less accrued operating expenses of the fund and taxes on the fund's taxable income. The fund is not required to make such distributions and, consequently may not make a distribution or may make a distribution less than such amount for a given quarter. For more information regarding the fund's distributions, see the "Understanding Distributions and
Taxes" section in the fund's prospectus.

DIVIDENDS (MONEY MARKET FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund's prospectus.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Deutsche AM IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

For information regarding distribution and service agreements and plans for retail funds, see I. RETAIL FUNDS below.

For information regarding distribution and service agreements and plans for money market funds, see II. MONEY MARKET FUNDS below.

For information regarding distribution and service agreements and plans for variable insurance funds, see III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE
VARIABLE SERIES II; and IV. DEUTSCHE INVESTMENTS VIT FUNDS below.

I. RETAIL FUNDS

                                     II-30

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if
Class C shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class C shares were to decline (resulting in lower expenditures by DDI under the Rule 12b-1
Plan), fees payable could exceed expenditures. Similarly, fees paid to DDI could exceed DDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DDI that is not matched to the timing of revenues received. Under these or other circumstances where DDI's expenses are less than the Rule 12b-1 fees, DDI will retain its full fees and make a profit.

CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of
Class C shares. DDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP,
Inc. and DDI and its affiliates. For periods after the first year, DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund. Under the Distribution Agreement, DDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund.

CLASS A, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, C and R shares of a fund, as applicable.

With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund

                                     II-31

accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for
Class A shares) and immediately after investment (for Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the
OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.

Firms to which administrative service fees may be paid include affiliates of
DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all fund assets in the future.

INVESTMENT CLASS (DEUTSCHE LIMITED MATURITY QUALITY INCOME FUND AND DEUTSCHE
ULTRA-SHORT INVESTMENT GRADE FUND ONLY)

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DDI receives an administrative service fee from a fund at an annual rate of up to 0.25% of the average daily net assets of Investment Class shares of a fund.
With respect to Investment Class shares of a fund, DDI pays each financial services firm an administrative service fee at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to
Investment Class of a fund immediately after investment. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan.

The administrative service fee is accrued daily as an expense of Investment
Class shares of a fund. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The service fee is not payable for advertising, promotion or other distribution services.

Firms to which service fees may be paid include affiliates of DDI. In addition
DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.

II. MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND
DEUTSCHE CASH INVESTMENT TRUST CLASS C SHARES, WHICH ARE ADDRESSED UNDER RETAIL
FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DDI pursuant to the Services Agreement or by financial services firms

                                     II-32

under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DDI, as an expense of the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25%
of average daily net assets of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the
Government Cash Managed Shares class authorizes the payment of up to 0.15% of average daily net assets of the class. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.

Cash Reserve Government Shares - Cash Reserve Fund, Inc. The Distribution
Agreement authorizes the fund to pay DDI, as an expense of the Cash Reserve
Government Shares class of the Deutsche Government Series of Cash

                                     II-33

Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Government Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve
Government Shares held in accounts that they maintain and service. The
Distribution Agreement also authorizes the fund to pay DDI, as an expense of the Cash Reserve Government Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash
Reserve Government Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Government
Shares held in accounts that they maintain and service.

SERVICES AGREEMENT FOR TREASURY PORTFOLIO - INSTITUTIONAL SHARES AND DEUTSCHE
VARIABLE NAV MONEY FUND - INSTITUTIONAL SHARES, EACH A SERIES OF INVESTORS CASH
TRUST, AND DAILY ASSETS FUND - INSTITUTIONAL SHARES, A SERIES OF DEUTSCHE MONEY
MARKET TRUST. The Services Agreement authorizes each fund to pay DDI an administrative services fee, payable monthly, at an annual rate of 0.05% of the average daily net assets of the class specified for each fund (Class). The administrative services fee for Treasury Portfolio - Institutional Shares may
be increased to 0.10% at the discretion of the Board. DDI normally pays firms an administrative services fee, payable monthly, at a maximum annual rate up to
0.05% of the average daily net assets of the Class held in accounts that they maintain and service. This administrative services fee is not paid pursuant to a Rule 12b-1 Plan.

The administrative services fee is accrued daily as an expense of the Class.
DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The administrative service fee is not payable for advertising, promotion or other distribution services.

Firms to which administrative services fees may be paid include affiliates of
DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.

SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND -
INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL -
INSTITUTIONAL CLASS, EACH A SERIES AND CLASS OF DEUTSCHE MONEY MARKET TRUST.
Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of

                                     II-34

service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DEUTSCHE VARIABLE SERIES I AND DEUTSCHE VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of Deutsche Variable Series I and Deutsche Variable
Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of
0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to
0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DEUTSCHE INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. Deutsche Equity 500 Index VIP and Deutsche Small Cap Index VIP
of Deutsche Investments VIT Funds have each adopted a distribution plan under
Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the Deutsche Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The
Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may

                                     II-35

engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND/OR TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN (ALSO SEE PART I: INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS) AND
IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. As described in the Management of the Funds section above, the Advisor may delegate trade execution, trade matching and settlement services to Deutsche
Asset Management's branch offices or affiliates located in the US or outside the US. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The
Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and

                                     II-36

brokerage services in selecting the broker-dealer to execute the trade.
Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the
Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor may make allocations among accounts based upon a number of factors that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of

                                     II-37

interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor may provide model portfolio recommendations for a variety of investment styles. Model portfolios may relate to the same investment strategies that are also offered or utilized through the Advisor's discretionary accounts, including the Deutsche funds. The Advisor typically provides model portfolio recommendations to model portfolio programs on a non-discretionary basis; i.e., the Advisor provides its model portfolio recommendations to third party model portfolio program sponsors (Sponsors) who then execute securities transactions on behalf of their program clients. Model portfolio related trading activity by Sponsors on behalf of their clients could potentially result in the Advisor's discretionary clients, including the
Deutsche funds, receiving prices that are less favorable than prices that might otherwise have been obtained absent the Sponsors' trading activity, particularly for orders that are large in relation to a security's average daily trading volume. The Advisor intends to take reasonable steps to minimize the market impact on discretionary client accounts of orders associated with model portfolio recommendations provided to Sponsors.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates).
Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the
Deutsche funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates, subadvisors, if any, administrators, sub-administrators, fund accountants, custodians, sub-custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, and, on an ad hoc basis, transition managers, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to Deutsche funds of funds
(Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a

                                     II-38

duty to keep the information confidential and to not trade based on the information received while the information remains non-public and that the disclosure would be in compliance with all applicable laws and Deutsche AM's and a subadvisor's fiduciary duties to a fund. No compensation is received by a fund or Deutsche Asset Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of Deutsche
Asset Management or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings)
about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by Deutsche Asset
Management may be subject to different portfolio holdings disclosure policies, and neither Deutsche Asset Management nor the Board exercise control over such policies. In addition, separate account clients of Deutsche Asset Management have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by Deutsche Asset Management and some of the separate accounts managed by Deutsche Asset Management may substantially overlap with the portfolio holdings of a fund.

Deutsche Asset Management also manages certain unregistered commingled trusts, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. These trusts are not subject to a fund's portfolio holdings disclosure policy. To the extent that investors in these commingled trusts may receive portfolio holdings information of their trust on a different basis from that on which fund portfolio holdings information is made public, Deutsche
Asset Management has implemented procedures reasonably designed to encourage such investors to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

In addition, Deutsche Asset Management may, from time to time, provide model portfolios to third party sponsors of model portfolio programs, which model portfolios may substantially overlap with the portfolio holdings of a fund.
These model portfolios are not subject to a fund's portfolio holdings disclosure policy. Deutsche Asset Management has adopted procedures that require such third party sponsors to agree in writing to keep the model portfolio information confidential and to limit their use of the information to implementing their respective model portfolio programs.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on
the preceding Friday or subsequent Monday when one of these holidays falls on a
Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one

                                     II-39

or more pricing agents as the "official close" or the "official closing price"
or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments, including instruments purchased with an original or remaining maturity of 60 days or less, shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of the Advisor's Pricing Committee
(or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by the Advisor's Pricing Committee.

THE FOLLOWING PARAGRAPH APPLIES TO FUNDS THAT INVEST IN UNDERLYING MUTUAL
FUNDS. The net asset value of each underlying Deutsche mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying Deutsche mutual fund. Shares of each underlying Deutsche mutual fund in which the fund may invest are valued at the net asset value per share of each underlying
Deutsche mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying Deutsche mutual funds will be calculated and reported to the fund by each underlying Deutsche mutual fund's accounting agent.

THE FOLLOWING ADDITIONAL PARAGRAPHS APPLY TO DEUTSCHE EQUITY 500 INDEX FUND AND
DEUTSCHE S&P 500 INDEX FUND (FEEDER FUNDS). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the Deutsche Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the

                                     II-40

shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

APPLICABLE TO MONEY MARKET FUNDS OTHER THAN DEUTSCHE GOVERNMENT MONEY MARKET
SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND, DEUTSCHE GOVERNMENT CASH
RESERVES FUND INSTITUTIONAL, DEUTSCHE GOVERNMENT SERIES AND DEUTSCHE VARIABLE
NAV MONEY FUND. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the
New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early
Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during

                                     II-41

which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

THE FOLLOWING PARAGRAPH APPLIES TO DEUTSCHE VARIABLE NAV MONEY FUND ONLY. The
net asset value of shares of the fund is generally calculated on each day the
New York Stock Exchange is open for trading, as described in the fund's prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the Advisor's Pricing Committee (or, in some cases, the
Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at cost on date of acquisition, and thereafter using information furnished by an independent pricing service.

APPLICABLE TO THE FOLLOWING MONEY MARKET FUNDS (EACH, A FUND): DEUTSCHE
GOVERNMENT MONEY MARKET SERIES, DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND,
DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL AND DEUTSCHE GOVERNMENT
SERIES. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Government Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the

                                     II-42

numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

PROXY VOTING POLICY AND GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policy and Guidelines (Policy) for this purpose. The Policy addresses, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policy is included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at deutschefunds.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectus(es) and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC's Public Reference Room in Washington, D.C.

                                     II-43

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM OBLIGATION RATINGS

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ("hyb") indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM OBLIGATION RATINGS

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND
OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the
MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated
SG.

                                     II-44

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.
The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents
Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade
(VMIG) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM ISSUE CREDIT RATINGS

INVESTMENT GRADE

AAA An obligation rated 'AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the

                                     II-45

obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The
'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard &
Poor's believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (STANDARD & POOR'S UNDERLYING RATING) A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

                                     II-46

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM NOTE RATINGS
DEFINITIONS

A Standard & Poor's US municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard &
Poor's analysis will review the following considerations:

o     Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o     Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DUAL RATINGS

Standard & Poor's may assign "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols.
The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example,
'SP-1+/A-1+').

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

Standard & Poor's has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company's earnings and dividends.

The Quality Rankings System attempts to capture the growth and stability of earnings and dividends record in a single symbol. In assessing Quality
Rankings, Standard & Poor's recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.

The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.

The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years - a period long enough to measure significant secular growth, capture indications of basic change in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.

The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.

A+   Highest           B+   Average           C     Lowest
A    High              B    Below Average     D     In Reorganization
A-   Above Average     B-   Lower             LIQ   Liquidation

The ranking system grants some exceptions to the pure quantitative ranking.
Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company

                                     II-47

omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model's rank is automatically changed to D.

FITCH RATINGS LONG-TERM RATING SCALES

INVESTMENT GRADE

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote expectations of low default risk.
The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. `BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

SPECULATIVE GRADE

BB: Speculative. `BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. `B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C'
category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of `RD' or `D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. `RD' ratings indicate an issuer that in Fitch Ratings'
opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. `D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

                                     II-48

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA'
Long-Term IDR category, or to Long-Term IDR categories below `B'.

FITCH RATINGS SHORT-TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

FITCH RATINGS MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

                                     II-49

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Kenneth C. Froewiss, Chairman,
Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

NAME, YEAR OF BIRTH,
POSITION                                                                      NUMBER OF
WITH THE TRUST/CORPORATION                                                    FUNDS IN DEUTSCHE
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                         FUND COMPLEX       OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS           OVERSEEN           HELD BY BOARD MEMBER

Kenneth C. Froewiss (1945)    Retired Clinical Professor of Finance, NYU             102         -
Chairperson since 2013, and   Stern School of Business (1997- 2014);
Board Member since 2001       Member, Finance Committee, Association
                              for Asian Studies (2002-present); Director,
                              Mitsui Sumitomo Insurance Group (US)
                              (2004-present); prior thereto, Managing
                              Director, J.P. Morgan (investment banking
                              firm) (until 1996)
William McClayton (1944)      Private equity investor (since October 2009);          102         -
Vice Chairperson since        previously: Managing Director, Diamond
2013, and Board Member        Management & Technology Consultants, Inc.
since 2004                    (global consulting firm) (2001-2009);
                              Directorship: Board of Managers, YMCA of
                              Metropolitan Chicago; formerly: Senior
                              Partner, Arthur Andersen LLP (accounting)
                              (1966-2001); Trustee, Ravinia Festival
John W. Ballantine (1946)     Retired; formerly: Executive Vice President            102         Portland General Electric/(2)/
Board Member since 1999       and Chief Risk Management Officer, First                           (utility company) (2003-
                              Chicago NBD Corporation/The First National                         present)
                              Bank of Chicago (1996-1998); Executive Vice
                              President and Head of International Banking
                              (1995-1996); former Directorships: Director
                              and Chairman of the Board, Healthways
                              Inc./(2)/ (population well-being and wellness
                              services) (2003-2014); Stockwell Capital
                              Investments PLC (private equity); First Oak
                              Brook Bancshares, Inc. and Oak Brook Bank;
                              Prisma Energy International

                                      II-50

NAME, YEAR OF BIRTH,
POSITION                                                                     NUMBER OF
WITH THE TRUST/CORPORATION                                                   FUNDS IN DEUTSCHE
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                        FUND COMPLEX       OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS          OVERSEEN           HELD BY BOARD MEMBER

Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH                 102
Board Member since 1990       Educational Foundation. Directorships: Public
                              Radio International; Public Radio Exchange
                              (PRX); former Directorships: Becton
                              Dickinson and Company/(2)/ (medical
                              technology company); Belo Corporation/(2)/
                              (media company); The PBS Foundation;
                              Association of Public Television Stations;
                              Boston Museum of Science; American
                              Public Television; Concord Academy; New
                              England Aquarium; Mass. Corporation for
                              Educational Telecommunications; Committee
                              for Economic Development; Public
                              Broadcasting Service; Connecticut College;
                              North Bennett Street School (Boston)
Dawn-Marie Driscoll (1946)    Emeritus Executive Fellow, Center for                 102         -
Board Member since 1987       Business Ethics, Bentley University;
                              formerly: President, Driscoll Associates
                              (consulting firm); Partner, Palmer & Dodge
                              (law firm) (1988-1990); Vice President of
                              Corporate Affairs and General Counsel,
                              Filene's (retail) (1978-1988); Directorships:
                              Advisory Board, Center for Business Ethics,
                              Bentley University; Trustee and former
                              Chairman of the Board, Southwest Florida
                              Community Foundation (charitable
                              organization); former Directorships: ICI
                              Mutual Insurance Company (2007-2015);
                              Sun Capital Advisers Trust (mutual funds)
                              (2007-2012); Investment Company Institute
                              (audit, executive, nominating committees)
                              and Independent Directors Council
                              (governance, executive committees)
Keith R. Fox, CFA (1954)      Managing General Partner, Exeter Capital              102         -
Board Member since 1996       Partners (a series of private investment
                              funds) (since 1986); Directorships:
                              Progressive International Corporation
                              (kitchen goods importer and distributor); The
                              Kennel Shop (retailer); former Chairman,
                              National Association of Small Business
                              Investment Companies; former
                              Directorships: BoxTop Media Inc.
                              (advertising); Sun Capital Advisers Trust
                              (mutual funds) (2011-2012)
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American                 102         -
Board Member since 1993       Development Bank; Chair, Independent
                              Directors Council; Investment Company
                              Institute (executive and nominating
                              committees); formerly: Chairman of
                              Education Committee of Independent
                              Directors Council; Project Leader,
                              International Institute for Applied Systems
                              Analysis (1998-2001); Chief Executive
                              Officer, The Eric Group, Inc. (environmental
                              insurance) (1986-1998); Directorships:
                              Denver Zoo Foundation (December 2012-
                              present); former Directorships: Prisma
                              Energy International

                                      II-51

NAME, YEAR OF BIRTH,
POSITION                                                                        NUMBER OF
WITH THE TRUST/CORPORATION                                                      FUNDS IN DEUTSCHE
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND                         FUND COMPLEX       OTHER DIRECTORSHIPS
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS           OVERSEEN           HELD BY BOARD MEMBER

Richard J. Herring (1946)       Jacob Safra Professor of International          102                Director, Aberdeen Singapore
Board Member since 1990         Banking and Professor, Finance Department,                         and Japan Funds (since
                                The Wharton School, University of                                  2007), Independent Director
                                Pennsylvania (since July 1972); Co-Director,                       of Barclays Bank Delaware
                                Wharton Financial Institutions Center;                             (since September 2010)
                                formerly: Vice Dean and Director, Wharton
                                Undergraduate Division (July 1995-June
                                2000); Director, Lauder Institute of
                                International Management Studies (July
                                2000-June 2006)
Rebecca W. Rimel (1951)         President, Chief Executive Officer and          102                Director, Becton Dickinson
Board Member since 1995         Director, The Pew Charitable Trusts                                and Company/(2)/ (medical
                                (charitable organization) (1994 to present);                       technology company) (2012-
                                formerly: Executive Vice President, The                            present); Director,
                                Glenmede Trust Company (investment trust                           BioTelemetry Inc./(2)/
                                and wealth management) (1983-2004);                                (healthcare) (2009-present)
                                Board Member, Investor Education
                                (charitable organization) (2004-2005); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001-2007); Director, Viasys
                                Health Care/(2)/ (January 2007-June 2007);
                                Trustee, Thomas Jefferson Foundation
                                (charitable organization) (1994 to 2012)
William N. Searcy, Jr. (1946)   Private investor since October 2003;            102                -
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003); Trustee,
                                Sun Capital Advisers Trust (mutual funds)
                                (1998-2012)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);      102                -
(1943)                          Director, Financial Markets US Government
Board Member since 1997         Accountability Office (1996-1997); Partner,
                                Norton Rose Fulbright, L.L.P. (law firm)
                                (1978-1996); former Directorships: The
                                William and Flora Hewlett Foundation
                                (charitable organization) (2000-2015); Service
                                Source, Inc. (nonprofit), Mutual Fund
                                Directors Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                1996)

OFFICERS/(4)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Brian E. Binder/(8)/ (1972)        Managing Director/(3)/ and Head of US Product and Fund Administration, Deutsche
President and Chief Executive      Asset Management (2013-present); Director and President, Deutsche AM Service
Officer, 2013-present              Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc.
                                   (since 2016); Director and President, DB Investment Managers, Inc. (since 2016);
                                   formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)
John Millette/(7)/ (1962)          Director/(3)/, Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche
Vice President and Secretary,      Investment Management Americas Inc. ( 2015-present); and Director and Vice
1999-present                       President, Deutsche AM Trust Company (since 2016)

                                      II-52

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Hepsen Uzcan/(6)/ (1974)           Director/(3)/, Deutsche Asset Management
Vice President, since 2016/(9)/
Assistant Secretary, 2013-
present
Paul H. Schubert/(6)/ (1963)       Managing Director/(3)/, Deutsche Asset Management, and Chairman, Director and
Chief Financial Officer, 2004-     President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM
present                            Trust Company (2004 - 2013)
Treasurer, 2005-present
Caroline Pearson/(7)/ (1962)       Managing Director/(3)/, Deutsche Asset Management; Secretary, Deutsche AM
Chief Legal Officer, 2010-         Distributors, Inc; and Secretary, Deutsche AM Service Company
present
Scott D. Hogan/(7)/ (1970)         Director/(3)/, Deutsche Asset Management
Chief Compliance Officer, since
2016/(10)/
Wayne Salit/(6)/ (1967)            Director/(3)/, Deutsche Asset Management; formerly: Managing Director, AML
Anti-Money Laundering              Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer
Compliance Officer, 2014-          at Deutsche Bank (2004-2011)
present
Paul Antosca/(7)/(1957)            Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
Jack Clark /(7)/ (1967)            Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present

/(1)/ The  length  of  time served represents the year in which the Board Member joined  the  board of one or more Deutsche funds currently overseen by the
      Board.
/(2)/ A  publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/(3)/ Executive title, not a board directorship.
/(4)/ As  a  result  of  their respective positions held with the Advisor, these individuals  are considered "interested persons" of the Advisor within the meaning  of  the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The  length  of  time  served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.
/(6)/ Address: 60 Wall Street, New York, New York 10005.
/(7)/ Address: One Beacon Street, Boston, Massachusetts 02108.
/(8)/ Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

/(9)/ Effective as of May 11, 2016.
/(10)/ Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DEUTSCHE AM DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
Wayne Salit:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her

                                     II-53

qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual
Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the US Government
Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

                                     II-54

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison; and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and
Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long-term variable compensation that portfolio managers receive will be designated for investment in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to the appropriate
Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche
   Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-55

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-56

FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)

COMPENSATION

Compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition,
NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

                                     II-57

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:

FUND NAME                                            MANAGEMENT FEE RATE

Tax-Free Income Funds
Deutsche California Tax-Free Income Fund        First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Intermediate Tax/AMT Free Fund         0.315%
Deutsche Managed Municipal Bond Fund            First $250 million 0.365%
                                                Next $750 million 0.345%
                                                Next $1.5 billion 0.325%
                                                Next $2.5 billion 0.315%
                                                Next $2.5 billion 0.295%
                                                Next $2.5 billion 0.275%
                                                Next $2.5 billion 0.255%
                                                Thereafter 0.235%
Deutsche Massachusetts Tax-Free Fund            First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche New York Tax-Free Income Fund          First $250 million 0.450%
                                                Next $750 million 0.420%
                                                Next $1.5 billion 0.400%
                                                Next $2.5 billion 0.380%
                                                Next $2.5 billion 0.350%
                                                Next $2.5 billion 0.330%
                                                Next $2.5 billion 0.310%
                                                Thereafter 0.300%
Deutsche Short-Term Municipal Bond Fund         First $500 million 0.400%
                                                Next $500 million 0.385%
                                                Next $1.0 billion 0.370%
                                                Thereafter 0.355%
Deutsche Strategic High Yield Tax-Free Fund     First $300 million 0.515%
                                                Next $200 million 0.465%
                                                Next $500 million 0.440%
                                                Next $500 million 0.420%
                                                Next $500 million 0.410%
                                                Thereafter 0.400%

                                      II-58

FUND NAME                                         MANAGEMENT FEE RATE

Taxable Fixed-Income Funds
Deutsche Core Fixed Income Fund              First $1.5 billion 0.400%
                                             Next $1.75 billion 0.385%
                                             Next $1.75 billion 0.370%
                                             Thereafter 0.355%
Deutsche Core Plus Income Fund               First $250 million 0.465%
                                             Next $750 million 0.435%
                                             Next $1.5 billion 0.415%
                                             Next $2.5 billion 0.395%
                                             Next $2.5 billion 0.365%
                                             Next $2.5 billion 0.345%
                                             Next $2.5 billion 0.325%
                                             Thereafter 0.315%
Deutsche Enhanced Emerging Markets           0.590%
Fixed Income Fund
Deutsche Enhanced Global Bond Fund           0.410%
Deutsche Fixed Income Opportunities Fund     First $500 million 0.400%
                                             Next $500 million 0.385%
                                             Next $1.0 billion 0.370%
                                             Thereafter 0.355%
Deutsche Floating Rate Fund                  First $1.0 billion 0.650%
                                             Next $1.5 billion 0.635%
                                             Next $2.5 billion 0.610%
                                             Next $2.5 billion 0.585%
                                             Next $2.5 billion 0.560%
                                             Thereafter 0.550%
Deutsche Global High Income Fund             First $1.0 billion 0.500%
                                             Next $1.5 billion 0.490%
                                             Next $2.5 billion 0.480%
                                             Next $5.0 billion 0.470%
                                             Thereafter 0.460%
Deutsche Global Inflation Fund               First $1.5 billion 0.400%
                                             Next $500 million 0.375%
                                             Next $1.0 billion 0.360%
                                             Next $1.0 billion 0.345%
                                             Next $1.0 billion 0.330%
                                             Next $1.0 billion 0.315%
                                             Thereafter 0.300%
Deutsche GNMA Fund                           First $5.0 billion 0.315%
                                             Next $1.0 billion 0.300%
                                             Thereafter 0.285%

                                      II-59

FUND NAME                                         MANAGEMENT FEE RATE

Deutsche High Income Fund                    First $250 million 0.480%
                                             Next $750 million 0.450%
                                             Next $1.5 billion 0.430%
                                             Next $2.5 billion 0.410%
                                             Next $2.5 billion 0.380%
                                             Next $2.5 billion 0.360%
                                             Next $2.5 billion 0.340%
                                             Thereafter 0.320%
Deutsche Limited Maturity Quality Income     0.15%
Fund
Deutsche Short Duration Fund                 First $1.5 billion 0.365%
                                             Next $500 million 0.340%
                                             Next $1.0 billion 0.315%
                                             Next $1.0 billion 0.300%
                                             Next $1.0 billion 0.285%
                                             Next $1.0 billion 0.270%
                                             Thereafter 0.255%
Deutsche Strategic Government Securities     First $250 million 0.350%
Fund                                         Next $750 million 0.330%
                                             Next $1.5 billion 0.310%
                                             Next $2.5 billion 0.300%
                                             Next $2.5 billion 0.280%
                                             Next $2.5 billion 0.260%
                                             Next $2.5 billion 0.240%
                                             Thereafter 0.220%
Deutsche Unconstrained Income Fund           First $250 million 0.480%
                                             Next $750 million 0.450%
                                             Next $1.5 billion 0.430%
                                             Next $2.5 billion 0.410%
                                             Next $2.5 billion 0.380%
                                             Next $2.5 billion 0.360%
                                             Next $2.5 billion 0.340%
                                             Thereafter 0.320%
Deutsche Ultra-Short Investment Grade        0.20%
Fund
Asset Allocation Funds
Deutsche Global Income Builder Fund          First $1.5 billion 0.370%
                                             Next $500 million 0.345%
                                             Next $1.5 billion 0.310%
                                             Next $2.0 billion 0.300%
                                             Next $2.0 billion 0.290%
                                             Next $2.5 billion 0.280%
                                             Next $2.5 billion 0.270%
                                             Thereafter 0.260%

                                      II-60

FUND NAME                                            MANAGEMENT FEE RATE

Deutsche Multi-Asset Conservative            (a) 0.100% of the Fund's
Allocation Fund                              average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.550% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/
Deutsche Multi-Asset Global Allocation       (a) 0.100% of the Fund's
Fund                                         average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.650% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/
Deutsche Multi-Asset Moderate Allocation     (a) 0.100% of the Fund's
Fund                                         average daily net assets
                                             invested in affiliated
                                             exchange traded funds
                                             and affiliated and
                                             unaffiliated mutual funds;
                                             and (b) 0.550% of the
                                             Fund's average daily net
                                             assets not covered in (a)
                                             above/(1)/
Alternative Funds
Deutsche Select Alternative Asset            0.000%/(1)/
Allocation Fund
Real Assets Funds
Deutsche Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                         Next $500 million 0.900%
                                             Next $500 million 0.850%
                                             Next $1 billion 0.825%
                                             Thereafter 0.800%
Deutsche Global Infrastructure Fund          First $2.0 billion 0.900%
                                             Next $2.0 billion 0.875%
                                             Next $2.0 billion 0.825%
                                             Next $2.0 billion 0.775%
                                             Thereafter 0.750%
Deutsche Global Real Estate Securities       First $500 million 1.000%
Fund                                         Next $500 million 0.985%
                                             Next $1.0 billion 0.960%
                                             Thereafter 0.945%

                                      II-61

FUND NAME                                       MANAGEMENT FEE RATE

Deutsche Gold & Precious Metals Fund       First $500 million 0.835%
                                           Thereafter 0.785%
Deutsche MLP & Energy Infrastructure        1.10%
Fund
Deutsche Real Assets Fund                  First $2.0 billion 0.800%
                                           Thereafter 0.775%
Deutsche Real Estate Securities Fund       First $100 million 0.565%
                                           Next $100 million 0.465%
                                           Next $100 million 0.415%
                                           Thereafter 0.365%
Deutsche Real Estate Securities Income     0.650%
Fund
U.S. Equity Funds
Deutsche Capital Growth Fund               First $250 million 0.495%
                                           Next $750 million 0.465%
                                           Next $1.5 billion 0.445%
                                           Next $2.5 billion 0.425%
                                           Next $2.5 billion 0.395%
                                           Next $2.5 billion 0.375%
                                           Next $2.5 billion 0.355%
                                           Thereafter 0.335%
Deutsche Communications Fund               First $100 million 1.000%
                                           Next $100 million 0.900%
                                           Next $100 million 0.850%
                                           Next $200 million 0.800%
                                           Next $500 million 0.730%
                                           Next $500 million 0.680%
                                           Thereafter 0.650%
Deutsche Core Equity Fund                  First $250 million 0.365%
                                           Next $750 million 0.360%
                                           Next $1.5 billion 0.355%
                                           Next $5.0 billion 0.345%
                                           Next $5.0 billion 0.335%
                                           Next $5.0 billion 0.325%
                                           Thereafter 0.300%
Deutsche CROCI (Reg. TM) U.S. Fund         First $1.5 billion 0.425%
                                           Next $500 million 0.400%
                                           Next $1.0 billion 0.375%
                                           Next $1.0 billion 0.350%
                                           Next $1.0 billion 0.325%
                                           Thereafter 0.300%

                                      II-62

FUND NAME                                              MANAGEMENT FEE RATE

Deutsche CROCI (Reg. TM) Equity Dividend Fund     First $250 million 0.750%
                                                  Next $750 million 0.720%
                                                  Next $1.5 billion 0.700%
                                                  Next $2.5 billion 0.680%
                                                  Next $2.5 billion 0.650%
                                                  Next $2.5 billion 0.640%
                                                  Next $2.5 billion 0.630%
                                                  Thereafter 0.620%/(2)/
Deutsche Health and Wellness Fund                 First $500 million 0.765%
                                                  Thereafter 0.715%
Deutsche Large Cap Focus Growth Fund              First $1.5 billion 0.615%
                                                  Next $500 million 0.565%
                                                  Thereafter 0.515%
Deutsche Large Cap Value Fund                     First $1.5 billion 0.425%
                                                  Next $500 million 0.400%
                                                  Next $1.0 billion 0.375%
                                                  Next $1.0 billion 0.350%
                                                  Next $1.0 billion 0.325%
                                                  Thereafter 0.300%
Deutsche Mid Cap Growth Fund                      First $500 million 0.650%
                                                  Next $1 billion 0.600%
                                                  Next $2.5 billion 0.550%
                                                  Next $2.5 billion 0.540%
                                                  Next $2.5 billion 0.530%
                                                  Next $2.5 billion 0.520%
                                                  Thereafter 0.510%
Deutsche Mid Cap Value Fund                       First $250 million 0.750%
                                                  Next $250 million 0.720%
                                                  Next $2.0 billion 0.700%
                                                  Next $1.5 billion 0.680%
                                                  Thereafter 0.660%/(2)/
Deutsche Small Cap Core Fund                      First $500 million 0.665%
                                                  Next $500 million 0.615%
                                                  Thereafter 0.565%
Deutsche Small Cap Growth Fund                    0.650%
Deutsche Small Cap Value Fund                     First $250 million 0.750%
                                                  Next $750 million 0.720%
                                                  Next $1.5 billion 0.700%
                                                  Next $2.5 billion 0.680%
                                                  Next $2.5 billion 0.650%
                                                  Next $2.5 billion 0.640%
                                                  Next $2.5 billion 0.630%
                                                  Thereafter 0.620%/(2)/

                                      II-63

FUND NAME                                                  MANAGEMENT FEE RATE

Deutsche Science and Technology Fund               First $250 million 0.480%
                                                   Next $750 million 0.450%
                                                   Next $1.5 billion 0.430%
                                                   Next $2.5 billion 0.410%
                                                   Next $2.5 billion 0.380%
                                                   Next $2.5 billion 0.360%
                                                   Next $2.5 billion 0.340%
                                                   Thereafter 0.320%
Index-Related Funds
Deutsche EAFE/ (Reg. TM)/ Equity Index Fund        0.250%
Deutsche Equity 500 Index Fund                        0.000%/(3)/
Deutsche Equity 500 Index Portfolio                0.050%
Deutsche S&P 500 Index Fund                           0.000%/(3)/
Deutsche U.S. Bond Index Fund                      0.150%
International/Global Equity Funds
Deutsche CROCI/ (Reg. TM)/ International Fund      First $2.5 billion 0.565%
                                                   Next $2.5 billion 0.545%
                                                   Next $5.0 billion 0.525%
                                                   Next $5.0 billion 0.515%
                                                   Thereafter 0.465%
Deutsche CROCI/ (Reg. TM)/Sector Opportunities     0.900%
Fund
Deutsche Emerging Markets Equity Fund              First $250 million 1.015%
                                                   Next $500 million 0.990%
                                                   Thereafter 0.965%
Deutsche Emerging Markets Frontier Fund            1.400%
Deutsche European Equity Fund                      0.80%
Deutsche Global Equity Fund                        First $1.5 billion 0.700%
                                                   Next $1.75 billion 0.685%
                                                   Next $1.75 billion 0.670%
                                                   Thereafter 0.655%
Deutsche Global Growth Fund                        First $500 million 0.915%
                                                   Next $500 million 0.865%
                                                   Next $500 million 0.815%
                                                   Next $500 million 0.765%
                                                   Thereafter 0.715%
Deutsche Global Small Cap Fund                     First $500 million 0.915%
                                                   Next $500 million 0.865%
                                                   Thereafter 0.815%
Deutsche Latin America Equity Fund                 First $400 million 1.165%
                                                   Next $400 million 1.065%
                                                   Thereafter 0.965%

                                      II-64

FUND NAME                                             MANAGEMENT FEE RATE

Deutsche World Dividend Fund                  First $250 million 0.665%
                                              Next $750 million 0.635%
                                              Next $1.5 billion 0.615%
                                              Next $2.5 billion 0.595%
                                              Next $2.5 billion 0.565%
                                              Next $2.5 billion 0.555%
                                              Next $2.5 billion 0.545%
                                              Thereafter 0.535%
Insurance/Annuity Funds
Deutsche Alternative Asset Allocation VIP     0.200%/(4)/
Deutsche Bond VIP                             First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Capital Growth VIP                   First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Core Equity VIP                      First $250 million 0.390%
                                              Next $750 million 0.365%
                                              Thereafter 0.340%
Deutsche Equity 500 Index VIP                 First $1 billion 0.200%
                                              Next $1 billion 0.175%
                                              Thereafter 0.150%
Deutsche Global Equity VIP                    First $1.5 billion 0.650%
                                              Next $1.75 billion 0.635%
                                              Next $1.75 billion 0.620%
                                              Thereafter 0.605%
Deutsche Global Growth VIP                    First $250 million 0.915%
                                              Next $500 million 0.865%
                                              Next $750 million 0.815%
                                              Next $1.5 billion 0.765%
                                              Thereafter 0.715%
Deutsche Global Income Builder VIP            First $250 million 0.370%
                                              Next $750 million 0.345%
                                              Thereafter 0.310%
Deutsche Global Small Cap VIP                 First $500 million 0.890%
                                              Next $500 million 0.875%
                                              Next $1.0 billion 0.860%
                                              0.845% thereafter
Deutsche Government & Agency Securities       First $250 million 0.450%
VIP                                           Next $750 million 0.430%
                                              Next $1.5 billion 0.410%
                                              Next $2.5 billion 0.400%
                                              Next $2.5 billion 0.380%
                                              Next $2.5 billion 0.360%
                                              Next $2.5 billion 0.340%
                                              Thereafter 0.320%

                                      II-65

FUND NAME                                           MANAGEMENT FEE RATE

Deutsche High Income VIP                       First $250 million 0.500%
                                               Next $750 million 0.470%
                                               Next $1.5 billion 0.450%
                                               Next $2.5 billion 0.430%
                                               Next $2.5 billion 0.400%
                                               Next $2.5 billion 0.380%
                                               Next $2.5 billion 0.360%
                                               Thereafter 0.340%
Deutsche CROCI (Reg. TM) International VIP     First $500 million 0.790%
                                               Thereafter 0.640%
Deutsche Large Cap Value VIP                   First $250 million 0.650%
                                               Next $750 million 0.625%
                                               Next $1.5 billion 0.600%
                                               Next $2.5 billion 0.575%
                                               Next $2.5 billion 0.550%
                                               Next $2.5 billion 0.525%
                                               Next $2.5 billion 0.500%
                                               Thereafter 0.475%
Deutsche Government Money Market VIP           First $500 million 0.235%
                                               Next $500 million 0.220%
                                               Next $1.0 billion 0.205%
                                               Thereafter 0.190%
Deutsche Small Cap Index VIP                   0.350%
Deutsche Small Mid Cap Growth VIP              First $250 million 0.550%
                                               Next $750 million 0.525%
                                               Thereafter 0.500%
Deutsche Small Mid Cap Value VIP               First $250 million 0.650%
                                               Next $750 million 0.620%
                                               Next $1.5 billion 0.600%
                                               Next $2.5 billion 0.580%
                                               Next $2.5 billion 0.550%
                                               Next $2.5 billion 0.540%
                                               Next $2.5 billion 0.530%
                                               Thereafter 0.520%
Deutsche Unconstrained Income VIP              First $250 million 0.550%
                                               Next $750 million 0.520%
                                               Next $1.5 billion 0.500%
                                               Next $2.5 billion 0.480%
                                               Next $2.5 billion 0.450%
                                               Next $2.5 billion 0.430%
                                               Next $2.5 billion 0.410%
                                               Thereafter 0.390%
Money Market Funds
Cash Account Trust - Government &              First $500 million 0.120%
Agency Securities Portfolio                    Next $500 million 0.100%
                                               Next $1.0 billion 0.075%
                                               Next $1.0 billion 0.060%
                                               Thereafter 0.050%/(5)/

                                      II-66

FUND NAME                                              MANAGEMENT FEE RATE

Cash Account Trust - Tax- Exempt Portfolio     First $500 million 0.120%
                                               Next $500 million 0.100%
                                               Next $1.0 billion 0.075%
                                               Next $1.0 billion 0.060%
                                               Thereafter 0.050%/(5)/
Deutsche Government Cash Management                0.00%/(6)/
Fund
Government Cash Management Portfolio           First $3 billion 0.1200%
                                               Next $4.5 billion 0.1025%
                                               Thereafter 0.0900%
Cash Reserve Fund, Inc. - Deutsche                 0.00%/(6)/
Government Series
Deutsche Government Cash Reserves                  0.00%/(6)/
Fund Institutional
Deutsche Government Money Market                  0.000%/(6)/
Series
Deutsche Money Market Prime Series             First $215 million 0.400%
                                               Next $335 million 0.275%
                                               Next $250 million 0.200%
                                               Next $800 million 0.150%
                                               Next $800 million 0.140%
                                               Next $800 million 0.130%
                                               Thereafter 0.120%
Deutsche Variable NAV Money Fund               First $1.0 billion 0.1500%
                                               Next $3.0 billion 0.1325%
                                               Thereafter 0.1200%
Investors Cash Trust - Treasury Portfolio      0.050%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in Deutsche Equity 500
      Index Portfolio (Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of
      Deutsche Equity 500 Index Fund or Deutsche S&P 500 Index Fund,
      respectively.

(4)   The management fee paid to DIMA equals the sum of (a) 0.200% of the daily assets invested in Deutsche funds and (b) 1.200% of the daily assets invested in Other Assets. Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which the fund invests.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio and Tax-Exempt
      Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account
      Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

                                     II-67

(6)   The fund invests substantially all its assets in Government Cash
      Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for Deutsche Government Money Market Series the management fee rate would be as follows: (a) first $3 billion
      0.1200%; (b) next $4.5 billion 0.1025%; and (c) thereafter 0.0900%.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Deutsche Mid Cap Value Fund,
Deutsche Small Cap Value Fund and Deutsche CROCI (Reg. TM) Equity Dividend
Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. Deutsche Equity
500 Index Portfolio and Government Cash Management Portfolio each pay DIMA an administrative services fee, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Deutsche Small Cap Value Fund and Deutsche CROCI (Reg.
TM) Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.

DIMA receives an annual fee from Deutsche Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DSC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DSC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the Deutsche money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds' total assets, but the percentage will fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by DSC, including expenses of printing and mailing routine fund documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund.
Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

FEES PAYABLE TO SUBADVISORS BY DIMA FOR SUBADVISORY SERVICES.

The following sets forth information relating to subadvisory fees paid by DIMA to each of the applicable funds' Subadvisors that are not affiliated with DIMA.
The subadvisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Subadvisor, unless otherwise noted. To the extent that more than one non-affiliated Subadvisor provides services to a fund, the fee rate below reflects the aggregate fees paid by DIMA to the fund's non-affiliated Subadvisors.

FUND NAME                                      SUBADVISOR     AGGREGATE SUBADVISOR FEE RATE

Index-Related Funds
Deutsche EAFE (Reg. TM) Equity Index Fund     NTI            First $100 million 0.0900%
                                                             Next $400 million 0.0675%
                                                             Thereafter 0.0300%
Deutsche Equity 500 Index Portfolio           NTI            First $2.0 billion 0.015%
                                                             Next $2.0 billion 0.010%
                                                             Thereafter 0.005%

                                      II-68

FUND NAME                          SUBADVISOR     AGGREGATE SUBADVISOR FEE RATE

Deutsche U.S. Bond Index Fund     NTI            First $100 million 0.040%
                                                 Next $400 million 0.020%
                                                 Thereafter 0.010%
Insurance/Annuity Funds
Deutsche Equity 500 Index VIP     NTI            First $2.0 billion 0.015%
                                                 Next $2.0 billion 0.010%
                                                 Thereafter 0.005%
Deutsche Small Cap Index VIP      NTI            First $100 million 0.080%
                                                 Next $400 million 0.040%
                                                 Thereafter 0.020%

                                     II-69

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DDI (see "Financial Intermediary Support Payments" under "Part
II: Purchase and Redemption of Shares").

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, CLASS C AND CLASS R SHARES

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

               COMPENSATION SCHEDULE #1:                             COMPENSATION SCHEDULE #2:
RETAIL SALES AND DEUTSCHE AM/EXPERTPLAN 403(B) PLAN/(1)/         DEUTSCHE AM RETIREMENT PLAN/(2)/
                                   AS A PERCENTAGE OF                                 AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD               NET ASSET VALUE         AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999             0.75%/(3)/                        -                        -
$250,000 to $49,999,999            0.50%/(4)/                 Over $3 million         0.00%-0.50%
$250,000 to $4,999,999             1.00%/(5)/                        -                        -
$5,000,000 to $9,999,999           0.55%/(5)(8)/                     -                        -
$1 million to $2,999,999           0.85%/(6)/                        -                        -
                                   1.00%/(7)/
$1 million to $4,999,999           1.00%/(8)/                        -                        -
$3 million to $49,999,999          0.50%/(9)/                 Over $3 million         0.00%-0.50%
$10 million to $49,999,999         0.50%/(5)(8)/                     -                        -
$50 million and greater            0.25%/(10)/                       -                        -

/(1)/ For  purposes  of  determining the appropriate commission percentage to be applied  to  a  particular  sale  under  the  foregoing schedule, DDI will consider  the  cumulative  amount  invested by the purchaser in a fund and other  funds  including  purchases  pursuant  to the "Combined Purchases,"
      "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation  Schedule  #2  applies to employer sponsored employee benefit plans  using  the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates.

                                     II-70

/(3)/ Applicable  to  the following funds: Deutsche Global Growth Fund, Deutsche
      Large  Cap  Value  Fund,  Deutsche  Real  Assets  Fund and Deutsche Select
      Alternative Allocation Fund.

/(4)/ Applicable   to   the   following  funds:  Deutsche  GNMA  Fund,  Deutsche
      Intermediate  Tax/AMT  Free  Fund,  Deutsche Short Duration Fund, Deutsche
      Short-Term  Municipal  Bond Fund, Deutsche Strategic Government Securities
      Fund,  Deutsche  Strategic  High  Yield  Tax-Free  Fund and Deutsche Fixed
      Income Opportunities Fund.

/(5)/ Applicable  to  the  following  funds: Deutsche California Tax-Free Income
      Fund,   Deutsche  Managed  Municipal  Bond  Fund,  Deutsche  Massachusetts
      Tax-Free  Fund,  Deutsche  New  York  Tax-Free  Income  Fund  and Deutsche
      Unconstrained Income Fund.

/(6)/ Applicable  to  income  funds except those noted in footnotes (4), (5) and
      (8), and Deutsche U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to Deutsche Floating Rate Fund.

/(9)/ Applicable  to  all  income  and  equity  funds  except for those noted in footnotes (5) and (8) and Deutsche U.S. Bond Index Fund.

/(10)/ Applicable to all income and equity funds except Deutsche U.S. Bond
Index Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of Deutsche mutual funds pursuant to personal services contracts with DDI, for themselves or members of their families. DDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased. In addition, Class A shares of certain Deutsche mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DDI as further indicated under "Purchases" under
Part II "Purchase and Redemption of Shares." The Deutsche mutual funds may collectively pay a financial service firm a one-time set-up fee of up to
$25,000 to participate in such a no-load network, platform or self-directed brokerage account.

COMPENSATION FOR CLASS C SHARES. DDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm.
Except as provided below, for sales of Class C shares, DDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record-keeping system made available through ADP, Inc. under an alliance with
DDI and its affiliates, DDI does not advance the first year distribution fee and for periods after the date of sale, DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, CLASS C AND CLASS R SHARES: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, commencing the month after investment for Class A shares and commencing immediately for Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee

                                     II-71

at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see "Retail Funds: Class A, Class C and Class R shares" under "PART II:
DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS").

RETAIL FUNDS: INVESTMENT CLASS

ADMINISTRATIVE SERVICE FEE: For the Investment Class of Deutsche Limited
Maturity Quality Income Fund and Deutsche Ultra-Short Investment Grade Fund,
each a series of Deutsche Income Trust, DDI normally pays financial services firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Investment Class held in accounts that they maintain and service.

RETAIL FUNDS: INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL CLASS, CLASS R6 AND CLASS S SHARES. There are no
sales charges for Institutional, Class R6 and Class S shares of a fund.

MONEY MARKET FUNDS (EXCEPT DEUTSCHE CASH INVESTMENT TRUST CLASS A AND CLASS C
SHARES)

DEUTSCHE MONEY MARKET FUND: For Deutsche Money Market Fund shares, a series of
Deutsche Money Market Prime Series, DDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record-keeping system maintained by ADP, Inc. for
Deutsche AM Retirement Plans under an alliance with DDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the
Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash
Account Trust, DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST AND INSTITUTIONAL SHARES - DEUTSCHE
MONEY MARKET TRUST: For the Institutional Shares class of the Treasury
Portfolio and Deutsche Variable NAV Money Fund, each a series of Investors Cash
Trust. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS - INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE GOVERNMENT SHARES - DEUTSCHE GOVERNMENT SERIES: For the Cash
Reserve Government Shares class of the Deutsche Government Series of Cash
Reserve Fund, Inc., DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Government Shares held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Government Shares held in accounts that they maintain and service.

                                     II-72

SHAREHOLDER SERVICES PLAN FOR DEUTSCHE GOVERNMENT CASH MANAGEMENT FUND -
INSTITUTIONAL CLASS AND DEUTSCHE GOVERNMENT CASH RESERVES FUND INSTITUTIONAL -
INSTITUTIONAL CLASS: Deutsche Government Cash Management Fund - Institutional
Class and Deutsche Government Cash Reserves Fund Institutional - Institutional
Class, each a series and class of Deutsche Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DEUTSCHE VARIABLE SERIES I, DEUTSCHE VARIABLE SERIES II AND DEUTSCHE
INVESTMENTS VIT FUNDS: For each fund of Deutsche Variable Series I, Deutsche
Variable Series II and Deutsche Investments VIT Funds that has authorized the issuance of Class B shares (including Class B2 shares of Deutsche Equity 500
Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan)
that provides for fees for distribution and shareholder servicing activities payable through DDI to participating insurance companies as an expense of the
Class B shares or Class B2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B2 shares held by the insurance company.

                                     II-73

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS; RETIREMENT

AIG Advisor Group
Ameriprise
AXA Advisors

Cambridge Investment Research, Inc.
Cetera Financial Group
Citigroup Global Markets, Inc.
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group

Fidelity Brokerage Services LLC/National Financial Services LLC

Goldman Sachs
HD Vest Investment Securities, Inc.

Hooker & Holcombe Retirement Services, Inc.

Huntington Investment Company
John Hancock Distributors LLC
Ladenburg Thalmann Group (Securities America, Investacorp, Triad Advisors)
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Northwestern Mutual Investment Services
Oppenheimer & Co., Inc.

PlanMember Securities Corp.

PNC Investments LLC
Raymond James & Associates
Raymond James Financial Services

RBC Dain Rauscher, Inc.

Santander Securities LLC
UBS Financial Services

Voya Financial

Wells Fargo Advisors, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America/Merrill Lynch

Barclays Capital Inc.
BMO Capital Markets

BNY Mellon

Brown Brothers Harriman
Brown Investment Advisory & Trust Company

Cadaret Grant & Co. Inc.

Chicago Mercantile Exchange
Citibank Global Markets
COR Clearing LLC
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
Goldman Sachs & Co.
Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.

                                     II-74

J.P. Morgan Securities LLC
Lincoln Investment Planning

LPL Financial
My Treasury
Pershing Choice Platform

SAMCO Capital Markets
State Street Bank & Trust Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Brokerage LLC

Union Bank
US Bancorp

William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company

CM Life Insurance Company

Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company

ICMG Registered Variable Life

Integrity Life Insurance Company

John Hancock Life Insurance Co. - Manulife Insurance Co.

Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company

Lincoln Financial Distributors
Lincoln Financial Group
Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company

Nationwide Life Insurance Company & Its Affiliates

New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America

                                     II-75

RiverSource Life Insurance Company
Security Benefit Life Insurance Company

Sun Life Insurance Company

Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company
Zurich American Life Insurance Company of New York

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-76

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to Money
Market Funds and Variable Insurance Funds, which includes Deutsche Variable
Series I, Deutsche Variable Series II and Deutsche Investments VIT Funds.

INTERNATIONAL/GLOBAL EQUITY FUNDS: CROCI (Reg. TM) Sector Opportunities,
Emerging Markets Equity, Emerging Markets Frontier, European Equity, Global
Equity, Global Real Estate, Global Small Cap, CROCI (Reg. TM) International,
Latin America Equity and World Dividend; US EQUITY FUNDS: Capital Growth,
Communications, Core Equity, CROCI (Reg. TM) U.S. Fund, CROCI (Reg. TM) Equity
Dividend, Health and Wellness, Large Cap Focus Growth, Mid Cap Value, Mid Cap
Growth, Science and Technology, Small Cap Core, Small Cap Growth and Small Cap
Value; REAL ASSETS FUNDS: Enhanced Commodity Strategy, Global Infrastructure,
Global Real Estate, Gold & Precious Metals, Real Estate Securities, Real Estate
Securities Income and MLP & Energy Infrastructure; ASSET ALLOCATION FUNDS:
Global Income Builder, Multi-Asset Conservative Allocation, Multi-Asset Global
Allocation and Multi-Asset Moderate Allocation.

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL EQUITY FUND: Global Growth; U.S. EQUITY FUND: Large Cap
Value; REAL ASSETS FUND: Real Assets; ALTERNATIVE FUNDS: Select Alternative
Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

TAXABLE FIXED-INCOME FUNDS: Core Fixed Income, Core Plus Income, Enhanced
Emerging Markets Fixed Income, Enhanced Global Bond, Global High Income and
High Income; INDEX-RELATED FUND: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-77

TAXABLE FIXED-INCOME FUND: Global Inflation; INDEX-RELATED FUND: U.S. Bond
Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, Intermediate Tax/AMT Free,
Managed Municipal Bond, Massachusetts Tax-Free, New York Tax-Free Income, and
Strategic High Yield Tax-Free; TAXABLE FIXED-INCOME FUNDS: GNMA, Short
Duration, Strategic Government Securities, Fixed Income Opportunities and
Unconstrained Income:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00****

TAXABLE FIXED-INCOME FUNDS: Floating Rate.

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.25%                  2.30%                       1.75%
$250,000 but less than $500,000               1.25%                  1.27%                       1.00%
$500,000 but less than $1 million             1.00%                  1.01%                       1.00%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUND: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DDI.

                                     II-78

PART II: APPENDIX II-G - INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-79

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-80

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment.
If a fund segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or
"senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder and, to the extent deemed appropriate by a fund, interpretations and guidance provided by the SEC staff.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-81

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.
The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur.
Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the
Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and Standard & Poor's may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-82

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-83

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Senior loans may not be considered "securities," and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

                                     II-84

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such affiliated money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The affiliated money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such affiliated money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

                                     II-85

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMODITY POOL OPERATOR EXCLUSION. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a "commodity pool" under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes.
Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a "commodity pool operator" with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.

COMMODITY POOL OPERATOR REGULATION. Deutsche Enhanced Commodity Strategy Fund,
Deutsche Global Inflation Fund, Deutsche Gold & Precious Metals Fund and
Deutsche Real Assets Fund are unable to rely on the exclusion from CFTC Rule
4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National
Futures Association as a "commodity pool operator" and a "commodity trading advisor" and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to
"harmonize" CFTC regulations with overlapping SEC regulations. Pursuant to the
CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund's expenses, adversely affecting investment returns. Investors in a fund and their financial advisers should consider whether a fund's status as a "commodity pool" impacts their operations or status under the CEA in deciding whether to invest in a fund.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends,

                                     II-86

spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments

                                     II-87

on the underlying assets, are held in reserve against future losses) and
"over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle," that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued"
     currencies in the medium-term. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund.
     Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth
Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
TIGRs and CATS are interests in private proprietary accounts while TRs and
STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire
US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security

                                     II-88

and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and
TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market

                                     II-89

value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities,
(iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or
"writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is:
(i) equal to or less than the exercise price of the call written; or (ii)
greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options
Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

                                     II-90

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.

In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist,

                                     II-91

although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund's capital appreciation potential on the underlying security.

The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed

                                     II-92

out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin,"
which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to

                                     II-93

maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on a predetermined financial instrument or instruments,

                                     II-94

which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a
"notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An "index swap" is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will

                                     II-95

usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions
(i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act)
and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.

Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument's notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund's shares, may be reduced. CFDs are regulated as swaps by the CFTC.

                                     II-96

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund's ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.

Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.
Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.
Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

                                     II-97

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced Commodity Strategy Fund,
Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and
Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See "TAXES" in APPENDIX II-H of this SAI.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and

                                     II-98

pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls.
Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A
"covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

ENERGY INFRASTRUCTURE COMPANIES. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.

                                     II-99

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

                                     II-100

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries.
Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary
Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the
Euro would have significant negative effects on European financial markets.

In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government may, pursuant to the Treaty of Lisbon (the
Treaty), give notice of its withdrawal and enter into negotiations with the EU
Council to agree to terms for the United Kingdom's withdrawal from the EU. The
Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty

                                     II-101

as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The
City of London's economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading and international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece,
Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and
other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.

Emerging markets. In general, the Advisor considers "emerging markets" to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank),
the International Finance Corporation or the United Nations or its authorities.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

                                     II-102

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country's credit rating, and a decline in the value and liquidity of Russian securities.
Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities.
Retaliatory action by the Russian government could involve the seizure of US and/or European residents' assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia's economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund's shares to decline.

Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.

                                     II-103

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a fund invests may become subject to sanctions or embargoes imposed by the US government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund's returns.

Banks in frontier market countries used to hold a fund's securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets.
As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

GREENFIELD PROJECTS. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. A fund may invest in the equity of

                                     II-104

greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash.
This leverages the organizational and operating expertise of large, publicly traded companies and provides a fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies.
Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See "Ratings of
Investments" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

                                     II-105

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section
11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

                                     II-106

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INCOME TRUSTS. A fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unitholders.
The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly)
distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Each business represented is typically characterized by long-life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest-rate risks.

Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust's capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

                                     II-107

Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When a fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5%

                                     II-108

semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

                                     II-109

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTEREST RATE STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives
(contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts.
The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor's proprietary models. If the
Advisor's analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts.
The risk of loss is heightened during periods of rapid increases in interest rates.

INTERFUND BORROWING AND LENDING PROGRAM. The Deutsche funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares.

INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set

                                     II-110

forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.

Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying
Deutsche funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying Deutsche funds and in determining whether to invest in an unaffiliated fund from which they will not receive any fees.
However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund's investment objectives.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds.
ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the
1940 Act and shareholders of such commodity-related ETFs, including the investing Deutsche fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments.
Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund's ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, under recent amendments to rules of the Commodity Futures Trading
Commission (CFTC), a fund's investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund's use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.

To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended.
Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

                                     II-111

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by a fund at any time; and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the
Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

MASTER LIMITED PARTNERSHIPS (MLPS). Master Limited Partnerships, or MLPs, are
entities that receive partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

A fund may invest in upstream MLPs, downstream MLPs, midstream MLPs, coal MLPs, propane MLPs, or other MLPs with assets that are used in the energy infrastructure sector. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services.
Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas, and natural gas liquids. Downstream
MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades

                                     II-112

of coal. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. The MLPs in which a fund may invest might also own other assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or may provide energy-related services such as refining and distribution of specialty refined products. MLPs may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners
(or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units, and preferred units.

MLP common units are typically listed and traded on US securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (arrearage rights).
Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.
In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights.

MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member.
Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.
Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.
Convertible subordinated units do not trade on a national exchange or over-the-counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

                                     II-113

MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with
MLPs, affiliates of MLPs and institutional holders of such units. Holders of
MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights
(IDRs), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of
MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution.
The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Debt securities issued by MLPs may include those rated below investment grade.
Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unitholders, subordinated unitholders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units could potentially become subject to liability for all the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

MLP Limited Liability Company Common Units. Some energy infrastructure companies in which a fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. A fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC's success through distributions and/or capital appreciation. Similar to MLPs, MLP
LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle

                                     II-114

management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas
MLP common units have limited voting rights.

MLP Affiliates. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

MLP I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP.
Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional
I-Units in an amount equal to the cash distributions received by common unitholders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

Private Investment in Public Equities (PIPEs). A fund may elect to invest in
PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.
Most such private securities are expected to be liquid within six to nine months of funding, but may also have significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Below are some of the reasons MLPs choose to issue equity through private placements.

MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a
PIPE in conjunction with the acquisition eliminates this equity overhang.

Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed to be likely to remain an important funding component in the MLP sector.

Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

                                     II-115

Unlike public equity offerings, private placements are typically more time-efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital.
Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely

                                     II-116

payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance
Agency (FHFA), a newly created independent regulator created under the Federal
Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.
First, the US Treasury has entered into senior preferred stock purchase agreements ("SPSPAs") under which, if the FHFA determines that FNMA's or
FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.
The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the
US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US
Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US
Treasury would undertake similar initiatives in the future.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.

                                     II-117

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

                                     II-118

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

                                     II-119

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

                                     II-120

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

                                     II-121

sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds." Municipal notes and bonds have different maturities and a fund may acquire "notes" and "bonds" with maturities that meets its particular investment policies and restrictions set forth in its prospectus.

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

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Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.
Pending or future legislation, including legislation that would allow Puerto
Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a fund's investments in Puerto Rico municipal securities.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

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On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances,

                                     II-124

bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.

Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time.
Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund
administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation.
Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

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All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Rating Services (S&P)
and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

In summary, there are a number of special risks associated with investing in preferred stocks, including:

Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund's portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted
above, preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.

Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated
period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.

Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock.
Another risk associated with a declining interest rate environment is that the income from a fund's portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio's current earnings rate.

Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.

Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.

Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.

Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.

                                     II-126

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated

                                     II-127

with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

                                     II-128

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging

                                     II-129

of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-US) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

                                     II-130

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure.
Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating

                                     II-131

to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund's shareholders even if all the fund's shareholders did not vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STABLE NET ASSET VALUE (FOR ALL MONEY MARKET FUNDS EXCEPT DAILY ASSETS FUND AND
DEUTSCHE VARIABLE NAV MONEY FUND). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under
Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the
Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund's ability to maintain a stable $1.00 share price. There is no assurance that a fund's net asset value per share will be maintained at
$1.00.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

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It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of the Code and IRS rulings (see
"Taxes" in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements with respect to its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectus(es) and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.
Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its total assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25%
of the value of its total assets in a Subsidiary.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying

                                     II-133

income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including Deutsche Enhanced
Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund, Deutsche Global
Inflation Fund and Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TENDER OPTION BOND TRANSACTIONS. A fund may leverage its assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a "TOB Trust") that has been created for the purpose of repackaging such municipal bonds. The TOB Trust issues short-term floating rate notes and a residual interest security "(TOB Inverse Floater
Residual Interests"). The short term floating rate notes ("TOB Floaters") are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB Floaters are sold to third parties, typically money market funds, and the TOB Inverse Floater Residual Interests are held by the fund. The fund receives the proceeds from the sale of the TOB Floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB Floaters to make additional investments. The TOB Floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB Trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB Floaters or a draw down on a liquidity facility. A fund, as the holder of the TOB Inverse Floater
Residual Interests, has full exposure to any increase or decrease in the value of the underlying bonds. The holder of the TOB Inverse Floater Residual
Interests receives interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB Floaters (and less certain expenses associated with the TOB Trust such as trustee, administrative and liquidity fees). By holding the TOB Inverse Floater Residual Interests, a fund typically has the right to collapse the TOB Trust by causing the holders of the
TOB Floaters to tender their notes at par and have the TOB Trust administrator transfer the underlying bonds to the fund. In connection with these investments, a fund may enter into shortfall and forbearance agreements whereby the fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bonds held by the
TOB Trust and the liquidation value of the TOB Floaters plus any shortfalls in interest cash flows. This could potentially expose the fund to losses in excess of the value of the fund's investment in the TOB Inverse Floater Residual
Interests.

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The value of TOB Inverse Floater Residual Interests may decrease significantly when interest rates increase. The market for TOB Inverse Floater Residual
Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB Trust could be terminated for reasons outside of a fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in TOB
Inverse Floater Residual Interests generally involve greater risk than investments in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform
and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule.

Deutsche municipal bond funds currently participate in a number of pre-2014 TOB
Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule.

A Volcker-compliant TOB Trust structure is similar to traditional TOB Trust structures, with certain key differences. The basic features of the new
Volcker-compliant TOB Trust structure currently intended to be implemented by the funds are as follows:

o  Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.

o  Similar to traditional TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.

o  Unlike traditional TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB
   Trust.

o  Consistent with traditional TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.

o  A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in traditional TOB Trust structures, including certain historical sponsor/administrative roles and responsibilities.

The ultimate impact of the new rules on the TOB market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB
Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

                                     II-135

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US
Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm

                                     II-136

Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

                                     II-137

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least
200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Companies and Other
Pooled Investment Vehicles."

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance

                                     II-138

of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch Ratings (Fitch) represent their opinions as to the quality of the securities that they undertake to rate.
Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

                                     II-139

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

                                     II-140

PART II: APPENDIX II-H - TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the
US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the Deutsche Equity 500 Index Portfolio or the
Government Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder
Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master
Portfolios" for more information.

ALL FUNDS (OTHER THAN DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND)

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (Code). If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain
Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

                                     II-141

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income.

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company"
for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares
(as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on
January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

                                     II-142

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss; (iv)
cause a fund to recognize income or gain without a corresponding receipt of cash; and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance)
that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
(OID) is treated as interest income and is included in a fund's income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.
Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.

If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such
OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations

                                     II-143

in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.

Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.

Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions"
and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also: (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes.
A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund from treatment as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

A fund's options activities may include transactions constituting straddles for
US federal income tax purposes, that is, that trigger the US federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are "covered" by a fund's long position in the subject security.
Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to
"substantially similar or related property," to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called "qualified covered calls." Very generally, where a taxpayer writes an option on a single stock that is "in the money" but not "deep in the money," the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and

                                     II-144

distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70%
dividends-received deduction, as the case may be.

In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.

A fund's investment in so-called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were neither part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Deutsche Enhanced Commodity Strategy Fund,
Deutsche Gold & Precious Metals Fund, Deutsche Global Inflation Fund and
Deutsche Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. The IRS has currently suspended the issuance of such private letter rulings. See "Investment in Wholly Owned Foreign
Subsidiary" for more information.

                                     II-145

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of REITs may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in
REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio
(including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC)
or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see "Taxation of US Shareholders - Dividends and distributions - Additional considerations"
and see also "Tax-exempt Shareholders" for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

                                     II-146

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i)
the foreign taxes paid by a fund and (ii) a fund's foreign source income.
Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See
Fund-of-Funds Structure, below.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts
(including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment

                                     II-147

may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the Deutsche CROCI (Reg. TM) International Fund has
elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investment in Wholly Owned Foreign Subsidiary. Certain funds may invest a portion of their assets (but not more than 25% of the value of the fund's total assets as of the end of each quarter of such fund's taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity-linked derivatives (each a "Subsidiary"). Each Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes.

For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation and the applicable fund will be treated as a "US shareholder" of the Subsidiary. As a result, each fund will be required to include in gross income for US federal income tax purposes all of its
Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each
Subsidiary's income will be "subpart F income." Each fund's recognition of its
Subsidiary's "subpart F income" will increase the fund's basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of the Subsidiary's previously undistributed "subpart F income," and will correspondingly reduce the fund's basis in its shares of the
Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of a Subsidiary's underlying income. Therefore, each fund's investment in its Subsidiary may cause the fund to realize more ordinary income than would be the case if the fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable fund.

                                     II-148

As noted above, to qualify as a regulated investment company, a fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain commodity-linked derivatives generally does not constitute qualifying income.
The IRS has formerly issued a number of private letter rulings to investment companies concluding that income derived from an investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Deutsche
Enhanced Commodity Strategy Fund, Deutsche Gold & Precious Metals Fund,
Deutsche Global Inflation Fund and Deutsche Real Assets Fund each obtained a ruling. The IRS has since suspended the issuance of such rulings and is reviewing its policy in this area. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that income and gains a fund derives from its investment in its Subsidiary do or will not constitute qualifying income. In such a case, a fund could fail to qualify as a regulated investment company, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the fund. A fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Investments in MLP Equity Securities. A fund may invest to a limited degree in
MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from a qualified publicly traded partnership is included in the sources of income from which a regulated investment company must derive at least 90% of its gross income. However, no more than 25% of the value of a regulated investment company's total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a fund invests is treated as a partnership for federal income tax purposes, a fund will be required to take into account a fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP regardless of whether the MLP distributes cash to a fund. A fund must recognize income that is allocated to it from an MLP for federal income tax purposes, even if a fund does not receive cash distributions from the MLP. Income allocated to a fund from an MLP may include income recognized as a result of the cancellation of the MLP's debt. Because a fund may recognize income from an
MLP in excess of the cash distributions received from the MLP, a fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. The longer that a fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to a fund equal to or in excess of the distributions the MLP makes to a fund.

Distributions to a fund from an MLP that that is taxed as a partnership for federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of market securities) distributed exceeds a fund's basis in its MLP interest. A fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount a fund paid for the equity securities (i) increased by a fund's allocable share of the MLP's net income and certain MLP debt, if any, and (ii) decreased by a fund's allocable share of the MLP's net losses and distributions received by a fund from the MLP. Although any distributions by an MLP to a fund in excess of a fund's allocable share of such MLP's net income may create a temporary economic benefit to a fund, such distribution will decrease a fund's basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by a fund. A portion of any gain or loss recognized by a fund on a disposition of an MLP equity security where the MLP is taxed as a partnership may be taxed as ordinary income or loss to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other "unrealized receivables" or "inventory items" under the
Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund,

                                     II-149

as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.

A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in its interests of the Master Portfolio before the distribution. A
Feeder Fund that receives a liquidating cash distribution from a Master
Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables"
(including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a
Feeder Fund only if it redeems all of its Master Portfolio interests for cash.
A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to current US federal income taxation.
However, withdrawals from such retirement plans may be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included

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in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income (other than
"exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.
In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned)
for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption or exchange of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.

Qualified dividend income. Dividends reported by a fund as derived from
"qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining

                                     II-151

the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning
90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii)
by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of fund dividends that so qualifies.

Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and late-year ordinary loss (generally, the sum of its. (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after
October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010
("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010
("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.
This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

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Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute
"unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least
50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders'
gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Certain funds of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though

                                     II-153

such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal
"excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Except in the case of Daily Assets Fund and Deutsche Variable NAV Money Fund,
any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90%
of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by
January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

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Under US Treasury regulations, a shareholder of a money market fund may elect a simplified method for determining gain or loss on fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder's fund shares during the computation period. A shareholder's gain or loss generally equals (i) the aggregate fair market value of the shareholder's shares in the fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder's shares at the end of the prior computation period, (iii) minus the shareholder's "net investment" in the fund for the computation period. A shareholder's net investment is the aggregate cost of fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of fund shares during the same period. The computation period may be the shareholder's taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Although the regulations apply to taxable years ending on or after July 8, 2016, the regulations permit taxpayers to rely on either the regulations or the proposed regulations that were issued before the regulations were finalized for taxable years ending on or after July
28, 2014 and beginning before July 8, 2016. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.

COST BASIS REPORTING. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and
"holding period" information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares).
These requirements do not apply to investments through a tax-advantaged arrangement or to shares of money market funds. For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and
(iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund's default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at deutschefunds.com (the Web site does not form a part of this Statement of Additional Information) for more information.

Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.

Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund's default method of average cost.

TAX-EXEMPT SHAREHOLDERS. A fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time

                                     II-155

during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS

A fund generally is required to withhold US federal income tax on distributions
(including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL
ACCOUNTS. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their "financial interest" in a fund's "foreign financial accounts," if any, on
FinCen Form 114, Report of Foreign Bank and Financial Accounts. Shareholders
should consult a tax advisor regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the US and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays after December 31, 2018. If a payment by a fund is subject to FATCA withholding, a fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules

                                     II-156

applicable to foreign shareholders described above (e.g., Capital Gain
Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

However, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund
(interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs)
as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States; (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met;
or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

The 30% withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the
US may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held

                                     II-157

through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% interests in publicly traded classes of stock in REITs or not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a "look-through" rule, distributions by a fund that are attributable directly or indirectly to: (a)
gain realized on the disposition of USRPIs by a fund; and (b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders. If the non-US shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other non-US persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income
(regardless of any reporting by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold
30% (or a lower applicable treaty rate) of the amount of the distribution paid to such non-US shareholder.

Non-US shareholders are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a
US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

                                     II-158

Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses
(so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income
(including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite)
periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

If at the close of each quarter of a fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a "qualified fund of funds." In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.

A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (Deutsche Variable Series I, Deutsche Variable Series II
and Deutsche Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance

                                     II-159

company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the
regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. In addition, a separate account is considered adequately diversified if the account invests all its assets in a regulated investment company that is a government money market fund as defined in Rule 2a-7 under the 1940 Act and the regulated investment company is owned exclusively by insurance company separate accounts and certain other permitted investors.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed

                                     II-160

securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

DEUTSCHE MLP & ENERGY INFRASTRUCTURE FUND

TAXATION OF THE FUND AND ITS INVESTMENTS

FUND TAXED AS A CORPORATION. The fund has not elected to qualify as a regulated investment company under Subchapter M of the Code. The regulated investment company tax rules, including limitations on investments in MLPs, therefore do not apply to the fund. As a result, the fund is treated as a regular corporation, or "C" corporation, for federal income tax purposes, and generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the fund will be subject to state and local taxes by reason of its status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the fund may have state and local tax liabilities in multiple states, which will reduce the fund's cash available to make distributions to shareholders. The fund may be subject to the federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the fund's regular federal income tax liability. The extent to which the fund is required to pay federal, state or local income, franchise, alternative minimum or other taxes could materially reduce the fund's cash available to make distributions to shareholders.

MLP EQUITY SECURITIES. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for federal income tax purposes. A corporation is required to pay federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated for federal income tax purposes as a partnership, which means no federal income tax is paid by the MLP. A partnership's income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account on its own tax return its share of the partnership's income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner's basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner's basis (see description below as to how an MLP investor's basis is calculated)
in the partnership. Partnership income is thus said to be taxed only at one level - the partner level.

MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income

                                     II-161

and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which the fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the fund invests may be treated as corporations for federal income tax purposes.

To the extent that the fund invests in the equity securities of an MLP taxed as a partnership, the fund will be a partner in such MLP. Accordingly, the fund will be required to take into account the fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such
MLP, regardless of whether the MLP distributes cash to the fund. As described above, MLP distributions to partners are not taxable unless the cash amount
(or, in certain cases, the fair market value of marketable securities)
distributed exceeds the recipient partner's basis in its MLP interest. The fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs. No assurance, however, can be given in this regard. The longer that the fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the fund equal to or in excess of the distributions the MLP makes to the fund. If or when an MLP generates net taxable income allocable to the fund, the fund will have a larger corporate income tax expense, which will result in less cash available to distribute to shareholders.

The fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the fund on the sale, exchange or other taxable disposition and the fund's basis in such assets. Any such gain will be subject to federal income tax at the regular graduated corporate rates, regardless of how long the fund has held such assets. The amount realized by the fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The fund's basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the fund paid for the equity securities, (i) increased by the fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (ii) decreased by the fund's allocable share of the MLP's net losses and any distributions received by the fund from the MLP. Although any distribution by an MLP to the fund in excess of the fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the fund, such distribution will decrease the fund's basis in its MLP interest and will therefore increase the amount of gain
(or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the fund. A portion of any gain or loss recognized by the fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the fund's capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the fund's net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP's disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income. Any capital losses that the fund recognizes on a disposition of an equity security of an
MLP or otherwise can only be used to offset capital gains that the fund recognizes. Any capital losses that the fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the fund's capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the fund may expire without being utilized.

                                     II-162

The fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs taxed as partnerships in which the fund invests may be treated as items of tax preference for purposes of calculating the fund's alternative minimum taxable income. Such items may increase the fund's alternative minimum taxable income and increase the likelihood that the fund may be subject to the alternative minimum tax.

FOREIGN INCOME TAX. Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries that entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a form to receive the benefit of the reduced tax rate; whether or when the fund will receive the reduced tax rate is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates. Other countries may subject capital gains realized by the fund on a sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund's assets to be invested in various countries is not known.

STATE AND LOCAL INCOME TAX. As described above, the fund is taxed as a regular corporation, or "C" corporation. Because of its tax status, the fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions, which, in addition to any federal income tax imposed on the fund, would further reduce the fund's cash available to make distributions to shareholders.

TAXATION OF US SHAREHOLDERS

DISTRIBUTIONS. Distributions made to you by the fund will generally constitute taxable dividends to the extent of your allocable share of the fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments.

As explained above, based upon the historic performance of the types of MLPs in which the fund intends to invest, the fund anticipates that the distributed cash from the MLPs generally will exceed the fund's share of the MLPs' taxable income. Consequently, the fund anticipates that only a portion of the fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the fund's current and accumulated earnings and profits, the distribution will be a non-taxable return of capital to the extent of your basis in the fund's shares and that basis will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of the shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the amount of the distribution in excess of your basis as capital gain.

Because the fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the fund's earnings and profits.
For example, it is expected that the fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the fund's earnings and profits being higher than the fund's taxable income in a particular year if the MLPs in which the fund invests calculate their income using accelerated depreciation. Because of these differences, the fund may make distributions in a particular year out of earnings and profits
(treated as dividends) in excess of the amount of the fund's taxable income for such year.

Distributions to you from the fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may qualify as
"qualified dividend income." Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. See "All Funds (other than
Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders -
Dividends and distributions - Qualified dividend income" above.

                                     II-163

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders of the fund under section 243 of the Code. The availability of the dividends-received deduction is subject to certain holding period and other requirements imposed under the Code on the corporation claiming the deduction. See "All Funds (other than Deutsche MLP & Energy Infrastructure Fund) -Taxation of US Shareholders
-Dividends and distributions -Dividends-received deduction" above.

You should be careful to consider the tax implications of buying shares just prior to a distribution. At the time of your purchase of fund shares, the fund's net asset value may reflect undistributed income or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, could be taxable unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

If you reinvest fund distributions, upon the fund's payment of a distribution to you, you will be treated for federal income tax purposes as receiving a cash distribution from the fund in an amount equal to the fair market value of the shares issued to you and reinvesting such amount in fund shares. The portion of such a distribution that is taxable as dividend income will be determined under the rules described above.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, "net investment income" generally includes, among other things, dividends and net gain from the sale, redemption or exchange of fund shares.
Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the fund.

TRANSACTIONS IN FUND SHARES. A redemption of shares generally will be treated as a taxable sale or exchange of such shares, provided: (i) the redemption is not essentially equivalent to a dividend; (ii) the redemption is a substantially disproportionate redemption; (iii) the redemption is a complete redemption of a shareholder's entire interest in the fund; or (iv) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the fund. The full amount of the proceeds received in a redemption which does not qualify for sale or exchange treatment will be treated as described in "Distributions" above.

A shareholder will realize a taxable gain or loss on the sale or exchange of shares of the fund in an amount equal to the difference between the amount realized on the sale or exchange and the shareholder's basis in the shares. A shareholder's basis in his or her shares may be less than the price paid for the shares as a result of distributions by the fund in excess of the fund's earnings and profits (i.e., returns of capital). Any gain or loss realized on a sale or exchange of fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Long-term capital gains of noncorporate shareholders of the fund (including individuals) are currently subject to US federal income taxation at a maximum rate of 20%.The deductibility of capital losses for both corporate and non-corporate shareholders of the fund is subject to limitations under the
Code.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.
The exchange of shares of the fund for shares of another fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

The sale or other disposition of shares of the fund by a retirement plan qualifying for tax-exempt treatment under the Code generally will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your basis and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

                                     II-164

COST BASIS REPORTING. The fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and
"holding period" information for fund shares. These requirements do not apply to investments through a tax-advantaged arrangement. The fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares;
(ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with the fund, the fund will calculate and report cost basis using the fund's default method of first-in, first-out, unless the shareholder instructs the fund to use a different calculation method. Please visit the Deutsche AM Web site at
www.deutschefunds.com (the Web site does not form a part of this Statement of
Additional Information) for more information.

Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available. Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund's default method.

TAX-EXEMPT INVESTORS AND REGULATED INVESTMENT COMPANIES. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the fund is a corporation for federal income tax purposes, an owner of the fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the fund from the MLPs in which the fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor should not have UBTI attributable to its ownership, sale, or redemption of the fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the fund's shares by an investor that is a regulated investment company should constitute qualifying income for the regulated investment company.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. The fund generally is required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when the fund is notified) by the IRS that they are subject to backup withholding.
The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The fund's shareholders may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.
Rules of state and local taxation often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the fund.

If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder may have to file with the IRS a disclosure statement on Form
8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-US SHAREHOLDERS

                                     II-165

Distributions paid by the fund to a shareholder that is not a "US person"
within the meaning of the Code (non-US shareholder) generally will be subject to withholding of US federal income tax at a rate of 30% unless the tax is reduced or eliminated under a tax treaty or the distributions are effectively connected with a US trade or business of the shareholder. Any capital gain realized by a non-US shareholder upon a sale, redemption or exchange of shares of the fund will generally not be subject to US federal income or withholding tax unless: (i) the gain is effectively connected with the shareholder's trade or business in the US, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the US for 183 days or more during the taxable year and certain other conditions are met or; (ii) the fund is or has been a US real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the fund's shares or, if shorter, within the period during which the non-US shareholder has held the fund shares. Generally, a corporation is a US real property holding corporation if the fair market value of its US real property interests, as defined in the Code and applicable regulations, equals or exceeds
50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The fund may be, or may prior to a non-US shareholder's disposition of shares, become a US real property holding corporation.

Non-US shareholders with respect to whom income from the fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on dividends and any gains realized upon the sale, redemption or exchange of shares of the fund at the graduated rates applicable to US citizens, residents or domestic corporations, and in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the
US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing the appropriate IRS Form W-8 or substitute form). A non-US shareholder who fails to provide an IRS Form W-8 or other applicable form may also be subject to backup withholding at the appropriate rate.

Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, FATCA) generally require the fund to obtain information sufficient to identify the status of each of its shareholders under
FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on distributions and the proceeds of the sale, redemption or exchange of fund shares. Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Each non-US shareholder should consult his, her or its tax advisor regarding the US and non-US tax consequences of ownership of the fund's shares and receipt of distributions from the fund.

ALL FUNDS

THE FOLLOWING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND, INCLUDING
FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

                                     II-166

PART II: APPENDIX II-I - PROXY VOTING POLICY AND GUIDELINES

1.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following
Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting
Policy and Guidelines - AM ("Policy and Guidelines") shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the "GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.   AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1 /As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional
Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain
Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action)
is materially important to the client's account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

---------

/1/ For purposes of this document, "clients" refers to persons or entities: (i)
   for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.   POLICIES

3.1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2. THE GLOBAL PROXY VOTING SUB-COMMITTEE

The GPVSC is an internal working group established by the applicable AM's
Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

                                     II-167

(i)        Adopting, monitoring and updating guidelines, attached as Attachment
           A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or
           (iii) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      Monitoring Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.3  AVAILABILITY OF PROXY VOTING POLICY AND GUIDELINES AND PROXY VOTING RECORD

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM's discretion.
Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion. Note, however, that AM must not selectively disclose its investment company clients' proxy voting records.
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for the 12-month periods ending June 30 (see
Section 5, below), if so required by relevant law.

4.   PROCEDURES

The key aspects of AM's proxy voting process are delineated below.

4.1. THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section
4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

                                     II-168

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2. SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the
GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight./2/

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio
   Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC
   Chair distributes to AM portfolio managers and AM research analysts.

4.3. CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue; and

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

                                     II-169

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4. CONFLICT OF INTEREST PROCEDURES

4.4.1. PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The "Conflicts of Interest Management
Sub-Committee" within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.
Promptly upon a determination that a proxy vote shall be presented to the
GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management
Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest
Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management
Sub-Committee the proxies will be voted in accordance with the standard
Guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

---------

                                     II-170

/3/ As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of
-----
interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review
Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that
AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy
Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member, or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the
GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

                                     II-171

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard
Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2. Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940 ("Investment Company Act").

Subject to participation agreements with certain Exchange Traded Funds ("ETFs")
issuers that have received exemptive orders from the US Securities and Exchange
Commission ("SEC") allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

4.4.3. Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

o  Code of Business Conduct and Ethics - DB Group;

o  Conflicts of Interest Policy - DB Group;

o  Information Sharing Procedures - AWM, GTB & CB&S;

o  Code of Ethics - AWM; and

o  Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

                                     II-172

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.   RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

o  AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o  Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

      -     The  proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

      -     Any additional information considered in the voting process that may be  obtained  from an issuing company, its agents, or proxy research firms.

      -     Analyst  worksheets created for stock option plan and share increase analyses; and

      -     Proxy Edge print-screen of actual vote election.

o  AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o  The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o  With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

      -     The name of the issuer of the portfolio security;

      -     The  exchange  ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

      -     The   Council   on   Uniform  Securities  Identification  Procedures
            ("CUSIP")  number  for  the  portfolio  security  (if  the number is available through reasonably practicable means);

      -     The shareholder meeting date;

      -     A brief identification of the matter voted on;

      -     Whether  the  matter  was  proposed  by  the issuer or by a security holder;

      -     Whether the company cast its vote on the matter;

      -     How  the  company  cast  its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

      -     Whether the company cast its vote for or against Management.

                                     II-173

Note: This list is intended to provide guidance only in terms of the records
-----
that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and
Record Retention Policy - Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.   THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                              AS AMENDED JULY 2016

                               [GRAPHIC OMITTED]

                                     II-174

I.           BOARD OF DIRECTORS AND EXECUTIVES
       A.    Election of Directors
       B.    Classified Boards of Directors
       C.    Board and Committee Independence
       D.    Liability and Indemnification of Directors
       E.    Qualification of Directors
       F.    Removal of Directors and Filling of Vacancies
       G.    Proposals to Fix the Size of the Board
       H.    Proposals to Restrict Chief Executive Officer's
             Service on Multiple Boards
       I.    Proposals to Restrict Supervisory Board
             Members Service on Multiple Boards
       J.    Proposals to Establish Audit Committees (For
             FFT and US Securities)
II.          CAPITAL STRUCTURE
       A.    Authorization of Additional Shares
       B.    Authorization of "Blank Check" Preferred Stock
       C.    Stock Splits/Reverse Stock Splits
       D.    Dual Class/Supervoting Stock
       E.    Large Block Issuance
       F.    Recapitalization into a Single Class of Stock
       G.    Share Repurchases
       H.    Reductions in Par Value
III.         CORPORATE GOVERNANCE ISSUES
       A.    Confidential Voting
       B.    Cumulative Voting
       C.    Supermajority Voting Requirements
       D.    Shareholder Right to Vote
IV.          COMPENSATION
       A.    Establishment of a Remuneration Committee
             (For US Securities)
       B.    Executive and Director Stock Option Plans
       C.    Employee Stock Option/Purchase Plans
       D.    Golden Parachutes
       E.    Proposals to Limit Benefits or Executive
             Compensation
       F.    Option Expensing
       G.    Management Board Election and Motion
       H.    Remuneration (Variable Pay)
       I.    Long-Term Incentive Plans
       J.    Shareholder Proposals Concerning "Pay For
             Superior Performance"
       K.    Executive Compensation Advisory
       L.    Advisory Votes on Executive Compensation
V.           ANTI-TAKEOVER RELATED ISSUES
       A.    Shareholder Rights Plans ("Poison Pills")
       B.    Reincorporation
       C.    Fair-Price Proposals
       D.    Exemption From State Takeover Laws

                                      II-175

        E.    Non-Financial Effects of Takeover Bids
VI.           MERGERS & ACQUISITIONS
VII.          ENVIRONMENTAL, SOCIAL & GOVERNANCE ISSUES
        A.    Principles for Responsible Investment
        B.    ESG Issues
        C.    Labor and Human Rights
        D.    Diversity and Equality
        E.    Health and Safety
        F.    Government/Military
        G.    Tobacco
VIII.         MISCELLANEOUS ITEMS
        A.    Ratification of Auditors
        B.    Limitation of Non-Audit Services Provided by
              Independent Auditor
        C.    Audit Firm Rotation
        D.    Transaction of Other Business
        E.    Motions to Adjourn the Meeting
        F.    Bundled Proposals
        G.    Change of Company Name
        H.    Proposals Related to the Annual Meeting
        I.    Reimbursement of Expenses Incurred from
              Candidate Nomination
        J.    Investment Company Proxies
        K.    International Proxy Voting

                                     II-176

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to
----
closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of Directors.
Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services ("ISS") subject to review by the
Global Proxy Voting Sub-Committee ("GPVSC") as set forth in the AM's Proxy
Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS' consideration of the following factors:

o  Long-term financial performance of the company relative to its industry;

o  Management's track record;

o  Background to the contested election;

o  Nominee qualifications and any compensatory arrangements;

o  Strategic plan of dissident slate and quality of the critique against management;

o  Likelihood that the proposed goals and objectives can be achieved (both slates); and

o  Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfill their fiduciary
---------
obligation and in most cases support for Management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By
---------
entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

                                     II-177

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and
---------
accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the
Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as "independent" unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for
---------
their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATION OF DIRECTORS

AM policy is to follow Management's recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders,
---------
is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

                                     II-178

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a
---------
reasonable amount of flexibility in fixing the size of its Board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that
---------
shareholders' interests are represented adequately.

Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory
---------
Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A Director's service on multiple closed-end fund Boards within a fund
----
complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES

AM policy is to vote "for" proposals that require the establishment of Audit
Committees.

Rationale: The Audit Committee should deal with accounting and risk management
---------
related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

                                     II-179

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry
---------
on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes
---------
of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS / REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders.
---------
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder
---------
maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM's Proxy
Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

                                     II-180

o     Vote  for issuance authorities with pre-emptive rights to a maximum of 100 percent  over  currently  issued capital and as long as the share issuance authorities'  periods are clearly disclosed (or implied by the application of  a  legal  maximum duration) and in line with market-specific practices and/or  recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

o     Vote  for  issuance authorities without pre-emptive rights to a maximum of
      20 percent (or a lower limit if local market best practice recommendations provide)  of  currently  issued  capital  as  long  as  the share issuance authorities'  periods are clearly disclosed (or implied by the application of  a  legal  maximum duration) and in line with market-specific practices and/or  recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

o     Vote  for  general  issuance  requests with pre-emptive rights, or without pre-emptive  rights  but with a binding "priority right," for a maximum of
      50 percent over currently issued capital; and

o     Generally vote for general authorities to issue shares without pre-emptive rights  up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed  in  the  resolution  must,  in  addition,  comply with the legal discount  (i.e.,  a  maximum  of  5  percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

o     Vote  on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

o     Additionally,  AM  supports  proposals  requiring  shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business
---------
circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision
---------
that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM  policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because
---------
they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision
---------
with no substantial impact on shareholders.

                                     II-181

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
---------
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.   CUMULATIVE VOTING

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All Directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that
---------
holders of a significant number of shares may have Board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" Management proposals to require a supermajority vote to amend the charter or by-laws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle
---------
that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known
---------
to Management or affect the governance process should be supported.

                                     II-182

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE

AM policy is to vote "for" proposals that require the establishment of a
Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy
----------
statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

o  The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

o  The transfer of equity resulting from granting options at less than fair market value ("FMV") is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

o  The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

o  The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and
(b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of
----------
stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

                                     II-183

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans ("ESPPs") when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans ("ESOPs") provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an
----------
ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

o  Proposals to limit benefits, pensions or compensation and

o  Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   ("SEC") regulations.

Rationale: Levels of compensation and benefits are generally considered to be
---------
day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
---------
Financial Accounting Standards Board ("FASB") does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION

AM policy is to vote "against":

o  The election of Board members with positions on either Remuneration or Audit
Committees;

o  The election of Supervisory Board members with too many Supervisory Board mandates; and

o  "Automatic" election of former Board members into the Supervisory Board.

                                     II-184

Rationale: Management as an entity, and each of its members, are responsible
----------
for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the
---------
interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation
---------
were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS

AM policy is to vote "for" long-term incentive plans for members of Management
Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:
---------

o     Directly align the interests of members of Management Boards with those of shareholders;

o     Establish  challenging  performance  criteria to reward only above average performance;

o     Measure  performance by total shareholder return in relation to the market or a range of comparable companies;

o     Are  long-term  in  nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

o     Do not allow a repricing of the exercise price in stock option plans.

                                     II-185

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines, based on ISS'
consideration of the following factors:

o  What aspects of the company's annual and long-term equity incentive programs are performance driven?

o     If  the  annual  and  long-term  equity incentive programs are performance driven,  are  the  performance  criteria  and  hurdle  rates  disclosed to shareholders or are they benchmarked against a disclosed peer group?

o     Can  shareholders assess the correlation between pay and performance based on the current disclosure?

o     What  type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

o     Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

o     Deliver  a  majority  of  the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

o     Provide  the  strategic rationale and relative weightings of the financial and  non-financial  performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

o     Establish  performance  targets for each plan financial metric relative to the performance of the company's peer companies; and

o     Limit  payment under the annual and performance-vested long-term incentive components  of  the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the
---------
discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow Management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers ("NEOs") on an annual basis.

Rationale: AM believes that controls exist within senior Management and
---------
corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of
Management's compensation.

L.   ADVISORY VOTES ON EXECUTIVE COMPENSATION

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM's Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation
(Management Say-on-Pay -  MSOP) if:

o     There   is   a  significant  misalignment  between  CEO  pay  and  company performance (pay for performance);

                                     II-186

o     The company maintains significant problematic pay practices; or

o     The   Board  exhibits  a  significant  level  of  poor  communication  and responsiveness to shareholders.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS' analysis:

1. Peer Group Alignment:

o  The degree of alignment between the company's annualized TSR rank and the
   CEO's annualized total pay rank within a peer group, each measured over a three-year period.

o  The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o  The ratio of performance- to time-based equity awards;

o  The overall ratio of performance-based compensation;

o  The completeness of disclosure and rigor of performance goals;

o  The company's peer group benchmarking practices;

o  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

o  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

o  Realizable pay compared to grant pay; and

o  Any other factors deemed relevant.

Problematic Pay Practices

AM's policy is to defer to ISS' recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

o  Problematic practices related to non-performance-based compensation elements;

o  Incentives that may motivate excessive risk-taking; and

                                     II-187

o  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation
Elements

AM's policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS' analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM's overall consideration and may result in adverse vote recommendations:

o  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

o  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

o  New or extended agreements that provide for:
o  CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o  CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o  CIC payments with excise tax gross-ups (including "modified" gross-ups); and

o  Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

o  Multi-year guaranteed bonuses;

o  A single or common performance metric used for short- and long-term plans;

o  Lucrative severance packages;

o  High pay opportunities relative to industry peers;

o  Disproportionate supplemental pensions; or

o  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM's policy is to examine the following factors case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o  Reason and motive for the options backdating issue, such as inadvertent vs.
   deliberate grant date changes;

o  Duration of options backdating;

o  Size of restatement due to options backdating;

o  Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

                                     II-188

o  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS's analysis of the foregoing and may defer to ISS's recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.   FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

AM policy is to vote "for" annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the
----------
opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover
----------
defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the
---------
advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" Management fair-price proposals, provided that:

o  The proposal applies only to two-tier offers;

o  The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;

o  The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

o  The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

                                     II-189

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if
---------
adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm
---------
long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
---------
AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

EVALUATION OF MERGERS, ACQUISITIONS AND OTHER SPECIAL CORPORATE TRANSACTIONS
(I.E., TAKEOVERS, SPIN-OFFS, SALES OF ASSETS, REORGANIZATIONS, RESTRUCTURINGS,
AND RECAPITALIZATIONS) ARE PERFORMED ON A CASE-BY-CASE BASIS, INCLUDING
CONSIDERATION OF ISS'S ANALYSIS AND RECOMMENDATIONS WHERE APPLICABLE, SUBJECT
TO REVIEW BY THE GPVSC. AM POLICY IS TO REVIEW AND EVALUATE THE MERITS AND
DRAWBACKS OF THE PROPOSED TRANSACTION, BALANCING VARIOUS AND SOMETIMES
COUNTERVAILING FACTORS INCLUDING:

o  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

                                     II-190

o  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation)
   outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM's policies and procedures.

VII. ENVIRONMENTAL, SOCIAL AND GOVERNANCE ISSUES

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to actively engage with companies on ESG issues and participate in
ESG initiatives. In this context, AM (a) votes "for" increased disclosure on
ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management's recommended vote on other matters related to
ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to
---------
varying degrees across companies, sectors, regions, asset classes and through time).

B.   ESG ISSUES

AM policy is to vote in line with the Coalition for Environmentally Responsible
Economies ("CERES") recommendation on Environmental matters contained in the
CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS' predetermined voting guidelines on CERES
Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to
ISS' analysis and recommendation based on consideration of the following factors:

o  Whether the proposal itself is well framed and reasonable;

o  Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o  Whether the company's analysis and voting recommendation to shareholders is persuasive;

o  The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o  Whether the subject of the proposal is best left to the discretion of the
   Board;

o  Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

o  The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

                                     II-191

o  Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

o  If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or

o  Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations, based on ISS' analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies
---------
in line with the CERES recommendation.

C.   LABOR AND HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies

D.   DIVERSITY AND EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information
---------
made available through filings with the Equal Employment Opportunity Commission
("EEOC") provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the MacBride
   Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of
---------
the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.   HEALTH AND SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

                                     II-192

Rationale: Pricing is an integral part of business for pharmaceutical companies
---------
and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed
---------
unnecessary and potentially burdensome to companies.

F.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what
---------
products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should
---------
evaluate and determine the recipients of any contributions made by the company.

G.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and
---------
industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and
---------
   Management, and not to shareholder mandate.

VIII. MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties
---------
adequately, support for Management's nomination is warranted.

                                     II-193

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit
---------
failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be
---------
switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote "against" transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues
---------
and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote "against" proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable
---------
outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for
Management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in
---------
cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
---------

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote "for" Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
---------

                                     II-194

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow Management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation's Board of
Directors.

Rationale: Corporations should not be liable for costs associated with
---------
shareholder proposals for Directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 ("Investment Company Act").

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered Boards of closed-end investment companies, although AM generally votes "against" staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the US Securities and Exchange
Commission allowing investing Deutsche funds to exceed the limits set forth in
Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and
SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the
----
Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                                     II-195

August 31, 2016

Annual Report

to Shareholders

Deutsche
Select Alternative Allocation Fund

Contents

3
        Letter to Shareholders

5
        Portfolio Management Review

11
        Performance Summary

14
        Investment Portfolio

16
        Statement of Assets and Liabilities

18
        Statement of Operations

19
        Statement of Changes in Net Assets

20
        Financial Highlights

26
        Notes to Financial Statements

36
        Report of Independent Registered Public Accounting Firm

37
        Information About Your Fund's Expenses

39
        Tax Information

40
        Advisory Agreement Board Considerations and Fee Evaluation

45
        Board Members and Officers

50
        Account Management Resources

This report must be preceded or accompanied by
a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management
Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories
generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole.
The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded
Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund's risk profile.

Deutsche Asset Management represents the asset management
activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY
LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment —
punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles
to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that
acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback.
So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience
in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

         Brian Binder
President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management
is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May
9, 2016.

Assumptions, estimates and opinions contained in this
document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio
Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical
and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Process

Portfolio management utilizes a strategic asset allocation
        process to determine the non-traditional or alternative asset classes and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include market neutral, inflation-protection, commodities, real estate, floating-rate loans, infrastructure, emerging markets and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

Deutsche Select Alternative Allocation Fund returned
4.13% during the 12-month period ended August 31, 2016, underperforming the 5.97% return of the Bloomberg Barclays U.S. Aggregate
Bond Index and the 6.64% return of the blended benchmark. The blended benchmark, which does not include alternative assets, is made up of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index
(40%). The fund outperformed the 0.05% average return of the funds in its Morningstar category, Multialternative Funds.

After underperforming through the first half of the
12-month period, the fund recovered to close in positive territory. During the latter part of 2015 and the initial weeks of this year, investors favored U.S. growth stocks and avoided asset classes with above-average sensitivity to both interest rates and commodity prices, which weighed on many of the investments held in the fund. This trend reversed in mid-February following the announcement of aggressive stimulus policies by the Bank of Japan and the European Central Bank. Additionally, the markets became more confident that the U.S. Federal Reserve Board (the Fed) would maintain its policy of low interest rates for an extended interval.
This shift led to a recovery in commodities, rate-sensitive assets and inflation expectations, all of which worked to the benefit of the fund.

We believe the fund’s improved relative performance
in the second half of the period helps illustrate the value of our long-term approach. Rather than attempting to react to short-term market trends, we retained allocations to asset classes that we think are appropriate for a fund that strives to provide investors with meaningful diversification. Once market participants have begun to look for opportunities outside of the narrow group of large-cap growth stocks that dominated in 2015, this patient approach started to feed through to our results.

Fund Performance

The fund’s allocation to real estate investment
trusts (REITs) — which we achieve primarily through positions in Deutsche Real Estate Securities Fund and Deutsche Global
Real Estate Securities Fund — made the strongest contribution to its 12-month returns. REITs were boosted by the sharp drop in global bond yields, which was brought about by the combination of slowing economic growth and the increasingly accommodative policies of the world’s central banks. Additionally, the asset class was aided by the continued strength in global property prices.

The strong performance of the debt markets also provided
a tailwind for several other fixed-income positions in the fund. Deutsche Enhanced Emerging Markets Fixed Income Fund produced a robust gain thanks to the favorable interest-rate backdrop, a favorable balance of supply and demand in the market, and improving sentiment regarding the growth outlook for Latin America. Deutsche Global Inflation Fund also delivered a gain, which reflected not just the general strength in bonds, but also the rising investor demand for inflation-sensitive assets. However, Deutsche Floating
Rate Fund finished with a loss and detracted from performance. Although senior loans delivered positive returns in the past 12 months, the fund underperformed its benchmark due to its positions in certain energy-related and lower-rated issues. We reduced the allocation to floating-rate bonds in the latter part of the period.

The allocation to infrastructure stocks, which we
hold through Deutsche Global Infrastructure Fund, generated a gain and outpaced the broader world markets. Global equities rose during the past 12 months, and the types of income-producing stocks typically found in the infrastructure group generally performed well. Additionally, many stocks in the sector have an above-average sensitivity to oil prices. While this was a negative for performance in the first half of the period, it proved highly beneficial from mid-February onward.

The fund’s commodities allocation detracted
from results. Commodities fell sharply during the first half of the period due to the unfavorable combination of declining demand and an overabundance of supply. While the market staged a remarkable rally from late January through the end of June, it subsequently gave back ground and closed in negative territory. With that said, our investment in Deutsche Enhanced Commodity Strategy Fund outperformed its benchmark by a comfortable margin thanks to its multifaceted, risk-conscious approach.

"We believe the portfolio provides diversified exposure to the various factors that are influencing the global economy."

The fund’s absolute return allocation, which
seeks to provide the portfolio with a source of return independent of the broader world financial markets, underperformed. Both
Deutsche Diversified Market Neutral Fund and Deutsche Strategic Equity Long/Short Fund declined in value and failed to keep pace with stocks’ positive return. The latter fund closed on August 22, 2016, and it was removed from the portfolio.

Outlook and Positioning

During the past year, we gradually shifted the portfolio
more toward assets that can benefit from rising inflation, including commodities and inflation-protected securities. Although consumers may not necessarily feel the impact on their wallets just yet, the U.S. Consumer Price Index (CPI) — which came in at levels well below the historical average; 2015 — has moved higher thus far in 2016. One reason for this was the uptrend in energy prices, which reversed a key factor that was depressing inflation last year. Despite these developments, the markets have not yet started to price in higher inflation expectations. Seeing this disconnect as a potential opportunity, we elected to increase the level of inflation sensitivity in the portfolio. One way we sought to achieve this was by adding to the fund’s weighting in Deutsche Global Inflation Fund.

We also took steps to reduce the fund’s interest-rate
sensitivity. Bond yields fell to extremely low levels in the first half of 2016, which may indicate more limited upside potential.
At the same time, the Fed began to indicate that it could raise interest rates before the end of the year. We therefore elected to pare back the fund’s positions in infrastructure stocks and REITs and established positions in iShares 0-5 Year High Yield
Corporate Bond ETF and Wisdom Tree Emerging Markets Local Debt Fund. We believe these investments offer both above-average yields and exposure to the positive credit environment, but with a lower degree of interest-rate sensitivity than other segments of the bond market.

As currently structured, we believe the portfolio
provides diversified exposure to the various factors that are influencing the global economy. While alternative assets, as a group, have underperformed traditional investments in recent years, we believe these market segments offer an increasingly compelling risk-and-return profile and a continued opportunity for investors to add diversification to their portfolios.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the
fund in 2013.

—
Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

—
Portfolio Manager for the Quantitative Group: New York.

—
Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina
at Chapel Hill.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the
fund in 2013.

—
Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint
LLC from 2001–2004.

—
Portfolio Manager: New York.

—
BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio
management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index
is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The Morgan Stanley Capital International (MSCI)
World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect any fees or expenses
and it is not possible to invest into an index.

The Morningstar Multialternative category consists
of funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies.

Diversification neither assures a profit nor
guarantees against a loss.

Inflation-protected securities are types of
fixed-income investments that offer a nominal return plus the inflation rate.

An exchange-traded fund (ETF) is a security
that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Performance
Summary August 31, 2016 (Unaudited)

Class A
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 8/31/16

Unadjusted for Sales Charge
4.13%
1.92%
4.04%

Adjusted for the Maximum Sales Charge (max 5.75% load)
–1.85%
0.72%
3.27%

MSCI World Index†
6.68%
9.51%
7.09%

Bloomberg Barclays U.S. Aggregate Bond Index†
5.97%
3.24%
4.95%

Blended Index†
6.64%
7.21%
6.71%

Class C
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 8/31/16

Unadjusted for Sales Charge
3.43%
1.14%
3.26%

Adjusted for the Maximum Sales Charge (max 1.00% load)
3.43%
1.14%
3.26%

MSCI World Index†
6.68%
9.51%
7.09%

Bloomberg Barclays U.S. Aggregate Bond Index†
5.97%
3.24%
4.95%

Blended Index†
6.64%
7.21%
6.71%

Class R
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 8/31/16

No Sales Charges
3.71%
1.54%
1.38%

MSCI World Index†
6.68%
9.51%
7.09%

Bloomberg Barclays U.S. Aggregate Bond Index†
5.97%
3.24%
4.95%

Blended Index†
6.64%
7.21%
6.71%

Class R6

1-Year
Life of Class**

Average Annual Total Returns as of 8/31/16

No Sales Charges

4.54%
–0.64%

MSCI World Index†

6.68%
1.37%

Bloomberg Barclays U.S. Aggregate Bond Index†

5.97%
3.69%

Blended Index†

6.64%
2.51%

Class S
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 8/31/16

No Sales Charges
4.41%
2.11%
4.25%

MSCI World Index†
6.68%
9.51%
7.09%

Bloomberg Barclays U.S. Aggregate Bond Index†
5.97%
3.24%
4.95%

Blended Index†
6.64%
7.21%
6.71%

Institutional Class
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 8/31/16

No Sales Charges
4.51%
2.23%
4.33%

MSCI World Index†
6.68%
9.51%
7.09%

Bloomberg Barclays U.S. Aggregate Bond Index†
5.97%
3.24%
4.95%

Blended Index†
6.64%
7.21%
6.71%

Performance in the Average Annual Total Returns
table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated
in the fee table of the prospectus dated December 1, 2015 are 1.67%, 2.43%, 2.03%, 1.51%, 1.50% and 1.41% for Class A, Class C,
Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the
Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses
and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of
taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior
to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche Select Alternative
Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

         ■ Deutsche
        Select Alternative Allocation Fund — Class A
         ■ MSCI
        World Index†
         ■ Bloomberg
        Barclays U.S. Aggregate Bond Index†
         ■ Blended
Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment
is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based
on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October
1, 2008. The performance shown for each index is for the time period of September 30, 2008 through August 31, 2016 (through December
31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations
on December 1, 2014. The performance shown for each index is for the time period from November 30, 2014 through August 31, 2016
(through December 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International
(MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

The Bloomberg Barclays U.S. Aggregate Bond Index is
an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.

The Blended Index consists of 60% in the MSCI World
Index and 40% in the Bloomberg Barclays U.S. Aggregate Bond Index.

Class A
Class C
Class R
Class R6
Class S
Institutional Class

Net Asset Value

8/31/16
$ 10.81
$ 10.77
$ 10.84
$ 10.83
$ 10.82
$ 10.82

8/31/15
$ 10.67
$ 10.62
$ 10.71
$ 10.67
$ 10.67
$ 10.67

Distribution Information as of 8/31/16

Income Dividends, Twelve Months
$ .28
$ .20
$ .25
$ .30
$ .30
$ .31

Investment
Portfolio as of August 31, 2016

Principal Amount ($)
Value ($)

Mutual Funds 75.2%

Deutsche Diversified Market Neutral Fund "Institutional"* (a)
3,053,626
24,581,693

Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)
2,468,589
29,721,807

Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)
3,511,185
33,566,926

Deutsche Floating Rate Fund "Institutional" (a)
1,469,339
12,313,063

Deutsche Global Inflation Fund "Institutional" (a)
3,470,909
35,576,817

Deutsche Global Infrastructure Fund "Institutional" (a)
1,711,625
24,270,848

Deutsche Global Real Estate Securities Fund "Institutional" (a)
761,132
7,299,257

Deutsche Real Estate Securities Fund "Institutional" (a)
611,160
14,435,594

Total Mutual Funds (Cost $170,390,145)
181,766,005

Exchange-Traded Funds 23.6%

iShares 0-5 Year High Yield Corporate Bond ETF
130,743
6,160,610

PowerShares DB U.S. Dollar Index Bullish Fund*
301,693
7,488,020

SPDR Barclays Convertible Securities ETF
474,402
21,827,236

VanEck Vectors JPMorgan EM Local Currency Bond ETF
887,010
16,631,438

WisdomTree Emerging Markets Local Debt Fund
130,694
4,900,372

Total Exchange-Traded Funds (Cost $54,611,139)
57,007,676

Cash Equivalents 1.4%

Deutsche Central Cash Management Government Fund, 0.38% (b) (Cost $3,417,246)
3,417,246
3,417,246

% of Net Assets
Value ($)

Total Investment Portfolio (Cost $228,418,530)†
100.2
242,190,927

Other Assets and Liabilities, Net
(0.2)
(545,025)

Net Assets
100.0
241,645,902

* Non-income producing security.

† The cost for federal income tax
purposes was $235,147,131. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $7,043,796.
This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,443,714 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,399,918.

(a) Affiliated fund managed by Deutsche Investment
Management Americas Inc.

(b) Affiliated fund managed by Deutsche Investment
Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of
the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of
August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets
Level 1
Level 2
Level 3
Total

Mutual Funds
$ 181,766,005
$ —
$ —
$ 181,766,005

Exchange-Traded Funds
57,007,676
—
—
57,007,676

Short-Term Investments
3,417,246
—
—
3,417,246

Total
$ 242,190,927
$ —
$ —
$ 242,190,927

There have been no transfers between fair value measurement
levels during the year ended August 31, 2016.

The accompanying notes are an integral part of the
financial statements.

Statement of Assets and Liabilities

as of August 31, 2016

Assets

         Investments:
         Investments in affiliated Underlying Funds, at value
(cost $173,807,391)
$ 185,183,251

Investments in non-affiliated Underlying Funds, at value (cost $54,611,139)
57,007,676

Total investments, at value (cost $228,418,530)
242,190,927

Receivable for Fund shares sold
187,449

Interest receivable
2,713

Other assets
43,217

Total assets
242,424,306

Liabilities

Payable for Fund shares redeemed
451,339

Accrued Trustees' fees
4,142

Other accrued expenses and payables
322,923

Total liabilities
778,404

Net assets, at value
$ 241,645,902

Net Assets Consist of

Undistributed net investment income
2,557,545

Net unrealized appreciation (depreciation) on investments
13,772,397

Accumulated net realized gain (loss)
(10,190,914)

Paid-in capital
235,506,874

Net assets, at value
$ 241,645,902

The accompanying notes are an integral part of the
financial statements.

Statement of Assets and Liabilities as of August 31, 2016 (continued)

Net Asset Value

         Class A
         Net Asset Value and redemption price per share
        ($167,820,559 ÷ 15,523,133 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.81

Maximum offering price per share (100 ÷ 94.25 of $10.81)
$ 11.47

Class C

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($22,146,553 ÷ 2,056,297 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.77

Class R

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($2,517,972 ÷ 232,193 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.84

Class R6

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($95,355 ÷ 8,806 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.83

         Class S
         Net Asset Value, offering and redemption price
        per share ($44,066,243 ÷ 4,074,370 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.82

         Institutional Class
         Net Asset Value, offering and redemption price
        per share ($4,999,220 ÷ 462,030 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.82

The accompanying notes are an integral part of the
financial statements.

Statement of Operations

for the year ended August 31, 2016

Investment Income

         Income:
Dividends
$ 1,476,735

Income distributions from affiliated Underlying Funds
6,058,424

Total income
7,535,159

         Expenses:
Administration fee
295,876

Services to shareholders
410,454

Distribution and service fees
791,528

Custodian fee
6,961

Professional fees
84,353

Reports to shareholders
43,371

Registration fees
75,481

Trustees' fees and expenses
13,710

Other
18,131

Total expenses before expense reductions
1,739,865

Expense reductions
(2,481)

Total expenses after expense reductions
1,737,384

Net investment income
5,797,775

Realized and Unrealized Gain (Loss)

         Net realized gain (loss) from:
Sale of affiliated Underlying Funds
(7,132,451)

Sale of non-affiliated Underlying Funds
633,013

Capital gain distributions from affiliated Underlying Funds
1,924,600

Capital gain distributions from non-affiliated Underlying Funds
662,708

(3,912,130)

Change in net unrealized appreciation (depreciation) on investments
6,613,193

Net gain (loss)
2,701,063

Net increase (decrease) in net assets resulting from operations
$ 8,498,838

The accompanying notes are an integral part of the
financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets
Years Ended August 31,

2016
2015

         Operations:
Net investment income
$ 5,797,775
$ 11,771,553

Net realized gain (loss)
(3,912,130)
6,595,678

Change in net unrealized appreciation (depreciation)
6,613,193
(53,264,265)

Net increase (decrease) in net assets resulting from operations
8,498,838
(34,897,034)

         Distributions to shareholders from:
         Net investment income:
Class A
(5,989,828)
(11,662,955)

Class C
(523,632)
(930,998)

Class R
(43,802)
(35,817)

Class R6
(2,492)
(332)*

Class S
(1,415,042)
(2,858,616)

Institutional Class
(297,915)
(503,696)

Total distributions
(8,272,711)
(15,992,414)

         Fund share transactions:
Proceeds from shares sold
33,280,417
81,298,027

Reinvestment of distributions
8,266,494
15,979,896

Payments for shares redeemed
(195,293,254)
(224,322,636)

Net increase (decrease) in net assets from Fund share transactions
(153,746,343)
(127,044,713)

Increase (decrease) in net assets
(153,520,216)
(177,934,161)

Net assets at beginning of period
395,166,118
573,100,279

Net assets at end of period (including undistributed net investment income of $2,557,545 and $4,960,016, respectively)
$ 241,645,902
$ 395,166,118

* For the period from December 1, 2014 (commencement
of operations of Class R6) to August 31, 2015.

The accompanying notes are an integral part of the
financial statements.

Financial Highlights

Class A

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.67
$ 11.84
$ 11.00
$ 11.30
$ 11.35

         Income (loss) from investment operations:
Net investment income[a]
.21
.27
.19
.22
.35

Net realized and unrealized gain (loss)
.21
(1.10)
.88
(.22)
.03

Total from investment operations
.42
(.83)
1.07
(.00)*
.38

         Less distributions from:
Net investment income
(.28)
(.34)
(.21)
(.28)
(.36)

Net realized gains
—
—
(.02)
(.02)
(.07)

Total distributions
(.28)
(.34)
(.23)
(.30)
(.43)

Net asset value, end of period
$ 10.81
$ 10.67
$ 11.84
$ 11.00
$ 11.30

Total Return (%)[b,d]
4.13[c]
(7.13)
9.86
(.04)[c]
3.54[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
168
286
424
491
438

Ratio of expenses before expense reductions (%)[e]
.56
.53
.52
.53
.54

Ratio of expenses after expense reductions (%)[e]
.56
.53
.52
.53
.50

Ratio of net investment income (%)
2.00
2.35
1.65
1.97
3.19

Portfolio turnover rate (%)
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Amount is less than $(.005).

Class C

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.62
$ 11.79
$ 10.95
$ 11.25
$ 11.30

         Income (loss) from investment operations:
Net investment income[a]
.13
.18
.10
.13
.26

Net realized and unrealized gain (loss)
.22
(1.10)
.89
(.22)
.03

Total from investment operations
.35
(.92)
.99
(.09)
.29

         Less distributions from:
Net investment income
(.20)
(.25)
(.13)
(.19)
(.27)

Net realized gains
—
—
(.02)
(.02)
(.07)

Total distributions
(.20)
(.25)
(.15)
(.21)
(.34)

Net asset value, end of period
$ 10.77
$ 10.62
$ 11.79
$ 10.95
$ 11.25

Total Return (%)[b,d]
3.43[c]
(7.90)
9.06
(.84)[c]
2.74[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
22
32
46
48
35

Ratio of expenses before expense reductions (%)[e]
1.31
1.29
1.28
1.29
1.30

Ratio of expenses after expense reductions (%)[e]
1.31
1.29
1.28
1.28
1.27

Ratio of net investment income (%)
1.20
1.58
.90
1.19
2.34

Portfolio turnover rate (%)
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Class R

Years Ended August 31,
Period Ended 8/31/12[a]

2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 10.71
$ 11.88
$ 11.04
$ 11.26
$ 11.12

         Income (loss) from investment operations:
Net investment income[b]
.15
.20
.15
.13
.02

Net realized and unrealized gain (loss)
.23
(1.06)
.89
(.17)
.12

Total from investment operations
.38
(.86)
1.04
(.04)
.14

         Less distributions from:
Net investment income
(.25)
(.31)
(.18)
(.16)
—

Net realized gains
—
—
(.02)
(.02)
—

Total distributions
(.25)
(.31)
(.20)
(.18)
—

Net asset value, end of period
$ 10.84
$ 10.71
$ 11.88
$ 11.04
$ 11.26

Total Return (%)[c,d]
3.71
(7.41)
9.54
(.36)
1.26**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
3
2
1
.415
.001

Ratio of expenses before expense reductions (%)[e]
.93
.89
.93
.98
2.62*

Ratio of expenses after expense reductions (%)[e]
.93
.83
.84
.79
1.51*

Ratio of net investment income (%)
1.42
1.80
1.28
1.19
.43*

Portfolio turnover rate (%)
34
25
29
32
17**

[a] For the period from May 1, 2012 (commencement
        of operations) to August 31, 2012.

[b] Based on average shares outstanding during
        the period.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Class R6

Year Ended 8/31/16
Period Ended 8/31/15[a]

Selected Per Share Data

Net asset value, beginning of period
$ 10.67
$ 11.67

         Income (loss) from investment operations:
Net investment income[b]
.23
.22

Net realized and unrealized gain (loss)
.23
(.83)

Total from investment operations
.46
(.61)

         Less distributions from:
Net investment income
(.30)
(.39)

Net realized gains
—
—

Total distributions
(.30)
(.39)

Net asset value, end of period
$ 10.83
$ 10.67

Total Return (%)[c,d]
4.54
(5.41)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)
95
9

Ratio of expenses before expense reductions (%)[e]
.24
.37*

Ratio of expenses after expense reductions (%)[e]
.24
.33*

Ratio of net investment income (%)
2.24
2.57*

Portfolio turnover rate (%)
34
25[f]

[a] For the period from December 1, 2014
        (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during
        the period.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover
        for the year ended August 31, 2015.

* Annualized

** Not annualized

Class S

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.67
$ 11.84
$ 11.00
$ 11.31
$ 11.36

         Income (loss) from investment operations:
Net investment income[a]
.22
.29
.21
.23
.36

Net realized and unrealized gain (loss)
.23
(1.10)
.88
(.22)
.04

Total from investment operations
.45
(.81)
1.09
.01
.40

         Less distributions from:
Net investment income
(.30)
(.36)
(.23)
(.30)
(.38)

Net realized gains
—
—
(.02)
(.02)
(.07)

Total distributions
(.30)
(.36)
(.25)
(.32)
(.45)

Net asset value, end of period
$ 10.82
$ 10.67
$ 11.84
$ 11.00
$ 11.31

Total Return (%)[c]
4.41[b]
(6.98)
10.02
.05[b]
3.81[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
44
59
87
102
59

Ratio of expenses before expense reductions (%)[d]
.38
.36
.36
.40
.36

Ratio of expenses after expense reductions (%)[d]
.38
.36
.36
.38
.33

Ratio of net investment income (%)
2.13
2.54
1.83
2.02
3.30

Portfolio turnover rate (%)
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Institutional Class

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.67
$ 11.85
$ 11.02
$ 11.32
$ 11.36

         Income (loss) from investment operations:
Net investment income[a]
.26
.28
.22
.25
.32

Net realized and unrealized gain (loss)
.20
(1.08)
.88
(.21)
.09

Total from investment operations
.46
(.80)
1.10
.04
.41

         Less distributions from:
Net investment income
(.31)
(.38)
(.25)
(.32)
(.38)

Net realized gains
—
—
(.02)
(.02)
(.07)

Total distributions
(.31)
(.38)
(.27)
(.34)
(.45)

Net asset value, end of period
$ 10.82
$ 10.67
$ 11.85
$ 11.02
$ 11.32

Total Return (%)[c]
4.51
(6.92)
10.16[b]
.28[b]
3.90[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
5
16
15
11
4

Ratio of expenses before expense reductions (%)[d]
.29
.27
.23
.24
.21

Ratio of expenses after expense reductions (%)[d]
.29
.27
.22
.16
.19

Ratio of net investment income (%)
2.47
2.50
1.89
2.19
2.91

Portfolio turnover rate (%)
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant
Accounting Policies

Deutsche Select Alternative Allocation Fund (the "Fund")
is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche
Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche
Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide
investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and
losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance
with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation.
Investments are stated at value determined as of the close of regular trading on the New York Stock
Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of
the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net
asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official
closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade, and are categorized as
Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value
measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes.
The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2016, the Fund had a net tax basis capital
loss carryforward of approximately $3,462,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,350,000) and long-term losses ($1,112,000).

The Fund has reviewed the tax positions for the open
tax years as of August 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income
and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income
and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable
earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*
$ 2,609,365

Capital loss carryforwards
$ (3,462,000)

Net unrealized appreciation (depreciation) on investments
$ 7,043,796

In addition, the tax character of distributions paid
to shareholders by the Fund is summarized as follows:

Years Ended August 31,

2016
2015

Distributions from ordinary income*
$ 8,272,711
$ 15,992,414

* For tax purposes, short-term capital gain distributions
are considered ordinary income distributions.

Expenses.
Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other
Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies.
In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other.
Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying
Funds

During the year ended August 31, 2016, purchases and
sales of affiliated Underlying Funds (excluding money market funds) aggregated $46,401,229 and $218,469,932, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $52,120,379 and $33,180,328, respectively.

C. Related Parties

Management Agreement.
Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA"
or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the
Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor has agreed not to be paid a management fee directly from the Fund for performing its services under the Investment Management Agreement. However, the Advisor will receive management fees from managing the Underlying Deutsche
Funds in which the Fund invests.

The Fund does not invest in Underlying Deutsche Funds
for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying Deutsche Funds'
outstanding shares. At August 31, 2016, the Fund held greater than 5% of the following Underlying Deutsche Funds' outstanding shares:
approximately 46% of Deutsche Diversified Market Neutral Fund, 39% of Deutsche Global Inflation Fund and 27% of Deutsche Enhanced
Emerging Markets Fixed Income Fund.

For the period from September 1, 2015 to September
30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A
.58%

Class C
1.33%

Class R
.83%

Class R6
.33%

Class S
.43%

Institutional Class
.33%

Effective October 1, 2015 through September 30, 2016,
the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A
.72%

Class C
1.47%

Class R
.97%

Class R6
.47%

Class S
.57%

Institutional Class
.47%

Effective October 1, 2016 through September 30, 2017,
the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A
.64%

Class C
1.39%

Class R
.89%

Class R6
.39%

Class S
.49%

Institutional Class
.39%

The Fund indirectly bears its proportionate share
of fees and expenses incurred by the Underlying Deutsche Funds and Non-affiliated ETFs in which it is invested.

For the year ended August 31, 2016, fees waived and/or
expenses reimbursed for each class are as follows:

Class A
$ 580

Class C
187

Class R
75

Class R6
1

Class S
1,638

$ 2,481

Administration Fee.
Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration
Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended
August 31, 2016, the Administration Fee was $295,876, of which $20,843 is unpaid.

Service Provider
Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between
DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August
31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders
Total Aggregated
Unpaid at August 31, 2016

Class A
$ 3,234
$ 817

Class C
1,024
267

Class R
260
66

Class R6
43
11

Class S
2,808
1,171

Institutional Class
237
54

$ 7,606
$ 2,386

Distribution and
Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, Deutsche AM Distributors,
Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and
Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2016, the Distribution Fee was as follows:

Distribution Fee
Total Aggregated
Unpaid at August 31, 2016

Class C
$ 194,330
$ 14,294

Class R
4,849
526

$ 199,179
$ 14,820

In addition, DDI provides information and administrative
services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016, the Service
Fee was as follows:

Service Fee
Total Aggregated
Unpaid at August 31, 2016
    Annual
Rate

Class A
$ 522,756
$ 71,798
.25%

Class C
64,746
9,553
.25%

Class R
4,847
1,045
.25%

$ 592,349
$ 82,396

Underwriting Agreement
and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016 aggregated $468.

In addition, DDI receives any contingent deferred
sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class
C. For the year ended August 31, 2016, the CDSC for the Fund's Class C shares aggregated $1,703. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2016, DDI received $225 for Class A shares.

Typesetting and Filing
Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,474, of which $6,607 is unpaid.

Trustees' Fees and
Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management
Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management
Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management
Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV
Money Fund.

D. Share Transactions

The following table summarizes share and dollar activity
in the Fund:

Year Ended August 31, 2016
Year Ended August 31, 2015

Shares
Dollars
Shares
Dollars

Shares sold

Class A
914,802
$ 9,589,265
3,129,059
$ 35,651,358

Class C
102,894
1,074,564
356,941
4,055,065

Class R
100,802
1,065,973
118,285
1,344,945

Class R6
7,674
81,194
857*
10,000*

Class S
1,594,807
16,864,842
2,699,219
30,826,535

Institutional Class
429,027
4,604,579
835,560
9,410,124

$ 33,280,417

$ 81,298,027

Shares issued to shareholders in reinvestment of distributions

Class A
588,484
$ 5,984,880
1,037,670
$ 11,653,039

Class C
51,437
523,632
82,744
930,870

Class R
4,282
43,802
3,170
35,817

Class R6
245
2,492
29.5*
332*

Class S
139,151
1,413,773
254,558
2,856,142

Institutional Class
29,322
297,915
44,893
503,696

$ 8,266,494

$ 15,979,896

Shares redeemed

Class A
(12,825,155)
$ (134,109,416)
(13,149,317)
$ (147,934,295)

Class C
(1,141,129)
(11,934,234)
(1,268,754)
(14,270,576)

Class R
(41,140)
(433,121)
(48,036)
(543,079)

Class S
(3,175,371)
(33,436,508)
(4,808,679)
(54,124,194)

Institutional Class
(1,480,004)
(15,379,975)
(661,160)
(7,450,492)

$ (195,293,254)

$ (224,322,636)

Net increase (decrease)

Class A
(11,321,869)
$ (118,535,271)
(8,982,588)
$ (100,629,898)

Class C
(986,798)
(10,336,038)
(829,069)
(9,284,641)

Class R
63,944
676,654
73,419
837,683

Class R6
7,919
83,686
886.5*
10,332*

Class S
(1,441,413)
(15,157,893)
(1,854,902)
(20,441,517)

Institutional Class
(1,021,655)
(10,477,481)
219,293
2,463,328

$ (153,746,343)

$ (127,044,713)

* For the period from December 1, 2014 (commencement
of operations of Class R6) to August 31, 2015.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds
and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2016 is as follows:

Affiliate
Value ($) at 8/31/2015
Purchases Cost ($)
Sales Proceeds ($)
Realized Gain/ (Loss) ($)
Income Distributions ($)
    Capital Gain
Distributions ($)
Value ($) at 8/31/2016

Deutsche Diversified Market Neutral Fund
43,306,855
3,033,000
19,567,000
(2,258,844)
—
—
24,581,693

Deutsche Enhanced Commodity Strategy Fund
48,493,604
3,290,488
19,778,000
(7,556,227)
161,488
—
29,721,807

Deutsche Enhanced Emerging Markets Fixed Income Fund
60,330,113
6,730,913
34,416,000
(5,052,083)
2,075,913
—
33,566,926

Deutsche Floating Rate Fund
48,885,750
4,176,462
37,723,000
(2,808,986)
1,697,462
—
12,313,063

Deutsche Global Inflation Fund
35,065,945
16,238,836
16,944,000
(79,723)
465,836
—
35,576,817

Deutsche Global Infrastructure Fund
65,917,903
5,757,010
49,832,000
10,810,301
723,010
—
24,270,848

Deutsche Global Real Estate Securities Fund
19,425,752
2,076,666
15,620,000
817,194
318,666
—
7,299,257

Deutsche Real Estate Securities Fund
24,497,577
4,118,505
16,985,000
(278,386)
491,481
1,869,024
14,435,594

Deutsche Real Estate Securities Income Fund
1,877,018
193,980
2,143,290
(235,627)
53,404
55,576
—

Deutsche Strategic Equity Long/Short Fund
4,946,465
785,369
5,461,642
(490,070)
49,369
—
—

Deutsche Central Cash Management Government Fund
3,855,748
197,349,063
197,787,565
—
21,795
—
3,417,246

Total
356,602,730
243,750,292
416,257,497
(7,132,451)
6,058,424
1,924,600
185,183,251

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust
and the Shareholders of Deutsche Select Alternative Allocation Fund:

We have audited the accompanying statement of assets
and liabilities, including the investment portfolio, of Deutsche Select Alternative Allocation Fund (one of the funds constituting the Deutsche Market Trust) (the Fund) as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards
of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial position of Deutsche Select Alternative Allocation
Fund (one of the funds constituting the Deutsche Market Trust) at August 31, 2016, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
October 25, 2016

Information About Your Fund's
Expenses

As an investor of the Fund, you incur two types of
costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses.
Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section.
The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests.
These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The table illustrates your Fund's expenses in two
ways:

—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—
Hypothetical 5% Fund Return. This helps you to compare your
Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables
are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000"
line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes
A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

    Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2016 (Unaudited)

Actual Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 3/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 8/31/16
$ 1,077.80
$ 1,073.80
$ 1,074.30
$ 1,078.70
$ 1,078.80
$ 1,078.80

Expenses Paid per $1,000*
$ 2.66
$ 6.62
$ 4.85
$ 1.25
$ 1.99
$ 1.15

Hypothetical 5% Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 3/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 8/31/16
$ 1,022.57
$ 1,018.75
$ 1,020.46
$ 1,023.93
$ 1,023.23
$ 1,024.03

Expenses Paid per $1,000*
$ 2.59
$ 6.44
$ 4.72
$ 1.22
$ 1.93
$ 1.12

* Expenses are equal to the Fund's annualized expense
ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Deutsche Select Alternative Allocation Fund
.51%
1.27%
.93%
.24%
.37%
.22%

** The Fund invests in other funds and indirectly
bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment
in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax
Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends
(i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates
$8,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions
about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations
and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche
Select Alternative Allocation Fund’s investment management agreement (the "Agreement") with Deutsche Investment
Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior
to approving the Agreement, shareholders should know that:

—
In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

—
The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant").
The Board also received extensive information throughout the year regarding performance of the Fund.

—
The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent
Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

—
Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board.
The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the
Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth
Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche
AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board
carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance.
In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated
that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance
and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and
Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar
Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses.
The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Fund does not pay any Fund-level investment advisory fees, but does bear an administrative fee. As a result of the administrative fee, the total management fee rates paid by the Fund were lower than the median (1st quartile) of the applicable
Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable
Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class
A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help ensure that the Fund’s total (net) operating expenses remain competitive.
The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board
concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability.
The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche
Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund (which, as noted above, does not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.
The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale.
The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to
DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance.
The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the
conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund.
In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding
the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name.
Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is
c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted
below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served[1]
Business Experience and Directorships During the Past Five Years
Number of Funds in Deutsche Fund Complex Overseen
Other Directorships Held by Board Member

         Kenneth C. Froewiss (1945)
         Chairperson since 2013, and Board Member since
2001
Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
102
—

         William McClayton (1944)
         Vice Chairperson since 2013, and Board Member
since 2004
Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival
102
—

         John W. Ballantine (1946)
Board Member since 1999

         Retired; formerly, Executive Vice President and Chief
        Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President
        and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways,
        Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity);
        First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International

102
Portland General Electric[2] (utility company) (2003– present)

         Henry P. Becton, Jr. (1943)
Board Member since 1990
Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)
102
—

         Dawn-Marie Driscoll (1946)
Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
102
—

         Keith R. Fox, CFA (1954)
Board Member since 1996
Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)
102
—

         Paul K. Freeman (1950)
Board Member since 1993
Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International
102
—

         Richard J. Herring (1946)
Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)
102
Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)

         Rebecca W. Rimel (1951)
Board Member since 1995
President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)
102
Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

         William N. Searcy, Jr. (1946)
Board Member since 1993
Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)
102
—

         Jean Gleason Stromberg (1943)
Board Member since 1997
Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)
102
—

Officers[4]

Name, Year of Birth, Position with the Fund and Length of Time Served[5]
Business Experience and Directorships During the Past Five Years

         Brian E. Binder[8] (1972)
President and Chief Executive Officer, 2013–present
Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)

         John Millette[7] (1962)
Vice President and Secretary, 1999–present
Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)

         Hepsen Uzcan[6] (1974)
         Vice President, since 2016[9]
Assistant Secretary, 2013–present
Director,[3] Deutsche Asset Management

         Paul H. Schubert[6] (1963)
         Chief Financial Officer, 2004–present
Treasurer, 2005–present
Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)

         Caroline Pearson[7] (1962)
Chief Legal Officer, 2010–present
Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company

         Scott D. Hogan[7] (1970)
Chief Compliance Officer, since 2016[10]
Director,[3] Deutsche Asset Management

         Wayne Salit[6] (1967)
Anti-Money Laundering Compliance Officer, 2014–present
Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)

         Paul Antosca[7] (1957)
Assistant Treasurer, 2007–present
Director,[3] Deutsche Asset Management

         Jack Clark[7] (1967)
Assistant Treasurer, 2007–present
Director,[3] Deutsche Asset Management

         Diane Kenneally[7] (1966)
Assistant Treasurer, 2007–present
Director,[3] Deutsche Asset Management

1 The length of time served represents
the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities
registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions
held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents
the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY
10005.

7 Address: One Beacon Street, Boston, MA
02108.

8 Address: 222 South Riverside Plaza, Chicago,
IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer
effective June 1, 2016.

The fund's Statement of Additional Information ("SAI")
includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access
        personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.
        Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor.
        You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade
        shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence

         Deutsche Asset Management
         PO Box 219151
Kansas City, MO 64121-9151

Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter

         If you have questions, comments or complaints, contact:
         Deutsche AM Distributors, Inc.
         222 South Riverside Plaza
        Chicago, IL 60606-5808
(800) 621-1148

Investment Management

Deutsche Investment Management Americas Inc. ("DIMA"
        or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche
        Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name
        in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Class A
Class C
Class S
Institutional Class

Nasdaq Symbol
SELAX
SELEX
SELSX
SELIX

CUSIP Number
25159K 606
25159K 507
25159K 408
25159K 309

Fund Number
488
788
2088
1488

For shareholders of Class R and R6

Automated Information Line

         Deutsche AM Flex Plan Access (800) 728-3337

24-hour access to your retirement plan account.

Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets,
        process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information

         (800) 728-3337
To speak with a service representative.

Written Correspondence

         Deutsche AM Service Company
         222 South Riverside Plaza
Chicago, IL 60606-5806

Class R
Class R6

Nasdaq Symbol
SELRX
SELUX

CUSIP Number
25159K 101
25159K 697

Fund Number
1588
1688

Notes

Notes

Notes

Notes

Notes

February 28, 2017

Semiannual Report

to Shareholders

Deutsche Select
Alternative Allocation Fund

Contents

3
        Letter to Shareholders

5
        Performance Summary

10
        Portfolio Management Team

10
        Portfolio Summary

12
        Investment Portfolio

14
        Statement of Assets and Liabilities

16
        Statement of Operations

17
        Statements of Changes in Net Assets

18
        Financial Highlights

24
        Notes to Financial Statements

33
        Information About Your Fund's Expenses

35
        Advisory Agreement Board Considerations and Fee Evaluation

39
        Account Management Resources

41
        Privacy Statement

This report must be preceded or accompanied by a
prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund.
Please read the prospectus carefully before you invest.

Although allocation among different asset categories
generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole.
The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded
Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund's risk profile.

Deutsche Asset Management represents the asset management
activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY
LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth
year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect
the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have
set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process —
and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights"
section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your
investment needs.

Best regards,

         Brian Binder
President, Deutsche Funds

Assumptions, estimates and opinions contained in this
document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance
Summary February 28, 2017 (Unaudited)

Class A
6-Month‡
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 2/28/17

Unadjusted for Sales Charge
0.94%
8.79%
1.71%
3.92%

Adjusted for the Maximum Sales Charge (max 5.75% load)
–4.86%
2.54%
0.51%
3.19%

MSCI World Index†
7.78%
21.26%
9.41%
7.61%

Bloomberg Barclays U.S. Aggregate Bond Index†
–2.19%
1.42%
2.24%
4.37%

Blended Index†
3.71%
13.01%
6.66%
6.76%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

Unadjusted for Sales Charge

4.97%
2.14%
3.71%

Adjusted for the Maximum Sales Charge (max 5.75% load)
–1.07%
0.94%
2.97%

MSCI World Index†

7.51%
10.41%
7.10%

Bloomberg Barclays U.S. Aggregate Bond Index†
2.65%
2.23%
4.35%

Blended Index†

5.71%
7.25%
6.46%

Class C
6-Month‡
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 2/28/17

Unadjusted for Sales Charge
0.54%
7.96%
0.94%
3.13%

Adjusted for the Maximum Sales Charge (max 1.00% load)
–0.44%
7.96%
0.94%
3.13%

MSCI World Index†
7.78%
21.26%
9.41%
7.61%

Bloomberg Barclays U.S. Aggregate Bond Index†
–2.19%
1.42%
2.24%
4.37%

Blended Index†
3.71%
13.01%
6.66%
6.76%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

Unadjusted for Sales Charge

4.16%
1.39%
2.93%

Adjusted for the Maximum Sales Charge (max 1.00% load)
4.16%
1.39%
2.93%

MSCI World Index†

7.51%
10.41%
7.10%

Bloomberg Barclays U.S. Aggregate Bond Index†
2.65%
2.23%
4.35%

Blended Index†

5.71%
7.25%
6.46%

Class R
6-Month‡
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 2/28/17

No Sales Charges
0.85%
8.35%
1.35%
3.53%

MSCI World Index†
7.78%
21.26%
9.41%
7.61%

Bloomberg Barclays U.S. Aggregate Bond Index†
–2.19%
1.42%
2.24%
4.37%

Blended Index†
3.71%
13.01%
6.66%
6.76%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

No Sales Charges

4.56%
1.79%
3.33%

MSCI World Index†

7.51%
10.41%
7.10%

Bloomberg Barclays U.S. Aggregate Bond Index†
2.65%
2.23%
4.35%

Blended Index†

5.71%
7.25%
6.46%

Class R6

6-Month‡
1-Year
Life of Class**

Average Annual Total Returns as of 2/28/17

No Sales Charges

1.09%
9.04%
–0.02%

MSCI World Index†

7.78%
21.26%
4.48%

Bloomberg Barclays U.S. Aggregate Bond Index†

–2.19%
1.42%
1.85%

Blended Index†

3.71%
13.01%
3.61%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

No Sales Charges

5.32%
–1.11%

MSCI World Index†

7.51%
2.30%

Bloomberg Barclays U.S. Aggregate Bond Index†

2.65%
1.57%

Blended Index†

5.71%
2.21%

Class S
6-Month‡
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 2/28/17

No Sales Charges
0.94%
8.89%
1.86%
4.11%

MSCI World Index†
7.78%
21.26%
9.41%
7.61%

Bloomberg Barclays U.S. Aggregate Bond Index†
–2.19%
1.42%
2.24%
4.37%

Blended Index†
3.71%
13.01%
6.66%
6.76%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

No Sales Charges

5.17%
2.31%
3.91%

MSCI World Index†

7.51%
10.41%
7.10%

Bloomberg Barclays U.S. Aggregate Bond Index†
2.65%
2.23%
4.35%

Blended Index†

5.71%
7.25%
6.46%

Institutional Class
6-Month‡
1-Year
5-Year
Life of Fund*

Average Annual Total Returns as of 2/28/17

No Sales Charges
1.03%
8.99%
2.00%
4.20%

MSCI World Index†
7.78%
21.26%
9.41%
7.61%

Bloomberg Barclays U.S. Aggregate Bond Index†
–2.19%
1.42%
2.24%
4.37%

Blended Index†
3.71%
13.01%
6.66%
6.76%

Average Annual Total Returns as of 12/31/16 (most recent calendar quarter end)

No Sales Charges

5.26%
2.46%
4.00%

MSCI World Index†

7.51%
10.41%
7.10%

Bloomberg Barclays U.S. Aggregate Bond Index†
2.65%
2.23%
4.35%

Blended Index†

5.71%
7.25%
6.46%

Performance in the Average Annual Total Returns
table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated
in the fee table of the prospectus dated December 1, 2016 are 1.82%, 2.57%, 2.19%, 1.50%, 1.64% and 1.55% for Class A, Class C,
Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the
Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and
it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of
taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior
to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche Select Alternative
Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

         ■ Deutsche
        Select Alternative Allocation Fund — Class A
         ■ MSCI
        World Index†
         ■ Bloomberg
        Barclays U.S. Aggregate Bond Index†
         ■ Blended
Index†

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment
is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based
on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October
1, 2008. The performance shown for each index is for the time period of September 30, 2008 through February 28, 2017 (through December
31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations
on December 1, 2014. The performance shown for each index is for the time period from November 30, 2014 through February 28, 2017
(through December 31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International
(MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

The Bloomberg Barclays U.S. Aggregate Bond Index is
an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.

The Blended Index consists of 60% in the MSCI World
Index and 40% in the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Total returns shown for periods
less than one year are not annualized.

Class A
Class C
Class R
Class R6
Class S
Institutional Class

Net Asset Value

2/28/17
$ 10.60
$ 10.60
$ 10.66
$ 10.60
$ 10.59
$ 10.59

8/31/16
$ 10.81
$ 10.77
$ 10.84
$ 10.83
$ 10.82
$ 10.82

Distribution Information as of 2/28/17

Income Dividends, Six Months
$ .30
$ .22
$ .27
$ .34
$ .32
$ .33

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund
in 2013.

—
Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

—
Portfolio Manager for the Quantitative Group: New York.

—
Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina
at Chapel Hill.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund
in 2013.

—
Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint
LLC from 2001–2004.

—
Portfolio Manager: New York.

—
BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Portfolio
Summary (Unaudited)

Investment
Portfolio as of February 28, 2017 (Unaudited)

Shares
Value ($)

Mutual Funds 73.6%

Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)
2,594,457
30,666,486

Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)
2,915,498
27,405,680

Deutsche Floating Rate Fund "Institutional" (a)
2,429,722
20,458,261

Deutsche Global Inflation Fund "Institutional" (a)
3,171,079
31,996,185

Deutsche Global Infrastructure Fund "Institutional" (a)
1,523,559
21,329,830

Deutsche Global Real Estate Securities Fund "Institutional" (a)
219,521
1,949,344

Deutsche Real Estate Securities Fund "Institutional" (a)
601,890
12,525,337

Total Mutual Funds (Cost $137,757,573)
146,331,123

Exchange-Traded Funds 21.9%

SPDR Bloomberg Barclays Convertible Securities ETF
521,575
24,962,579

VanEck Vectors JPMorgan EM Local Currency Bond ETF
784,032
14,253,702

WisdomTree Emerging Markets Local Debt Fund
115,536
4,269,055

Total Exchange-Traded Funds (Cost $40,769,902)
43,485,336

Cash Equivalents 1.8%

Deutsche Central Cash Management Government Fund, 0.56% (b) (Cost $3,501,474)
3,501,474
3,501,474

% of Net Assets
Value ($)

Total Investment Portfolio (Cost $182,028,949)†
97.3
193,317,933

Other Assets and Liabilities, Net
2.7
5,426,457

Net Assets
100.0
198,744,390

† The cost for federal income tax
purposes was $188,757,550. At February 28, 2017, net unrealized appreciation for all securities based on tax cost was $4,560,383.
This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,595,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,035,566.

(a) Affiliated fund managed by Deutsche Investment
Management Americas Inc.

(b) Affiliated fund managed by Deutsche Investment
Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of
the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of
February 28, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets
Level 1
Level 2
Level 3
Total

Mutual Funds
$ 146,331,123
$ —
$ —
$ 146,331,123

Exchange-Traded Funds
43,485,336
—
—
43,485,336

Short-Term Investments
3,501,474
—
—
3,501,474

Total
$ 193,317,933
$ —
$ —
$ 193,317,933

There have been no transfers between fair value measurement
levels during the period ended February 28, 2017.

The accompanying notes are an integral part of the
financial statements.

Statement of Assets and Liabilities

as of February 28, 2017 (Unaudited)

Assets

         Investments:
         Investments in affiliated Underlying Funds, at value
(cost $141,259,047)
$ 149,832,597

Investments in non-affiliated Underlying Funds, at value (cost $40,769,902)
43,485,336

Total investments, at value (cost $182,028,949)
193,317,933

Receivable for investment sold
5,949,395

Receivable for Fund shares sold
131,705

Interest receivable
2,203

Other assets
42,008

Total assets
199,443,244

Liabilities

Payable for Fund shares redeemed
383,188

Accrued Trustees' fees
4,903

Other accrued expenses and payables
310,763

Total liabilities
698,854

Net assets, at value
$ 198,744,390

Net Assets Consist of

Undistributed net investment income
702,875

Net unrealized appreciation (depreciation) on investments
11,288,984

Accumulated net realized gain (loss)
(10,468,970)

Paid-in capital
197,221,501

Net assets, at value
$ 198,744,390

The accompanying notes are an integral part of the
financial statements.

Statement of Assets and Liabilities as of February 28, 2017 (Unaudited) (continued)

Net Asset Value

         Class A
         Net Asset Value and redemption price per share
        ($135,296,335 ÷ 12,765,460 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.60

Maximum offering price per share (100 ÷ 94.25 of $10.60)
$ 11.25

Class C

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($18,238,558 ÷ 1,720,555 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.60

Class R

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($1,635,967 ÷ 153,503 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.66

Class R6

Net Asset Value, offering and redemption price
        (subject to contingent deferred sales charge) per share ($215,837 ÷ 20,368 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.60

         Class S
         Net Asset Value, offering and redemption price
        per share ($33,688,385 ÷ 3,180,604 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.59

         Institutional Class
         Net Asset Value, offering and redemption price
        per share ($9,669,308 ÷ 912,881 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.59

The accompanying notes are an integral part of the
financial statements.

Statement of Operations

for the six months ended February 28, 2017 (Unaudited)

Investment Income

         Income:
Dividends
$ 1,206,596

Income distributions from affiliated Underlying Funds
3,730,412

Other income
8,592

Total income
4,945,600

         Expenses:
Administration fee
110,014

Services to shareholders
171,503

Distribution and service fees
292,446

Custodian fee
2,939

Professional fees
46,577

Reports to shareholders
25,092

Registration fees
41,840

Trustees' fees and expenses
7,669

Other
8,447

Total expenses before expense reductions
706,527

Expense reductions
(610)

Total expenses after expense reductions
705,917

Net investment income
4,239,683

Realized and Unrealized Gain (Loss)

         Net realized gain (loss) from:
Sale of affiliated Underlying Funds
(1,395,060)

Sale of non-affiliated Underlying Funds
45,282

Capital gain distributions from affiliated Underlying Funds
1,071,722

(278,056)

         Change in net unrealized appreciation (depreciation)
        on:
Affiliated Underlying Funds
(2,802,310)

Non-affiliated Underlying Funds
318,897

(2,483,413)

Net gain (loss)
(2,761,469)

Net increase (decrease) in net assets resulting from operations
$ 1,478,214

The accompanying notes are an integral part of the
financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets
Six Months Ended February 28, 2017 (Unaudited)
Year Ended August 31, 2016

         Operations:
Net investment income
$ 4,239,683
$ 5,797,775

Net realized gain (loss)
(278,056)
(3,912,130)

Change in net unrealized appreciation (depreciation)
(2,483,413)
6,613,193

Net increase (decrease) in net assets resulting from operations
1,478,214
8,498,838

         Distributions to shareholders from:
         Net investment income:
Class A
(4,257,618)
(5,989,828)

Class C
(407,026)
(523,632)

Class R
(40,748)
(43,802)

Class R6
(6,651)
(2,492)

Class S
(1,237,671)
(1,415,042)

Institutional Class
(144,639)
(297,915)

Total distributions
(6,094,353)
(8,272,711)

         Fund share transactions:
Proceeds from shares sold
18,568,469
33,280,417

Reinvestment of distributions
6,089,689
8,266,494

Payments for shares redeemed
(62,943,531)
(195,293,254)

Net increase (decrease) in net assets from Fund share transactions
(38,285,373)
(153,746,343)

Increase (decrease) in net assets
(42,901,512)
(153,520,216)

Net assets at beginning of period
241,645,902
395,166,118

Net assets at end of period (including undistributed net investment income of $702,875 and $2,557,545, respectively)
$ 198,744,390
$ 241,645,902

The accompanying notes are an integral part of the
financial statements.

Financial Highlights

Class A
Six Months Ended 2/28/17 (Unaudited)

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.81
$ 10.67
$ 11.84
$ 11.00
$ 11.30
$ 11.35

         Income (loss) from investment operations:
Net investment income[a]
.21
.21
.27
.19
.22
.35

Net realized and unrealized gain (loss)
(.12)
.21
(1.10)
.88
(.22)
.03

Total from investment operations
.09
.42
(.83)
1.07
(.00)***
.38

         Less distributions from:
Net investment income
(.30)
(.28)
(.34)
(.21)
(.28)
(.36)

Net realized gains
—
—
—
(.02)
(.02)
(.07)

Total distributions
(.30)
(.28)
(.34)
(.23)
(.30)
(.43)

Net asset value, end of period
$ 10.60
$ 10.81
$ 10.67
$ 11.84
$ 11.00
$ 11.30

Total Return (%)[b,d]
.94**
4.13[c]
(7.13)
9.86
(.04)[c]
3.54[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
135
168
286
424
491
438

Ratio of expenses before expense reductions (%)[e]
.61*
.56
.53
.52
.53
.54

Ratio of expenses after expense reductions (%)[e]
.61*
.56
.53
.52
.53
.50

Ratio of net investment income (%)
3.89*
2.00
2.35
1.65
1.97
3.19

Portfolio turnover rate (%)
14**
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class C
Six Months Ended 2/28/17 (Unaudited)

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.77
$ 10.62
$ 11.79
$ 10.95
$ 11.25
$ 11.30

         Income (loss) from investment operations:
Net investment income[a]
.16
.13
.18
.10
.13
.26

Net realized and unrealized gain (loss)
(.11)
.22
(1.10)
.89
(.22)
.03

Total from investment operations
.05
.35
(.92)
.99
(.09)
.29

         Less distributions from:
Net investment income
(.22)
(.20)
(.25)
(.13)
(.19)
(.27)

Net realized gains
—
—
—
(.02)
(.02)
(.07)

Total distributions
(.22)
(.20)
(.25)
(.15)
(.21)
(.34)

Net asset value, end of period
$ 10.60
$ 10.77
$ 10.62
$ 11.79
$ 10.95
$ 11.25

Total Return (%)[b,d]
.54**
3.43[c]
(7.90)
9.06
(.84)[c]
2.74[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
18
22
32
46
48
35

Ratio of expenses before expense reductions (%)[e]
1.36*
1.31
1.29
1.28
1.29
1.30

Ratio of expenses after expense reductions (%)[e]
1.36*
1.31
1.29
1.28
1.28
1.27

Ratio of net investment income (%)
3.11*
1.20
1.58
.90
1.19
2.34

Portfolio turnover rate (%)
14**
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return does not reflect the effect
        of any sales charges.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

* Not annualized

Class R
Six Months Ended 2/28/17 (Unaudited)

Years Ended August 31,
Period Ended 8/31/12[a]

2016
2015
2014
2013

Selected Per Share Data

Net asset value, beginning of period
$ 10.84
$ 10.71
$ 11.88
$ 11.04
$ 11.26
$ 11.12

         Income (loss) from investment operations:
Net investment income[b]
.19
.15
.20
.15
.13
.02

Net realized and unrealized gain (loss)
(.10)
.23
(1.06)
.89
(.17)
.12

Total from investment operations
.09
.38
(.86)
1.04
(.04)
.14

         Less distributions from:
Net investment income
(.27)
(.25)
(.31)
(.18)
(.16)
—

Net realized gains
—
—
—
(.02)
(.02)
—

Total distributions
(.27)
(.25)
(.31)
(.20)
(.18)
—

Net asset value, end of period
$ 10.66
$ 10.84
$ 10.71
$ 11.88
$ 11.04
$ 11.26

Total Return (%)[c,d]
.85**
3.71
(7.41)
9.54
(.36)
1.26**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
2
3
2
1
.415
.001

Ratio of expenses before expense reductions (%)[e]
.96*
.93
.89
.93
.98
2.62*

Ratio of expenses after expense reductions (%)[e]
.89*
.93
.83
.84
.79
1.51*

Ratio of net investment income (%)
3.52*
1.42
1.80
1.28
1.19
.43*

Portfolio turnover rate (%)
14**
34
25
29
32
17**

[a] For the period from May 1, 2012 (commencement
        of operations) to August 31, 2012.

[b] Based on average shares outstanding during
        the period.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Class R6
Six Months Ended 2/28/17 (Unaudited)
Year Ended 8/31/16
Period Ended 8/31/15[a]

Selected Per Share Data

Net asset value, beginning of period
$ 10.83
$ 10.67
$ 11.67

         Income (loss) from investment operations:
Net investment income[b]
.20
.23
.22

Net realized and unrealized gain (loss)
(.09)
.23
(.83)

Total from investment operations
.11
.46
(.61)

         Less distributions from:
Net investment income
(.34)
(.30)
(.39)

Net realized gains
—
—
—

Total distributions
(.34)
(.30)
(.39)

Net asset value, end of period
$ 10.60
$ 10.83
$ 10.67

Total Return (%)[d]
1.09**
4.54[c]
(5.41)c**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)
216
95
9

Ratio of expenses before expense reductions (%)[e]
.25*
.24
.37*

Ratio of expenses after expense reductions (%)[e]
.25*
.24
.33*

Ratio of net investment income (%)
3.86*
2.24
2.57*

Portfolio turnover rate (%)
14**
34
25[f]

[a] For the period from December 1, 2014 (commencement
        of operations) to August 31, 2015.

[b] Based on average shares outstanding during
        the period.

[c] Total return would have been lower had
        certain expenses not been reduced.

[d] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover
        for the year ended August 31, 2015.

* Annualized

** Not annualized

Class S
Six Months Ended 2/28/17 (Unaudited)

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.82
$ 10.67
$ 11.84
$ 11.00
$ 11.31
$ 11.36

         Income (loss) from investment operations:
Net investment income[a]
.22
.22
.29
.21
.23
.36

Net realized and unrealized gain (loss)
(.13)
.23
(1.10)
.88
(.22)
.04

Total from investment operations
.09
.45
(.81)
1.09
.01
.40

         Less distributions from:
Net investment income
(.32)
(.30)
(.36)
(.23)
(.30)
(.38)

Net realized gains
—
—
—
(.02)
(.02)
(.07)

Total distributions
(.32)
(.30)
(.36)
(.25)
(.32)
(.45)

Net asset value, end of period
$ 10.59
$ 10.82
$ 10.67
$ 11.84
$ 11.00
$ 11.31

Total Return (%)[c]
.94**
4.41[b]
(6.98)
10.02
.05[b]
3.81[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
34
44
59
87
102
59

Ratio of expenses before expense reductions (%)[d]
.44*
.38
.36
.36
.40
.36

Ratio of expenses after expense reductions (%)[d]
.44*
.38
.36
.36
.38
.33

Ratio of net investment income (%)
4.13*
2.13
2.54
1.83
2.02
3.30

Portfolio turnover rate (%)
14**
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Institutional Class
Six Months Ended 2/28/17 (Unaudited)

Years Ended August 31,

2016
2015
2014
2013
2012

Selected Per Share Data

Net asset value, beginning of period
$ 10.82
$ 10.67
$ 11.85
$ 11.02
$ 11.32
$ 11.36

         Income (loss) from investment operations:
Net investment income[a]
.19
.26
.28
.22
.25
.32

Net realized and unrealized gain (loss)
(.09)
.20
(1.08)
.88
(.21)
.09

Total from investment operations
.10
.46
(.80)
1.10
.04
.41

         Less distributions from:
Net investment income
(.33)
(.31)
(.38)
(.25)
(.32)
(.38)

Net realized gains
—
—
—
(.02)
(.02)
(.07)

Total distributions
(.33)
(.31)
(.38)
(.27)
(.34)
(.45)

Net asset value, end of period
$ 10.59
$ 10.82
$ 10.67
$ 11.85
$ 11.02
$ 11.32

Total Return (%)[c]
1.03**
4.51
(6.92)
10.16[b]
.28[b]
3.90[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)
10
5
16
15
11
4

Ratio of expenses before expense reductions (%)[d]
.32*
.29
.27
.23
.24
.21

Ratio of expenses after expense reductions (%)[d]
.32*
.29
.27
.22
.16
.19

Ratio of net investment income (%)
3.66*
2.47
2.50
1.89
2.19
2.91

Portfolio turnover rate (%)
14**
34
25
29
32
17

[a] Based on average shares outstanding during
        the period.

[b] Total return would have been lower had
        certain expenses not been reduced.

[c] Total return would have been lower if
        the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly
        bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Notes
to Financial Statements (Unaudited)

A. Organization and Significant
Accounting Policies

Deutsche Select Alternative Allocation Fund (the "Fund")
is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche
Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche
Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide
investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and
losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance
with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic
946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation.
Investments are stated at value determined as of the close of regular trading on the New York Stock
Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of
the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset
value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official
closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade, and are categorized as
Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes.
The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2016, the Fund had a net tax basis capital
loss carryforward of approximately $3,462,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,350,000) and long-term losses ($1,112,000).

The Fund has reviewed the tax positions for the open
tax years as of August 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income
and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and
capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will
be determined at the end of the current fiscal year.

Expenses.
Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other
Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies.
In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other.
Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying
Funds

During the six months ended February 28, 2017, purchases
and sales of affiliated Underlying Funds (excluding money market funds) aggregated $24,134,800 and $55,249,092, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $5,145,342 and $19,031,860, respectively.

C. Related Parties

Management Agreement.
Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA"
or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the
Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor has agreed not to be paid a management fee directly from the Fund for performing its services under the Investment Management Agreement. However, the Advisor will receive management fees from managing the Underlying Deutsche
Funds in which the Fund invests.

The Fund does not invest in Underlying Deutsche Funds
for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying Deutsche Funds'
outstanding shares. At February 28, 2017, the Fund held greater than 5% of the following Underlying Deutsche Funds' outstanding shares: approximately 34% of Deutsche Global Inflation Fund and 24% of Deutsche Enhanced Emerging Markets Fixed Income Fund.

For the period from September 1, 2016 through September
30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A
.72%

Class C
1.47%

Class R
.97%

Class R6
.47%

Class S
.57%

Institutional Class
.47%

Effective October 1, 2016 through September 30, 2017,
the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A
.64%

Class C
1.39%

Class R
.89%

Class R6
.39%

Class S
.49%

Institutional Class
.39%

The Fund indirectly bears its proportionate share of
fees and expenses incurred by the Underlying Deutsche Funds and Non-affiliated ETFs in which it is invested.

For the six months ended February 28, 2017, fees waived
and/or expenses reimbursed for Class R are $610.

Administration Fee.
Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration
Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2017, the Administration Fee was $110,014, of which $15,583 is unpaid.

Service Provider Fees.
Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST
Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended February
28, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders
Total Aggregated
Unpaid at February 28, 2017

Class A
$ 1,267
$ 788

Class C
484
275

Class R
109
67

Class R6
25
8

Class S
1,149
1,048

Institutional Class
118
68

$ 3,152
$ 2,254

Distribution and Service
Fees. Under the Fund's Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc.
("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution
Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and
R shares. For the six months ended February 28, 2017, the Distribution Fee was as follows:

Distribution Fee
Total Aggregated
Unpaid at February 28, 2017

Class C
$ 75,077
$ 10,641

Class R
2,441
319

$ 77,518
$ 10,960

In addition, DDI provides information and administrative
services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2017, the Service Fee was as follows:

Service Fee
Total Aggregated
Unpaid at February 28, 2017
    Annualized
Rate

Class A
$ 187,619
$ 86,830
.25%

Class C
24,885
11,567
.25%

Class R
2,424
1,008
.25%

$ 214,928
$ 99,405

Underwriting Agreement
and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2017 aggregated $511.

In addition, DDI receives any contingent deferred sales
charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 28, 2017, the CDSC for the Fund's Class C shares aggregated $192. A deferred sales charge of up to
0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing
Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,440, of which $3,466 is unpaid.

Trustees' Fees and
Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management
Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management
Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management
Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV
Money Fund.

D. Share Transactions

The following table summarizes share and dollar activity
in the Fund:

    Six Months Ended
February 28, 2017
    Year Ended
August 31, 2016

Shares
Dollars
Shares
Dollars

Shares sold

Class A
381,004
$ 4,048,914
914,802
$ 9,589,265

Class C
37,232
394,042
102,894
1,074,564

Class R
41,299
441,709
100,802
1,065,973

Class R6
11,271
122,303
7,674
81,194

Class S
748,395
7,959,563
1,594,807
16,864,842

Institutional Class
533,056
5,601,938
429,027
4,604,579

$ 18,568,469

$ 33,280,417

Shares issued to shareholders in reinvestment of distributions

Class A
410,649
$ 4,254,325
588,484
$ 5,984,880

Class C
39,250
407,026
51,437
523,632

Class R
3,911
40,748
4,282
43,802

Class R6
643
6,651
245
2,492

Class S
119,449
1,236,300
139,151
1,413,773

Institutional Class
13,975
144,639
29,322
297,915

$ 6,089,689

$ 8,266,494

Shares redeemed

Class A
(3,549,326)
$ (37,577,013)
(12,825,155)
$ (134,109,416)

Class C
(412,224)
(4,352,876)
(1,141,129)
(11,934,234)

Class R
(123,900)
(1,315,736)
(41,140)
(433,121)

Class R6
(352)
(3,723)
—
—

Class S
(1,761,610)
(18,672,554)
(3,175,371)
(33,436,508)

Institutional Class
(96,180)
(1,021,629)
(1,480,004)
(15,379,975)

$ (62,943,531)

$ (195,293,254)

Net increase (decrease)

Class A
(2,757,673)
$ (29,273,774)
(11,321,869)
$ (118,535,271)

Class C
(335,742)
(3,551,808)
(986,798)
(10,336,038)

Class R
(78,690)
(833,279)
63,944
676,654

Class R6
11,562
125,231
7,919
83,686

Class S
(893,766)
(9,476,691)
(1,441,413)
(15,157,893)

Institutional Class
450,851
4,724,948
(1,021,655)
(10,477,481)

$ (38,285,373)

$ (153,746,343)

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds
and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended February 28, 2017 is as follows:

Affiliate
Value ($) at 8/31/2016
Purchases Cost ($)
Sales Proceeds ($)
Realized Gain/ (Loss) ($)
Income Distributions ($)
    Capital Gain
Distributions ($)
Value ($) at 2/28/2017

Deutsche Diversified Market Neutral Fund
24,581,693
—
24,631,092
(2,186,424)
—
—
—

Deutsche Enhanced Commodity Strategy Fund
29,721,807
5,904,540
4,309,500
(1,230,891)
2,104,540
—
30,666,486

Deutsche Enhanced Emerging Markets Fixed Income Fund
33,566,926
5,956,625
11,404,000
(1,083,082)
733,121
—
27,405,680

Deutsche Floating Rate Fund
12,313,063
10,715,286
2,618,500
(74,700)
415,286
—
20,458,261

Deutsche Global Inflation Fund
35,576,817
—
3,033,000
31,699
—
—
31,996,185

Deutsche Global Infrastructure Fund
24,270,848
141,181
2,725,000
983,106
141,181
—
21,329,830

Deutsche Global Real Estate Securities Fund
7,299,257
81,561
4,930,000
2,282,173
81,561
—
1,949,344

Deutsche Real Estate Securities Fund
14,435,594
1,335,607
1,598,000
(116,941)
236,169
1,071,722
12,525,337

Deutsche Central Cash Management Government Fund
3,417,246
61,833,105
61,748,877
—
18,554
—
3,501,474

Total
185,183,251
85,967,905
116,997,969
(1,395,060)
3,730,412
1,071,722
149,832,597

Information About Your Fund's
Expenses

As an investor of the Fund, you incur two types of
costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses.
Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section.
The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class
R shares limited these expenses; had it not done so, expenses would have been higher. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests.
These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2016 to February 28, 2017).

The table illustrates your Fund's expenses in two ways:

—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—
Hypothetical 5% Fund Return. This helps you to compare your
Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables
are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000"
line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes
A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

    Expenses and Value of a $1,000 Investment
for the six months ended February 28, 2017 (Unaudited)

Actual Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 9/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 2/28/17
$ 1,009.40
$ 1,005.40
$ 1,008.50
$ 1,010.90
$ 1,009.40
$ 1,010.30

Expenses Paid per $1,000*
$ 3.04
$ 6.76
$ 4.43
$ 1.25
$ 2.19
$ 1.60

Hypothetical 5% Fund Return
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Beginning Account Value 9/1/16
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00
$ 1,000.00

Ending Account Value 2/28/17
$ 1,021.77
$ 1,018.05
$ 1,020.38
$ 1,023.55
$ 1,022.61
$ 1,023.21

Expenses Paid per $1,000*
$ 3.06
$ 6.80
$ 4.46
$ 1.25
$ 2.21
$ 1.61

* Expenses are equal to the Fund's annualized expense
ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**
Class A
Class C
Class R
Class R6
Class S
Institutional Class

Deutsche Select Alternative Allocation Fund
.61%
1.36%
.89%
.25%
.44%
.32%

** The Fund invests in other funds and indirectly bears
its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment
in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations
and Fee Evaluation

The Board of Trustees (hereinafter referred to as the
"Board" or "Trustees") approved the renewal of Deutsche Select Alternative Allocation Fund’s (the "Fund")
investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA")
in September 2016.

In terms of the process that the Board followed prior
to approving the Agreement, shareholders should know that:

—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent
Trustees").

—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant").
The Board also received extensive information throughout the year regarding performance of the Fund.

—
The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent
Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

—
Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board.
The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the
Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management
("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully
considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance
and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and
Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The
Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance
(Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses.
The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and
the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Fund does not pay any Fund-level investment advisory fees, but does bear an administrative fee. As a result of the administrative fee, the total management fee rates paid by the Fund were lower than the median (1st quartile)
of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s
Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses.
The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable
Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche
Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board
concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability.
The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche
Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund (which, as noted above, does not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.
The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale.
The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to
DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance.
The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the
conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund.
In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access
        personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.
        Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor.
        You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade
        shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence

         Deutsche Asset Management
         PO Box 219151
Kansas City, MO 64121-9151

Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter

         If you have questions, comments or complaints, contact:
         Deutsche AM Distributors, Inc.
         222 South Riverside Plaza
        Chicago, IL 60606-5808
(800) 621-1148

Investment Management

Deutsche Investment Management Americas Inc. ("DIMA"
        or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche
        Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Class A
Class C
Class S
Institutional Class

Nasdaq Symbol
SELAX
SELEX
SELSX
SELIX

CUSIP Number
25159K 606
25159K 507
25159K 408
25159K 309

Fund Number
488
788
2088
1488

For shareholders of Class R and R6

Automated Information Line

         Deutsche AM Flex Plan Access (800) 728-3337

24-hour access to your retirement plan account.

Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets,
        process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank
        forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information

         (800) 728-3337
To speak with a service representative.

Written Correspondence

         Deutsche AM Service Company
         222 South Riverside Plaza
Chicago, IL 60606-5806

Class R
Class R6

Nasdaq Symbol
SELRX
SELUX

CUSIP Number
25159K 101
25159K 697

Fund Number
1588
1688

Privacy Statement

FACTS
What Does Deutsche Asset Management Do With Your Personal Information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share
        can include:

—
        Social Security number

—
        Account balances

—
        Purchase and transaction history

—
        Bank account information

—
        Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information
Does Deutsche Asset Management share?
Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations
Yes
No

For our marketing purposes — to offer our products and services to you
Yes
No

For joint marketing with other financial companies
No
We do not share

For our affiliates' everyday business purposes — information about your transactions and experiences
No
We do not share

For our affiliates' everyday business purposes — information about your creditworthiness
No
We do not share

For non-affiliates to market to you
No
We do not share

Questions?
Call (800) 728-3337 or e-mail us at service@db.com

Who we are

Who is providing this notice?
Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds

What we do

How does Deutsche Asset Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example,
        when you:

—
        open an account

—
        give us your contact information

—
        provide bank account information for ACH or wire transactions

—
        tell us where to send money

—
        seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

—
        sharing for affiliates' everyday business purposes — information about your creditworthiness

—
        affiliates from using your information to market to you

—
        sharing for non-affiliates to market to you

State laws and individual companies may give you additional
        rights to limit sharing.

Definitions

Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control.
        They can be financial and non-financial companies.

Non-affiliates we share with include account service
        providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing
A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.

Rev. 09/2016

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Registrant’s
Amended and Restated Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h)
and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Declaration of Trust
does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an
“interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”)
has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the
Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested
Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance
policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments,
Inc. (“Scudder”), the investment advisor, now known as Deutsche Investment Management Americas Inc. (“DIMA”),
was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the
Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Non-interested Trustees”)
for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Non-interested Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DIMA, the investment advisor, has agreed,
subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the
Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if

2

no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to
indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement Actions, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person
(including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement
Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA
(or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement;
and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or
expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual
Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s

3

duties as a Trustee of the Registrant,
such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 16.
Exhibits

(1)
(a)
Amended and Restated Agreement and Declaration of Trust dated June 2, 2008. (Incorporated by reference to Post-Effective Amendment No. 73 to the Form N-1A Registration Statement, File No. 002-21789, as filed on December 31, 2008.)

(b)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated January 22, 2009. (Incorporated by reference to Post-Effective Amendment No. 75 to the Form N-1A Registration Statement, File No. 002-21789, as filed on December 31, 2009.)

(c)
Certificate of Amendment of Declaration of Trust, dated January 12, 2011. (Incorporated by reference to Post-Effective Amendment No. 78 to the Form N-1A Registration Statement, File No. 002-21789, as filed on February 11, 2011.)

(d)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated January 12, 2011. (Incorporated by reference to Post-Effective Amendment No. 78 to the Form N-1A Registration Statement, File No. 002-21789, as filed on February 11, 2011.)

(e)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated September 9, 2011. (Incorporated by reference to Post-Effective Amendment No. 90 to the Form N-1A Registration Statement, File No. 002-21789, as filed on November 30, 2011.)

(f)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated January 11, 2012. (Incorporated by reference to Post-Effective Amendment No. 98 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 26, 2012.)

(g)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated May 16, 2012. (Incorporated by reference to Post-Effective Amendment No. 98 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 26, 2012.)

(h)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated January 11, 2012. (Incorporated by reference to Post-Effective Amendment No. 105 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 31, 2013.)

(i)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated May 15, 2013. (Incorporated by reference to Post-Effective Amendment No. 107 to the Form N-1A Registration Statement, File No. 002-21789, as filed on October 2, 2013.)

4

(j)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated March 7, 2014. (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

(k)
Amendment of Amended and Restated Declaration of Trust, dated July 9, 2014. (Incorporated by reference to Post-Effective Amendment No. 115 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 29, 2014.)

(l)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated July 9, 2014. (Incorporated by reference to Post-Effective Amendment No. 115 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 29, 2014.)

(m)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated July 9, 2014. (Incorporated by reference to Post-Effective Amendment No. 117 to the Form N-1A Registration Statement, File No. 002-21789, as filed on August 22, 2014.)

(n)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated February 12, 2016. (Incorporated by reference to Post-Effective Amendment No. 131 to the Form N-1A Registration Statement, File No. 002-21789, as filed on February 26, 2016.)

(o)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated April 15, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

(p)
Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 141 to the Form N-1A Registration Statement, File No. 002-21789, as filed on January 31, 2017.)

(2)

Amended and Restated Bylaws dated December 1, 2015. (Incorporated by reference to Post-Effective Amendment No. 128 to the Form N-1A Registration Statement, File No. 002-21789, as filed on November 30, 2015.)

(3)

Not applicable.

(4)

The Form of Agreement and Plan of Reorganization is attached as Appendix B to Part A of this Registration Statement on Form N-14.

(5)
(a)
Instruments defining the rights of shareholders, including the relevant portions of: The Amended and Restated Declaration of Trust, dated June 2, 2008, as amended through December 2, 2016 (see Section 5.2), and the Amended and Restated Bylaws, dated December 1, 2015 (see Article 9). (Incorporated by reference to exhibits (1)(a) to (1)(p) and (2) to this Registration Statement on Form N-14.)

5

(b)
Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 49 to the Form N-1A Registration Statement, File No. 002-21789, as filed on January 30, 1996.)

(6)
(a)
Amended and Restated Investment Management Agreement between the Registrant, on behalf of DWS Balanced Fund (now known as Deutsche Global Income Builder Fund) and Deutsche Investment Management Americas Inc. (dated May 1, 2008); and between the Registrant, on behalf of DWS Select Alternative Allocation Fund (now known as Deutsche Select Alternative Allocation Fund), and Deutsche Investment Management Americas Inc. (dated December 1, 2011). (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

(b)
Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., on behalf of Deutsche Real Assets Fund (formerly known as Deutsche Alternative Asset Allocation Fund), dated April 26, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

(c)
Investment Advisory Agreement between Deutsche Investment Management Americas Inc. and Cayman Real Assets Fund, Ltd., a subsidiary of Deutsche Real Assets Fund (formerly known as Deutsche Alternative Asset Allocation Fund), dated April 26, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

(d)
Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and RREEF America L.L.C., relating to Deutsche Real Assets Fund (formerly known as Deutsche Alternative Asset Allocation Fund), dated April 26, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

(e)
Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Alternative Asset Management (Global) Limited, relating to Deutsche Global Income Builder Fund, dated March 1, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

(f)
Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and RREEF America L.L.C., with regard to Cayman Real Assets Fund, Ltd., a subsidiary of Deutsche Real Assets Fund (formerly known as Deutsche Alternative Asset Allocation Fund), dated April 26, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

(7)
(a)
Master Distribution Agreement between the Registrant and DWS Investments Distributors, Inc. (now known as Deutsche AM Distributors Inc.) dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 76 to the Form N-1A Registration Statement, File No. 002-21789, as filed on February 26, 2010.)

6

(b)
Appendix A, as amended May 1, 2017, to Master Distribution Agreement, dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(c)
Form of Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 141 to the Form N-1A Registration Statement, File No. 002-21789, as filed on January 31, 2017.)

(8)

Not applicable.

(9)
(a)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 73 to the Form N-1A Registration Statement, File No. 002-21789, as filed on December 31, 2008.)

(b)
Amendment, effective as of January 20, 2017, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(c)
Appendix A, effective as of March 24, 2017, to the Master Custodian Agreement dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(10)
(a)
Rule 12b-1 Plan for Scudder Total Return Fund (now known as Deutsche Global Income Builder Fund) – Class A shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 58 to the Form N-1A Registration Statement, File No. 002-21789, as filed on February 28, 2002.)

(b)
Rule 12b-1 Plan for Deutsche Global Income Builder Fund - Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 141 to the Form N-1A Registration Statement, File No. 002-21789, as filed on January 31, 2017.)

(c)
Amended and Restated Rule 12b-1 Plan for Deutsche Global Income Builder Fund – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

(d)
Rule 12b-1 Plan for DWS Alternative Asset Allocation Plus Fund (now known as Deutsche Real Assets Fund) – Class A shares, dated April 29, 2011. (Incorporated by reference to Post-Effective Amendment No. 82 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 29, 2011.)

(e)
Rule 12b-1 Plan for Deutsche Real Assets Fund – Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

7

	(f)	Amended and Restated Rule 12b-1 Plan for Deutsche Real Assets Fund – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

	(g)	Amended and Restated Rule 12b-1 Plan for Deutsche Real Assets Fund – Class R shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

	(h)	Rule 12b-1 Plan for DWS Select Alternative Allocation Fund (now known as Deutsche Select Alternative Allocation Fund) – Class A shares, dated December 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 90 to the Form N-1A Registration Statement, File No. 002-21789, as filed on November 30, 2011.)

	(i)	Rule 12b-1 Plan for Deutsche Select Alternative Allocation Fund – Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

	(j)	Amended and Restated Rule 12b-1 Plan for Deutsche Select Alternative Allocation Fund – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

	(k)	Amended and Restated Rule 12b-1 Plan for Deutsche Select Alternative Allocation Fund – Class R shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 143 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 15, 2017.)

(11)		Opinion of and Consent of Counsel as to the legality of the securities being registered. (Filed herein.)

(12)		Opinion and Consent of Counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement. (To be filed by amendment to this Registration Statement on Form N-14.)

(13)	(a)	Agency Agreement between Registrant and DWS Scudder Investments Service Company (now known as Deutsche AM Service Company), dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 75 to Form N-1A Registration Statement, File No. 002-21789, as filed on December 31, 2009.)

	(b)	Amendment No. 1 made as of July 13, 2016 to the Agency Agreement dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 138 to the Form N-1A Registration Statement, File No. 002-21789, as filed on November 30, 2016.)

	(c)	Amended and Restated Shareholder Services Agreement for Class A, Class C, and Class R shares between the Registrant and DeAWM Distributors, Inc. (now known as Deutsche AM Distributors, Inc.), dated February 12, 2016. (Incorporated by reference to Post-Effective Amendment No. 134 to the Form N-1A Registration Statement, File No. 002-21789, as filed on April 25, 2016.)

8

(d)	Letter of Indemnity to The Scudder Funds (Chicago Board) dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 63 to the Form N-1A Registration Statement, File No. 002-21789, as filed on October 1, 2004.)

(e)	Letters of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 63 to the Form N-1A Registration Statement, File No. 002-21789, as filed on October 1, 2004.)

(f)	Letter of Indemnity to The Scudder Funds (Chicago Board) dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 63 to the Form N-1A Registration Statement, File No. 002-21789, as filed on October 1, 2004.)

(g)	Amended and Restated Administrative Services Agreement between the Registrant, on behalf of Deutsche Global Income Builder Fund, Deutsche Real Assets Fund, and Deutsche Select Alternative Allocation Fund, and Deutsche Investment Management Americas Inc., dated July 12, 2017. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(h)	Sub-Administration and Sub-Accounting Agreement among State Street Bank and Trust Company and Deutsche Investment Management Americas Inc., Scudder Fund Accounting Corporation, and Investment Company Capital Corp. dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 126 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 29, 2015.)

(i)	Amendment, effective as of January 20, 2017, to the Sub-Administration and Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(j)	Schedule A, dated as of March 24, 2017, to Sub-Administration and Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 145 to the Form N-1A Registration Statement, File No. 002-21789, as filed on July 27, 2017.)

(k)	Securities Lending and Services Agreement between DWS Market Trust (now known as Deutsche Market Trust) and State Street Bank and Trust Company, dated July 10, 2013. (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

(l)	Securities Lending Authorization Agreement between DWS Market Trust (now known as Deutsche Market Trust) and State Street Bank and Trust Company, dated December 16, 2013. (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

9

	(m)	First Amendment to Securities Lending and Services Agreement between DWS Market Trust (now known as Deutsche Market Trust) and State Street Bank and Trust Company, dated April 1, 2014. (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

	(n)	First Amendment to Securities Lending Authorization Agreement between DWS Market Trust (now known as Deutsche Market Trust) and State Street Bank and Trust Company, dated April 1, 2014. (Incorporated by reference to Post-Effective Amendment No. 113 to the Form N-1A Registration Statement, File No. 002-21789, as filed on March 31, 2014.)

	(o)	Second Amendment to Securities Lending and Services Agreement among Deutsche Market Trust, Deutsche Securities Trust and State Street Bank and Trust Company, dated February 4, 2015 (Incorporated by reference to Post-Effective Amendment No. 128 to the Form N-1A Registration Statement, File No. 002-21789, as filed on November 30, 2015.)

	(p)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between Registrant and Deutsche AM Distributors, Inc. and certain financial intermediaries. (Filed herein.)

	(q)	Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. (Filed herein.)

(14)		Consent of Independent Registered Public Accounting Firm. (Filed herein.)

(15)		Not applicable.

(16)		Power of Attorney (Filed herein.)

(17)		Not applicable.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees that an executed opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed merger described in the Registrant’s Registration Statement will be filed with the Commission following the closing of the merger.

10

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York and the State of New York on the 17th day of August 2017.

DEUTSCHE MARKET TRUST

By: /s/ Brian E. Binder

  Brian E. Binder

  President

As required by the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 17, 2017:

SIGNATURE	TITLE	DATE

/s/Brian E. Binder
Brian E. Binder	President	August 17, 2017

/s/Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer	August 17, 2017

/s/John W. Ballantine
John W. Ballantine*	Trustee	August 17, 2017

/s/Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Trustee	August 17, 2017

/s/Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee	August 17, 2017

/s/Keith R. Fox
Keith R. Fox*	Chairperson and Trustee	August 17, 2017

/s/Paul K. Freeman
Paul K. Freeman*	Trustee	August 17, 2017

/s/Kenneth C. Froewiss
Kenneth C. Froewiss*	Vice Chairperson and Trustee	August 17, 2017

/s/Richard J. Herring
Richard J. Herring*	Trustee	August 17, 2017

/s/William McClayton
William McClayton*	Trustee	August 17, 2017

/s/Rebecca W. Rimel
Rebecca W. Rimel*	Trustee	August 17, 2017

/s/William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee	August 17, 2017

/s/Jean Gleason Stromberg
Jean Gleason Stromberg*	Trustee	August 17, 2017

*By:

/s/ Caroline Pearson

Caroline Pearson **

Chief Legal Officer

**	Attorney-in-fact pursuant to the power of attorney that is filed herein.

INDEX OF EXHIBITS

EXHIBIT
NUMBER	EXHIBIT TITLE

(11)	Opinion and Consent of Counsel as to the legality of the securities being registered

(13)(p)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement

(13)(q)	Form of Expense Limitation Agreement

(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney

11